              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON OCTOBER 31, 1996

                                         SECURITIES ACT REGISTRATION NO. 2-91216
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         / /

                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 33                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE

                          INVESTMENT COMPANY ACT OF 1940                     / /


                                 AMENDMENT NO. 34                            /X/

                        (Check appropriate box or boxes)
                            ------------------------

                        PRUDENTIAL MUNICIPAL SERIES FUND
               (Exact name of registrant as specified in charter)


                             GATEWAY CENTER THREE,
                            NEWARK, NEW JERSEY 07102
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250



                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE
                            NEWARK, NEW JERSEY 07102
                    (Name and Address of Agent for Service)


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):
                           /X/ immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
                           / / 60 days after filing pursuant to paragraph (a)(1) / / on (date) pursuant to paragraph (a)(1)
                           / / 75 days after filing pursuant to paragraph (a)(2) / / on (date) pursuant to paragraph (a)(2) of rule 485.

                           If appropriate, check the following box:

                           / / this post-effective amendment designates a new
                             effective date for a previously filed
                           post-effective amendment.

                        CALCULATION OF REGISTRATION FEE


                                                    PROPOSED         PROPOSED
                                                     MAXIMUM          MAXIMUM         AMOUNT OF
     TITLE OF SECURITIES         AMOUNT BEING    OFFERING PRICE      AGGREGATE      REGISTRATION
       BEING REGISTERED           REGISTERED       PER SHARE*     OFFERING PRICE*        FEE
SHARES OF BENEFICIAL INTEREST,
 PAR VALUE $.01 PER SHARE.....     9,300,497          $8.61          $330,000           $100



  * The calculation of the maximum offering price was made pursuant to Rule 24c-2 and was based on the average of the offering prices of the classes of each series, which offering prices on the close of business on October 22, 1996 were: $1.00 (Connecticut Money Market Series), $10.55 (Florida Series), $12.47 (Hawaii Income Series), $11.18 (Maryland Series), $12.01 (Massachusetts Series), $1.00 (Massachusetts Money Market Series), $12.19 (Michigan Series), $1.00 (New Jersey Money Market Series), $11.32 (New Jersey Series), $1.00 (New York Money Market Series), $12.27 (New York Series), $11.52 (North Carolina Series), $12.18 (Ohio Series) and $10.91 (Pennsylvania Series) pursuant to Rule 457(d). The total number of shares redeemed during the fiscal year ended August 31, 1996 amounted to 2,380,840,623 shares. Of this number, 9,212,929 shares have been used for reduction pursuant to paragraph (a) of Rule 24e-2 in all previous filings of post-effective amendments during the current year and 2,396,613,052 shares have been used for reduction pursuant to paragraph (c) of Rule 24f-2 in all previous filings during the current year. 9,300,497 ($80,077,287) of the redeemed shares for the fiscal year ended August 31, 1996 are being registered in the post-effective amendment being filed herein.



   Pursuant to rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of its shares of beneficial interest, $.01 par value per share. The Registrant filed a notice for its fiscal year ended August 31, 1996 on or about October 29, 1996


----------------------------------------------------------------------
----------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                LOCATION
---------------------------------------------------------------------------  ------------------------------------------------
PART A
Item  1.    Cover Page.....................................................  Cover Page
Item  2.    Synopsis.......................................................  Fund Expenses; Fund Highlights
Item  3.    Condensed Financial Information................................  Fund Expenses; Financial Highlights; How the
                                                                              Fund Calculates Performance
Item  4.    General Description of Registrant..............................  Cover Page; Fund Highlights; How the Fund
                                                                              Invests; General Information
Item  5.    Management of the Fund.........................................  Financial Highlights; How the Fund is Managed
Item  5A.   Management's Discussion of Fund Performance....................  Financial Highlights
Item  6.    Capital Stock and Other Securities.............................  Taxes, Dividends and Distributions; General
                                                                              Information
Item  7.    Purchase of Securities Being Offered...........................  Shareholder Guide; How the Fund Values its
                                                                              Shares
Item  8.    Redemption or Repurchase.......................................  Shareholder Guide; How the Fund Values its
                                                                              Shares; General Information
Item  9.    Pending Legal Proceedings......................................  Not Applicable
PART B
Item 10.    Cover Page.....................................................  Cover Page
Item 11.    Table of Contents..............................................  Table of Contents
Item 12.    General Information and History................................  General Information; Organization and
                                                                              Capitalization
Item 13.    Investment Objectives and Policies.............................  Investment Objectives and Policies; Investment
                                                                              Restrictions
Item 14.    Management of the Fund.........................................  Trustees and Officers; Manager; Distributor
Item 15.    Control Persons and Principal Holders of Securities............  Not Applicable
Item 16.    Investment Advisory and Other Services.........................  Manager; Distributor; Custodian, Transfer and
                                                                              Dividend Disbursing Agent and Independent
                                                                              Accountants
Item 17.    Brokerage Allocation and Other Practices.......................  Portfolio Transactions and Brokerage
Item 18.    Capital Stock and Other Securities.............................  Not Applicable
Item 19.    Purchase, Redemption and Pricing of Securities                   Purchase and Redemption of Fund Shares;
              Being Offered................................................   Shareholder Investment Account; Net Asset Value
Item 20.    Tax Status.....................................................  Distributions and Tax Information
Item 21.    Underwriters...................................................  Distributor
Item 22.    Calculation of Performance Data................................  Performance Information
Item 23.    Financial Statements...........................................  Financial Statements
PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
   Post-Effective Amendment to the Registration Statement.

PRUDENTIAL MUNICIPAL SERIES FUND

(CONNECTICUT MONEY MARKET SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Connecticut Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Connecticut State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey, 07102, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."


THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


AN  INVESTMENT  IN THE  SERIES IS  NEITHER  INSURED NOR  GUARANTEED BY  THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Connecticut Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Connecticut Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Connecticut State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Connecticut State and federal income taxes (Connecticut Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.


    In seeking to achieve its investment objective, the Series will invest primarily in Connecticut Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Connecticut Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the Series' shares. The Fund currently reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 22.

  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                       (CONNECTICUT MONEY MARKET SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................................       None
    Maximum Deferred Sales Load.............................................       None
    Maximum Sales Load Imposed on Reinvested Dividends......................       None
    Redemption Fees.........................................................       None
    Exchange Fee............................................................       None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (Before Waiver).........................................       .500%
    12b-1 Fees..............................................................       .125%
    Other Expenses..........................................................       .221%
                                                                                    ---
    Total Fund Operating Expenses (Before Waiver)...........................       .846%
                                                                                    ---
                                                                                    ---



                                                          1          3          5         10
EXAMPLE                                                 YEAR       YEARS      YEARS      YEARS
                                                      ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.........     $9         $27        $47       $104

The  above example is based on restated data for  the Series' fiscal year ended August 31, 1996.
THE EXAMPLE  SHOULD NOT  BE  CONSIDERED A  REPRESENTATION OF  PAST  OR FUTURE  EXPENSES.  ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The  purpose of  this table  is to  assist an  investor in  understanding the  various costs and expenses that an  investor in the  Series will bear,  whether directly or  indirectly. For  more complete  descriptions of the various costs and expenses,  see "How the Fund is Managed." "Other
Expenses" includes operating expenses  of the Series, such  as Trustees' and professional  fees, registration fees, reports to shareholders and transfer agency and custodian fees.

  ------------------
* Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (75%), Management Fees and Total Fund Operating Expenses would be .125% and .471%, respectively, of the Series' average net assets. See "How the Fund is Managed-- Manager--Fee Waivers."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                               YEAR ENDED AUGUST 31,
                                                        -------------------------------------------------------------------
                                                           1996          1995          1994          1993          1992
                                                        -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
Net investment income and net realized gains (c)......          .03          .032          .020          .022          .034
Dividends and distributions to shareholders...........         (.03)        (.032)        (.020)        (.022)        (.034)
                                                        -----------   -----------   -----------   -----------   -----------
Net asset value, end of period........................  $      1.00   $      1.00   $      1.00   $      1.00   $      1.00
                                                        -----------   -----------   -----------   -----------   -----------
                                                        -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (d):.....................................         3.17%         3.16%         2.02%         2.20%         3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................  $    77,683   $    62,867   $    54,302   $    57,794   $    40,480
Average net assets (000)..............................  $    74,576   $    57,103   $    60,594   $    53,152   $    33,964
Ratios to average net assets (c):
  Expenses, including distribution fee................          .47%         .581%         .542%         .387%         .125%
  Expenses, excluding distribution fee................          .35%         .456%         .417%         .262%          .00%
  Net investment income...............................         3.12%         3.17%         1.99%         2.17%         3.20%

                                                        AUGUST 5, 1991(a)
                                                             THROUGH
                                                         AUGUST 31, 1991
                                                        -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  1.00
Net investment income and net realized gains (c)......        .003
Dividends and distributions to shareholders...........       (.003)
                                                        -----------------
Net asset value, end of period........................     $  1.00
                                                        -----------------
                                                        -----------------
TOTAL RETURN (d):.....................................        0.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................     $10,904
Average net assets (000)..............................     $ 6,730
Ratios to average net assets (c):
  Expenses, including distribution fee................        .125%(b)
  Expenses, excluding distribution fee................         .00%(b)
  Net investment income...............................        4.42%(b)

--------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and/or management fee waiver.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              CALCULATION OF YIELD

--------------------------------------------------------------------------------

  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1996:



Value of hypothetical account at end of period.................  $1.000558183
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $0.000558183
                                                                 ------------
                                                                 ------------
CURRENT YIELD (1.000558183 X (365/7))+.........................     2.91%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............     2.95%
TAX-EQUIVALENT CURRENT YIELD (2.91%  DIVIDED BY (1 -
 42.32%))+.....................................................     5.04%

--------------
+After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 2.53%, 2.57% and 4.39%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1996 was 60 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the
Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/ Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE CONNECTICUT MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CONNECTICUT STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES (CONNECTICUT OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut
Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Certain shareholders may also be subject to Connecticut alternative minimum tax with respect to distributions from the Series. See "Taxes, Dividends and Distributions." The Connecticut Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL CONNECTICUT OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting Connecticut Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Connecticut Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Connecticut Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations. To the extent the Series invests in obligations other than Connecticut Obligations, dividends derived therefrom likely will not be exempt from Connecticut taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment of the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitment for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CONNECTICUT OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Connecticut Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN CONNECTICUT OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM CONNECTICUT OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF CONNECTICUT OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. Recent economic difficulties have resulted in severe fiscal stress in Connecticut, culminating with a General Fund deficit of $965 million at the close of fiscal year 1991 and the subsequent issuance of a like amount of Economic Recovery Notes which are being repaid over a five year period. As of August 9, 1996 only $236,000 of principal remains outstanding on the Economic Recovery Notes. In fiscal year 1992, the State took a number of actions to raise revenues, reduce expenditures, and establish a broader revenue base aimed at reducing the volatility of its budgetary operations. Chief among these were the implementation of a 4.5% personal income tax and the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6% and a decrease in the Corporation Business Tax from 13.8% in 1991 to 10.5% in 1996. These actions, along with conservative revenue projections, allowed the State to achieve modest surpluses for fiscal years 1992 through 1995, a sharp contrast to the previous four fiscal years, all of which ended in deficits. The State Comptroller's General Fund financial statements released August 1, 1996 estimate on operating surplus for fiscal year 1996 of $224.8 million. Furthermore, defense spending cuts, problems in the insurance industry and slow employment growth continue to strain the State's fiscal operations as the economy in the northeast recovers from the recession. If either Connecticut or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES
  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  ILLIQUID SECURITIES


  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional
Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .47%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid a management fee of .125 of 1% of the Series' average net assets after waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  Effective November 1, 1993, PMF agreed to waive 75% of its management fee. During the fiscal year ended August 31, 1996, PMF voluntarily waived $279,660 of its management fee (.375 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of shares of the Series.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1996, the Series paid PMFD and PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS


  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Individual shareholders and estates and trusts also may be subject to alternative minimum tax for Connecticut tax purposes with respect to certain distributions (other than exempt-interest dividends derived from Connecticut Obligations) from the Series.


  Distributions from the Series to corporate shareholders (other than S Corporations) that are exempt-interest dividends, whether or not derived from interest payments on Connecticut Obligations, are subject to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than S Corporations) that are treated as dividends for federal income tax purposes (not including exempt-interest dividends) is generally subject to taxation pursuant to the Connecticut Corporation Business Tax; the remaining 70% is excluded.



  Distributions from the Series to shareholders that are S Corporations are not subject to the Connecticut Corporation Business Tax to the extent such distributions are exempt-interest dividends and separately stated items for federal income tax purposes.


WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Income Series (not presently being offered), New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Income Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWISK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS.) See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although

Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential   Securities  clients  wishing  additional  information  concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.

  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Connecticut Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Connecticut Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Connecticut Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

  COMMAND ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention:  Account  Maintenance,  P.O.  Box 15015,  New  Brunswick,  New Jersey
08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED AS ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

         - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

        - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent, Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


          - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



         - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

----------------------

       TAXABLE BOND FUNDS
------------------------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

--------------------------

       TAX-EXEMPT BOND FUNDS
------------------------------------------------
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.
----------------

       GLOBAL FUNDS
------------------------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio


Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series


The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

----------------

       EQUITY FUNDS
------------------------------------------------
Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio

Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund


Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

-----------------------

       MONEY MARKET FUNDS
------------------------------------------------
- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series

Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and
   Dividend Disbursing Agent....................        12
HOW THE FUND VALUES ITS SHARES..................        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        15
  Description of Shares.........................        15
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        16
  How to Buy Shares of the Fund.................        16
  How to Sell Your Shares.......................        19
  How to Exchange Your Shares...................        21
  Shareholder Services..........................        22
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1



------------------------------------------------
MF154A                                         444575T

                              CUSIP No: 74435M-64-8

PROSPECTUS
NOVEMBER 1,
    1996

PRUDENTIAL
MUNICIPAL

SERIES FUND

(CONNECTICUT MONEY MARKET SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
(FLORIDA SERIES)

------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Florida Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series will be invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Florida Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Florida Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. It seeks to achieve this objective by investing primarily in Florida State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which, in the opinion of counsel, are exempt from the Florida intangibles tax and which pay income exempt from federal income tax (Florida Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Florida Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Florida Obligations. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.


    The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?


    The Series offers four classes of shares:


       - Class A Shares:   Sold  with an initial sales charge  of up to 3% of
                           the offering price.

       - Class B Shares:    Sold without  an  initial sales  charge  but  are
                            subject  to a contingent  deferred sales charge or
                            CDSC (declining from  5% to zero  of the lower  of
                            the  amount invested  or the  redemption proceeds)
                            which will be imposed on certain redemptions  made
                            within  six  years of  purchase. Although  Class B
                            shares   are    subject    to    higher    ongoing
                            distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                            A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

       - Class C Shares:   Sold without an initial sales charge and, for  one
                           year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


       - Class Z Shares:   Sold  without  either  an  initial  or  contingent
                           deferred  sales  charge  to  a  limited  group   of
                           investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.



    See "Shareholder Guide--Alternative Purchase Plan" at page 22.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                                (FLORIDA SERIES)

--------------------------------------------------------------------------------



                                                    CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                   SHARES       CLASS B SHARES          CLASS C SHARES          CLASS Z SHARES
                                                    -------  ----------------------  ----------------------  ----------------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)..........    3%              None                    None                    None
    Maximum Deferred Sales Load (as a percentage
     of original purchase price or redemption
     proceeds, whichever is lower)................   None     5% during the first    1% on redemptions made           None
                                                             year, decreasing by 1%    within one year of
                                                             annually to 1% in the          purchase
                                                             fifth and sixth years
                                                               and 0% the seventh
                                                                     year*
    Maximum Sales Load Imposed on Reinvested
     Dividends....................................   None             None                    None                    None
    Redemption Fees...............................   None             None                    None                    None
    Exchange Fee..................................   None             None                    None                    None



ANNUAL FUND OPERATING EXPENSES**                                                                      CLASS Z
(as a percentage of average net assets)     CLASS A SHARES   CLASS B SHARES     CLASS C SHARES       SHARES***
                                            --------------  -----------------  -----------------  ----------------
    Management Fees (Before Waiver).......        .50%             .50%               .50%               .50%
    12b-1 Fees (After Reduction)..........        .10++            .50                .75               None
    Other Expenses (Before Subsidy).......        .15              .15                .15                .15
                                              -------       -----------------  -----------------  ----------------

    Total Fund Operating Expenses (Before
     Waiver and Subsidy and After
     Reduction)...........................        .75%            1.15%              1.40%               .65%
                                              -------       -----------------  -----------------  ----------------
                                              -------       -----------------  -----------------  ----------------



EXAMPLE                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                          --------  --------  --------  --------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
    Class A.............................................................  $    37   $    53   $    70   $   120
    Class B.............................................................  $    62   $    67   $    73   $   123
    Class C.............................................................  $    24   $    44   $    77   $   168
    Class Z***..........................................................  $     7   $    27   $    36   $    81
You would pay the following expenses on the same investment, assuming no redemption:
    Class A.............................................................  $    37   $    53   $    70   $   120
    Class B.............................................................  $    12   $    37   $    63   $   123
    Class C.............................................................  $    14   $    44   $    77   $   168
    Class Z***..........................................................  $     7   $    27   $    36   $    81



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ---------------------
    * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

    ** Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management and 12b-1 fee waivers (Class A shares only) and the subsidy of expenses. At the current level of management fee waiver (40%) and other expense subsidy (100%), Management Fees would be .30 for Class A, Class B, Class C and Class Z shares and Other Expenses and Total Fund Operating Expenses would be .10% and .40%, respectively, of the average net assets of the Series' Class A shares, .50% and .80%, respectively, of the average net assets of the Series' Class B shares, .75% and 1.05%, respectively, of the average net assets of the Series' Class C shares and .00% and .30%, respectively, of the average net assets of the Series' Class Z shares. See "How the Fund is Managed--Manager-- Fee Waivers and Subsidy."


   *** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended August 31, 1996.

    + Pursuant to rules  of the National  Association of Securities  Dealers,
      Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

    ++ Although the Class A Distribution  and Service Plan provides that  the
       Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Series, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Series to no more than .10 of 1% of the average daily net asset value of the Class A shares of the Series for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver and Subsidy) of the Class A shares without such limitation would be .95%. See "How the Fund is Managed-- Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------

   The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                      CLASS A
                                     -------------------------------------------------------------------------
                                                                                                 DECEMBER 28,
                                                                                                   1990 (a)
                                                       YEAR ENDED AUGUST 31,                        THROUGH
                                     ---------------------------------------------------------    AUGUST 31,
                                        1996         1995        1994       1993       1992          1991
                                     ----------   ----------   --------   --------   ---------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................    $  10.06     $   9.91   $  10.87   $  10.27   $    9.76    $   9.55
                                     ----------   ----------   --------   --------   ---------   -------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..........         .57          .59        .59        .57         .65         .44
Net realized and unrealized gain on
 investment transactions...........         .05          .15       (.76)       .73         .51         .21
                                     ----------   ----------   --------   --------   ---------   -------------
    Total from investment
    operations.....................         .62          .74       (.17)      1.30        1.16         .65
                                     ----------   ----------   --------   --------   ---------   -------------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................        (.57)        (.59)      (.59)      (.57)       (.65)       (.44)
Distributions from net realized
 gains.............................          --           --       (.20)      (.13)         --          --
                                     ----------   ----------   --------   --------   ---------   -------------
    Total distributions............        (.57)        (.59)      (.79)      (.70)       (.65)       (.44)
                                     ----------   ----------   --------   --------   ---------   -------------
Net asset value, end of period.....    $  10.11     $  10.06   $   9.91   $  10.87   $   10.27    $   9.76
                                     ----------   ----------   --------   --------   ---------   -------------
                                     ----------   ----------   --------   --------   ---------   -------------
TOTAL RETURN (d):..................        6.20%        7.85%     (1.69)%    13.78%      12.26%       6.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....    $101,999     $120,963   $134,849   $148,900   $ 104,335    $ 63,929
Average net assets (000)...........    $112,266     $124,259   $146,489   $123,820   $  82,893    $ 41,528
Ratios to average net assets (c):
  Expenses, including distribution
   fees............................         .37%         .24%       .20%       .20%        .09%          0
  Expenses, excluding distribution
   fees............................         .27%         .17%       .20%       .20%        .09%          0
  Net investment income............        5.56%        6.04%      5.67%      5.94%       6.41%       6.68%(b)
Portfolio turnover rate............          68%          65%        75%        68%         56%         39%


   ---------------------

    (a) Commencement of offering of Class A shares.
    (b) Annualized.
    (c) Net of expense subsidy and fee waiver.
    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                               CLASS B
                                                              ------------------------------------------
                                                                                             AUGUST 1,
                                                                      YEAR ENDED              1994 (a)
                                                                      AUGUST 31,              THROUGH
                                                              ---------------------------    AUGUST 31,
                                                                  1996           1995           1994
                                                              ------------   ------------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................   $ 10.06        $  9.91        $  9.95
                                                              ------------     ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...................................       .53            .55            .04
Net realized and unrealized gain (loss) on
 investment transactions....................................       .05            .15           (.04)
                                                              ------------     ------         ------
    Total from investment operations........................       .58            .70             --
                                                              ------------     ------         ------
LESS DISTRIBUTIONS
Dividends from net investment income........................      (.53)          (.55)          (.04)
Distributions from net realized gains.......................        --             --             --
                                                              ------------     ------         ------
    Total distributions.....................................      (.53)          (.55)          (.04)
                                                              ------------     ------         ------
Net asset value, end of period..............................   $ 10.11        $ 10.06        $  9.91
                                                              ------------     ------         ------
                                                              ------------     ------         ------
TOTAL RETURN (d):...........................................      5.79%          7.39%         (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................   $14,699        $ 8,326        $   582
Average net assets (000)....................................   $12,570        $ 4,699        $   118
Ratios to average net assets (c):
  Expenses, including distribution fee......................       .77%           .67%           .70%(b)
  Expenses, excluding distribution fee......................       .27%           .17%           .20%(b)
  Net investment income.....................................      5.16%          5.56%          6.21%(b)
Portfolio turnover rate.....................................        68%            65%            75%


   -----------------------
    (a) Commencement of offering of Class B shares.

    (b) Annualized.

    (c) Net of expense subsidy and fee waiver.

    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                  CLASS C
                                                              -----------------------------------------------
                                                                                                JULY 26, 1993
                                                                   YEAR ENDED AUGUST 31,         (a) THROUGH
                                                              -------------------------------    AUGUST 31,
                                                                1996       1995       1994          1993
                                                              --------   --------   ---------   -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $  10.06   $   9.91    $10.87        $10.58
                                                              --------   --------   ---------      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...................................       .50        .53       .48           .03
Net realized and unrealized gain (loss) on
 investment transactions....................................       .05        .15      (.76)          .29
                                                              --------   --------   ---------      ------
    Total from investment operations........................       .55        .68      (.28)          .32
                                                              --------   --------   ---------      ------
LESS DISTRIBUTIONS
Dividends from net investment income........................      (.50)      (.53)     (.48)         (.03)
Distributions from net realized gains.......................        --         --      (.20)           --
                                                              --------   --------   ---------      ------
    Total distributions.....................................      (.50)      (.53)     (.68)         (.03)
                                                              --------   --------   ---------      ------
Net asset value, end of period..............................  $  10.11   $  10.06    $ 9.91        $10.87
                                                              --------   --------   ---------      ------
                                                              --------   --------   ---------      ------
TOTAL RETURN (d):...........................................      5.52%      7.12%    (2.40)%        3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................  $  7,792   $  9,028    $11,185       $3,132
Average net assets (000)....................................  $  8,293   $ 10,265    $9,280        $1,038
Ratios to average net assets (c):
  Expenses, including distribution fee......................      1.02%       .92%      .95%          .95%(b)
  Expenses, excluding distribution fee......................       .27%       .17%      .20%          .20%(b)
  Net investment income.....................................      4.91%      5.35%     4.99%         5.19%(b)
Portfolio turnover rate.....................................        68%        65%       75%           68%


   ---------------------

    (a) Commencement of offering of Class C shares.


    (b) Annualized.

    (c) Net of expense subsidy and fee waiver.

    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE FLORIDA SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND TO INVEST IN SECURITIES WHICH WILL ENABLE ITS SHARES TO BE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND, IN CONJUNCTION THEREWITH, THE SERIES MAY ALSO INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN FLORIDA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH, IN THE OPINION OF COUNSEL, ARE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAX (FLORIDA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Florida Obligations and certain types of U.S. Government securities and other assets are exempt from the Florida intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Florida Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Florida Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL FLORIDA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Florida Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Florida Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Florida Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN FLORIDA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that the Series will have at least 80% of its total assets invested in Florida Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. The Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Florida Obligations or may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON FLORIDA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Florida Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

    THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


    BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,311.3 million for 1995-1996, an increase of 3.3% over revenues for 1994-1995. Estimated Revenue of $14,538.8 million for fiscal 1995-1996 represents an increase of 6.5% over 1994-1995. If the issuers of any of the Florida Obligations are unable to meet their financial obligations because of natural disasters or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


    The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


    The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

    The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


    The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of expense subsidy and fee waivers, were
 .37%, .77% and 1.02% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights." No Class Z shares were outstanding during this period.


MANAGER


    PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .19 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Series is Marie Conti, Vice President of Prudential Investments. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS AND SUBSIDY


    During the fiscal year ended August 31, 1996, PMF voluntarily waived $417,808 (.31 of 1% of average net assets) of its management fee. For the seven months ended March 31, 1996, PMF agreed to waive 70% of its management fee. For the three months ended June 30, 1996, PMF waived 60% of its management fee. For the two months ended August 31, 1996, PMF waived 40% of its management fee. For the four months ended December 31, 1995, PMF voluntarily subsidized all operating expenses (except management and distribution fees) of the Series. The Series is not required to reimburse PMF for such fee waivers and expense subsidy. Thereafter, PMF may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR


    PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. Prudential Securities also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee at a rate of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."


  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

    Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the

Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

    THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

    In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.



  Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Series will not be subject to any Florida state income tax on distributions received from the Series. However, distributions are likely to be taxable in whole or in part to corporate shareholders (which include limited liability companies) which are subject to Florida corporate income tax.


  Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Florida Obligations and certain types of U.S. Government securities and other assets are exempt from this intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year. If the Series holds any other type of assets on that date, then the entire value of the Series shares (except for that portion of the value of the shares attributable to U.S. government obligations) will be subject to the Florida intangibles tax.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Florida purposes.

WITHHOLDING TAXES

    Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


    THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. The Series has a capital loss carryforward of $1,442,339, which expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


    THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.



  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.


  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The

Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


    YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered commencing on or about December 1, 1996 to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."



  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.



  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


    THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                   ANNUAL 12B-1 FEES
                                                  (AS A % OF AVERAGE
                                                         DAILY
                       SALES CHARGE                   NET ASSETS)                OTHER INFORMATION
           ------------------------------------  ---------------------  ------------------------------------
CLASS A    Maximum initial sales charge of 3%    .30 of 1% (currently   Initial sales charge waived or
           of the public offering price          being charged at a     reduced for certain purchases
                                                 rate of .10 of 1%)
CLASS B    Maximum contingent deferred sales     .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser                           approximately seven years after
           of the amount invested or the                                purchase
           redemption proceeds; declines to
           zero after six years
CLASS C    Maximum CDSC of 1% of the lesser of   .75 of 1%              Shares do not convert to another
           the amount invested or the                                   class
           redemption proceeds on redemptions
           made within one year of purchase
CLASS Z    None                                  None                   Sold to a limited group of investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                      SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                       PERCENTAGE OF    PERCENTAGE OF NET   AS PERCENTAGE OF
AMOUNT OF PURCHASE                    OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-----------------------------------  -----------------  -----------------  -------------------
Less than $99,999                            3.00%              3.09%               3.00%
$100,000 to $249,999                         2.50               2.56                2.50
$250,000 to $499,999                         1.50               1.52                1.50
$500,000 to $999,999                         1.00               1.01                1.00
$1,000,000 and above                      None             None               None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



  CLASS Z SHARES



  Class Z shares of the Series are available for purchase by participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES

    YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                              DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
------------------------------------------------------------  -------------------------
First.......................................................               5.0%
Second......................................................               4.0%
Third.......................................................               3.0%
Fourth......................................................               2.0%
Fifth.......................................................               1.0%
Sixth.......................................................               1.0%
Seventh.....................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


    AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

    In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.


        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

  -----------------------

        TAXABLE BOND FUNDS
  ---------------------------

  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
    Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
    Income Portfolio
  The BlackRock Government Income Trust

  --------------------------

        TAX-EXEMPT BOND FUNDS
  ---------------------------
  Prudential California Municipal Fund
    California Series
    California Income Series
  Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
  Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
  Prudential National Municipals Fund, Inc.
  -----------------

        GLOBAL FUNDS
  ---------------------------

  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
    Global Series
    International Stock Series
  The Global Government Plus Fund, Inc.
  The Global Total Return Fund, Inc.
  Global Utility Fund, Inc.

  -----------------

        EQUITY FUNDS
  ---------------------------

  Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
  Prudential Distressed Securities Fund, Inc.
  Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.
  Prudential Small Companies Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

  ------------------------

        MONEY MARKET FUNDS
  ---------------------------

  -TAXABLE MONEY MARKET FUNDS
  Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
    Money Market Series
  Prudential MoneyMart Assets, Inc.
  -TAX-FREE MONEY MARKET FUNDS
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
    California Money Market Series
  Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
  -COMMAND FUNDS
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  -INSTITUTIONAL MONEY MARKET FUNDS
  Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        25
  Conversion Feature--Class B Shares............        27
  How to Exchange Your Shares...................        28
  Shareholder Services..........................        29
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------

MF148A                                                                   4443351


                                                            Class A: 74435M-50-7
                                                CUSIP Nos.: Class B: 74435M-60-6
                                                            Class C: 74435M-61-4
                                                            Class Z: 74435M-42-4

                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

(FLORIDA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(HAWAII INCOME SERIES)

--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1996

--------------------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Hawaii Income Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Hawaii Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?
    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Hawaii Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Hawaii State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Hawaii State and federal income taxes (Hawaii Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Hawaii Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Hawaii Obligations. See "How the Fund Invests--Investment Objective and Policies" at page 8. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 11. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.


  WHO MANAGES THE FUND?

    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.



  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain retirement and employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 20 and "Shareholder Guide--Shareholder Services" at page 27.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 20.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares: Sold with an initial sales charge of up to 3% of the offering price.

     - Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares: Sold without an  initial sales charge  and, for  one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


    See "Shareholder Guide--Alternative Purchase Plan" at page 21.


  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 23.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                             (HAWAII INCOME SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES+                        CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                        -----------------   ------------------------   -----------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).............          3%                     None                   None
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower).............................         None          5%   during   the  first   1% on redemptions
                                                                            year, decreasing  by  1%   made  within  one
                                                                            annually to  1%  in  the   year of purchase
                                                                            fifth  and  sixth  years
                                                                            and 0% the seventh year*
    Maximum Sales Load Imposed on Reinvested
     Dividends.......................................         None                    None                   None
    Redemption Fees..................................         None                    None                   None
    Exchange Fee.....................................         None                    None                   None



ANNUAL FUND OPERATING EXPENSES**                        CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                                      -------------------  ----------------------  -------------------
(as a percentage of average net assets)

    Management Fees (Before Reduction)..............            .50%                   .50%                  .50%
    12b-1 Fees (After Reduction)....................            .10++                  .50                   .75++
    Other Expenses (Before Reduction)...............           1.38                   1.38                  1.38
                                                              -----                  -----                 -----
    Total Fund Operating Expenses (Before Reduction,
     Except for 12b-1 Fees).........................           1.98%                  2.38%                 2.63%
                                                              -----                  -----                 -----
                                                              -----                  -----                 -----
    Total Fund Operating Expenses (After
     Reduction).....................................            .45%                   .85%                 1.10%
                                                              -----                  -----                 -----
                                                              -----                  -----                 -----



                                                                1            3            5           10
EXAMPLE**                                                      YEAR        YEARS        YEARS        YEARS
                                                             --------     --------      -----        -----
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................    $ 34         $ 44      $      54    $      85
    Class B................................................    $ 59         $ 57      $      57    $      88
    Class C................................................    $ 21         $ 35      $      61    $     134
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................    $ 34         $ 44      $      54    $      85
    Class B................................................    $  9         $ 27      $      47    $      88
    Class C................................................    $ 11         $ 35      $      61    $     134



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ------------------------

    * Class   B  shares  will   automatically  convert  to   Class  A  shares
      approximately   seven   years   after   purchase.   See    "Shareholder
      Guide-Conversion Feature--Class B Shares."


   ** Based  on expenses  incurred during  the fiscal  year ended  August 31,
      1996, after consideration of expense reduction, without taking into account the management fee waiver. The Manager has agreed until further notice to subsidize expenses and waive management fees so that Total Fund Operating Expenses do not exceed .45%, .85% and 1.10% of the average net assets of the Class A, Class B and Class C shares, respectively. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses (After Reduction) would be .45% and .00%, respectively, of the average net assets of the Series' Class A shares, .45% and .40%, respectively, of the average net assets of the Series' Class B shares and .45% and .65%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers and Subsidy."


    + Pursuant  to rules of  the National Association  of Securities Dealers,
      Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


   ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Reduction) of the Class A and Class C shares without such limitations would be 2.18% and 2.88%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS A SHARES)


--------------------------------------------------------------------------------

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           CLASS A
                                               -------------------------------
                                                                SEPTEMBER 19,
                                                YEAR ENDED        1994 (B)
                                                AUGUST 31,         THROUGH
                                                   1996        AUGUST 31, 1995
                                               -------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $12.13          $ 11.64
                                                   ------           ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)....................         .66              .58
                                                     (.05)             .49
Net realized and unrealized gain (loss) on
 investment transactions.....................
                                                   ------           ------
    Total from investment operations.........         .61             1.07
                                                   ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income.........        (.66)            (.58)
Distributions from net realized gains........        (.08)              --
                                                   ------           ------
    Total distributions......................        (.74)            (.58)
                                                   ------           ------
Net asset value, end of period...............      $12.00          $ 12.13
                                                   ------           ------
                                                   ------           ------
TOTAL RETURN (c):............................        5.01%            9.42%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $3,800          $ 3,333
Average net assets (000).....................      $3,620          $ 2,778
Ratios to average net assets: (d)
  Expenses, including distribution fees......         .45%             .46%(a)
  Expenses, excluding distribution fees......         .35%             .36%(a)
  Net investment income......................        5.38%            5.32%(a)

Portfolio turnover rate......................          18%              75%


   --------------------------

   (a) Annualized.

   (b) Commencement of investment operations.


   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.


   (d) Net of expense subsidy and management fee waiver.

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS B SHARES)


--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           CLASS B
                                               --------------------------------
                                                                 SEPTEMBER 19,
                                                 YEAR ENDED        1994 (B)
                                                 AUGUST 31,         THROUGH
                                                    1996        AUGUST 31, 1995
                                               --------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $ 12.13          $ 11.64
                                                   -------           ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)....................          .61              .54
                                                      (.05)             .49
Net realized and unrealized gain (loss) on
 investment transactions.....................
                                                   -------           ------
    Total from investment operations.........          .56             1.03
                                                   -------           ------
LESS DISTRIBUTIONS
Dividends from net investment income.........         (.61)            (.54)
Distributions from net realized gains........         (.08)              --
                                                   -------           ------
    Total distributions......................         (.69)            (.54)
                                                   -------           ------
Net asset value, end of period...............      $ 12.00          $ 12.13
                                                   -------           ------
                                                   -------           ------
TOTAL RETURN (c):............................         4.60%            9.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $10,126          $ 8,949
Average net assets (000).....................      $ 9,599          $ 6,270
Ratios to average net assets: (d)
  Expenses, including distribution fees......          .85%             .86%(a)
  Expenses, excluding distribution fees......          .35%             .36%(a)
  Net investment income......................         4.98%            5.03%(a)

Portfolio turnover rate......................           18%              75%


   --------------------------


   (a) Annualized.



   (b) Commencement of investment operations.



   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.



   (d) Net of expense subsidy and management fee waiver.

--------------------------------------------------------------------------------


                              FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH OF THE INDICATED
                                    PERIODS)
                                (CLASS C SHARES)


--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           CLASS C
                                               -------------------------------
                                                                SEPTEMBER 19,
                                                YEAR ENDED        1994 (B)
                                                AUGUST 31,         THROUGH
                                                   1996        AUGUST 31, 1995
                                               -------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $12.13          $ 11.64
                                                   ------           ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)....................         .57              .51
                                                     (.05)             .49
Net realized and unrealized gain (loss) on
 investment transactions.....................
                                                   ------           ------
    Total from investment operations.........         .52             1.00
                                                   ------           ------
LESS DISTRIBUTIONS
Dividends from net investment income.........        (.57)            (.51)
Distributions from net realized gains........        (.08)              --
                                                   ------           ------
    Total distributions......................        (.65)            (.51)
                                                   ------           ------
Net asset value, end of period...............      $12.00          $ 12.13
                                                   ------           ------
                                                   ------           ------
TOTAL RETURN (c):............................        4.34%            8.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............      $1,409          $   797
Average net assets (000).....................      $1,103          $   373
Ratios to average net assets: (d)
  Expenses, including distribution fees......        1.10%            1.11%(a)
  Expenses, excluding distribution fees......         .35%             .36%(a)
  Net investment income......................        4.74%            4.79%(a)

Portfolio turnover rate......................          18%              75%


   --------------------------


   (a) Annualized.



   (b) Commencement of investment operations.



   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.



   (d) Net of expense subsidy and management fee waiver.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE HAWAII INCOME SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM HAWAII STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN HAWAII STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM HAWAII STATE AND FEDERAL INCOME TAXES (HAWAII OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Hawaii law provides that dividends paid by the Series are exempt from Hawaii State income tax for individuals who reside in Hawaii to the extent such dividends are derived from interest payments on Hawaii Obligations. Hawaii Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Hawaii Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED

BY THE ISSUE. Typically,  municipal lease obligations are  issued by a state  or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL HAWAII OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Hawaii Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Hawaii Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Hawaii Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN HAWAII OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Hawaii State and federal income taxes or the Series will have at least 80% of its total assets invested in Hawaii Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Hawaii Obligations or may invest its assets so that more than 20% of the income is subject to Hawaii State or federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON HAWAII OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Hawaii Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON, FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the
CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS

  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN HAWAII OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN HAWAII OBLIGATIONS TO THIS DEGREE. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. Tourism dominates Hawaii's economy, with six out of ten jobs in the economy related to tourism. By attracting tourists from Asia, the United States and Europe, Hawaii's tourism economy has become less volatile. Nevertheless, the number of visitors has declined in recent years because of recessions in both the United States and Japan. Reported improvement in tourism has not yet been reflected in State revenues, and has lagged early estimates. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition and a reduction in operations by major producers. There has, however, been some diversification in the agriculture products raised in Hawaii and such diversification has provided some alternative employment opportunities. The State's economy has in recent years reflected the effects of the general economic recession in the United States and Asia. If the issuers of any of the Hawaii Obligations are unable to meet their financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investment in Tax-Exempt Securities" in the Statement of Additional Information.

  THE SERIES IS "NON-DIVERSIFIED" SO THAT MORE THAN 5% OF ITS TOTAL ASSETS MAY BE INVESTED IN THE SECURITIES OF ONE OR MORE ISSUERS. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  The Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of expense subsidy and fee waivers, were
 .45%, .85% and 1.10% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY, 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since its inception and has been employed by PIC in various capacities since 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS AND SUBSIDY


  PMF has voluntarily agreed to subsidize expenses and waive management fees so that total Series operating expenses will not exceed .45%, .85% and 1.10% of the average net assets of the Class A, Class B and Class C shares, respectively. Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for any such subsidy or waiver. Thereafter, PMF may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR



  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See
"Shareholder  Guide--How  to  Sell  Your  Shares--  Contingent  Deferred   Sales
Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If, on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein, and the Fund's assets, which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See

"Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Hawaii law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on December 31, 1994. Dividends paid by the Series and derived from interest on obligations which pay interest excludable from Hawaii income tax under Hawaii law will be exempt from the Hawaii income tax (although not from the Hawaii franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the Hawaii income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Series will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares.

  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Hawaii purposes.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares.The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Hawaii Income Series), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                             ANNUAL 12b-1 FEES
                                                          (AS A % OF AVERAGE DAILY
                            SALES CHARGE                        NET ASSETS)                      OTHER INFORMATION
            --------------------------------------------  ------------------------  --------------------------------------------
CLASS A     Maximum initial sales charge of 3% of the     .30 of 1% (currently      Initial sales charge waived or reduced for
            public offering price                         being charged at a rate   certain purchases
                                                          of .10 of 1%)
CLASS B     Maximum contingent deferred sales charge or   .50 of 1%                 Shares convert to Class A shares
            CDSC of 5% of the lesser of the amount                                  approximately seven years after purchase
            invested or the redemption proceeds;
            declines to zero after six years
CLASS C     Maximum CDSC of 1% of the lesser of the       1% (currently being       Shares do not convert to another class
            amount invested or the redemption proceeds    charged at a rate of .75
            on redemptions made within one year of        of 1%)
            purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                SALES CHARGE AS         SALES CHARGE AS          DEALER CONCESSION
                                 PERCENTAGE OF         PERCENTAGE OF NET         AS PERCENTAGE OF
    AMOUNT OF PURCHASE           OFFERING PRICE         AMOUNT INVESTED           OFFERING PRICE
---------------------------  ----------------------  ----------------------  -------------------------
  Less than $99,999                      3.00%                   3.09%                    3.00%
  $100,000 to $249,999                   2.50                    2.56                     2.50
  $250,000 to $499,999                   1.50                    1.52                     1.50
  $500,000 to $999,999                   1.00                    1.01                     1.00
  $1,000,000 and above                None                    None                     None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or
(d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                           CONTINGENT DEFERRED SALES CHARGE AS A
YEAR SINCE PURCHASE                          PERCENTAGE OF DOLLARS INVESTED OR
PAYMENT MADE                                        REDEMPTION PROCEEDS
-----------------------------------------  -------------------------------------
First....................................                  5.0%
Second...................................                  4.0%
Third....................................                  3.0%
Fourth...................................                  2.0%
Fifth....................................                  1.0%
Sixth....................................                  1.0%
Seventh..................................                  None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON

INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Series, you can take advantage of the following services and privileges:

  -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."

  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



  -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


              ------------------------
              TAXABLE BOND FUNDS
              ------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
              ------------------------
              Tax-Exempt Bond Funds
              ------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
              ------------------------
              Global Funds
              ------------------------
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Purdential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.
              ------------------------
              Equity Funds
              ------------------------
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
              ------------------------
              Money Market Funds
              ------------------------
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
HOW THE FUND INVESTS.................................................         8
  Investment Objective and Policies..................................         8
  Other Investments and Policies.....................................        12
  Investment Restrictions............................................        13
HOW THE FUND IS MANAGED..............................................        13
  Manager............................................................        13
  Distributor........................................................        14
  Portfolio Transactions.............................................        15
  Custodian and Transfer and Dividend Disbursing Agent...............        15
HOW THE FUND VALUES ITS SHARES.......................................        16
HOW THE FUND CALCULATES PERFORMANCE..................................        16
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        17
GENERAL INFORMATION..................................................        19
  Description of Shares..............................................        19
  Additional Information.............................................        20
SHAREHOLDER GUIDE....................................................        20
  How to Buy Shares of the Fund......................................        20
  Alternative Purchase Plan..........................................        21
  How to Sell Your Shares............................................        23
  Conversion Feature--Class B Shares.................................        25
  How to Exchange Your Shares........................................        26
  Shareholder Services...............................................        27
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       A-1



                  -------------------------------------------


MF165A                                                                   42M042Y


                                      Class A:  74435M-47-3
                       CUSIP Nos.:    Class B:  74435M-46-5
                                      Class C:  74435M-45-7


                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

(HAWAII INCOME SERIES)
--------------------------------------


                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MASSACHUSETTS SERIES)
--------------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Massachusetts Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Massachusetts Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts
  Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests-- Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-- Manager" at page 13.



  WHO DISTRIBUTES THE SERIES' SHARES?



    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

       - Class A Shares:  Sold with an initial sales  charge of up to  3%
                          of the offering price.

       - Class B Shares:  Sold  without an  initial sales  charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

       - Class C Shares:  Sold without an initial  sales charge and,  for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                             (Massachusetts Series)
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES+          CLASS A SHARES              CLASS B SHARES                CLASS C SHARES
                                        ---------------------     -------------------------     -------------------------
  Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price).................              3%                         None                          None
  Maximum Deferred Sales Load (as a
   percentage of original purchase
   price or redemption proceeds,
   whichever is lower).............             None              5% during the first year,     1% on redemptions made
                                                                  decreasing by 1% annually     within one year of
                                                                  to 1%  in the  fifth  and     purchase
                                                                  sixth  years  and  0% the
                                                                  seventh year*
  Maximum Sales Load Imposed on
   Reinvested Dividends............             None                        None                          None
  Redemption Fees..................             None                        None                          None
  Exchange Fee.....................             None                        None                          None



ANNUAL FUND OPERATING
  EXPENSES**
(as a percentage of average
net assets)                         CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                   -----------------      -----------------      -----------------
    Management Fees (Before
     Waiver)..................              .50%                   .50%                   .50%
    12b-1 Fees (After
     Reduction)...............              .10++                  .50                    .75++
    Other Expenses............              .51                    .51                    .51
                                            ---                    ---                    ---
    Total Fund Operating
     Expenses (Before Waiver
     and After Reduction).....             1.11%                  1.51%                  1.76%
                                            ---                    ---                    ---
                                            ---                    ---                    ---



                                                       1          3           5             10
EXAMPLE                                              YEAR       YEARS       YEARS         YEARS
                                                    -------    --------    --------      --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period:
    Class A......................................     $41         $64         $89          $161
    Class B......................................     $65         $78         $92          $164
    Class C......................................     $28         $55         $95          $207
You would pay the following expenses on the same
 investment, assuming no redemption:
    Class A......................................     $41         $64         $89          $161
    Class B......................................     $15         $48         $82          $164
    Class C......................................     $18         $55         $95          $207



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ---------------------

    * Class   B  shares  will   automatically  convert  to   Class  A  shares
      approximately   seven   years   after   purchase.   See    "Shareholder
      Guide--Conversion Feature--Class B Shares."


   ** Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and 1.06%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.46%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.71%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."


    + Pursuant  to rules of  the National Association  of Securities Dealers,
      Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."


   ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.31% and 2.01%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                        CLASS A
                                       -------------------------------------------------------------------------
                                                                                                     JANUARY 22,
                                                               YEAR ENDED                             1990 (A)
                                                               AUGUST 31,                              THROUGH
                                       -----------------------------------------------------------   AUGUST 31,
                                        1996         1995         1994     1993     1992     1991       1990
                                       -------      -------      ------   ------   ------   ------   -----------
  PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
   period............................  $ 11.63      $ 11.37      $12.17   $11.50   $10.94   $10.44   $ 10.70
                                       -------      -------      ------   ------   ------   ------   -----------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income..............      .59(d)       .65(d)      .67      .68      .69      .70       .41
  Net realized and unrealized gain
   (loss) on
   investment transactions...........     (.02)         .26        (.73)     .67      .56      .50      (.26)
                                       -------      -------      ------   ------   ------   ------   -----------
    Total from investment
     operations......................      .57          .91        (.06)    1.35     1.25     1.20       .15
                                       -------      -------      ------   ------   ------   ------   -----------
  LESS DISTRIBUTIONS
  Dividends from net investment
   income............................     (.59)        (.65)       (.67)    (.68)    (.69)    (.70)     (.41)
  Distributions from net realized
   gains.............................     (.07)          --        (.07)      --       --       --        --
                                       -------      -------      ------   ------   ------   ------   -----------
    Total distributions..............     (.66)        (.65)       (.74)    (.68)    (.69)    (.70)     (.41)
                                       -------      -------      ------   ------   ------   ------   -----------
  Net asset value, end of period.....  $ 11.54      $ 11.63      $11.37   $12.17   $11.50   $10.94   $ 10.44
                                       -------      -------      ------   ------   ------   ------   -----------
                                       -------      -------      ------   ------   ------   ------   -----------
  TOTAL RETURN (C):..................     4.93%        8.33%       (.58)%  12.10%   11.76%   11.81%     1.41%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000)....  $28,058      $27,525      $2,293   $2,325   $  903   $  665   $   257
  Average net assets (000)...........  $28,091      $15,837      $2,578   $1,336   $  770   $  344   $   127
  Ratios to average net assets:
    Expenses, including distribution
     fee.............................     1.06%(d)      .97%(d)     .87%     .95%     .99%    1.05%     1.04%(b)
    Expenses, excluding distribution
     fee.............................      .96%(d)      .87%(d)     .77%     .85%     .89%     .95%      .95%(b)
    Net investment income............     5.06%(d)     5.59%(d)    5.60%    5.79%    6.14%    6.53%     6.60%(b)
  Portfolio turnover rate............       18%          36%         33%      56%      32%      34%       33%


  ----------------

   (a) Commencement of offering of Class A shares.

   (b) Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                           CLASS B
                             ---------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                             ---------------------------------------------------------------------------------------------------
                               1996         1995        1994         1993        1992        1991        1990        1989 (B)
                             --------     --------     -------     --------    --------    --------    --------    -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....    $  11.62     $  11.36     $ 12.17     $  11.49    $  10.94    $  10.44    $  10.74      $ 10.53
                             --------     --------     -------     --------    --------    --------    --------    -------------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....         .54(d)       .60(d)      .61          .63         .64         .65         .65          .68
Net realized and
 unrealized gain (loss)
 on investment
 transactions............        (.02)         .26        (.74)         .68         .55         .50        (.30)         .21
                             --------     --------     -------     --------    --------    --------    --------    -------------
  Total from investment
   operations............         .52          .86        (.13)        1.31        1.19        1.15         .35          .89
                             --------     --------     -------     --------    --------    --------    --------    -------------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......        (.54)        (.60)       (.61)        (.63)       (.64)       (.65)       (.65)        (.68)
Distributions from net
 realized gains..........        (.07)          --        (.07)          --          --          --          --           --
                             --------     --------     -------     --------    --------    --------    --------    -------------
  Total distributions....        (.61)        (.60)       (.68)        (.63)       (.64)       (.65)       (.65)        (.68)
                             --------     --------     -------     --------    --------    --------    --------    -------------
Net asset value, end of
 period..................    $  11.53     $  11.62     $ 11.36     $  12.17    $  11.49    $  10.94    $  10.44      $ 10.74
                             --------     --------     -------     --------    --------    --------    --------    -------------
                             --------     --------     -------     --------    --------    --------    --------    -------------
TOTAL RETURN (C):........       4.51%         7.90%      (1.15)%      11.77%      11.23%      11.38%       3.40%        8.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................    $ 22,758     $ 28,367     $55,420     $ 61,121    $ 53,449    $ 49,641    $ 50,575      $52,754
Average net assets
 (000)...................    $ 25,751     $ 39,455     $59,544     $ 55,965    $ 50,607    $ 49,083    $ 52,974      $49,841
Ratios to average net
 assets:
  Expenses, including
   distribution fee......        1.46%(d)     1.34%(d)    1.27%        1.35%       1.39%       1.45%       1.37%        1.34%
  Expenses, excluding
   distribution fee......         .96%(d)      .84%(d)     .77%         .85%        .89%        .95%        .90%         .87%
  Net investment
   income................        4.66%(d)     5.37%(d)    5.20%        5.39%       5.74%       6.13%       6.21%        6.24%
Portfolio turnover
 rate....................          18%          36%         33%          56%         32%         34%         33%          23%


                               1988         1987
                             --------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....    $  10.58     $  11.47
                             --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....         .71(a)       .71(a)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............        (.05)        (.67)
                             --------     --------
  Total from investment
   operations............         .66          .04
                             --------     --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......        (.71)        (.71)
Distributions from net
 realized gains..........          --         (.22)
                             --------     --------
  Total distributions....        (.71)        (.93)
                             --------     --------
Net asset value, end of
 period..................    $  10.53     $  10.58
                             --------     --------
                             --------     --------
TOTAL RETURN (C):........        6.54%        0.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................    $ 45,278     $ 40,655
Average net assets
 (000)...................    $ 41,357     $ 38,462
Ratios to average net
 assets:
  Expenses, including
   distribution fee......        1.22%(a)     1.15%(a)
  Expenses, excluding
   distribution fee......         .72%(a)      .65%(a)
  Net investment
   income................        6.76%(a)     6.34%(a)
Portfolio turnover
 rate....................          41%         116%


  ----------------

   (a) Net of expense subsidy.

   (b) On  December  31,  1988,  Prudential  Mutual  Fund  Management,   Inc.
       succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                            CLASS C
                                                              ------------------------------------
                                                                                        AUGUST 1,
                                                                   YEAR ENDED            1994 (a)
                                                                   AUGUST 31,            THROUGH
                                                              --------------------      AUGUST 31,
                                                               1996         1995           1994
                                                              -------      -------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.62      $ 11.36        $ 11.41
                                                                           -------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................      .51(d)       .57(d)         .04
Net realized and unrealized gain (loss) on
 investment transactions....................................     (.02)         .26           (.05)
                                                              -------      -------      ----------
    Total from investment operations........................      .49          .83           (.01)
                                                              -------      -------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income........................     (.51)        (.57)          (.04)
Distributions from net realized gains.......................     (.07)          --             --
                                                              -------      -------      ----------
    Total distributions.....................................     (.58)        (.57)          (.04)
                                                              -------      -------      ----------

Net asset value, end of period..............................   $11.53       $11.62         $11.36
                                                              -------      -------      ----------
                                                              -------      -------      ----------
TOTAL RETURN (c):...........................................     4.26%        7.60%          (.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period...................................  $45,000      $14,000        $   216
Average net assets..........................................  $41,000      $14,000        $    15
Ratios to average net assets:
  Expenses, including distribution fee......................     1.72%(d)     1.60%(d)       1.57%(b)
  Expenses, excluding distribution fee......................      .97%(d)      .85%(d)        .82%(b)
  Net investment income.....................................     4.39%(d)     5.07%(d)       5.06%(b)
Portfolio turnover rate.....................................       18%          36%            33%


   -----------------------

   (a)  Commencement of offering of Class C shares.

   (b)  Annualized.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are derived from interest payments on Massachusetts Obligations or from long-term capital gains on certain Massachusetts Obligations. Massachusetts Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Massachusetts Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Massachusetts Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Massachusetts Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MASSACHUSETTS OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Massachusetts and federal income taxes or the Series will have at least 80% of its total assets invested in Massachusetts Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Massachusetts Obligations or may invest its assets so that more than 20% of the income is subject to Massachusetts state or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. However, since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth resulting in the achievement of balanced budgets in both fiscal 1991-1992 and fiscal 1992-1993. On a statutory accounting basis, the Commonwealth reported that the Budgeted Operating Funds ended fiscal year 1993 with balances of $562.5 million and ended fiscal year 1994 with balances of $589.3 million. Fiscal year 1995 tax revenue collections totaled $11.163 billion, which exeeded estimates by $13 million and exceeded fiscal 1994 tax revenues by $556 million. On September 16, 1996, the Commonwealth released its preliminary financial report for fiscal year 1996. The Budgeted Operating Funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $426.4 million resulting in aggregate ending fund balances in the Budgeted Operating Funds of the Commonwealth of approximately $1.152 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.323 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than the most recent estimate. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive education reform legislation enacted in 1993. The Commonwealth estimates total spending in fiscal 1997 to be approximately $17.704 billion, including $235.5 million in continuing appropriations from fiscal 1996. Fiscal 1997 total revenues are estimated to be approximately $17.296 billion, including approximately $12.197 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $146 million, or 1.2%, over estimated fiscal 1996 tax collections. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISOR AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.



  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.06%, 1.46% and 1.72% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE

NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager is Marie Conti, a Vice President of Prudential Investments. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See

"Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $10,600, which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account

Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series, and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE     OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
---------------------  -----------------  -----------------  -------------------
Less than $99,999              3.00%              3.09%               3.00%
$100,000 to $249,999           2.50               2.56                2.50
$250,000 to $499,999           1.50               1.52                1.50
$500,000 to $999,999           1.00               1.01                1.00
$1,000,000 and above         None               None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                               CONTINGENT DEFERRED SALES
                                                                CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                             OF DOLLARS INVESTED OR
PAYMENT MADE                                                      REDEMPTION PROCEEDS
------------------------------------------------------------  ---------------------------
First.......................................................                         5.0%
Second......................................................                         4.0%
Third.......................................................                         3.0%
Fourth......................................................                         2.0%
Fifth.......................................................                         1.0%
Sixth.......................................................                         1.0%
Seventh.....................................................                         None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For

Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD THE CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.
Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


        -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



        -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

  -----------------------

       TAXABLE BOND FUNDS
  -----------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust


  --------------------------

       TAX-EXEMPT BOND FUNDS
  -----------------------------------------------

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

  -----------------

       GLOBAL FUNDS
  -----------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


  -----------------

       EQUITY FUNDS
  -----------------------------------------------


Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


  -----------------------

       MONEY MARKET FUNDS
  -----------------------------------------------


-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                           PAGE
                                          ------
FUND HIGHLIGHTS.........................       2
  Risk Factors and Special
   Characteristics......................       2
FUND EXPENSES...........................       4
FINANCIAL HIGHLIGHTS....................       5
HOW THE FUND INVESTS....................       8
  Investment Objective and Policies.....       8
  Other Investments and Policies........      12
  Investment Restrictions...............      13
HOW THE FUND IS MANAGED.................      13
  Manager...............................      13
  Distributor...........................      14
  Portfolio Transactions................      16
  Custodian and Transfer and Dividend
   Disbursing Agent.....................      16
HOW THE FUND VALUES ITS SHARES..........      17
HOW THE FUND CALCULATES PERFORMANCE.....      17
TAXES, DIVIDENDS AND DISTRIBUTIONS......      18
GENERAL INFORMATION.....................      20
  Description of Shares.................      20
  Additional Information................      21
SHAREHOLDER GUIDE.......................      21
  How to Buy Shares of the Fund.........      21
  Alternative Purchase Plan.............      22
  How to Sell Your Shares...............      24
  Conversion Feature--Class B Shares....      27
  How to Exchange Your Shares...........      28
  Shareholder Services..................      29
THE PRUDENTIAL MUTUAL FUND FAMILY.......     A-1


-------------------------------------------
MF119A                                                                   44404AW

                                   Class A: 74435M-65-5
                        CUSIP Nos.: Class B: 74435M-66-3
                                   Class C: 74435M-56-4



                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

MASSACHUSETTS SERIES
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MASSACHUSETTS MONEY MARKET SERIES)
----------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1996

----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Massachusetts Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Massachusetts state, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225 -1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."


THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


AN  INVESTMENT  IN THE  SERIES IS  NEITHER  INSURED NOR  GUARANTEED BY  THE U.S.
GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Massachusetts Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.


    In seeking to achieve its investment objective, the Series will invest primarily in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the Series' shares. The Series currently reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide-- Shareholder Services" at page 22.

  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                      (MASSACHUSETTS MONEY MARKET SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases................................  None
    Maximum Deferred Sales Load............................................  None
    Maximum Sales Load Imposed on Reinvested Dividends.....................  None
    Redemption Fees........................................................  None
    Exchange Fee...........................................................  None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (Before Waiver)........................................   .500 %
    12b-1 Fees.............................................................   .125 %
    Other Expenses.........................................................   .304 %
                                                                             ------
    Total Fund Operating Expenses (Before Waiver)..........................   .929 %
                                                                             ------
                                                                             ------



                                                              1      3      5     10
EXAMPLE                                                      YEAR  YEARS  YEARS  YEARS
                                                             ----  -----  -----  -----
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:                  $ 9   $ 30   $ 51   $114



  The above example is based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
  ------------------

  * Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (75%), Management Fees and Total Fund Operating Expenses would be .125% and .554%, respectively, of the Series' average net assets. See "How the Fund is Managed-- Manager--Fee Waivers."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                                    AUGUST 5,
                                                               YEAR ENDED AUGUST 31,                 1991(a)
                                                    -------------------------------------------      THROUGH
                                                     1996     1995     1994     1993     1992    AUGUST 31, 1991
                                                    -------  -------  -------  -------  -------  ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00      $ 1.00
Net investment income and net realized
 gains (c)........................................     .031     .031     .019     .021     .034        .003
Dividends and distributions to shareholders.......    (.031)   (.031)   (.019)   (.021)   (.034)      (.003)
                                                    -------  -------  -------  -------  -------      ------
Net asset value, end of period....................  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00      $ 1.00
                                                    -------  -------  -------  -------  -------      ------
                                                    -------  -------  -------  -------  -------      ------
TOTAL RETURN (d):.................................     3.12%    3.10%    1.89%    2.17%    3.44%       0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $50,511  $56,822  $37,278  $36,608  $18,019      $6,365
Average net assets (000)..........................  $54,689  $42,919  $42,427  $32,246  $15,477      $3,200
Ratios to average net assets (c):
    Expenses, including distribution fee..........     .554%    .627%    .620%    .365%    .125%       .125%(b)
    Expenses, excluding distribution fee..........     .429%    .502%    .495%    .240%     .00%        .00%(b)
    Net investment income.........................     3.08%    3.14%    1.86%    2.11%    3.20%       4.46%(b)


  ----------------------------
   (a) Commencement of investment operations.
   (b) Annualized.
   (c) Net of expense subsidy and/or management fee waiver.

   (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              CALCULATION OF YIELD

--------------------------------------------------------------------------------

  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1996:



Value of hypothetical account at end of period.................  $1.000571113
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $1.000571113
                                                                 ------------
                                                                 ------------
CURRENT YIELD (0.000571113 X (365/7))+.........................     2.98%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............     3.02%
TAX-EQUIVALENT CURRENT YIELD (2.98%  DIVIDED BY (1 -
 46.85%))+.....................................................     5.61%


------------------------

+ After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 2.60%, 2.64% and 4.90%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1996 was 57 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations. The Massachusetts Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (i) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(ii) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting Massachusetts Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Massachusetts Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Massachusetts Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Massachusetts Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Massachusetts Obligations. To the extent the Series invests in obligations other than Massachusetts Obligations, dividends derived therefrom likely will not be exempt from Massachusetts income taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES ALSO MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. However, since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth resulting in the achievement of balanced budgets in both fiscal 1991-1992 and fiscal 1992-1993. On a statutory accounting basis, the Commonwealth reported that the Budgeted Operating Funds ended fiscal year 1993 with balances of $562.5 million and ended fiscal year 1994 with balances of $589.3 million. Fiscal year 1995 tax revenue collections totaled $11.163 billion, which exceeded estimates by $13 million and exceeded fiscal 1994 tax revenues by $556 million. On September 16, 1996, the Commonwealth released its preliminary financial report for fiscal year 1996. The Budgeted Operating Funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $426.4 million resulting in aggregate ending fund balances in the Budgeted Operating Funds of the Commonwealth of approximately $1.152 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.323 billion, including tax revenues of approximately $12.049 billion, approximately $365 million higher than the most recent estimate. Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.896 billion, an increase of approximately $645.7 million, or 4.0%, over fiscal 1995. The largest single spending increase in the fiscal 1996 budget is approximately $232 million to continue funding the comprehensive education reform legislation enacted in 1993. The Commonwealth estimates total spending in fiscal 1997 to be approximately $17.704 billion, including $235.5 million in continuing appropriations from fiscal 1996. Fiscal 1997 total revenues are estimated to be approximately $17.296 billion, including approximately $12.197 billion in tax revenues. The tax revenue estimate amounts to an increase of approximately $146 million, or 1.2%, over estimated fiscal 1996 tax collections. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  ILLIQUID SECURITIES


  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional
Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .554%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid a management fee of .125 of 1% of the Series' average net assets after waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  PMF has agreed to waive 75% of its management fee until further notice. During the fiscal year ended August 31, 1996, PMF voluntarily waived $205,083 of its management fee (.375 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of shares of the Series.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1996, the Series paid PMFD and PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS


  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through
Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Income Series (not presently being offered), New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Income Series, the New York Money Market Series and the New York Series offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the New Jersey Series and the New York Series offer four classes of shares, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P .M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P .M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although

Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential   Securities  clients  wishing  additional  information  concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.

  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Massachusetts Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Massachusetts Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

  COMMAND ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command Program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits; a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P .M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention:  Account  Maintenance,  P.O.  Box 15015,  New  Brunswick,  New Jersey
08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABIITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD

BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is made available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

      - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent. Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges discribed above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

------------------------------
TAXABLE BOND FUNDS
------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust


------------------------------
TAX-EXEMPT BOND FUNDS
------------------------------
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.
------------------------------
GLOBAL FUNDS
------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


------------------------------
EQUITY FUNDS
------------------------------

Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


------------------------------
MONEY MARKET FUNDS
------------------------------

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.



- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................   10
HOW THE FUND IS MANAGED........................   10
  Manager......................................   10
  Distributor..................................   11
  Portfolio Transactions.......................   12
  Custodian and Transfer and
   Dividend Disbursing Agent...................   12
HOW THE FUND VALUES ITS SHARES.................   13
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   13
GENERAL INFORMATION............................   15
  Description of Shares........................   15
  Additional Information.......................   15
SHAREHOLDER GUIDE..............................   16
  How to Buy Shares of the Fund................   16
  How to Sell Your Shares......................   19
  How to Exchange Your Shares..................   21
  Shareholder Services.........................   22
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1

     -------------------------------------------
MF153A                                         444565U


                              CUSIP No: 74435M-63-0


                                     PROSPECTUS
                                NOVEMBER 1, 1996


    PRUDENTIAL

    MUNICIPAL SERIES

    FUND

    MASSACHUSETTS MONEY MARKET SERIES

--------------------------------------

                                       [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MARYLAND SERIES)
--------------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Maryland Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Maryland Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Maryland Series is offered through this Prospectus.

WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Maryland State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Maryland State and federal income taxes (Maryland Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS


  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Maryland Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Maryland Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.


WHO MANAGES THE FUND?


  Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?


  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of the purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent  deferred sales charge  or
                          CDSC  (declining from 5%  to zero of  the lower of
                          the amount  invested or  the redemption  proceeds)
                          which  will be imposed on certain redemptions made
                          within six  years of  purchase. Although  Class  B
                          shares    are    subject    to    higher   ongoing
                          distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                               (MARYLAND SERIES)
--------------------------------------------------------------------------------


                                     CLASS A                           CLASS C
SHAREHOLDER TRANSACTION EXPENSES+     SHARES       CLASS B SHARES       SHARES
                                   ------------   ----------------   ------------
    Maximum Sales Load Imposed on
     Purchases (as a percentage
     of offering price)..........       3%              None             None
    Maximum Deferred Sales Load
     (as a percentage of original
     purchase price or redemption
     proceeds, whichever is
     lower)......................      None       5%  during   the   1% on
                                                  first year,        redemptions
                                                  decreasing by 1%   made within
                                                  annually  to  1%   one year of
                                                  in the fifth and   purchase
                                                  sixth years  and
                                                  0%  the  seventh
                                                  year*
    Maximum Sales Load Imposed on
     Reinvested Dividends........      None             None             None
    Redemption Fees..............      None             None             None
    Exchange Fee.................      None             None             None



                                             CLASS A                           CLASS C
ANNUAL FUND OPERATING EXPENSES**              SHARES       CLASS B SHARES       SHARES
                                           ------------   ----------------   ------------
(as a percentage of average net assets)
    Management Fees (Before Waiver)......     .50%               .50%           .50%
    12b-1 Fees (After Reduction).........     .10++              .50            .75++
    Other Expenses.......................     .55                .55            .55
                                              ---                ---            ---
    Total Fund Operating Expenses (Before
     Waiver and After Reduction).........    1.15%              1.55%          1.80%
                                              ---                ---            ---
                                              ---                ---            ---



                                                                                               1        3        5        10
EXAMPLE                                                                                      YEAR     YEARS    YEARS    YEARS
                                                                                            -------  -------  -------  --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    Class A...............................................................................  $ 41     $ 65     $ 91     $ 166
    Class B...............................................................................  $ 66     $ 79     $ 94     $ 169
    Class C...............................................................................  $ 28     $ 57     $ 97     $ 212
You would pay the following expenses on the same investment, assuming no redemption:
    Class A...............................................................................  $ 41     $ 65     $ 91     $ 166
    Class B...............................................................................  $ 16     $ 49     $ 84     $ 169
    Class C...............................................................................  $ 18     $ 57     $ 97     $ 212



  The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
  ----------------
    *Class  B  shares   will  automatically   convert  to   Class  A   shares
     approximately    seven   years   after    purchase.   See   "Shareholder
     Guide--Conversion Feature--Class B Shares."

   **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and 1.10%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.50%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.75%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."

    +Pursuant  to rules  of the  National Association  of Securities Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25%
     limitation is on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

   ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.35% and 2.05%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                      CLASS A
                                     --------------------------------------------------------------------------
                                                                                                    JANUARY 22,
                                                                                                      1990(a)
                                                        YEAR ENDED AUGUST 31,                         THROUGH
                                     ------------------------------------------------------------   AUGUST 31,
                                      1996         1995         1994      1993     1992     1991       1990
                                     -------      -------      -------   ------   ------   ------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................   $10.66       $10.66      $ 11.64   $11.11   $10.67   $10.23     $10.44
                                       -----        -----        -----    -----    -----    -----    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............      .51(d)       .53(d)       .57      .62      .63      .67        .40
Net realized and unrealized gain
 (loss) on investment
 transactions......................      .08          .10         (.77)     .65      .44      .44       (.21)
                                       -----        -----        -----    -----    -----    -----    -------
    Total from investment
     operations....................      .59          .63         (.20)    1.27     1.07     1.11        .19
                                       -----        -----        -----    -----    -----    -----    -------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................     (.51)        (.53)        (.57)    (.62)    (.63)    (.67)      (.40)
Distributions from net realized
 gains.............................       --         (.10)        (.21)    (.12)      --       --         --
                                       -----        -----        -----    -----    -----    -----    -------
    Total distributions............     (.51)        (.63)        (.78)    (.74)    (.63)    (.67)      (.40)
                                       -----        -----        -----    -----    -----    -----    -------
Net asset value, end of period.....   $10.74       $10.66      $ 10.66   $11.64   $11.11   $10.67     $10.23
                                       -----        -----        -----    -----    -----    -----    -------
                                       -----        -----        -----    -----    -----    -----   --------
TOTAL RETURN (c):..................     5.58%        6.32%       (1.75)%  11.89%   10.35%   10.84%      1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....  $18,339      $17,726      $ 2,709   $2,930   $1,335   $  804     $  349
Average net assets (000)...........  $18,484      $11,341      $ 2,877   $2,068   $1,080   $  518     $  141
Ratios to average net assets:
  Expenses, including distribution
   fees............................     1.10%(d)     1.30%(d)      .95%     .96%     .96%    1.10%      1.01%(b)
  Expenses, excluding distribution
   fees............................     1.00%(d)     1.20%(d)      .85%     .86%     .86%    1.00%       .91%(b)
  Net investment income............     4.69%(d)     4.96%(d)     5.18%    5.51%    5.80%    6.07%      6.31%(b)
Portfolio turnover rate............       42%          49%          40%      41%      34%      18%        46%


  ----------------
  (a) Commencement of offering of Class A shares.
  (b) Annualized.
  (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
  (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                         CLASS B
                                -----------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                -----------------------------------------------------------------------------------------
                                  1996          1995          1994      1993      1992       1991       1990     1989 (b)
                                --------      --------      --------   -------  --------   --------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................    $10.67        $10.67        $11.65    $11.12    $10.68     $10.23     $10.48    $10.23
                                --------      --------      --------   -------  --------   --------   --------   --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........       .47(d)        .49(d)        .53       .58       .59        .63        .62       .65
Net realized and unrealized
 gain (loss) on investment
 transactions.................       .08           .10          (.77)      .65       .44        .45       (.25)      .25
                                   -----         -----         -----     -----     -----      -----      -----    ------
    Total from investment
     operations...............       .55           .59          (.24)     1.23      1.03       1.08        .37       .90
                                   -----         -----         -----     -----     -----      -----      -----    ------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................      (.47)         (.49)         (.53)     (.58)     (.59)      (.63)      (.62)     (.65)
Distributions from net
 realized gains...............        --          (.10)         (.21)     (.12)       --         --         --        --
                                   -----         -----         -----     -----     -----      -----      -----    ------
    Total distributions.......      (.47)         (.59)         (.74)     (.70)     (.59)      (.63)      (.62)     (.65)
                                   -----         -----         -----     -----     -----      -----      -----    ------
Net asset value, end of
 year.........................    $10.75        $10.67        $10.67    $11.65    $11.12     $10.68     $10.23    $10.48
                                   -----         -----         -----     -----     -----      -----      -----    ------
                                                 -----         -----     -----     -----      -----      -----    ------
TOTAL RETURN (c):.............      5.16%         5.88%        (2.13)%   11.43%     9.90%     10.49%      3.58%     9.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $18,512       $21,414       $51,198   $57,598   $51,313    $51,110    $48,226   $47,409
Average net assets (000)......  $ 19,898      $ 33,497      $ 55,223   $53,780  $ 50,970   $ 48,422   $ 48,573   $44,243
Ratios to average net assets:
  Expenses, including
   distribution fees..........      1.50%(d)      1.55%(d)      1.35%     1.36%     1.37%      1.49%      1.40%     1.37%
  Expenses, excluding
   distribution fees..........      1.00%(d)      1.05%(d)       .85%      .86%      .87%       .99%       .92%      .90%
  Net investment income.......      4.30%(d)      4.85%(d)      4.77%     5.11%     5.42%      5.70%      5.95%     6.26%
Portfolio turnover rate.......        42%           49%           40%       41%       34%        18%        46%       47%


                                  1988           1987
                                --------      -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................    $10.29           $10.72
                                --------      -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........       .69(a)          (.68a)
Net realized and unrealized
 gain (loss) on investment
 transactions.................      (.06)            (.43)
                                   -----            -----
    Total from investment
     operations...............       .63              .25
                                   -----            -----
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................      (.69)            (.68)
Distributions from net
 realized gains...............        --               --
                                   -----            -----
    Total distributions.......      (.69)            (.68)
                                   -----            -----
Net asset value, end of
 year.........................    $10.23           $10.29
                                   -----            -----
                                   -----            -----
TOTAL RETURN (c):.............      6.38%            2.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $39,154          $33,287
Average net assets (000)......  $ 35,675      $    30,537
Ratios to average net assets:
  Expenses, including
   distribution fees..........      1.24%(a)         1.16%(a)
  Expenses, excluding
   distribution fees..........       .75%(a)         %.67(a)
  Net investment income.......      6.67%(a)         6.26%(a)
Portfolio turnover rate.......        46%            % 35


  ----------------
   (a) Net of expense subsidy.
   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                       CLASS C
                                                                   ------------------------------------------------
                                                                                                        AUGUST 1,
                                                                          YEAR ENDED                    1994 (a)
                                                                          AUGUST 31,                     THROUGH
                                                                   ------------------------            AUGUST 31,
                                                                     1996            1995                 1994
                                                                   --------        --------           -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  10.67        $  10.67           $      10.70
                                                                      -----           -----                 ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................................            .44(d)          .47(d)                 .05
Net realized and unrealized gain (loss) on investment
 transactions...............................................            .08             .10                   (.03)
                                                                      -----           -----                 ------
    Total from investment operations........................            .52             .57                    .02
                                                                      -----           -----                 ------
LESS DISTRIBUTIONS
Dividends from net investment income........................           (.44)           (.47)                  (.05)
Distributions from net realized gains.......................             --            (.10)                    --
                                                                      -----           -----                 ------
    Total distributions.....................................           (.44)           (.57)                  (.05)
                                                                      -----           -----                 ------

Net asset value, end of period..............................       $  10.75        $  10.67           $      10.67
                                                                      -----           -----                 ------
                                                                      -----           -----                 ------
TOTAL RETURN (c):...........................................           4.90%           5.62%                   .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................       $     47        $     52           $        102
Average net assets (000)....................................       $     43        $     58           $         31
Ratios to average net assets:
  Expenses, including distribution fees.....................           1.75%(d)        1.82%(d)               2.21%(b)
  Expenses, excluding distribution fees.....................           1.00%(d)        1.07%(d)               1.47%(b)
  Net investment income.....................................           4.05%(d)        4.55%(d)               4.75%(b)
Portfolio turnover rate.....................................             42%             49%                    40%


  ----------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MARYLAND SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MARYLAND STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MARYLAND STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MARYLAND STATE AND FEDERAL INCOME TAXES (MARYLAND OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax (AMT bonds). See "Taxes, Dividends and Distributions." Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for resident individuals to the extent they are derived from interest payments on and, in some cases, gain from the sale of Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on AMT bonds could be subject to Maryland individual income tax. Maryland Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL MARYLAND OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Maryland Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Maryland Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Maryland Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MARYLAND OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Maryland State and federal income taxes or the Series will have at least 80% of its total assets invested in Maryland Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Maryland Obligations or may invest its assets so that more than 20% of the income is subject to Maryland State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MARYLAND OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Maryland Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MARYLAND OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MARYLAND OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimates by $217 million and expenditures at $184 million above budget. Estimates for 1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $493.2 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget holds overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and the absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund. Other issuers of Maryland Obligations are subject to various risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by the State. If either the State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.10%, 1.50% and 1.75% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICE. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Marie Conti, a Vice President of Prudential Investments. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE

SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.



  Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for individuals who reside in Maryland to the extent such dividends are exempt from federal income tax and are derived from interest payments on Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on certain private activity bonds which are not issued by the State of Maryland or its political subdivisions could be subject to Maryland individual income tax. In addition, distributions attributable (i) to gain realized by the Series on the disposition of those Maryland Obligations issued by the State of Maryland or its political subdivisions and (ii) to interest received by the Series on U.S. Government obligations are exempt from Maryland personal income tax.


  Distributions other than those described as exempt in the preceding paragraph will be subject to Maryland personal income tax.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, if may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS  SALES CHARGE AS  DEALER CONCESSION
                            PERCENTAGE OF    PERCENTAGE OF   AS PERCENTAGE OF
   AMOUNT OF PURCHASE      OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
-------------------------  ---------------  ---------------  -----------------
Less than $99,999                  3.00%            3.09%             3.00%
$100,000 to $249,999               2.50             2.56              2.50
$250,000 to $499,999               1.50             1.52              1.50
$500,000 to $999,999               1.00             1.01              1.00
$1,000,000 and above               None          None                  None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See " Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of Prudential Mutual Funds (including the Fund),

(b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an

"eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits: provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ---------------------------------  -------------------------
          First............................              5.0%
          Second...........................              4.0%
          Third............................              3.0%
          Fourth...........................              2.0%
          Fifth............................              1.0%
          Sixth............................              1.0%
          Seventh..........................              None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Pruchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See " Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

    -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


    - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



    - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

---------------------

     TAXABLE BOND FUNDS
-------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust


------------------------

     TAX-EXEMPT BOND FUNDS
-------------------------------------------

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

---------------

     GLOBAL FUNDS
-------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


---------------

     EQUITY FUNDS
-------------------------------------------


Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund


---------------------

     MONEY MARKET FUNDS
-------------------------------------------


-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS.........................................................     2
  Risk Factors and Special Characteristics..............................     2
FUND EXPENSES...........................................................     4
FINANCIAL HIGHLIGHTS....................................................     5
HOW THE FUND INVESTS....................................................     8
  Investment Objective and Policies.....................................     8
  Other Investments and Policies........................................    12
  Investment Restrictions...............................................    13
HOW THE FUND IS MANAGED.................................................    13
  Manager...............................................................    13
  Distributor...........................................................    14
  Portfolio Transactions................................................    16
  Custodian and Transfer and
   Dividend Disbursing Agent............................................    16
HOW THE FUND VALUES ITS SHARES..........................................    16
HOW THE FUND CALCULATES PERFORMANCE.....................................    17
TAXES, DIVIDENDS AND DISTRIBUTIONS......................................    17
GENERAL INFORMATION.....................................................    20
  Description of Shares.................................................    20
  Additional Information................................................    21
SHAREHOLDER GUIDE.......................................................    21
  How to Buy Shares of the Fund.........................................    21
  Alternative Purchase Plan.............................................    22
  How to Sell Your Shares...............................................    24
  Conversion Feature--Class B Shares....................................    27
  How to Exchange Your Shares...........................................    28
  Shareholder Services..................................................    29
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................   A-1

-------------------------------------------
MF 125A                                                                  44404BU


                 Class A: 74435M-70-5
       CUSIP Nos.: Class B: 74435M-80-4
                 Class C: 74435M-57-2

                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

MARYLAND SERIES
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MICHIGAN SERIES)
---------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Michigan Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Michigan Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Michigan Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Michigan State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Michigan State and federal income taxes (Michigan Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Michigan Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Michigan Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold  with an initial sales charge of up to 3% of the
                         offering price.

     - Class B Shares:    Sold without an initial sales charge but are subject
                          to  a  contingent  deferred  sales  charge  or  CDSC
                          (declining  from  5% to  zero  of the  lower  of the
                          amount invested  or the  redemption proceeds)  which
                          will  be imposed on  certain redemptions made within
                          six years of purchase.  Although Class B shares  are
                          subject   to  higher   ongoing  distribution-related
                          expenses than Class  A shares, Class  B shares  will
                          automatically  convert to Class  A shares (which are
                          subject  to   lower   ongoing   distribution-related
                          expenses) approximately seven years after purchase.

     - Class C Shares:    Sold  without an  initial sales charge  and, for one
                          year after purchase,  are subject  to a  1% CDSC  on
                          redemptions. Like Class B shares, Class C shares are
                          subject   to  higher   ongoing  distribution-related
                          expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                               (MICHIGAN SERIES)

--------------------------------------------------------------------------------


                                                               CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                              SHARES         CLASS B SHARES     CLASS C SHARES
                                                            -------------  --------------------  ---------------
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)........................       3%                None               None
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower)..................................      None       5%  during the first  1% on
                                                                           year, decreasing  by  redemptions
                                                                           1% annually to 1% in  made within one
                                                                           the  fifth and sixth  year of
                                                                           years  and  0%   the  purchase
                                                                           seventh year*
    Maximum Sales Load Imposed on Reinvested Dividends....      None               None               None
    Redemption Fees.......................................      None               None               None
    Exchange Fee..........................................      None               None               None



ANNUAL FUND OPERATING EXPENSES**
 (as a percentage of average net assets)                     CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                            -----------------  ------------------------  -------------------
    Management Fees (Before Waiver).......................          .50%                    .50%                   .50%
    12b-1 Fees (After Reduction)..........................          .10++                   .50                    .75++
    Other Expenses........................................          .36                     .36                    .36
                                                                    ---                     ---                    ---
    Total Fund Operating Expenses (Before Waiver and After
     Reduction)...........................................          .96%                   1.36%                  1.61%
                                                                    ---                     ---                    ---
                                                                    ---                     ---                    ---



                                                                                 1      3      5     10
EXAMPLE                                                                         YEAR  YEARS  YEARS  YEARS
                                                                                ----  -----  -----  -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5%
 annual return and (2) redemption at the end of each time period:
    Class A...................................................................  $40   $ 60   $ 81   $144
    Class B...................................................................  $64   $ 73   $ 84   $147
    Class C...................................................................  $26   $ 51   $ 88   $191
You would pay the following expenses on the same investment, assuming no redemption:
    Class A...................................................................  $40   $ 60   $ 81   $144
    Class B...................................................................  $14   $ 43   $ 74   $147
    Class C...................................................................  $16   $ 51   $ 88   $191



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ---------------------

    *Class  B  shares   will  automatically   convert  to   Class  A   shares
     approximately    seven   years   after    purchase.   See   "Shareholder
     Guide--Conversion Feature--Class B Shares."

   **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and .91%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.31%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.56%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."

    +Pursuant  to rules  of the  National Association  of Securities Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

   ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.16% and 1.86%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                         CLASS A
                                ------------------------------------------------------------------------------------------
                                                                                                               JANUARY 22,
                                                                                                                1990 (A)
                                                          YEAR ENDED AUGUST 31,                                  THROUGH
                                -------------------------------------------------------------------------      AUGUST 31,
                                  1996          1995         1994         1993         1992         1991          1990
                                --------      --------      -------      -------      -------      ------      -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $  11.89      $  11.75      $ 12.51      $ 11.90      $ 11.30      $10.81        $11.02
                                --------      --------      -------      -------      -------      ------      -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........       .62(e)        .64(e)       .64          .67          .68         .67           .41
Net realized and unrealized
 gain (loss) on investment
 transactions.................      (.02)          .17         (.69)         .71          .60         .49          (.21)
                                --------      --------      -------      -------      -------      ------      -----------
    Total from investment
     operations...............       .60           .81         (.05)        1.38         1.28        1.16           .20
                                --------      --------      -------      -------      -------      ------      -----------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................      (.62)         (.64)        (.64)        (.67)        (.68)       (.67)         (.41)
Distributions from net
 realized gains...............      (.15)         (.03)        (.07)        (.10)          --          --            --
                                --------      --------      -------      -------      -------      ------      -----------
    Total distributions.......      (.77)         (.67)        (.71)        (.77)        (.68)       (.67)         (.41)
                                --------      --------      -------      -------      -------      ------      -----------
Net asset value, end of
 period.......................  $  11.72      $  11.89      $ 11.75      $ 12.51      $ 11.90      $11.30        $10.81
                                --------      --------      -------      -------      -------      ------      -----------
                                --------      --------      -------      -------      -------      ------      -----------
TOTAL RETURN (C):.............      5.07%        7.13%        (0.38)%      11.95%       11.63%      11.04%         1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................  $ 28,730      $ 27,024      $ 4,706      $ 3,814      $ 1,618      $  835        $  501
Average net assets (000)......  $ 27,978      $ 16,932      $ 4,505      $ 2,285      $ 1,235      $  694        $  365
Ratios to average net assets:
  Expenses, including
   distribution fee...........       .91%(e)      1.02%(e)      .91%         .96%(d)      .98%       1.09%         1.09%(b)
  Expenses, excluding
   distribution fee...........       .81%(e)       .92%(e)      .81%         .86%(d)      .88%        .99%          .99%(b)
  Net investment income.......      5.18%(e)      5.31%(e)     5.27%        5.51%(d)     5.82%       6.09%         6.25%(b)
Portfolio turnover rate.......        36%           33%          12%          14%          30%         62%           55%


   ---------------------
   (a) Commencement of offering of Class A shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Restated.

   (e) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                           CLASS B
                               ------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                               ------------------------------------------------------------------------------------------------
                                 1996          1995          1994       1993          1992       1991       1990       1989 (B)
                               --------      --------      --------   --------      --------   --------   --------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of year...................    $  11.88      $  11.75      $  12.51   $  11.90      $  11.30   $  10.81   $  11.03     $ 10.57
                               --------      --------      --------   --------      --------   --------   --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income......         .57(e)        .59(e)        .59        .62           .63        .63        .65         .68
Net realized and unrealized
 gain (loss) on investment
 transactions..............        (.02)          .16          (.69)       .71           .60        .49       (.22)        .46
                               --------      --------      --------   --------      --------   --------   --------     --------
    Total from investment
     operations............         .55           .75          (.10)      1.33          1.23       1.12        .43        1.14
                               --------      --------      --------   --------      --------   --------   --------     --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.........        (.57)         (.59)         (.59)      (.62)         (.63)      (.63)      (.65)       (.68)
Distributions from net
 realized gains............        (.15)         (.03)         (.07)      (.10)           --         --         --          --
                               --------      --------      --------   --------      --------   --------   --------     --------
    Total distributions....        (.72)         (.62)         (.66)      (.72)         (.63)      (.63)      (.65)       (.68)
                               --------      --------      --------   --------      --------   --------   --------     --------
Net asset value, end of
 year......................    $  11.71      $  11.88      $  11.75   $  12.51      $  11.90   $  11.30   $  10.81     $ 11.03
                               --------      --------      --------   --------      --------   --------   --------     --------
                               --------      --------      --------   --------      --------   --------   --------     --------
TOTAL RETURN (C):..........       4.66%         6.60%         (0.78)%    11.51%        11.18%     10.60%      4.02%      11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000).....................    $ 34,971      $ 41,459      $ 70,112   $ 70,302      $ 56,095   $ 59,400   $ 49,923     $47,025
Average net assets (000)...    $ 39,052      $ 52,216      $ 72,095   $ 61,548      $ 52,137   $ 50,809   $ 48,694     $43,957
Ratios to average net
 assets:
  Expenses, including
   distribution fee........        1.31%(e)      1.37%(e)      1.31%      1.36%(d)      1.38%      1.49%      1.44%       1.35%
  Expenses, excluding
   distribution fee........         .81%(e)       .87%(e)       .81%       .86%(d)       .88%       .99%       .97%        .96%
  Net investment income....        4.77%(e)      5.04%(e)      4.87%      5.11%(d)      5.42%      5.66%      5.95%       6.20%
Portfolio turnover rate....          36%           33%           12%        14%           30%        62%        55%         36%


                                 1988          1987
                               --------      --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of year...................    $  10.85      $  11.94
                               --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income......         .72(a)        .73(a)
Net realized and unrealized
 gain (loss) on investment
 transactions..............        (.28)         (.44)
                               --------      --------
    Total from investment
     operations............         .44           .29
                               --------      --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.........        (.72)         (.73)
Distributions from net
 realized gains............          --          (.65)
                               --------      --------
    Total distributions....        (.72)        (1.38)
                               --------      --------
Net asset value, end of
 year......................    $  10.57      $  10.85
                               --------      --------
                               --------      --------
TOTAL RETURN (C):..........        4.34%         2.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000).....................    $ 40,489      $ 40,597
Average net assets (000)...    $ 39,246      $ 39,088
Ratios to average net
 assets:
  Expenses, including
   distribution fee........        1.20%(a)      1.13%(a)
  Expenses, excluding
   distribution fee........         .72%(a)       .66%(a)
  Net investment income....        6.85%(a)      6.40%(a)
Portfolio turnover rate....         156%          105%


   ---------------------
   (a) Net of expense subsidy.
   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Restated.
   (e) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------


  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                CLASS C
                                               ------------------------------------------
                                                                               AUGUST 1,
                                                       YEAR ENDED               1994 (A)
                                                       AUGUST 31,               THROUGH
                                               --------------------------      AUGUST 31,
                                                  1996            1995            1994
                                               ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $  11.88        $11.75          $11.78
                                               ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income........................         .54(d)        .56(d)          .04
Net realized and unrealized gain (loss) on
 investment transactions.....................        (.02)          .16            (.03)
                                               ----------      ----------      ----------
    Total from investment operations.........         .52           .72             .01
                                               ----------      ----------      ----------
LESS DISTRIBUTIONS
Dividends from net investment income.........        (.54)         (.56)           (.04)
Distributions from net realized gains........        (.15)         (.03)          --
                                               ----------      ----------      ----------
    Total distributions......................        (.69)         (.59)           (.04)
                                               ----------      ----------      ----------
Net asset value, end of period...............    $  11.71        $11.88          $11.75
                                               ----------      ----------      ----------
                                               ----------      ----------      ----------
TOTAL RETURN (C):............................        4.39%         6.29%           0.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............    $    112        $  100          $  200(e)
Average net assets (000).....................    $     95        $   61          $  199(e)
Ratios to average net assets:
  Expenses, including distribution fee.......        1.56%(d)      1.68%(d)        2.15%(b)
  Expenses, excluding distribution fee.......         .81%(d)       .93%(d)        1.39%(b)
  Net investment income......................        4.53%(d)      4.66%(d)        4.56%(b)
Portfolio turnover rate......................          36%           33%             12%


   ---------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Net of management fee waiver.
   (e) Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MICHIGAN SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MICHIGAN STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MICHIGAN STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MICHIGAN STATE AND FEDERAL INCOME TAXES (MICHIGAN OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Michigan law, dividends paid by the Series are exempt from Michigan income tax and single business tax for resident individuals and corporations to the extent they are derived from interest payments on Michigan Obligations. Michigan Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for the inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL MICHIGAN OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Michigan Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Michigan Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Michigan Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MICHIGAN OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Michigan State and federal income taxes or the Series will have at least 80% of its total assets invested in Michigan Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances, time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Michigan Obligations or may invest its assets so that more than 20% of the income is subject to Michigan State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MICHIGAN OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Michigan Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MICHIGAN OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MICHIGAN OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Michigan encountered financial difficulties during the late 1980's, largely as a result of poor conditions in the automotive industry. Recovery, however, has proved to be robust in Michigan as employment levels reached an all-time high in 1995. Michigan's economy is among the most cyclical of all the states and remains dependent on domestic auto production and durable goods consumption. Despite budget problems of over-estimation of revenues and under-estimation of expenses and the resulting drawdown on the State's Budget Stabilization Fund in recent years, for fiscal 1993 the State achieved a budget surplus as a result of accounting adjustments and other payment deferrals. At the end of fiscal 1994, the State's Budget Stabilization Fund had increased to $780 million. The fiscal year 1997 budget does not call for an additional formula pay-in to the Budget Stabilization Fund. Earlier projections of a balance in excess of $1.1 billion will not be met because of a reduced payment in fiscal year 1996, and because a portion of the Stabilization Fund was used to pay a settlement. Current projections are that the Stabilization Fund will be $1.0 billion at the end of fiscal year 1997. The market value and the marketability of Michigan Obligations may be affected adversely by the same factors that affect Michigan's economy generally. If either Michigan or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.


  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waiver, were .91%, 1.31% and 1.56% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since January 1996. He also managed the portfolio from 1991 until 1994 and has been employed by PIC in various capacities since 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR



  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Michigan law, dividends paid by the Series that are derived from interest payments attributable to Michigan Obligations are exempt from Michigan income tax and any income taxes imposed by cities in Michigan for individuals who reside in Michigan and from the Michigan single business tax for corporations that are subject to such tax to the extent such dividends are exempt from federal income tax (except for possible application of the alternative minimum tax). An investment in the Series, to the extent attributable to interest on Michigan Obligations, will also be excluded from the Michigan intangibles tax.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                          ANNUAL 12b-1 FEES
                                          (AS A % OF AVERAGE
                                                DAILY
                  SALES CHARGE               NET ASSETS)        OTHER INFORMATION
         ------------------------------  --------------------  --------------------
CLASS A  Maximum initial sales charge    .30 of 1% (currently  Initial sales charge
         of 3% of the public offering    being charged at a    waived or reduced
         price                           rate of .10 of 1%)    for certain
                                                               purchases
CLASS B  Maximum contingent deferred     .50 of 1%             Shares convert to
         sales charge or CDSC of 5% of                         Class A shares
         the lesser of the amount                              approximately seven
         invested or the redemption                            years after purchase
         proceeds; declines to zero
         after six years
CLASS C  Maximum CDSC of 1% of the       1% (currently being   Shares do not
         lesser of the amount invested   charged at a rate of  convert to another
         or the redemption proceeds on   .75 of 1%)            class
         redemptions made within one
         year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above             None               None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED
                                                     SALES
                                             CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                          OF DOLLARS INVESTED OR
PAYMENT MADE                                  REDEMPTION PROCEEDS
------------------------------------------  ------------------------
First.....................................               5.0%
Second....................................               4.0%
Third.....................................               3.0%
Fourth....................................               2.0%
Fifth.....................................               1.0%
Sixth.....................................               1.0%
Seventh...................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.


        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
    Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

---------------------

     TAXABLE BOND FUNDS
--------------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

------------------------

     TAX-EXEMPT BOND FUNDS
--------------------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
---------------

     GLOBAL FUNDS
--------------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Purdential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

---------------

     EQUITY FUNDS
--------------------------------------

Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

----------------------

     MONEY MARKET FUNDS
--------------------------------------

-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

    No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        24
  Conversion Feature--Class B Shares............        27
  How to Exchange Your Shares...................        28
  Shareholder Services..........................        29
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------

MF 120A                                                                  44404CS
                                   Class A: 74435M-67-1
                        CUSIP Nos.: Class B: 74435M-68-9
                                   Class C: 74435M-55-6


                                   PROSPECTUS
                                NOVEMBER 1, 1996



PRUDENTIAL


MUNICIPAL
SERIES FUND



MICHIGAN SERIES

--------------------------------------


                                     [LOGO]

PRUDENTIAL MUNICIPAL
SERIES FUND
(NEW JERSEY SERIES)
--------------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New Jersey Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New Jersey State income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is
(800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New Jersey Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

 WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

   Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Series is offered through this Prospectus.

 WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

   The Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

 RISK FACTORS AND SPECIAL CHARACTERISTICS

   In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

 WHO MANAGES THE FUND?


   Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


 WHO DISTRIBUTES THE SERIES' SHARES?


   Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund.


   See "How the Fund is Managed--Distributor" at page 14.

 WHAT IS THE MINIMUM INVESTMENT?


   The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 30.


 HOW DO I PURCHASE SHARES?


   You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


 WHAT ARE MY PURCHASE ALTERNATIVES?


   The Series offers four classes of shares:


        -  Class A Shares:  Sold with an initial sales charge of up to 3%
                            of the offering price.

        -  Class B Shares:  Sold without an initial sales charge but  are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.


        -  Class C Shares:  Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.



        -  Class Z Shares:  Sold  without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.



   See "Shareholder Guide--Alternative Purchase Plan" at page 22.


 HOW DO I SELL MY SHARES?


   You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.


 HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

   The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                              (NEW JERSEY SERIES)
--------------------------------------------------------------------------------


                                                                                                                      CLASS Z
SHAREHOLDER TRANSACTION EXPENSES+              CLASS A SHARES         CLASS B SHARES            CLASS C SHARES        SHARES
                                               --------------  ----------------------------  --------------------  -------------
  Maximum Sales Load Imposed on Purchases....        3%                    None                      None              None
    Maximum Deferred Sales Load (as a
     percentage of original purchase price or
     redemption proceeds, whichever is
     lower)..................................       None       5% during  the  first  year,  1%   on  redemptions      None
                                                               decreasing by 1% annually to  made within one year
                                                               1% in  the fifth  and  sixth  of purchase
                                                               years  and  0%  the  seventh
                                                               year*
    Maximum Sales Load Imposed on Reinvested
     Dividends...............................       None                   None                      None              None
    Redemption Fees..........................       None                   None                      None              None
    Exchange Fee.............................       None                   None                      None              None



ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)        CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES***
                                               --------------   -------------------------   --------------   -----------------
    Management Fees (Before Waiver)..........       .50%                   .50%                 .50%               .50%
    12b-1 Fees (After Reduction).............       .10++                  .50                  .75++              None
    Other Expenses...........................       .15                    .15                  .15                 .15
                                                -------           ------------              --------------   -----------------
    Total Fund Operating Expenses (Before
     Waiver and After Reduction).............       .75%                  1.15%                1.40%               .65%



                                                    1          3          5          10
EXAMPLE                                           YEAR       YEARS      YEARS       YEARS
                                                  -----      -----      -----       -----
You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period:
    Class A..................................      $37        $53        $70        $120
    Class B..................................      $62        $67        $73        $123
    Class C..................................      $24        $44        $77        $168
    Class Z***...............................      $ 7        $21        $37        $ 82
You would pay the following expenses on the
 same investment, assuming no redemption:
    Class A..................................      $37        $53        $70        $120
    Class B..................................      $12        $37        $63        $123
    Class C..................................      $14        $44        $77        $168
    Class Z***...............................      $ 7        $21        $37        $ 82



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

   ---------------------

    *Class   B  shares   will  automatically   convert  to   Class  A  shares
     approximately   seven   years    after   purchase.   See    "Shareholder
     Guide--Conversion Feature--Class B Shares."

    **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the partial management fee waiver. At the current level of management fee waiver (.10 of 1%), Management Fees would be .40% for Class A, Class B. Class C and Class Z shares and Total Fund Operating Expenses would be .65% for Class A shares, 1.05% for Class B shares, 1.30% for Class C shares and .55% for Class Z shares. See "How the Fund is Managed-- Manager--Fee Waivers."


   ***Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended August 31, 1996.

    +Pursuant  to rules  of the  National Association  of Securities Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

    ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .95% and 1.65%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)
--------------------------------------------------------------------------------

    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                                 CLASS A
                                              -----------------------------------------------------------------------------
                                                                                                                JANUARY 22,
                                                                                                                 1990 (A)
                                                                   YEAR ENDED AUGUST 31,                          THROUGH
                                              ----------------------------------------------------------------  AUGUST  31,
                                                1996       1995       1994       1993       1992       1991        1990
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......... $  10.98   $  10.81    $ 11.74    $ 11.15   $  10.73   $  10.16     $ 10.30
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)....................      .57        .61        .61        .64        .67        .69         .41
Net realized and unrealized gain (loss) on
 investment transactions.....................     (.07)       .17       (.75)       .71        .51        .59        (.14)
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Total from investment operations.........      .50        .78       (.14)      1.35       1.18       1.28         .27
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income.........     (.57)      (.61)      (.61)      (.64)      (.67)      (.69)       (.41)
Distributions from net realized gains........     (.04)        --       (.18)      (.12)      (.09)      (.02)         --
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Total distributions......................     (.61)      (.61)      (.79)      (.76)      (.76)      (.71)       (.41)
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of period............... $  10.87   $  10.98    $ 10.81    $ 11.74   $  11.15   $  10.73     $ 10.16
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
                                              ---------  ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (d):............................     4.63%      7.55%     (1.27)%    12.57%     11.35%     12.96%       2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............. $ 74,492   $ 49,666    $14,774    $15,501   $ 11,941   $  8,041     $ 3,616
Average net assets (000)..................... $ 61,837   $ 30,290    $15,334    $13,444   $  9,759   $  5,637     $ 1,902
Ratios to average net assets: (c)
  Expenses, including distribution fees......      .67%       .55%       .58%       .61%       .48%       .29%        .20%(b)
  Expenses, excluding distribution fees......      .57%       .45%       .48%       .51%       .38%       .19%        .10%(b)
  Net investment income......................     5.19%      5.65%      5.42%      5.63%      6.14%      6.58%       6.79%(b)
Portfolio turnover rate......................       62%        37%        34%        32%        38%       116%         87%


   ---------------------
   (a) Commencement of offering of Class A shares.
   (b) Annualized.
   (c) Net of management and/or distribution fee waiver.
   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)
--------------------------------------------------------------------------------

    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                             CLASS B
                               ---------------------------------------------------------------------------------------------------
                                                                                                                        MARCH 4,
                                                                                                                        1988 (a)
                                                               YEAR ENDED AUGUST 31,                                     THROUGH
                               --------------------------------------------------------------------------------------  AUGUST 31,
                                 1996       1995       1994       1993       1992       1991       1990     1989 (d)      1988
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period....................... $  10.98   $  10.81   $  11.74   $  11.15   $  10.73   $  10.16   $  10.33   $   9.95    $ 10.00
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income (c).....      .53        .57        .56        .59        .63        .65        .67        .73        .36
Net realized and unrealized
 gain (loss) on investment
 transactions.................     (.07)       .17       (.75)       .71        .51        .59       (.14)       .38       (.05)
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Total from investment
     operations...............      .46        .74       (.19)      1.30       1.14       1.24        .53       1.11        .31
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................     (.53)      (.57)      (.56)      (.59)      (.63)      (.65)      (.67)      (.73)      (.36)
Distributions from net
 realized gains...............     (.04)        --       (.18)      (.12)      (.09)      (.02)      (.03)        --         --
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
    Total distributions.......     (.57)      (.57)      (.74)      (.71)      (.72)      (.67)      (.70)      (.73)      (.36)
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of
 period....................... $  10.87   $  10.98   $  10.81   $  11.74   $  11.15   $  10.73   $  10.16   $  10.33    $  9.95
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
                               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (e):.............     4.22%      7.12%     (1.67)%    12.12%     10.93%     12.52%      5.28%     11.48%      3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................ $188,315   $246,202   $323,077   $351,878   $295,781   $244,322   $180,636   $125,650    $28,815
Average net assets (000)...... $222,235   $274,995   $343,941   $316,372   $269,318   $208,893   $155,162   $ 79,269    $19,806
Ratios to average net assets:
 (c)
  Expenses, including
   distribution fees..........     1.07%       .95%       .98%      1.01%       .88%       .69%       .50%       .20%         0%
  Expenses, excluding
   distribution fees..........      .57%       .45%       .48%       .51%       .38%       .19%       .10%       .14%         0%
  Net investment income.......     4.80%      5.30%      5.02%      5.23%      5.74%      6.18%      6.50%      6.55%      6.27%(b)
Portfolio turnover rate.......       62%        37%        34%        32%        38%       116%        87%        20%        96%


   ---------------------
   (a) Commencement of offering of Class B shares.
   (b) Annualized.
   (c) Net of expense subsidy and management and/or distribution fee waiver.
   (d) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
   (e) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)
--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                         CLASS C
                                         ----------------------------------------
                                                                      AUGUST 1,
                                                                       1994 (a)
                                           YEAR ENDED AUGUST 31,       THROUGH
                                         --------------------------   AUGUST 31,
                                             1996          1995          1994
                                         ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $10.98        $10.81        $10.83
                                            ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...............       .50           .54           .04
Net realized and unrealized gain (loss)
 on investment transactions.............      (.07)          .17          (.02)
                                            ------        ------        ------
    Total from investment operations....       .43           .71           .02
                                            ------        ------        ------
LESS DISTRIBUTIONS
Dividends from net investment income....      (.50)         (.54)         (.04)
Distributions from net realized gains...      (.04)           --            --
                                            ------        ------        ------
    Total distributions.................      (.54)         (.54)         (.04)
                                            ------        ------        ------
Net asset value, end of period..........    $10.87        $10.98        $10.81
                                            ------        ------        ------
                                            ------        ------        ------
TOTAL RETURN (d):.......................      3.96%         6.86%         0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,961        $1,502        $  240
Average net assets (000)................    $1,735        $  790        $   11
Ratios to average net assets: (c)
  Expenses, including distribution
   fee..................................      1.32%         1.20%         1.29%(b)
  Expenses, excluding distribution
   fee..................................       .57%          .45%          .54%(b)
  Net investment income.................      4.54%         4.99%         5.06%(b)
Portfolio turnover rate.................        62%           37%           34%


   ---------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Net of management fee waiver.
   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX (NEW JERSEY OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from State and local taxation by the laws of New Jersey or the United States. New Jersey Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the New Jersey Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase New Jersey Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New Jersey Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto that are related to the Series'
business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying securities. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities and other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON. THE SERIES MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON TO THE EXTENT THEY ARE RELATED FINANCIAL INSTRUMENTS FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. To balance the budget for the last four years, the State has utilized nonrecurring revenues and serious spending cuts. The fiscal 1996 ending balances were $900 million, over $549 million in surplus from that originally planned. The 1997 budget accomodates the final stage of the State's $1.25 billion multi-year personal income tax cut, and includes appropriations totaling $15.978 billion, down $211 million or 1.37% from fiscal year 1996. Continued challenges to New Jersey's ability to continue limits on expenditures will likely come from the need to reconfigure the State's school aid formula. Additionally, New Jersey will likely be adversely impacted by the block-grant formula adopted in new federal welfare reform legislation. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of management fee waivers, were .67%, 1.07% and 1.32% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights." No Class Z shares were outstanding during this period.


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential

Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .41 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager is Marie Conti, a Vice President of Prudential Investments. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  During the fiscal year ended August 31, 1996, PMF voluntarily waived $266,868 (.09% of average net assets) of its management fee. For the four months ended December 31, 1995, PMF agreed to waive 35% of its management fee. For the eight months ended August 31, 1996, PMF agreed to waive 10% of its management fee. Thereafter, PMF may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. Prudential Securities also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate total return" reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See

"Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS

AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential
Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.



  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.


  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered commencing on or about December 1, 1996 to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."



  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.



  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase
CLASS Z    None                                    None                     Sold to a limited group of investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.



  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above             None               None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



  CLASS Z SHARES



  Class Z shares of the Series are available for purchase by participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                CONTINGENT DEFERRED
                                                                       SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                    REDEMPTION PROCEEDS
------------------------------------------------------------  ------------------------
First.......................................................               5.0%
Second......................................................               4.0%
Third.......................................................               3.0%
Fourth......................................................               2.0%
Fifth.......................................................               1.0%
Sixth.......................................................               1.0%
Seventh.....................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the

Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.


        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


                             -------------------------
                                TAXABLE BOND FUNDS
                             -------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
                             -------------------------
                               TAX-EXEMPT BOND FUNDS
                             -------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
                             -------------------------
                                   GLOBAL FUNDS
                             -------------------------
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.
                             -------------------------
                                   EQUITY FUNDS
                             -------------------------
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth &
   Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
                             -------------------------
                                MONEY MARKET FUNDS
                             -------------------------
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS...........................................................    2
  Risk Factors and Special Characteristics................................    2
FUND EXPENSES.............................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
HOW THE FUND INVESTS......................................................    8
  Investment Objective and Policies.......................................    8
  Other Investments and Policies..........................................   12
  Investment Restrictions.................................................   13
HOW THE FUND IS MANAGED...................................................   13
  Manager.................................................................   13
  Distributor.............................................................   14
  Portfolio Transactions..................................................   16
  Custodian and Transfer and Dividend Disbursing Agent....................   16
HOW THE FUND VALUES ITS SHARES............................................   17
HOW THE FUND CALCULATES PERFORMANCE.......................................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   18
GENERAL INFORMATION.......................................................   20
  Description of Shares...................................................   20
  Additional Information..................................................   21
SHAREHOLDER GUIDE.........................................................   21
  How to Buy Shares of the Fund...........................................   21
  Alternative Purchase Plan...............................................   22
  How to Sell Your Shares.................................................   25
  Conversion Feature--Class B Shares......................................   27
  How to Exchange Your Shares.............................................   28
  Shareholder Services....................................................   30
THE PRUDENTIAL MUTUAL FUND FAMILY.........................................  A-1


                  -------------------------------------------
MF138A                                                                   642873R


                                     Class A: 74435M-78-8
                         CUSIP Nos.: Class B: 74435M-79-6
                                     Class C: 74435M-53-1
                                     Class Z: 74435M-43-2




                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NEW JERSEY SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW JERSEY MONEY MARKET SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New Jersey Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New Jersey State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."


THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New Jersey Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.



    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the Series' shares. The Series currently reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide-- Shareholder Services" at page 22.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 16.


  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                        (NEW JERSEY MONEY MARKET SERIES)
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................  None
    Maximum Deferred Sales Load.............................  None
    Maximum Sales Load Imposed on Reinvested Dividends......  None
    Redemption Fees.........................................  None
    Exchange Fee............................................  None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees.........................................  .500%
    12b-1 Fees..............................................  .125%
    Other Expenses..........................................  .125%
                                                              -----
    Total Fund Operating Expenses...........................  .750%
                                                              -----
                                                              -----



                                                          1          3          5         10
EXAMPLE                                                 YEAR       YEARS      YEARS      YEARS
                                                      ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period: ........     $8         $24        $42        $93



  The above example is based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.



  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
--------------------------------------------------------------------------------


    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                                                    DECEMBER 3,
                                                                   YEAR ENDED AUGUST 31,                              1990(A)
                                               -------------------------------------------------------------          THROUGH
                                                 1996        1995        1994         1993           1992         AUGUST 31, 1991
                                               ---------   ---------   ---------   ----------     ----------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........      $1.00       $1.00       $1.00        $1.00          $1.00             $1.00
Net investment income and net realized gains
 (c).........................................        .03         .03         .02          .02            .04               .03
Dividends and distributions to
 shareholders................................       (.03)       (.03)       (.02)        (.02)          (.04)             (.03)
                                               ---------   ---------   ---------   ----------     ----------          --------
Net asset value, end of period...............      $1.00       $1.00       $1.00        $1.00          $1.00             $1.00
                                               ---------   ---------   ---------   ----------     ----------          --------
                                               ---------   ---------   ---------   ----------     ----------          --------
TOTAL RETURN (D):............................       2.92%       3.15%       1.90%        2.31%          3.48%             3.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $ 181,396   $ 182,453   $ 158,280   $  163,087     $  164,092         $ 117,460
Average net assets (000).....................  $ 192,617   $ 171,223   $ 169,123   $  170,103     $  155,915         $  89,273
Ratios to average net assets (c):
    Expenses, including distribution fee.....        .70%        .64%        .68%         .64%           .32%              .13%(b)
    Expenses, excluding distribution fee.....        .57%        .51%        .55%         .51%           .19%              .00%(b)
    Net investment income....................       2.89%       3.11%       1.87%        2.02%          3.33%             4.48%(b)


  ----------------------------
    (a) Commencement of investment operations.
    (b) Annualized.
    (c) Net of expense subsidy and/or management fee waiver.

    (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              CALCULATION OF YIELD
--------------------------------------------------------------------------------


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1996:



Value of hypothetical account at end of period.................  $1.000526212
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $0.000526212
                                                                 ------------
                                                                 ------------
CURRENT YIELD (.000526212 x (365/7))...........................  2.74%
EFFECTIVE ANNUAL YIELD, assuming weekly compounding............  2.78%
TAX-EQUIVALENT CURRENT YIELD (2.74%  DIVIDED BY (1-43.61%))....  4.86%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average maturity of the Series' portfolio on August 31, 1996 was 72 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

    PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES (NEW JERSEY OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue

Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey or the United States. The New Jersey Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting New Jersey Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New Jersey Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all of its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. To balance the budget for the last four years, the State has utilized nonrecurring revenues and serious spending cuts. The fiscal 1996 ending balances were $900 million, over $549 million in surplus from that originally planned. The 1997 budget accomodates the final stage of the State's $1.25 billion multi-year personal income tax cut, and includes appropriations totaling $15.978 billion, down $211 million or 1.37% from fiscal year 1996. Continued challenges to New Jersey's ability to continue limits on expenditures will likely come from the need to reconfigure the State's school aid formula. Additionally, New Jersey will likely be adversely impacted by the block-grant formula adopted in new federal welfare reform legislation. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it might extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  ILLIQUID SECURITIES


  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

    The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .70%. See "Financial Highlights."


MANAGER


    PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid a management fee of .46 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS

REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS


  Effective March 1, 1993, PMF agreed to waive 25% of its management fee. Effective January 1, 1996, PMF ceased waiving any portion of its management fee. During the fiscal year ended August 31, 1996, PMF voluntarily waived $85,123 of its management fee (.044 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Calculation of Yield" and "Fund Expenses."


DISTRIBUTOR


    PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of shares of the Series.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the year ended August 31, 1996, the Series paid PMFD and PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities

Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS


    Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

    THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

    In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.

WITHHOLDING TAXES

    Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

    THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of the year's dividends and distributions.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


    THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Income Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

    YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment if $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.

  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New Jersey Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New Jersey Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

  COMMAND ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

    YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc. at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series' shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES


    AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

    In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

      - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent, Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available from the Fund.



      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

------------------------------------------------------

        TAXABLE BOND FUNDS
------------------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

------------------------------------------------------

        TAX-EXEMPT BOND FUNDS
------------------------------------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.
------------------------------------------------------

        GLOBAL FUNDS
------------------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


------------------------------------------------

        EQUITY FUNDS
------------------------------------------------------


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

------------------------------------------------

        MONEY MARKET FUNDS
------------------------------------------------------


- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................   10
HOW THE FUND IS MANAGED........................   10
  Manager......................................   10
  Distributor..................................   11
  Portfolio Transactions.......................   12
  Custodian and Transfer and
   Dividend Disbursing Agent...................   12
HOW THE FUND VALUES ITS SHARES.................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   13
GENERAL INFORMATION............................   15
  Description of Shares........................   15
  Additional Information.......................   15
SHAREHOLDER GUIDE..............................   16
  How to Buy Shares of the Fund................   16
  How to Sell Your Shares......................   19
  How to Exchange Your Shares..................   21
  Shareholder Services.........................   22
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1

     -------------------------------------------
MF147A                                         4441264


                              CUSIP No: 74435M-76-2


                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND


(NEW JERSEY MONEY MARKET SERIES)

--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW YORK SERIES)
------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102 and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New York Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.



  WHO DISTRIBUTES THE SERIES' SHARES?



    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B, Class C and Class Z shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. Prudential Securities incurs the expense of distributing the Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 30.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?


    The Series offers four classes of shares:


       - Class A Shares:    Sold with an initial sales charge of up to 3%
                            of the offering price.

       - Class B Shares:    Sold without an initial sales charge but  are
                            subject  to a contingent deferred sales charge
                            or CDSC  (declining from  5%  to zero  of  the
                            lower of the amount invested or the redemption
                            proceeds)  which  will be  imposed  on certain
                            redemptions made within six years of purchase.
                            Although Class B shares are subject to  higher
                            ongoing   distribution-related  expenses  than
                            Class  A   shares,   Class   B   shares   will
                            automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

       - Class C Shares:    Sold without an initial sales charge and, for
                            one year after purchase,  are subject to a  1%
                            CDSC  on  redemptions.  Like  Class  B shares,
                            Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


       - Class Z Shares:    Sold without either an initial or  contingent
                            deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution-related expenses.


    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------
                                 FUND EXPENSES
                               (NEW YORK SERIES)
--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES+              CLASS A SHARES         CLASS B SHARES          CLASS C SHARES    CLASS Z SHARES
                                               --------------  ----------------------------  -----------------  --------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....        3%                    None                    None              None
    Maximum Deferred Sales Load (as a
     percentage of original purchase price or
     redemption proceeds, whichever is
     lower)..................................       None       5%  during  the  first year,  1% on redemptions       None
                                                               decreasing by 1% annually to  made  within  one
                                                               1%  in  the fifth  and sixth  year of purchase
                                                               years  and  0%  the  seventh
                                                               year*
    Maximum Sales Load Imposed on Reinvested
     Dividends...............................       None                   None                    None              None
    Redemption Fees..........................       None                   None                    None              None
    Exchange Fee.............................       None                   None                    None              None



ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)      CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Z SHARES***
                                             ---------------   ---------------   ---------------   ------------------
    Management Fees (Before Waiver)........         .50%              .50%              .50%               .50%
    12b-1 Fees (After Reduction)...........         .10++             .50               .75++             None
    Other Expenses.........................         .13               .13               .13                .13
                                                     --
                                                                      ---               ---                ---
    Total Fund Operating Expenses (Before
     Waiver and After Reduction)...........         .73%             1.13%             1.38%               .63%
                                                     --
                                                     --
                                                                      ---               ---                ---
                                                                      ---               ---                ---



                                                    1          3          5          10
EXAMPLE                                           YEAR       YEARS      YEARS       YEARS
                                                  -----      -----      -----       -----
You would pay the following expenses on a
 $1,000 investment, assuming (1) 5% annual
 return and (2) redemption at the end of each
 time period:
    Class A..................................      $37        $53        $69        $118
    Class B..................................      $62        $66        $72        $121
    Class C..................................      $24        $44        $76        $166
    Class Z***...............................      $ 6        $20        $35        $ 79
You would pay the following expenses on the
 same investment, assuming no redemption:
    Class A..................................      $37        $53        $69        $118
    Class B..................................      $12        $36        $62        $121
    Class C..................................      $14        $44        $76        $166
    Class Z***...............................      $ 6        $20        $35        $ 79



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ------------------------

    *Class  B  shares   will  automatically   convert  to   Class  A   shares
     approximately    seven   years   after    purchase.   See   "Shareholder
     Guide--Conversion Feature--Class B Shares."

    **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees would be .45% for Class A, Class B, Class C and Class Z shares and Total Fund Operating Expenses would be .68% of the average net assets of the Series' Class A shares, 1.08% of the average net assets of the Series' Class B shares, 1.33% of the average net assets of the Series' Class C shares and .58% of the average net assets of the Series' Class Z shares. See "How the Fund is Managed-- Manager--Fee Waivers."


   ***Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended August 31, 1996.

    +Pursuant to rules  of the  National Association  of Securities  Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

    ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .93% and 1.63%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)
--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                                 CLASS A
                                               ----------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,                       JANUARY 22,
                                               -----------------------------------------------------------  1990(A) THROUGH
                                                 1996         1995        1994      1993     1992    1991   AUGUST 31, 1990
                                               --------     --------     -------   -------  ------  ------  ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........    $11.91       $11.71      $12.54    $11.75  $11.08  $10.62      $10.81
                                               --------     --------     -------   -------  ------  ------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income........................       .63(d)       .66(d)      .67       .70     .71     .72         .42
Net realized and unrealized gain (loss) on
 investment transactions.....................      (.09)         .20        (.83)      .79     .67     .46        (.19)
                                               --------     --------     -------   -------  ------  ------      ------
  Total from investment operations...........       .54          .86        (.16)     1.49    1.38    1.18         .23
                                               --------     --------     -------   -------  ------  ------      ------
LESS DISTRIBUTIONS
Dividends from net investment income.........      (.63)        (.66)       (.67)     (.70)   (.71)   (.72)       (.42)
Distributions from net realized gains........      (.05)          --          --        --      --      --          --
                                               --------     --------     -------   -------  ------  ------      ------
  Total distributions........................      (.68)        (.66)       (.67)     (.70)   (.71)   (.72)       (.42)
                                               --------     --------     -------   -------  ------  ------      ------
Net asset value, end of period...............    $11.77       $11.91      $11.71    $12.54  $11.75  $11.08      $10.62
                                               --------     --------     -------   -------  ------  ------      ------
                                               --------     --------     -------   -------  ------  ------      ------
TOTAL RETURN(C):.............................      4.53%        7.70%      (1.38)%   13.06%  12.73%  11.49%       2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $168,037     $163,025     $13,661   $11,821  $6,057  $2,729      $1,174
Average net assets (000).....................  $168,291     $ 95,024     $13,454   $ 8,755  $4,024  $1,579      $  588
Ratios to average net assets:
  Expenses, including distribution fee.......       .68%(d)      .69%(d)     .74%      .74%    .74%    .71%        .78%(b)
  Expenses, excluding distribution fee.......       .58%(d)      .59%(d)     .64%      .64%    .64%    .61%        .68%(b)
  Net investment income......................      5.24%(d)     5.65%(d)    5.46%     5.78%   6.19%   6.61%       6.41%(b)
Portfolio turnover rate......................        92%          57%         49%       44%     45%     78%        127%


------------

 (a) Commencement of offering of Class A shares.


 (b) Annualized.


 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.


 (d) Net of fee waiver.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)
--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                          CLASS B
                               ---------------------------------------------------------------------------------------------
                                                                   YEAR ENDED AUGUST 31,
                               ---------------------------------------------------------------------------------------------
                                 1996          1995          1994        1993       1992       1991       1990      1989(A)
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................    $11.91        $11.71        $12.54      $11.75     $11.08     $10.62     $10.88     $10.59
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........       .58(b)        .61(b)        .62         .65        .66        .67        .65        .65
Net realized and unrealized
 gain (loss) on investment
 transactions.................      (.09)          .20          (.83)        .79        .67        .46       (.26)       .29
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
  Total from investment
   operations.................       .49           .81          (.21)       1.44       1.33       1.13        .39        .94
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................      (.58)         (.61)         (.62)       (.65)      (.66)      (.67)      (.65)      (.65)
Distributions from net
 realized gains...............      (.05)           --            --          --         --         --         --         --
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
  Total distributions.........      (.63)         (.61)         (.62)       (.65)      (.66)      (.67)      (.65)      (.65)
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of
 year.........................    $11.77        $11.91        $11.71      $12.54     $11.75     $11.08     $10.62     $10.88
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
                               ---------     ---------     ---------   ---------  ---------  ---------  ---------  ---------
TOTAL RETURN(C):..............      4.12%         7.26%        (1.77)%     12.61%     12.32%     10.96%      3.73%      9.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................  $135,764      $163,013      $331,982    $358,607   $316,472   $293,942   $313,606   $340,728
Average net assets (000)......  $152,656      $230,033      $350,564    $330,823   $303,016   $295,285   $332,580   $353,225
Ratios to average net assets:
  Expenses, including
   distribution fee...........      1.08%(b)      1.11%(b)      1.14%       1.14%      1.14%      1.11%      1.17%      1.05%
  Expenses, excluding
   distribution
   fee........................       .58%(b)       .61%(b)       .64%        .64%       .64%       .61%       .67%       .64%
  Net investment income.......      4.84%(b)      5.30%(b)      5.06%       5.38%      5.79%      6.21%      6.10%      5.77%
Portfolio turnover rate.......        92%           57%           49%         44%        45%        78%       127%        96%


                                  1988        1987
                                ---------  ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................     $10.79      $12.07
                                ---------  ----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........        .71         .72
Net realized and unrealized
 gain (loss) on investment
 transactions.................       (.20)       (.81)
                                ---------  ----------
  Total from investment
   operations.................        .51        (.09)
                                ---------  ----------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................       (.71)       (.72)
Distributions from net
 realized gains...............         --        (.47)
                                ---------  ----------
  Total distributions.........       (.71)      (1.19)
                                ---------  ----------
Net asset value, end of
 year.........................     $10.59      $10.79
                                ---------  ----------
                                ---------  ----------
TOTAL RETURN(C):..............       4.93%      (0.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $307,458    $313,663
Average net assets (000)......   $298,290    $299,963
Ratios to average net assets:
  Expenses, including
   distribution fee...........       1.10%       1.06%
  Expenses, excluding
   distribution
   fee........................        .62%        .57%
  Net investment income.......       6.72%       6.21%
Portfolio turnover rate.......         91%        246%


------------

 (a) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.


 (b) Net of fee waiver.


 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)
--------------------------------------------------------------------------------

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                      CLASS C
                                          --------------------------------
                                                                AUGUST 1,
                                          YEAR ENDED AUGUST      1994(A)
                                                 31,             THROUGH
                                          -----------------     AUGUST 31,
                                           1996       1995         1994
                                          ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $11.91     $11.71      $ 11.74
                                          ------     ------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income...................     .55(b)     .58(b)       .04
Net realized and unrealized gain (loss)
 on
 investment transactions................    (.09)       .20         (.03)
                                          ------     ------     ----------
    Total from investment operations....     .46        .78         (.01)
                                          ------     ------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income....    (.55)      (.58)        (.04)
Distributions from net realized gains...    (.05)        --           --
                                          ------     ------     ----------
    Total distributions.................    (.60)      (.58)        (.04)
                                          ------     ------     ----------
Net asset value, end of period..........  $11.77     $11.91       $11.71
                                          ------     ------     ----------
                                          ------     ------     ----------
TOTAL RETURN(D):........................    3.86%      7.00%        0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $  876     $  529      $   142
Average net assets (000)................  $  659     $  325      $    42
Ratios to average net assets:
  Expenses, including distribution
   fee..................................    1.33%(b)   1.36%(b)     1.62%(c)
  Expenses, excluding distribution
   fee..................................     .58%(b)    .61%(b)      .87%(c)
  Net investment income.................    4.59%(b)   5.05%(b)     5.17%(c)
Portfolio turnover rate.................      92%        57%          49%


------------

   (a) Commencement of offering of Class C shares.


   (b) Net of fee waiver.


   (c) Annualized.


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies-- Illiquid Securities" below.


  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the New York Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase New York Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New York Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S.
Government  securities  as  U.S.  Government  securities  for  purposes  of  the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. The State's Comptroller's audited financial statements for fiscal year 1996 are expected to indicate that the State's accumulated deficit (now approximately $7.5 billion) was not reduced significantly in fiscal year 1996, despite the State's ending cash balance of $445 million. There can be no assurances that the State will not face substantial potential budget gaps in this and future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .68%, 1.08% and 1.33% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights." No Class Z shares were outstanding during this period.


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  Effective April 1996, Peter J. Allegrini, a Managing Director of Prudential Investments, and Christian Smith, a Vice President of Prudential Investments, became co-managers of the Series and share responsibility for the day-to-day management of the Series' portfolio. Mr. Allegrini has been employed by PIC as a portfolio manager since July 1994 and serves as the portfolio manager of a number of other portfolios managed by PIC. He was employed by Fidelity Investments from 1982 to 1985 as a senior bond analyst and from 1985 to 1994 as a portfolio manager, most recently of Fidelity Adviser High Income Municipal Fund. Mr. Smith has been employed by PIC in various capacities since 1988 and serves as the portfolio manager for a number of other municipal bond portfolios managed by PIC.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. Prudential Securities also incurs the expense of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P .O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P .O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------

FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX
EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) exchanges of any class of the Series' shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.


DIVIDENDS AND DISTRIBUTIONS



  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P .O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into four classes, designated Class A, Class B, Class C and Class Z. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.



  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Trustees.


  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered commencing on or about December 1, 1996 to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."



  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.



  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the caculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase
CLASS Z    None                                    None                     Sold to a limited group of investors



  The four classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee, if any, of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.



  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE     OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
---------------------  -----------------  -----------------  -------------------
Less than $99,999              3.00%              3.09%               3.00%
$100,000 to $249,999           2.50               2.56                2.50
$250,000 to $499,999           1.50               1.52                1.50
$500,000 to $999,999           1.00               1.01                1.00
$1,000,000 and above         None               None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.



  CLASS Z SHARES



  Class Z shares of the Series are available for purchase by participants in any fee-based program sponsored by Prudential Securities or its affiliates which includes mutual funds as investment options and for which the Fund is an available option.



  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                        CONTINGENT DEFERRED SALES
                                                                         CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                      OF DOLLARS INVESTED OR
PAYMENT MADE                                                               REDEMPTION PROCEEDS
----------------------------------------------------------------------  -------------------------
First.................................................................               5.0%
Second................................................................               4.0%
Third.................................................................               3.0%
Fourth................................................................               2.0%
Fifth.................................................................               1.0%
Sixth.................................................................               1.0%
Seventh...............................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P .M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE

SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan-- Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see
"Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

    -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.


    -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



    -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


                             -------------------------
                                TAXABLE BOND FUNDS
                             -------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust
                             -------------------------
                               TAX-EXEMPT BOND FUNDS
                             -------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
                             -------------------------
                                   GLOBAL FUNDS
                             -------------------------
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Purdential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.
                             -------------------------
                                   EQUITY FUNDS
                             -------------------------
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
                             -------------------------
                                MONEY MARKET FUNDS
                             -------------------------
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------


                               TABLE OF CONTENTS



                                                         PAGE
                                                         ----
FUND HIGHLIGHTS........................................    2
  Risk Factors and Special Characteristics.............    2
FUND EXPENSES..........................................    4
FINANCIAL HIGHLIGHTS...................................    5
HOW THE FUND INVESTS...................................    8
  Investment Objective and Policies....................    8
  Other Investments and Policies.......................   12
  Investment Restrictions..............................   13
HOW THE FUND IS MANAGED................................   13
  Manager..............................................   13
  Distributor..........................................   14
  Portfolio Transactions...............................   16
  Custodian and Transfer and Dividend Disbursing
   Agent...............................................   16
HOW THE FUND VALUES ITS SHARES.........................   16
HOW THE FUND CALCULATES PERFORMANCE....................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS.....................   17
GENERAL INFORMATION....................................   20
  Description of Shares................................   20
  Additional Information...............................   21
SHAREHOLDER GUIDE......................................   21
  How to Buy Shares of the Fund........................   21
  Alternative Purchase Plan............................   22
  How to Sell Your Shares..............................   25
  Conversion Feature--Class B Shares...................   27
  How to Exchange Your Shares..........................   28
  Shareholder Services.................................   30
THE PRUDENTIAL MUTUAL FUND FAMILY......................  A-1


-------------------------------------------
MF 122A                                                                  44404EO

                                   Class A: 74435M-74-7
                        CUSIP Nos.: Class B: 74435M-75-4
                                   Class C: 74435M-52-3
                                   Class Z: 74435M-44-0



                                   PROSPECTUS
                                NOVEMBER 1, 1996



PRUDENTIAL
MUNICIPAL
SERIES FUND



(NEW YORK SERIES)

--------------------------------------


                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW YORK INCOME SERIES)
--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Income Series) (the "Series") is one of fifteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey, 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New York Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fifteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Income Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, New York City, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 5.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. The Series is non-diversified in that more than 5% of its total assets may be invested in the securities of one or more issuers. Investing in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 8.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 11.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the Series' shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Series' shares, although currently the entire fee is waived. See "How the Fund is Managed--Distributor" at page 11.


  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--Continuous Offering of Shares" at page 17 and "Shareholder Guide--Shareholder Services" at page 21.

  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which is imposed at the time of purchase. See "How the Fund Values its Shares" at page 13.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers one class of shares which may be purchased at the next determined NAV plus a sales charge which is imposed at the time of purchase.

          - Shares are sold with an initial sales charge of up to 3% of the amount invested.

      See "Shareholder Guide--Continuous Offering of Shares" at page 17.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 14.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                            (NEW YORK INCOME SERIES)

--------------------------------------------------------------------------------


     SHAREHOLDER TRANSACTION EXPENSES

         Maximum Sales Load Imposed on
          Purchases (as a percentage of
          offering price)....................      3%
         Maximum Deferred Sales Load.........     None
         Maximum Sales Load Imposed on
          Reinvested Dividends...............     None
         Redemption Fees.....................     None
         Exchange Fee........................     None


ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (After Waiver)......       0%
    12b-1 Fees (After Waiver)...........       0%
    Other Expenses (After Subsidy)......       0%
                                            ------
    Total Fund Operating Expenses (After
     Waiver and Subsidy)................       0%
                                            ------
                                            ------


                                                 1       3
     EXAMPLE                                   YEAR    YEARS
     ----------------------------------------  -----   ------

     You would pay the following expenses on
      a $1,000 investment, assuming (1) 5%
      annual return and (2) redemption at the
      end of each time period:...............   $30     $30

     The above example is based on estimated data for the Series' current fiscal year. THE EXAMPLE SHOULD NOT BE
     CONSIDERED A REPRESENTATION OF PAST OR FUTURE  EXPENSES.
     ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The  purpose of this  table is to  assist an investor in
     understanding the  various costs  and expenses  that  an
     investor  in  the  New  York  Income  Series  will bear,
     whether  directly  or  indirectly.  For  more   complete
     descriptions of the various costs and expenses, see "How
     the   Fund  is   Managed."  "Other   Expenses"  includes
     operating expenses of the Series, such as Trustees'  and
     professional   fees,   registration  fees,   reports  to
     shareholders and transfer agency and custodian fees.

     PMF has agreed to waive its management fee and subsidize
     100% of other expenses and PSI has agreed to waive its distribution fee until August 31, 1997.


  ----------------------------
   *Before the waiver of management and distribution fees and the subsidy of other expenses, Management Fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses would be .50%, .10%, .27% and .87% of the Series' average net assets. See "Management of the Fund--Manager--Fee Waivers and Subsidy."

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FIFTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE NEW YORK INCOME SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.

    THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

    THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, NEW YORK CITY, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term New York Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-30 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

    Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

    THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


    THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY AAA, AA, A, BAA FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND PRIME-1 FOR COMMERCIAL PAPER), STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.



    THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS RATED BELOW BAA BY MOODY'S OR BELOW BBB BY S&P OR A COMPARABLE RATING BY ANOTHER NRSRO OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's are described by Moody's as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest without further limit in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. The Series may also invest up to 5% of its total assets in New York Obligations that are in default in the payment of principal or interest. See "Investment Objectives and Policies--Risks of Investing in Defaulted Securities" in the Statement of Additional Information.


    From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

    UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State or federal income taxes.

    THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



    THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, in value to its commitments for when-issued or delayed delivery securities.


    THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

    THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

    Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

    RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Under circumstances where the Series owns the majority of an issue, such market and credit risks may be greater. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing.

    LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

    A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE OR AN AGREED AMOUNT OF A SPECIFIC FIXED-INCOME SECURITY. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

    The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

    THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON, IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

    Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

    THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

    THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge has moved in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS, AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN NEW YORK OBLIGATIONS TO THIS DEGREE. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. The State's Comptroller's audited financial statements for fiscal year 1996 are expected to indicate that the State's accumulated deficit (now approximately $7.5 billion) was not reduced significantly in fiscal year 1996, despite the State's ending cash balance of $445 million. There can be no assurances that the State will not face substantial potential budget gaps in this and future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investment in Tax-Exempt Securities" in the Statement of Additional Information.


    THE SERIES IS "NON-DIVERSIFIED" SO THAT MORE THAN 5% OF ITS TOTAL ASSETS MAY BE INVESTED IN THE SECURITIES OF ONE OR MORE ISSUERS. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

    The Series is responsible for the payment of certain fees and expenses including, among others, the following: (i) management and distribution fees;
(ii) the fees of unaffiliated Trustees; (iii) the fees of the Fund's Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) brokerage commissions incurred in
connection   with  portfolio  transactions;  (vi)   all  taxes  and  charges  of
governmental agencies; (vii)  the reimbursement of  organizational expenses  and
(viii) expenses related to shareholder communications.

MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996.



    As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


    UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

    UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

                   [INSERT PORTFOLIO MANAGER WHEN IDENTIFIED]


    PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


FEE WAIVERS AND SUBSIDY


  PMF HAS AGREED TO WAIVE ITS MANAGEMENT FEE AND TO SUBSIDIZE OPERATING EXPENSES OF THE SERIES UNTIL AUGUST 31, 1997 AND PSI HAS AGREED TO WAIVE DISTRIBUTION FEES UNTIL SUCH DATE. The Series is not required to reimburse PMF for such management fee waiver or expense subsidy. Thereafter, PMF may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential.



    UNDER A PLAN OF DISTRIBUTION (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.



    UNDER THE PLAN, THE SERIES COMPENSATES PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS. The Plan provides that (i) up to .25 of 1% of the average daily net assets of the Series' shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Series' shares. It is expected that proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. Prudential Securities has advised the Series that distribution expenses under the Plan will not exceed .10 of 1% of the Series' average daily net assets for the fiscal year ending August 31, 1997, although currently Prudential Securities is waiving its fee.


    The Series records all payments made under the Plan as expenses in the calculation of net investment income.

    The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.


    In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

    For   more  detailed  information  concerning  the  foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

    The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts, 02105.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

    Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

    The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period.

"Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges.
Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES WILL ELECT TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, IF SO QUALIFIED, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

    To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "market to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

    Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional information.

TAXATION OF SHAREHOLDERS

  In general, for federal income tax purposes the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

    Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individuals is 28%.

    Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder or shares that are held for six months or less.


    CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax reference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


    Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisors with respect to this potential adjustment.


    Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

    Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES.

    DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUES OF SERIES SHARES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the per share amount and the taxable status of that year's dividends and distributions. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

    Any taxable dividends or distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, the New Jersey Series, New York Series, New York Income Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. All series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the New Jersey Series and the New York Series offer four classes of shares, designated Class A, Class B, Class C and Class Z shares. The Series is authorized to issue two classes of shares, Class A and Class B. Currently the Series is offering only one class of shares, which will be redesignated Class A shares if the Alternative Purchase Plan is implemented with respect to the Series. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, premptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

    THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

    The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

INITIAL OFFERING OF SHARES


  DURING  A SUBSCRIPTION PERIOD (THE  SUBSCRIPTION PERIOD) CURRENTLY EXPECTED TO
END ON OR ABOUT       , 199 , PRUDENTIAL SECURITIES, AS SUBSCRIPTION AGENT, WILL
SOLICIT SUBSCRIPTIONS FOR SHARES OF THE SERIES. SHARES WILL BE OFFERED TO INVESTORS AT A MAXIMUM OFFERING PRICE OF $ PER SHARE, WHICH IS INCLUSIVE OF THE MAXIMUM SALES CHARGE OF 3.0% (3.09% OF THE AMOUNT INVESTED). INVESTORS THAT PLACE ORDERS FOR SHARES OF $100,000 OR MORE WILL PAY A REDUCED SALES CHARGE. SEE "CONTINUOUS OFFERING OF SHARES."


    EACH INVESTOR'S DEALER WILL NOTIFY SUCH INVESTOR OF THE END OF THE SUBSCRIPTION PERIOD AND PAYMENT WILL BE DUE WITHIN FIVE DAYS THEREAFTER. If any orders received during the Subscription Period are accompanied by payment, such payment will be returned unless instructions have been received authorizing investment in a money market fund. All such moneys received and invested in a money market fund, including any dividends received on these funds, will be automatically invested in the Series on the closing date without any further action by the investor. Shareholders who purchase their shares during the Subscription Period will not receive share certificates. The minimum initial investment during the Subscription Period is $1,000, except that there are no minimum investment requirements for certain retirement and employee savings plans or custodial accounts for the benefit of minors.

    Subscribers for shares will not have any of the rights of a shareholder of the Fund until the shares subscribed for have been paid for and their issuance has been reflected in the books of the Fund. The Fund reserves the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part.

CONTINUOUS OFFERING OF SHARES

    YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment required is $50. See "Shareholder Services" below.

    An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

    THE PURCHASE PRICE IS THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE (EXPRESSED AS A PERCENTAGE OF THE OFFERING PRICE AND OF THE AMOUNT INVESTED) AS SHOWN IN THE FOLLOWING TABLE:

                                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
     AMOUNT OF PURCHASE                  OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
     --------------------------------   ----------------   ----------------   -----------------
     Less than $99,999                            3.00%              3.09%              3.00%
     $100,000 to $249,999                         2.50               2.56               2.50
     $250,000 to $499,999                         1.50               1.52               1.50
     $500,000 to $999,999                         1.00               1.01               1.00
     $1,000,000 and above                      None               None               None

    The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



    In connection with the sale of shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


    Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

    Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

    Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),
(b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


    You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (New York Income Series) specifying on the wire the account number assigned by PMFS and your name.

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New York Income Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  At a special meeting of shareholders held on December 18, 1989, shareholders of the Fund approved, among other proposals, an Alternative Purchase Plan in connection with the offer and sale of Fund shares and an amendment to the Fund's Declaration of Trust to, among other things, classify the shares of beneficial interest of the Fund into two classes in order to implement the Alternative Purchase Plan. At a special meeting of shareholders held on July 19, 1994, shareholders of the Fund approved an amendment to the Fund's Declaration of Trust authorizing a third class of shares, Class C.

    The Series is currently offering only one class of shares. Upon implementation of the Alternative Purchase Plan by the Series, the Series will commence issuing two or more classes of shares. The outstanding shares of the Series will be redesignated Class A shares. The offering of classes of shares will be made by a new prospectus. There can be no assurance that there will be an offering of Class B or Class C shares. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

    IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE

PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECKS.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A SHARES OF THE OTHER SERIES OF THE FUND AND CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS ON THE BASIS OF THE RELATIVE NAV. AN EXCHANGE WILL BE TREATED AS A REDEMPTION AND PURCHASE FOR TAX PURPOSES. See "Shareholder Investment Account-- Exchange Privilege" in the Statement of Additional Information.


    IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative net asset value of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


    IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

    IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


    The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



    The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available which provides for monthly or quarterly checks.


        -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



        -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B:   Bonds which are  rated B generally lack  characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa:   Bonds which are rated  Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Prime-1: The designation Prime-1 indicates a superior ability for repayment of senior short-term debt obligations.

  Prime-2:   The designation Prime-2 indicates a strong ability for repayment of senior short-term debt obligations.

  Prime-3:    The  designation  Prime-3  indicates  an  acceptable  ability  for repayment of senior short-term debt obligations.

  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA:   Debt rated AAA has the highest  rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA:   Debt rated  AA has  a very  strong capacity  to pay  interest and  repay principal and differs from the highest-rated issues only in small degree.

  A:   Debt rated  A has a strong  capacity to pay  interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issued rated A-1 which possess an overwhelming degree of safety.

  A-2:    Capacity for  timely payment  on  issues with  the designation  A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  Municipal notes issued after July 29, 1984 are rated SP-1, SP-2 and SP-3. Municipal notes outstanding on July 29, 1984 carry the same symbols as municipal bonds. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

---------------------

      TAXABLE BOND FUNDS
------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

------------------------


      TAX-EXEMPT BOND FUNDS
------------------------------------------

Prudential California Muncipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  New York Income Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

---------------

      GLOBAL FUNDS
------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

---------------


      EQUITY FUNDS
------------------------------------------


Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

----------------------


      MONEY MARKET FUNDS
------------------------------------------


-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
HOW THE FUND INVESTS............................         5
  Investment Objective and Policies.............         5
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        11
  Distributor...................................        11
  Portfolio Transactions........................        13
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        13
HOW THE FUND VALUES ITS SHARES..................        13
HOW THE FUND CALCULATES PERFORMANCE.............        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        14
GENERAL INFORMATION.............................        16
  Description of Shares.........................        16
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        17
  Initial Offering of Shares....................        17
  Continuous Offering of Shares.................        17
  Alternative Purchase Plan.....................        19
  How to Sell Your Shares.......................        19
  How to Exchange Your Shares...................        20
  Shareholder Services..........................        21
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1


-------------------------------------------
MF
                              CUSIP No.: 74435M- -


                                    PROSPECTUS
                                OCTOBER 30, 1996


  PRUDENTIAL

  MUNICIPAL

  SERIES FUND

  NEW YORK INCOME SERIES

--------------------------------------

                                      [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW YORK MONEY MARKET SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New York State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."


THE SERIES MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN THE OBLIGATIONS OF A SINGLE ISSUER, AND THEREFORE AN INVESTMENT IN THE SERIES MAY BE MORE RISKY THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.


AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New York Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Money Market Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.


    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations, and makes an investment in the Series more risky than an investment in other types of money market funds. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 8.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI) acts as the Distributor of the Series' shares. The Series currently reimburses Prudential Securities for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 10.


  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide-- Shareholder Services" at page 21.

  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide--How to Buy Shares of the Fund" at page 15.


  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 18.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                         (NEW YORK MONEY MARKET SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases......................   None
    Maximum Deferred Sales Load..................................   None
    Maximum Sales Load Imposed on Reinvested Dividends...........   None
    Redemption Fees..............................................   None
    Exchange Fee.................................................   None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees..............................................   .500%
    12b-1 Fees...................................................   .125%
    Other Expenses...............................................   .095%
                                                                   ------
    Total Fund Operating Expenses................................   .720%
                                                                   ------
                                                                   ------



EXAMPLE                                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                   ------  -------  -------  --------
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
      of each time period:.......................................  $   7   $   23   $   40   $    89



  The above example is based on data for the Series' fiscal year ended August 31, 1996. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                          YEAR ENDED AUGUST 31,
                          --------------------------------------------------------------------------------------
                            1996       1995       1994       1993       1992       1991       1990      1989(B)
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year.......    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
Net investment income and
 net realized gains......      .03        .03        .02        .02        .03        .04        .05        .05
Dividends and
 distributions to
 shareholders............     (.03)      (.03)      (.02)      (.02)      (.03)      (.04)      (.05)      (.05)
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value, end of
 year....................    $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                          ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (C):........     2.97%      3.06%      1.80%      1.80%      2.93%      4.37%      5.14%      5.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)................... $349,470   $324,698   $269,073   $286,304   $249,785   $236,361   $226,758   $184,615
Average net assets
 (000)................... $336,427   $292,763   $280,492   $275,640   $248,557   $245,494   $218,423   $173,661
Ratios to average net
 assets:
    Expenses, including
     distribution fee....      .72%       .73%       .77%       .75%       .76%       .79%       .75%       .79%
    Expenses, excluding
     distribution fee....      .60%       .61%       .64%       .63%       .63%       .66%       .62%       .67%
    Net investment
     income..............     2.91%      3.02%      1.78%      1.75%      2.83%      4.23%      4.99%      5.01%


                            1988         1987
                          ---------  ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year.......    $1.00      $1.00
Net investment income and
 net realized gains......      .04        .04(a)
Dividends and
 distributions to
 shareholders............     (.04)      (.04)
                          ---------  ------------
Net asset value, end of
 year....................    $1.00      $1.00
                          ---------  ------------
                          ---------  ------------
TOTAL RETURN (C):........     4.14%      3.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)................... $168,391   $134,317
Average net assets
 (000)................... $154,746   $139,263
Ratios to average net
 assets:
    Expenses, including
     distribution fee....      .72%       .71%(a)
    Expenses, excluding
     distribution fee....      .60%       .59%(a)
    Net investment
     income..............     4.18%      3.53%(a)


   ------------------------

   (a) Net of expense subsidy and/or fee waiver.


   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.


   (c) Total return includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------

                              CALCULATION OF YIELD
--------------------------------------------------------------------------------


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1996:



Value of hypothetical account at end of period.........  $1.000464721
Value of hypothetical account at beginning of period...   1.000000000
                                                         ------------
Base period return.....................................  $0.000464721
                                                         ------------
                                                         ------------
CURRENT YIELD (.000464721 X (365/7))...................         2.42%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....         2.45%
TAX-EQUIVALENT CURRENT YIELD (2.42%  DIVIDED BY
 (1-44.36%))...........................................         4.35%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1996 was 64 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and

Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. The New York Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.


  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS (NRSROS) ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE NRSRO ASSIGNED A RATING, BY THAT NRSRO) OR
(II), IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.



  In selecting New York Obligations for investment by the Series, the investment adviser considers ratings assigned by NRSROs, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New York Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.


  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services. The issuer of the put, or another institution, must undertake to notify promptly the holder of the put if the put feature is substituted with a put from another issuer.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. The State's Comptroller's audited financial statements for fiscal year 1996 are expected to indicate that the State's accumulated deficit (now approximately $7.5 billion) was not reduced significantly in fiscal year 1996, despite the State's ending cash balance of $445 million. There can be no assurances that the State will not face substantial potential budget gaps this and in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES
  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  ILLIQUID SECURITIES


  The Series may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of its average net assets were .72%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  PMF MAY FROM TIME TO TIME AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZE CERTAIN OPERATING EXPENSES OF THE SERIES. The Series is not required to reimburse PMF for such management fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, PSI OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of shares of the Series.



  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.

  For the fiscal year ended August 31, 1996, the Series paid PMFD and PSI a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS


  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE
DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to realize long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984 BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Florida Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New Jersey Series, the New York Income Series, the New York Money Market Series and the New York Series, offer three classes, designated Class A, Class B and Class C shares. The Florida Series, the New Jersey Series and the New York Series offer four classes, designated Class A, Class B, Class C and Class Z shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.

  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential Securities clients wishing additional information concerning investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.

  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.

  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC

  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.

  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New York Money Market Series, specifying on the wire the account number assigned by PMFS and your name.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New York Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New York Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).

  COMMAND ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.

  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution". An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekends or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc. at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.

  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C or Class Z shares of other series of the Fund or Class C or Class Z shares of the Prudential Mutual Funds.



  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

      - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent. Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.


      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

------------------------

        TAXABLE BOND FUNDS
---------------------------------------------------


Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio
The BlackRock Government Income Trust

-----------------------

        TAX-EXEMPT BOND FUNDS
---------------------------------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.
---------------

        GLOBAL FUNDS
---------------------------------------------------


Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


---------------

        EQUITY FUNDS
---------------------------------------------------


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
    Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

---------------------

        MONEY MARKET FUNDS
---------------------------------------------------


- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................    9
HOW THE FUND IS MANAGED........................    9
  Manager......................................   10
  Distributor..................................   10
  Portfolio Transactions.......................   11
  Custodian and Transfer and
   Dividend Disbursing Agent...................   11
HOW THE FUND VALUES ITS SHARES.................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   12
GENERAL INFORMATION............................   14
  Description of Shares........................   14
  Additional Information.......................   14
SHAREHOLDER GUIDE..............................   15
  How to Buy Shares of the Fund................   15
  How to Sell Your Shares......................   18
  How to Exchange Your Shares..................   20
  Shareholder Services.........................   21
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1


                  -------------------------------------------

MF127A                                                                   444005A


                              CUSIP No: 74435M-72-1


                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL SERIES
FUND


NEW YORK MONEY MARKET SERIES

--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NORTH CAROLINA SERIES)
---------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (North Carolina Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the North Carolina Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS  ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the North Carolina Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from North Carolina State and federal income taxes (North Carolina Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in North Carolina Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of North Carolina Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-- Manager" at page 13.



  WHO DISTRIBUTES THE SERIES' SHARES?



    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 21.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent deferred sales charge  or
                          CDSC  (declining from 5% to  zero of the lower of
                          the amount invested  or the redemption  proceeds)
                          which will be imposed on certain redemptions made
                          within  six years  of purchase.  Although Class B
                          shares   are    subject   to    higher    ongoing
                          distribution-related   expenses   than   Class  A
                          shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                            (NORTH CAROLINA SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES+                   CLASS A SHARES      CLASS B SHARES        CLASS C SHARES
                                                    --------------   --------------------  --------------------
    Maximum Sales Load Imposed on Purchases.......        3%         None                  None
    Maximum Deferred Sales Load (as a percentage
     of original purchase price or redemption
     proceeds, whichever is lower)................       None        5% during the  first  1% on redemptions
                                                                     year,  decreasing by  made within one year
                                                                     1% annually to 1% in  of purchase
                                                                     the fifth and  sixth
                                                                     years   and  0%  the
                                                                     seventh year*
    Maximum Sales Load Imposed on Reinvested
     Dividends....................................       None        None                  None
    Redemption Fees...............................       None        None                  None
    Exchange Fee..................................       None        None                  None



ANNUAL FUND OPERATING EXPENSES**
    (as a percentage of average net assets)         CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
                                                    ---------------   ----------------   ----------------
    Management Fees (Before Waiver)...............       .50%               .50%               .50%
    12b-1 Fees (After Reduction)..................       .10++              .50                .75++
    Other Expenses................................       .48                .48                .48
                                                         ---                ---                ---
    Total Fund Operating Expenses (Before Waiver
     and After Reduction).........................      1.08%              1.48%              1.73%
                                                         ---                ---                ---
                                                         ---                ---                ---



                                                              1         3         5        10
      EXAMPLE                                                YEAR     YEARS     YEARS     YEARS
                                                             ----     -----     -----     -----
      You would pay the  following expenses on a  $1,000
       investment, assuming (1) 5% annual return and (2)
       redemption at the end of each time period:
          Class A.......................................     $41      $ 63      $ 88      $158
          Class B.......................................     $65      $ 77      $ 91      $161
          Class C.......................................     $28      $ 54      $ 94      $204

      You  would pay the following  expenses on the same
       investment, assuming no redemption:
          Class A.......................................     $41      $ 63      $ 88      $158
          Class B.......................................     $15      $ 47      $ 81      $161
          Class C.......................................     $18      $ 54      $ 94      $204



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

   ---------------------
    *Class   B  shares   will  automatically   convert  to   Class  A  shares
     approximately   seven   years    after   purchase.   See    "Shareholder
     Guide--Conversion Feature--Class B Shares."

   **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and 1.03%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.43%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.68%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."

    +Pursuant to rules  of the  National Association  of Securities  Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

   ++Although  the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.28% and 1.98%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."



                                                                        CLASS A
                                     ------------------------------------------------------------------------------
                                                                                                       JANUARY 22,
                                                                                                         1990 (a)
                                                          YEAR ENDED AUGUST 31,                          THROUGH
                                     ---------------------------------------------------------------   AUGUST   31,
                                       1996         1995        1994      1993      1992      1991         1990
                                     --------     --------     -------   -------   -------   -------   ------------

PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period............................  $  11.19     $  11.06     $ 12.04   $ 11.37   $ 10.86   $ 10.45     $10.63
                                     --------     --------     -------   -------   -------   -------     ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............       .53(d)       .60(d)      .61       .65       .67       .67        .41
Net realized and unrealized gain
 (loss) on investment
 transactions......................      (.01)         .13        (.76)      .67       .51       .41       (.18)
                                     --------     --------     -------   -------   -------   -------     ------
    Total from investment
     operations....................       .52          .73        (.15)     1.32      1.18      1.08        .23
                                     --------     --------     -------   -------   -------   -------     ------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................      (.53)        (.60)       (.61)     (.65)     (.67)     (.67)      (.41)
Distributions from net realized
 gains.............................      (.12)       --           (.22)    --        --        --         --
                                     --------     --------     -------   -------   -------   -------     ------
    Total distributions............      (.65)        (.60)       (.83)     (.65)     (.67)     (.67)      (.41)
                                     --------     --------     -------   -------   -------   -------     ------
Net asset value, end of period.....  $  11.06     $  11.19     $ 11.06   $ 12.04   $ 11.37   $ 10.86     $10.45
                                     --------     --------     -------   -------   -------   -------     ------
                                     --------     --------     -------   -------   -------   -------     ------
TOTAL RETURN (c):..................      4.70%        6.86%      (1.35)%   11.99%    11.12%    10.63%      2.09%
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period (000).....  $ 28,089     $ 26,519     $ 2,256   $ 1,777   $   917   $   362     $   58
Average net assets (000)...........  $ 27,628     $ 15,244     $ 2,067   $ 1,316   $   612   $   246     $   32
Ratios to average net assets:
  Expenses, including distribution
   fee.............................      1.03%(d)      .98%(d)     .88%      .87%      .91%      .99%      1.00%(b)
  Expenses, excluding distribution
   fee.............................       .93%(d)      .88%(d)     .78%      .77%      .81%      .89%       .90%(b)
  Net investment income............      4.78%(d)     5.25%(d)    5.31%     5.55%     5.90%     6.24%      6.24%(b)
Portfolio turnover rate............        23%          28%         17%       38%       36%       27%        24%


   ---------------------
   (a) Commencement of offering of Class A shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------


  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                                                                       CLASS B
                                --------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                --------------------------------------------------------------------------------------
                                  1996         1995         1994        1993      1992      1991      1990    1989 (b)
                                --------     --------     --------    --------  --------  --------  --------  --------

PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $  11.19     $  11.06     $  12.05    $  11.37  $  10.86  $  10.45  $  10.65  $ 10.35
                                --------     --------     --------    --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........       .49(d)       .55(d)       .56         .60       .62       .63       .64      .65
Net realized and unrealized
 gain (loss) on investment
 transactions.................      (.01)         .13         (.77)        .68       .51       .41      (.20)     .30
                                --------     --------     --------    --------  --------  --------  --------  --------
    Total from investment
     operations...............       .48          .68         (.21)       1.28      1.13      1.04       .44      .95
                                --------     --------     --------    --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................      (.49)        (.55)        (.56)       (.60)     (.62)     (.63)     (.64)    (.65)
Distributions from net
 realized gains...............      (.12)       --            (.22)      --        --        --        --       --
                                --------     --------     --------    --------  --------  --------  --------  --------
    Total distributions.......      (.61)        (.55)        (.78)       (.60)     (.62)     (.63)     (.64)    (.65)
                                --------     --------     --------    --------  --------  --------  --------  --------
Net asset value, end of
 year.........................  $  11.06     $  11.19     $  11.06    $  12.05  $  11.37  $  10.86  $  10.45  $ 10.65
                                --------     --------     --------    --------  --------  --------  --------  --------
                                --------     --------     --------    --------  --------  --------  --------  --------
TOTAL RETURN (c):.............      4.28%        6.44%       (1.82)%     11.62%    10.64%    10.17%     4.28%    9.39%
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of year
 (000)........................  $ 31,029     $ 40,119     $ 69,448    $ 75,515  $ 63,573  $ 59,875  $ 57,429  $34,222
Average net assets (000)......  $ 35,605     $ 51,963     $ 73,606    $ 67,997  $ 60,751  $ 59,071  $ 56,745  $49,868
Ratios to average net assets:
  Expenses, including
   distribution fee...........      1.43%(d)     1.34%(d)     1.28%       1.27%     1.31%     1.39%     1.38%    1.39%
  Expenses, excluding
   distribution fee...........       .93%(d)      .84%(d)      .78%        .77%      .81%      .89%      .89%     .89%
  Net investment income.......      4.37%(d)     5.10%(d)     4.89%       5.18%     5.58%     5.88%     5.96%    6.06%
Portfolio turnover rate.......        23%          28%          17%         38%       36%       27%       24%      47%


                                 1988         1987
                               --------     --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year......................... $  10.59     $  11.32
                               --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........      .69(a)       .70(a)
Net realized and unrealized
 gain (loss) on investment
 transactions.................     (.24)        (.61)
                               --------     --------
    Total from investment
     operations...............      .45          .09
                               --------     --------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................     (.69)        (.70)
Distributions from net
 realized gains...............    --            (.12)
                               --------     --------
    Total distributions.......     (.69)        (.82)
                               --------     --------
Net asset value, end of
 year......................... $  10.35     $  10.59
                               --------     --------
                               --------     --------
TOTAL RETURN (c):.............     4.47%         .74%
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of year
 (000)........................ $ 44,076     $ 39,477
Average net assets (000)...... $ 40,442     $ 35,368
Ratios to average net assets:
  Expenses, including
   distribution fee...........     1.13%(a)     1.06%(a)
  Expenses, excluding
   distribution fee...........      .64%(a)      .57%(a)
  Net investment income.......     6.58%(a)     6.15%(a)
Portfolio turnover rate.......       66%          37%


   ---------------------
   (a) Net of expense subsidy.
   (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------


  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                             CLASS C
                                          ----------------------------------------------
                                                                            AUGUST 1,
                                                  YEAR ENDED                 1994 (a)
                                                  AUGUST 31,                 THROUGH
                                          ---------------------------       AUGUST 31,
                                             1996            1995              1994
                                          -----------     -----------     --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $11.19          $11.06          $11.09
                                          -----------     -----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................         .46(d)          .52(d)          .04
Net realized and unrealized gain (loss)
 on investment transactions.............        (.01)            .13            (.03)
                                          -----------     -----------         ------
    Total from investment operations....         .45             .65             .01
                                          -----------     -----------         ------
LESS DISTRIBUTIONS
Dividends from net investment income....        (.46)           (.52)           (.04)
Distributions from net realized gains...        (.12)         --                --
                                          -----------     -----------         ------
    Total distributions.................        (.58)           (.52)           (.04)
                                          -----------     -----------         ------
Net asset value, end of period..........      $11.06          $11.19          $11.06
                                          -----------     -----------         ------
TOTAL RETURN (c):.......................        4.03%           6.17%            .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $   72          $   53          $   10
Average net assets (000)................      $   69          $   32          $    5
Ratios to average net assets:
  Expenses, including distribution
   fee..................................        1.68%(d)        1.63%(d)        1.67%(b)
  Expenses, excluding distribution
   fee..................................         .93%(d)         .88%(d)         .92%(b)
  Net investment income.................        4.14%(d)        4.59%(d)        5.06%(b)
Portfolio turnover rate.................          23%             28%             17%


   ---------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NORTH CAROLINA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NORTH CAROLINA STATE, MUNICIPAL AND LOCAL GOVERNMENTAL OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES (NORTH CAROLINA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under North Carolina law, dividends distributed by the Series and attributable to interest on obligations issued by North Carolina and its political subdivisions are exempt from North Carolina individual, trust and estate income taxes. See "Taxes, Dividends and Distributions." North Carolina Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities, provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL NORTH CAROLINA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the North Carolina Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase North Carolina Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular North Carolina Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NORTH CAROLINA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from North Carolina and federal income taxes or the Series will have at least 80% of its total assets invested in North Carolina Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than North Carolina Obligations or may invest its assets so that more than 20% of the income is subject to North Carolina State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NORTH CAROLINA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the North Carolina Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information. Finally, the Series must eliminate all of its positions in futures contracts and options thereon by December 31 of each year in order to comply with requirements for exemption from the North Carolina intangibles tax.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NORTH CAROLINA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NORTH CAROLINA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Despite stressful periods during the latest recession that depleted fund reserves and ended with General Fund deficits, prudent steps were taken to control fiscal decline with resulting operating surpluses in fiscal 1992 and 1993. The State had a budget surplus of approximately $865 million at the end of fiscal year 1993-1994. Because of growth in State tax and fee revenues, the General Fund balance at the end of fiscal year 1994-1995 was reported at approximately $300 million. By the end of the 1995-1996 fiscal year, the surplus grew to approximately $700 million. If either North Carolina or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See
"Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).


  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.03%, 1.43% and 1.68% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Series is Marie Conti, a Vice President of Prudential Investments. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of

(i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------


  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  In the opinion of North Carolina tax counsel, distributions will not be subject to North Carolina income tax if made to individual shareholders resident in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the United States Virgin Islands including the governments thereof and their agencies, instrumentalities, and authorities or (ii) attributable to interest on direct obligations of the United States.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                   3.00%              3.09%               3.00%
$100,000 to $249,999                2.50               2.56                2.50
$250,000 to $499,999                1.50               1.52                1.50
$500,000 to $999,999                1.00               1.01                1.00
$1,000,000 and above                None               None                None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,
(c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency, or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                         CONTINGENT DEFERRED
                                                                                SALES
                                                                        CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                     OF DOLLARS INVESTED OR
PAYMENT MADE                                                             REDEMPTION PROCEEDS
----------------------------------------------------------------------  ----------------------
First.................................................................           5.0%
Second................................................................           4.0%
Third.................................................................           3.0%
Fourth................................................................           2.0%
Fifth.................................................................           1.0%
Sixth.................................................................           1.0%
Seventh...............................................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the
increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks in any amount. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

---------------------

     TAXABLE BOND FUNDS
-------------------------------------------

 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 The BlackRock Government Income Trust

------------------------

     TAX-EXEMPT BOND FUNDS
-------------------------------------
 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.
---------------

     GLOBAL FUNDS
--------------------------------

 Prudential Europe Growth Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential World Fund, Inc.
   Global Series
   International Stock Series
 The Global Government Plus Fund, Inc.
 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.

---------------
     EQUITY FUNDS
--------------------------------------

 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Distressed Securities Fund, Inc.
 Prudential Dryden Fund
   Prudential Active Balanced Fund
   Prudential Stock Index Fund
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Jennison Series Fund, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
 Prudential Multi-Sector Fund, Inc.
 Prudential Small Companies Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

---------------------

     MONEY MARKET FUNDS
------------------------------------

 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund, Inc.
   Money Market Series
 Prudential MoneyMart Assets, Inc.
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund, Inc.
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend
   Disbursing Agent.............................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        24
  Conversion Feature--Class B Shares............        27
  How to Exchange Your Shares...................        28
  Shareholder Services..........................        29
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1



-------------------------------------------
MF 126A                                                                  44404HI
                                   Class A: 74435M-81-2
                        CUSIP Nos.: Class B: 74435M-82-0
                                   Class C: 74435M-51-5


                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NORTH CAROLINA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(OHIO SERIES)
----------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Ohio Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Ohio Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Ohio Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Ohio State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Ohio State and federal income taxes (Ohio Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Ohio Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Ohio Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page
  12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests-- Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.


    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

       - Class A Shares:    Sold with an initial sales charge of up to 3%
                            of the offering price.

       - Class B Shares:    Sold without an initial sales charge but  are
                            subject to a contingent deferred sales charge
                            or CDSC (declining from 5% to zero of the lower
                            of   the  amount  invested  or  the  redemption
                            proceeds) which  will  be  imposed  on  certain
                            redemptions  made within six years of purchase.
                            Although Class B shares  are subject to  higher
                            ongoing   distribution-related   expenses  than
                            Class   A   shares,   Class   B   shares   will
                            automatically  convert to Class A shares (which
                            are subject to lower ongoing
                            distribution-related  expenses)   approximately
                            seven years after purchase.

       - Class C Shares:    Sold without an initial sales charge and, for
                            one  year after purchase, are subject to a 1%
                            CDSC on redemptions. Like Class B shares, Class
                            C  shares   are  subject   to  higher   ongoing
                            distribution-related   expenses  than  Class  A
                            shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                                 (OHIO SERIES)

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES+             CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                            -------------------  -------------------  -------------------
    Maximum    Sales   Load   Imposed   on
     Purchases   (as   a   percentage   of
     offering price)......................          3%                  None                 None
    Maximum  Deferred  Sales  Load  (as  a
     percentage of original purchase price
     or redemption proceeds, whichever  is
     lower)...............................         None          5% during the first  1% on redemptions
                                                                 year, decreasing by  made within one
                                                                 1% annually to 1%    year of purchase
                                                                 in the fifth and
                                                                 sixth years and 0%
                                                                 the seventh year*
    Maximum    Sales   Load   Imposed   on
     Reinvested Dividends.................         None                 None                 None
    Redemption Fees.......................         None                 None                 None
    Exchange Fee..........................         None                 None                 None



ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                            --------------  --------------  --------------
    Management Fees (Before Waiver).......        .50%            .50%            .50%
    12b-1 Fees (After Reduction)..........        .10++           .50             .75++
    Other Expenses........................        .25             .25             .25
                                                 ----            ----           -----
    Total Fund Operating Expenses  (Before
     Waiver and After Reduction)..........        .85%           1.25%           1.50%
                                                 ----            ----           -----
                                                 ----            ----           -----



                                                                               1        3        5        10
EXAMPLE                                                                       YEAR    YEARS    YEARS    YEARS
                                                                             ------  -------  -------  --------
You would pay the following expenses on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption at the end of each time period:
    Class A................................................................  $  38   $   56   $   76   $   132
    Class B................................................................  $  63   $   70   $   79   $   135
    Class C................................................................  $  25   $   47   $   82   $   179
You would pay the following expenses on the same investment, assuming no redemption:
    Class A................................................................  $  38   $   56   $   76   $   132
    Class B................................................................  $  13   $   40   $   69   $   135
    Class C................................................................  $  15   $   47   $   82   $   179



  The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


  The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
  -----------------
    *Class   B  shares   will  automatically   convert  to   Class  A  shares
     approximately   seven   years    after   purchase.   See    "Shareholder
     Guide--Conversion Feature--Class B Shares."

   **Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and .80%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.20%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.45%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."


    +Pursuant to rules  of the  National Association  of Securities  Dealers,
     Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."


   ++Although  the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.05% and 1.75%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

--------------------------------------------------------------------------------

    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."



                                                                                 CLASS A
                                                -------------------------------------------------------------------------
                                                                                                             JANUARY 22,
                                                                                                               1990(a)
                                                                   YEAR ENDED AUGUST 31,                       THROUGH
                                                -----------------------------------------------------------   AUGUST 31,
                                                  1996          1995         1994     1993    1992    1991       1990
                                                --------      --------      ------   ------  ------  ------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  11.92      $  11.72      $12.38   $11.69  $11.17  $10.71    $10.85
                                                --------      --------      ------   ------  ------  ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.........................       .63(b)        .65(b)      .66      .69     .70     .70       .47
Net realized and unrealized gain (loss) on
 investment transactions......................      (.15)          .20        (.66)     .69     .52     .46      (.14)
                                                --------      --------      ------   ------  ------  ------    ------
    Total from investment operations..........       .48           .85        --       1.38    1.22    1.16       .33
                                                --------      --------      ------   ------  ------  ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income..........      (.63)         (.65)       (.66)    (.69)   (.70)   (.70)     (.47)
Distributions from net realized gains.........      (.07)           --          --       --      --      --        --
                                                --------      --------      ------   ------  ------  ------    ------
    Total distributions.......................      (.70)         (.65)       (.66)    (.69)   (.70)   (.70)     (.47)
                                                --------      --------      ------   ------  ------  ------    ------
Net asset value, end of period................  $  11.70      $  11.92      $11.72   $12.38  $11.69  $11.17    $10.71
                                                --------      --------      ------   ------  ------  ------    ------
                                                --------      --------      ------   ------  ------  ------    ------
TOTAL RETURN(d):..............................      4.02%         7.59%      (0.01)%  12.12%  11.26%  11.06%     2.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $ 49,851      $ 51,132      $4,749   $4,647  $2,095    $923      $462
Average net assets (000)......................  $ 51,205      $ 29,904      $4,733   $2,904  $1,289    $615      $289
Ratios to average net assets:
  Expenses, including distribution fee........       .80%(b)       .83%(b)     .84%     .84%    .81%    .93%      .96%(c)
  Expenses, excluding distribution fee........       .70%(b)       .73%(b)     .74%     .74%    .71%    .83%      .86%(c)
  Net investment income.......................      5.27%(b)      5.50%(b)    5.45%    5.73%   6.34%   6.34%     6.51%(c)
Portfolio turnover rate.......................        35%           38%         20%      28%     37%     37%       24%


  ----------------

   (a) Commencement of offering of Class A shares.


   (b) Net of fee waiver.


   (c) Annualized.


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

--------------------------------------------------------------------------------

  The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."



                                                                        CLASS B
                         ------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,
                         ------------------------------------------------------------------------------------------------------
                          1996        1995         1994       1993       1992      1991     1990    1989(c)     1988     1987
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year.....  $ 11.93     $ 11.73     $  12.38   $   11.70  $   11.18  $ 10.71  $ 10.85  $ 10.53   $  10.89   $11.70
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment
 income................      .58(a)      .60(a)       .61         .65        .65      .65      .66      .67        .71      .74(b)
Net realized and
 unrealized gain (loss)
 on investment
 transactions..........     (.15)        .20         (.65)        .68        .52      .47     (.14)     .32       (.36)    (.66)
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
    Total from
     investment
     operations........      .43         .80         (.04)       1.33       1.17     1.12      .52      .99        .35      .08
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
LESS DISTRIBUTIONS
Dividends from net
 investment income.....     (.58)       (.60)        (.61)       (.65)      (.65)    (.65)    (.66)    (.67)      (.71)    (.74)
Distributions from net
 realized gains........     (.07)         --           --          --         --       --       --       --         --     (.15)
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
    Total
     distributions.....     (.65)       (.60)        (.61)       (.65)      (.65)    (.65)    (.66)    (.67)      (.71)    (.89)
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
Net asset value, end of
 year..................  $ 11.71     $ 11.93     $  11.73      $12.38     $11.70   $11.18   $10.71   $10.85     $10.53   $10.89
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
                         -------     -------     --------   ---------  ---------  -------  -------  --------  --------  -------
TOTAL RETURN(d):.......     3.61%       7.16%       (0.33)%     11.58%     10.79%   10.74%    4.87%    9.68%      3.52%    0.64%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of year
 (000).................  $50,998     $62,805     $118,270    $121,937   $102,199  $92,572  $89,183  $87,426    $73,972  $75,833
Average net assets
 (000).................  $57,909     $85,410     $121,365    $110,053    $96,178  $90,437  $89,302  $81,613    $72,333  $69,995
Ratios to average net
 assets:
  Expenses, including
   distribution fee....     1.20%(a)    1.22%(a)     1.24%       1.24%      1.21%    1.33%    1.32%    1.32%      1.24%    1.15%(b)
  Expenses, excluding
   distribution fee....      .70%(a)     .72%(a)      .74%        .74%       .71%     .83%     .84%     .84%       .75%     .66%(b)
  Net investment
   income..............     4.87%(a)    5.27%(a)     5.05%       5.33%      5.73%    5.94%    6.08%    6.17%      6.79%    6.43%(b)
Portfolio turnover
 rate..................       35%         38%          20%         28%        37%      37%      24%      41%       127%     120%


  ----------------

   (a) Net of fee waiver.


   (b) Net of expense subsidy.


   (c) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                              CLASS C
                                                  --------------------------------
                                                                        AUGUST 1,
                                                  YEAR ENDED AUGUST      1994(a)
                                                         31,             THROUGH
                                                  -----------------     AUGUST 31,
                                                   1996       1995         1994
                                                  ------     ------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $11.93     $11.73       $11.75
                                                  ------     ------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income........................        .55(b)     .57(b)       .05
Net realized and unrealized gain (loss) on
 investment transactions.....................       (.15)       .20         (.02)
                                                  ------     ------     ----------
    Total from investment operations.........        .40        .77          .03
                                                  ------     ------     ----------
LESS DISTRIBUTIONS
Dividends from net investment income.........       (.55)      (.57)        (.05)
Distributions from net realized gains........       (.07)        --           --
                                                  ------     ------     ----------
    Total distributions......................       (.62)      (.57)        (.05)
                                                  ------     ------     ----------
Net asset value, end of period...............     $11.71     $11.93       $11.73
                                                  ------     ------     ----------
                                                  ------     ------     ----------
TOTAL RETURN(d):.............................       3.36%      6.89%        0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............     $   44     $  126           $5
Average net assets (000).....................     $   97     $   61           $2
Ratios to average net assets:
  Expenses, including distribution fee.......       1.45%(b)   1.49%(b)     2.28%(c)
  Expenses, excluding distribution fee.......        .70%(b)    .74%(b)     1.53%(c)
  Net investment income......................       4.62%(b)   4.76%(b)     4.73%(c)

Portfolio turnover rate......................         35%        38%          20%


  ----------------

   (a) Commencement of offering of Class C shares.


   (b) Net of fee waiver.


   (c) Annualized.


   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE OHIO SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN OHIO STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM OHIO STATE AND FEDERAL INCOME TAXES (OHIO OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Ohio law, dividends paid by the Series are exempt from Ohio personal income tax and municipal and school district income taxes in Ohio for resident individuals to the extent they are properly attributable to interest payments on Ohio Obligations. Ohio Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL OHIO OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Ohio Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Ohio Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Ohio Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN OHIO OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Ohio State and federal income taxes or the Series will have at least 80% of its total assets invested in Ohio Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Ohio Obligations or may invest its assets so that more than 20% of the income is subject to Ohio State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON OHIO OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Ohio Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.


  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (i) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (ii) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.


  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM OHIO OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF OHIO OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Ohio has encountered financial difficulties over some prior years. While Ohio has faced revenue shortfalls, the State has acted promptly in addressing budgetary shortfalls with spending reductions and by tax adjustments. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund (GRF) ending balance of $928 million, of which $535.2 million was transferred into the State's Budget Stabilization Fund (BSF), a cash and budgetary management fund (which had an October 7, 1996 balance of over $828 million). In accordance with the GRF appropriations act for the 1995-96 biennium passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor, the significant June 30, 1995 GRF balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to other funds, including the BSF, school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. All necessary GRF appropriations for State debt service and lease rental payments then projected for the 1995-96 biennium were included in that appropriations act. Fiscal year 1996 proved to be another year of positive results for the GRF, with a year-end Fund balance of $781 million. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .80%, 1.20% and 1.45% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as a limited liability company. It is the successor to Prudential

Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current  portfolio  manager of  the  Series  is Christian  Smith,  a  Vice
President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. Mr. Smith has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc.,

Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Ohio law, dividends paid by the Series are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio to the extent such dividends are properly attributable to interest payments on Ohio Obligations, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions, or similar obligations of other states or their subdivisions. Subject to the same regulated investment company and 50% requirements, such dividends are also excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are either excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS

THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL

A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).



                                                       ANNUAL 12b-1 FEES
                                                   (AS A % OF AVERAGE DAILY
                       SALES CHARGE                       NET ASSETS)                    OTHER INFORMATION
         ----------------------------------------  -------------------------  ----------------------------------------
CLASS A  Maximum initial sales charge of 3% of     .30 of 1% (currently       Initial sales charge waived or reduced
         the public offering price                 being charged at a rate    for certain purchases
                                                   of .10 of 1%)
CLASS B  Maximum contingent deferred sales charge  .50 of 1%                  Shares convert to Class A shares
         or CDSC of 5% of the lesser of the                                   approximately seven years after purchase
         amount invested or the redemption
         proceeds; declines to zero after six
         years
CLASS C  Maximum CDSC of 1% of the lesser of the   1% (currently being        Shares do not convert to another class
         amount invested or the redemption         charged at a rate of
         proceeds on redemptions made within one   .75 of 1%)
         year of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
     AMOUNT OF PURCHASE        OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
----------------------------  -----------------  -----------------  -------------------
Less than $99,999                     3.00%              3.09%               3.00%
$100,000 to $249,999                  2.50               2.56                2.50
$250,000 to $499,999                  1.50               1.52                1.50
$500,000 to $999,999                  1.00               1.01                1.00
$1,000,000 and above                None               None                None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

    OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS

SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares" If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed-- Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                CONTINGENT DEFERRED
                                                                       SALES
                                                              CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                           OF DOLLARS INVESTED OR
PAYMENT MADE                                                    REDEMPTION PROCEEDS
------------------------------------------------------------  -----------------------
First.......................................................              5.0%
Second......................................................              4.0%
Third.......................................................              3.0%
Fourth......................................................              2.0%
Fifth.......................................................              1.0%
Sixth.......................................................              1.0%
Seventh.....................................................                None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased to $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.
Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distribtutions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.



  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling
(800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

--------------------------------------
TAXABLE BOND FUNDS
--------------------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
The BlackRock Government Income Trust

--------------------------------------
TAX-EXEMPT BOND FUNDS
--------------------------------------
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
--------------------------------------
GLOBAL FUNDS
--------------------------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.


--------------------------------------
EQUITY FUNDS
--------------------------------------

Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
  Prudential Active Balanced Fund
  Prudential Stock Index Fund
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

--------------------------------------
MONEY MARKET FUNDS
--------------------------------------


-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.



-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series


-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
HOW THE FUND INVESTS...........................    8
  Investment Objective and Policies............    8
  Other Investments and Policies...............   12
  Investment Restrictions......................   13
HOW THE FUND IS MANAGED........................   13
  Manager......................................   13
  Distributor..................................   14
  Portfolio Transactions.......................   16
  Custodian and Transfer and Dividend
   Disbursing Agent............................   16
HOW THE FUND VALUES ITS SHARES.................   17
HOW THE FUND CALCULATES PERFORMANCE............   17
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   18
GENERAL INFORMATION............................   20
  Description of Shares........................   20
  Additional Information.......................   21
SHAREHOLDER GUIDE..............................   21
  How to Buy Shares of the Fund................   21
  Alternative Purchase Plan....................   22
  How to Sell Your Shares......................   24
  Conversion Feature--Class B Shares...........   27
  How to Exchange Your Shares..................   28
  Shareholder Services.........................   29
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1


------------------------------------------------

MF 123A                                       44404FM
                                   Class A: 74435M-83-8
                       CUSIP Nos.: Class B: 74435M-84-6
                                   Class C: 74435M-49-9


                                   PROSPECTUS
                                NOVEMBER 1, 1996


PRUDENTIAL
MUNICIPAL
SERIES FUND

OHIO SERIES
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(PENNSYLVANIA SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1996


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Pennsylvania Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Pennsylvania personal income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of Moody's Investors Service, Standard & Poor's Ratings Group or another nationally recognized statistical rating organization or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Pennsylvania Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS

--------------------------------------------------------------------------------

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Pennsylvania Series is offered through this Prospectus.

  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Pennsylvania municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Commonwealth of Pennsylvania personal income tax and federal income tax (Pennsylvania Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Pennsylvania Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Pennsylvania Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.


  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1996, PMF served as manager or administrator to 60 investment companies, including 38 mutual funds, with aggregate assets of approximately $52 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class A, Class B and Class C shares and is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .10 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B shares at the annual rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee with respect to Class C shares which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

        -Class A Shares:    Sold with an initial sales charge of up to 3%
                            of the offering price.

        -Class B Shares:    Sold  without an initial sales charge but are
                            subject to a contingent deferred sales charge
                            or CDSC  (declining from  5% to  zero of  the
                            lower   of   the  amount   invested   or  the
                            redemption proceeds) which will be imposed on
                            certain redemptions made within six years  of
                            purchase. Although Class B shares are subject
                            to    higher   ongoing   distribution-related
                            expenses than Class A shares, Class B  shares
                            will  automatically convert to Class A shares
                            (which   are   subject   to   lower   ongoing
                            distribution-related expenses) approximately seven years after purchase.

        -Class C Shares:    Sold without an initial sales charge and, for
                            one year after purchase, are subject to a  1%
                            CDSC  on  redemptions. Like  Class  B shares,
                            Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

--------------------------------------------------------------------------------

                                 FUND EXPENSES
                             (PENNSYLVANIA SERIES)

--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES+                   CLASS A SHARES     CLASS B SHARES        CLASS C SHARES
                                                    --------------  --------------------  --------------------
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)................        3%                None                  None
    Maximum Deferred Sales Load (as a percentage
     of original purchase price or redemption
     proceeds, whichever is lower)................       None       5% during the  first  1%   on  redemptions
                                                                    year, decreasing  by  made within one year
                                                                    1% annually to 1% in  of purchase
                                                                    the  fifth and sixth
                                                                    years  and  0%   the
                                                                    seventh year*
    Maximum Sales Load Imposed on Reinvested
     Dividends....................................       None               None                  None
    Redemption Fees...............................       None               None                  None
    Exchange Fee..................................       None               None                  None

ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)             CLASS A SHARES     CLASS B SHARES        CLASS C SHARES
                                                    --------------  --------------------  --------------------
    Management Fees (Before Waiver)...............      .50%                .50%               .50%
    12b-1 Fees (After Reduction)..................      .10++               .50                .75++
    Other Expenses................................      .20%                .20%               .20%
                                                        ----                ---                ---
    Total Fund Operating Expenses (Before Waiver
     and After Reduction).........................      .80%               1.20%              1.45%
                                                        ----                ---                ---
                                                        ----                ---                ---



EXAMPLE                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
    Class A........................................    $38       $55       $73       $126
    Class B........................................    $62       $68       $76       $129
    Class C........................................    $25       $46       $79       $174
You would pay the following expenses on the same
 investment, assuming no redemption:
    Class A........................................    $38       $55       $73       $126
    Class B........................................    $12       $38       $66       $129
    Class C........................................    $15       $46       $79       $174



   The above examples are based on restated data for the Series' fiscal year ended August 31, 1996. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
   ---------------------
    * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

   ** Based on expenses incurred during the fiscal year ended August 31, 1996, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and .75%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.15%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.40%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."

    + Pursuant  to rules of  the National Association  of Securities Dealers,
      Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed-- Distributor."

   ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1997. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.00% and 1.70%, respectively. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class A Shares)

--------------------------------------------------------------------------------


    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."



                                                                 CLASS A
                           -----------------------------------------------------------------------------------
                                                                                                      JANUARY
                                                                                                        22,
                                                                                                      1990 (a)
                                                                                                      THROUGH
                                                   YEAR ENDED AUGUST 31,                               AUGUST
                           ---------------------------------------------------------------------        31,
                             1996          1995          1994       1993       1992       1991          1990
                           --------      --------      --------   --------   --------   --------      --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.55      $  10.42      $  11.21   $  10.55   $   9.96   $   9.60      $  9.83
                           --------      --------      --------   --------   --------   --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....       .59(c)        .60(c)        .59        .62        .62        .62(c)       .38(c)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............      (.06)          .13          (.68)       .70        .59        .39         (.23)
                           --------      --------      --------   --------   --------   --------      --------
    Total from investment
     operations..........       .53           .73          (.09)      1.32       1.21       1.01          .15
                           --------      --------      --------   --------   --------   --------      --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......      (.59)         (.60)         (.59)      (.62)      (.62)      (.62)        (.38)
Distributions from net
 realized gains..........        --            --          (.11)      (.04)        --       (.03)          --
                           --------      --------      --------   --------   --------   --------      --------
    Total
     distributions.......      (.59)         (.60)         (.70)      (.66)      (.62)      (.65)        (.38)
                           --------      --------      --------   --------   --------   --------      --------
Net asset value, end of
 period..................  $  10.49      $  10.55      $  10.42   $  11.21   $  10.55   $   9.96      $  9.60
                           --------      --------      --------   --------   --------   --------      --------
                           --------      --------      --------   --------   --------   --------      --------
TOTAL RETURN (d):........      5.08%         7.35%         (.82)%    12.86%     12.44%     10.82%        1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $ 69,659      $ 50,696      $ 10,651   $  9,342   $  5,908   $  3,521      $ 1,823
Average net assets
 (000)...................  $ 59,995      $ 30,092      $ 10,315   $  7,354   $  4,439   $  2,366      $   977
Ratios to average net
 assets:
  Expenses, including
   distribution fee......       .75%(c)       .80%(c)       .75%       .78%       .81%       .83%(c)      .78%(b)(c)
  Expenses, excluding
   distribution fee......       .65%(c)       .70%(c)       .65%       .68%       .71%       .74%(c)      .68%(b)(c)
  Net investment
   income................      5.56%(c)      5.76%(c)      5.52%      5.69%      5.99%      6.32%(c)     6.51%(b)(c)
Portfolio turnover
 rate....................        26%           19%           22%        13%        25%        62%          37%


   ---------------------
   (a) Commencement of offering of Class A shares.

   (b) Annualized.

   (c) Net of expense subsidy/management fee waiver.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class B Shares)

--------------------------------------------------------------------------------

    The following financial highlights, with respect to the five-year period ended August 31, 1996, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."


                                                                           CLASS B
                              -------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED AUGUST 31,
                              -------------------------------------------------------------------------------------------------
                                1996           1995          1994        1993      1992      1991          1990        1989 (b)
                              ---------      --------      --------    --------  --------  --------      --------      --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....     $   10.55      $  10.42      $  11.21    $  10.54  $   9.96  $   9.60      $   9.81      $   9.47
                              ---------      --------      --------    --------  --------  --------      --------      --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....           .55(a)        .56(a)        .55         .57       .58       .58(a)        .61(a)        .65(a)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............          (.06)          .13          (.68)        .71       .58       .39          (.21)          .34
                              ---------      --------      --------    --------  --------  --------      --------      --------
    Total from investment
     operations..........           .49           .69          (.13)       1.28      1.16       .97           .40           .99
                              ---------      --------      --------    --------  --------  --------      --------      --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......          (.55)         (.56)         (.55)       (.57)     (.58)     (.58)         (.61)         (.65)
Distributions from net
 realized gains..........            --            --          (.11)       (.04)       --      (.03)           --            --
                              ---------      --------      --------    --------  --------  --------      --------      --------
    Total
     distributions.......          (.55)         (.56)         (.66)       (.61)     (.58)     (.61)         (.61)         (.65)
                              ---------      --------      --------    --------  --------  --------      --------      --------
Net asset value, end of
 period..................     $   10.49      $  10.55      $  10.42    $  11.21  $  10.54  $   9.96      $   9.60      $   9.81
                              ---------      --------      --------    --------  --------  --------      --------      --------
                              ---------      --------      --------    --------  --------  --------      --------      --------
TOTAL RETURN (c):........          4.66%         6.92%        (1.22)%     12.54%    11.92%    10.39%         4.08%        10.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................     $ 167,809      $202,633      $257,732    $263,752  $206,028  $170,162      $150,824      $118,280
Average net assets
 (000)...................     $ 189,902      $223,082      $266,594    $229,955  $186,113  $146,591      $141,183      $ 86,496
Ratios to average net
 assets:
  Expenses, including
   distribution fee......          1.15%(a)      1.17%(a)      1.15%       1.18%     1.21%     1.23%(a)      1.02%(a)       .77%(a)
  Expenses, excluding
   distribution fee......           .65%(a)       .67%(a)       .65%        .68%      .71%      .74%(a)       .53%(a)       .29%(a)
  Net investment
   income................          5.16%(a)      5.44%(a)      5.11%       5.29%     5.59%     5.94%(a)      6.05%(a)      6.27%(a)
Portfolio turnover
 rate....................            26%           19%           22%         13%       25%       62%           37%           11%


                                              APRIL 3,
                                              1987(d)
                                              THROUGH
                                             AUGUST 31,
                                1988            1987
                              ---------      ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....     $    9.73      $  10.00
                              ---------      ----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....           .67(a)        .26(a)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............          (.26)         (.27)
                              ---------      ----------
    Total from investment
     operations..........           .41          (.01)
                              ---------      ----------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......          (.67)         (.26)
Distributions from net
 realized gains..........            --            --
                              ---------      ----------
    Total
     distributions.......          (.67)         (.26)
                              ---------      ----------
Net asset value, end of
 period..................     $    9.47      $   9.73
                              ---------      ----------
                              ---------      ----------
TOTAL RETURN (c):........          4.53%        (0.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................     $  52,503      $ 16,340
Average net assets
 (000)...................     $  35,700      $  4,403
Ratios to average net
 assets:
  Expenses, including
   distribution fee......           .53%(a)         0%(a)(e)
  Expenses, excluding
   distribution fee......           .06%(a)         0%(a)(e)
  Net investment
   income................          6.66%(a)      5.54%(a)(e)
Portfolio turnover
 rate....................           137%           42%


   ---------------------
   (a) Net of expense subsidy/management fee waiver.

   (b) On  December  31,  1988,  Prudential  Mutual  Fund  Management,   Inc.
       succeeded The Prudential Insurance Company of America as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d) Commencement of offering of Class B shares.

   (e) Annualized.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class C Shares)

--------------------------------------------------------------------------------

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           CLASS C
                                          -----------------------------------------
                                                                         AUGUST 1,
                                                                         1994 (a)
                                           YEAR ENDED AUGUST 31,          THROUGH
                                          ------------------------      AUGUST 31,
                                            1996           1995            1994
                                          ---------      ---------      -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $10.55         $10.42          $10.44
                                          ---------      ---------      -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income...................       .52(d)         .53(d)          .04
Net realized and unrealized gain (loss)
 on investment transactions.............      (.06)           .13            (.02)
                                          ---------      ---------      -----------
    Total from investment operations....       .46            .66             .02
                                          ---------      ---------      -----------
LESS DISTRIBUTIONS
Dividends from net investment income....      (.52)          (.53)           (.04)
Distributions from net realized gains...        --             --              --
                                          ---------      ---------      -----------
    Total distributions.................      (.52)          (.53)           (.04)
                                          ---------      ---------      -----------
Net asset value, end of period..........    $10.49         $10.55          $10.42
                                          ---------      ---------      -----------
                                          ---------      ---------      -----------
TOTAL RETURN (c):.......................      4.41%          6.65%            .14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $  829         $  336          $   90
Average net assets (000)................    $  704         $  223          $    1
Ratios to average net assets:
  Expenses, including distribution
   fee..................................      1.40%(d)       1.44%(d)        2.00%(b)
  Expenses, excluding distribution
   fee..................................       .65%(d)        .69%(d)        1.25%(b)
  Net investment income.................      4.91%(d)       5.14%(d)        8.51%(b)
Portfolio turnover rate.................        26%            19%             22%


   ---------------------
   (a) Commencement of offering of Class C shares.
   (b) Annualized.
   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
   (d) Net of management fee waiver.

--------------------------------------------------------------------------------

                              HOW THE FUND INVESTS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE PENNSYLVANIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN PENNSYLVANIA, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS OR GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX (PENNSYLVANIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania personal income tax for resident individuals to the extent they are derived from interest payments on Pennsylvania Obligations. Pennsylvania Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds, the interest on which is exempt, in the opinion of bond counsel to the issuer, from Pennsylvania personal income taxes. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL PENNSYLVANIA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Pennsylvania Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and Prime-1 for commercial paper), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or another nationally recognized statistical rating organization (NRSRO) or if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Pennsylvania Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Pennsylvania Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.


  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN PENNSYLVANIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will have at least 80% of its total assets invested in Pennsylvania Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position or when there is a scarcity of bonds exempt from Pennsylvania tax, the Series may invest more than 20% of the value of its assets in debt securities other than Pennsylvania Obligations or may invest its assets so that more than 20% of the income is subject to Pennsylvania or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S.
Government   securities   for   purposes  of   the   Investment   Company  Act's
diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.



  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to its commitments for when-issued or delayed delivery securities.


  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON PENNSYLVANIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Pennsylvania Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM PENNSYLVANIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF PENNSYLVANIA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN THESE ISSUERS TO THIS DEGREE. The Commonwealth of Pennsylvania has not been immune to the problems of the Northeast as the national recession of the early 1990s reduced tax revenue growth contributing to budget shortfalls and reduced cash balances. For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1 percent average annual rate while total expenditures and other uses grew by 7.4 percent annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of
3.3 percent, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.



  Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year. For the period fiscal 1992 through fiscal 1995, public health and welfare costs increased by an average annual rate of 3.5 percent, well below the 5.2 percent average for total expenditures and other uses during the same period. The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1996. If either Pennsylvania or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS


  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING


  The Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Series may pledge up to 33 1/3% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.


  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), privately placed commercial paper and municipal lease obligations that have a readily available market are not considered illiquid for the purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Illiquid Securities" and "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                            HOW THE FUND IS MANAGED

--------------------------------------------------------------------------------
  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1996, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .75%, 1.15% and 1.40% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. PMF is organized in New York as limited liability company. It is the successor to

Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. For the fiscal year ended August 31, 1996, the Series paid PMF a management fee of .45 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1996, PMF served as the manager to 37 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $52 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Peter J. Allegrini, a Managing Director of Prudential Investments. Mr. Allegrini has responsibility for the day-to-day management of the portfolio. Mr. Allegrini has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since July 1994. From 1982 to 1986, he was employed by Fidelity Investments as a senior bond analyst and from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund. Mr. Allegrini also serves as the portfolio manager of Prudential Municipal Bond Fund, High Yield Series.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.


  FEE WAIVERS

  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."

DISTRIBUTOR


  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. It is an indirect, wholly-owned subsidiary of Prudential. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc.
(PMFD), One Seaport Plaza, New York, New York 10292, acted as distributor of the Class A shares of the Series.



  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending August 31, 1997.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1997. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See
"Shareholder  Guide--How  to  Sell  Your  Shares--  Contingent  Deferred   Sales
Charges."



  For the fiscal year ended August 31, 1996, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



  Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

--------------------------------------------------------------------------------

                         HOW THE FUND VALUES ITS SHARES

--------------------------------------------------------------------------------
  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------

                      HOW THE FUND CALCULATES PERFORMANCE

--------------------------------------------------------------------------------
  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See

"Performance Information" in the Statement of Additional Information. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.



  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service. Shareholders should consult their own tax advisers regarding the taxability of such conversions and exchanges for State and local tax purposes.


  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.


  Corporate shareholders in the Series also will have to take into account the adjustment for current earnings for alternative minimum tax purposes. Corporate shareholders should consult with their tax advisers with respect to this potential adjustment.


  Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania income tax for individuals who are subject to Pennsylvania personal income tax to the extent such dividends are derived from interest payments on Pennsylvania Obligations.

  Dividends paid by the Series are also exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such dividends are derived from interest payments on Pennsylvania Obligations or to the extent such dividends are designated as capital gain dividends for federal income tax purposes.

  Shares of the Series will be exempt from Pennsylvania county personal property taxes to the extent the Series' portfolio securities consist of Pennsylvania Obligations on the annual assessment date.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account

Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.


  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN


  THE SERIES OFFERS THROUGH THIS PROSPECTUS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                      ANNUAL 12b-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% the lesser of the    1% (currently being      Shares do not convert to another class
           amount invested or the redemption       charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS   SALES CHARGE AS    DEALER CONCESSION
                            PERCENTAGE OF     PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE   AMOUNT INVESTED     OFFERING PRICE
-------------------------  ----------------  ----------------  -------------------
Less than $99,999                  3.00%             3.09%               3.00%
$100,000 to $249,999               2.50              2.56                2.50%
$250,000 to $499,999               1.50              1.52                1.50%
$500,000 to $999,999               1.00              1.01                1.00%
$1,000,000 and above                None          None                    None


  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.



  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of benefit plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                     CONTINGENT DEFERRED
                                                                            SALES
                                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                                         REDEMPTION PROCEEDS
------------------------------------------------------------------  ----------------------
First.............................................................            5.0%
Second............................................................            4.0%
Third.............................................................            3.0%
Fourth............................................................            2.0%
Fifth.............................................................            1.0%
Sixth.............................................................            1.0%
Seventh...........................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased on or prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.
Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.



  The Exchange Privilege is not a right and may be suspended, terminated or modified on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.


      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102. In addition, monthly unaudited financial data is available upon request from the Fund.



      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                       THE PRUDENTIAL MUTUAL FUND FAMILY

--------------------------------------------------------------------------------
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

  -----------------------------------------------
  TAXABLE BOND FUNDS
  -----------------------------------------------
  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
    Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
    Income Portfolio
  The BlackRock Government Income Trust
  -----------------------------------------------
  TAX-EXEMPT BOND FUNDS
  -----------------------------------------------
  Prudential California Municipal Fund
    California Series
    California Income Series
  Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
  Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
  Prudential National Municipals Fund, Inc.
  -----------------------------------------------
  GLOBAL FUNDS
  -----------------------------------------------
  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
    Global Series
    International Stock Series
  The Global Government Plus Fund, Inc.
  The Global Total Return Fund, Inc.
  Global Utility Fund, Inc.

  -----------------------------------------------
  EQUITY FUNDS
  -----------------------------------------------

  Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
  Prudential Distressed Securities Fund, Inc.
  Prudential Dryden Fund
    Prudential Active Balanced Fund
    Prudential Stock Index Fund
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income
      Fund
  Prudential Multi-Sector Fund, Inc.
  Prudential Small Companies Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

  -----------------------------------------------
  MONEY MARKET FUNDS
  -----------------------------------------------
  -TAXABLE MONEY MARKET FUNDS
  Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
    Money Market Series
  Prudential MoneyMart Assets, Inc.
  -TAX-FREE MONEY MARKET FUNDS
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
    California Money Market Series
  Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
  -COMMAND FUNDS
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  -INSTITUTIONAL MONEY MARKET FUNDS
  Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
FUND HIGHLIGHTS........................................    2
  Risk Factors and Special Characteristics.............    2
FUND EXPENSES..........................................    4
FINANCIAL HIGHLIGHTS...................................    5
HOW THE FUND INVESTS...................................    8
  Investment Objective and Policies....................    8
  Other Investments and Policies.......................   12
  Investment Restrictions..............................   13
HOW THE FUND IS MANAGED................................   13
  Manager..............................................   13
  Distributor..........................................   14
  Portfolio Transactions...............................   16
  Custodian and Transfer and Dividend Disbursing
   Agent...............................................   16
HOW THE FUND VALUES ITS SHARES.........................   17
HOW THE FUND CALCULATES PERFORMANCE....................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS.....................   18
GENERAL INFORMATION....................................   20
  Description of Shares................................   20
  Additional Information...............................   21
SHAREHOLDER GUIDE......................................   21
  How to Buy Shares of the Fund........................   21
  Alternative Purchase Plan............................   22
  How to Sell Your Shares..............................   24
  Conversion Feature--Class B Shares...................   27
  How to Exchange Your Shares..........................   28
  Shareholder Services.................................   29
THE PRUDENTIAL MUTUAL FUND FAMILY......................  A-1


-------------------------------------------
MF132A                                         4440349
                                   Class A: 74435M-87-9
                        CUSIP Nos.: Class B: 74435M-88-7
                                   Class C: 74435M-48-1


                                    PROSPECTUS
                                NOVEMBER 1, 1996


  PRUDENTIAL

  MUNICIPAL

  SERIES FUND

  PENNSYLVANIA SERIES

--------------------------------------

                                      [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 1996


----------------------------------------------------------------

Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of fourteen series-- the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series, and the money market series, other than the New York Money Market Series. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."


The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 1, 1996, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------

117B

                               TABLE OF CONTENTS


                                                CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                    -------------------------------------------------------------------------
                                    CONNECTICUT                                        MASSACHUSETTS
                                       MONEY            HAWAII                             MONEY
                               PAGE   MARKET    FLORIDA INCOME  MARYLAND MASSACHUSETTS    MARKET     MICHIGAN
                               ---- ----------- ------- ------- -------- ------------- ------------- --------
General Information...........  B-1        15       20      17       20          20            15         20
Investment Objectives and
 Policies.....................  B-1         6        8       8        8           8             6          8
  In General..................  B-1        --       --               --          --            --         --
  Tax-Exempt Securities.......  B-3         6        8       8        8           8             7          8
  Risks of Investing in
   Defaulted Securities.......  B-4        --       --       8       --          --            --         --
  Special Considerations
   Regarding Investments in
   Tax-Exempt Securities......  B-5         9       12      11       12          12             9         12
  Additional Issuers.......... B-14        --       --      --       --          --            --         --
  Floating Rate and Variable
   Rate Securities............ B-16         7        8       8        8           8             7          8
  Put Options................. B-16         8       10       9       10          10             8         10
  Financial Futures Contracts
   and Options Thereon........ B-17        --       11      10       11          11            --         11
  When-Issued and Delayed
   Delivery Securities........ B-19         8       10      10       10          10             8         10
  Portfolio Turnover.......... B-20        --       12      12       13          13            --         13
  Illiquid Securities......... B-20        10       13      12       13          13            10         13
  Repurchase Agreements....... B-21         9       12      12       12          12             9         12
Investment Restrictions....... B-21        10       13      13       13          13            10         13
Trustees and Officers......... B-23        10       13      13       13          13            10         13
Manager....................... B-27        10       13      13       13          13            10         13
Distributor................... B-30        11       14      14       14          14            11         14
Portfolio Transactions and
 Brokerage.................... B-35        12       16      15       16          16            12         16
Purchase and Redemption of
 Fund Shares.................. B-37        16       21      20       21          21            16         21
  Specimen Price Make-Up...... B-37        --       --      --       --          --            --         --
  Reduction and Waiver of
   Initial Sales
   Charges--Class A Shares.... B-37        --       24      22       23          24            --         23
  Waiver of the Contingent
   Deferred Sales
   Charge--Class B Shares..... B-39        --       27      25       26          27            --         28
  Quantity Discount--Class B
   Shares Purchased Prior to
   August 1, 1994............. B-39        --       --      --       27          27            --         27
Shareholder Investment
 Account...................... B-40        23       30      28       29          29            23         29
  Automatic Reinvestment of
   Dividends and/or
   Distributions.............. B-40        22       29      27       29          29            22         29
  Exchange Privilege.......... B-40        21       29      26       28          28            21         28
  Dollar Cost Averaging....... B-41        --       --               --          --            --         --
  Automatic Savings
   Accumulation Plan (ASAP)... B-42        23       30      27       29          29            22         29
  Systematic Withdrawal
   Plan....................... B-42        23       30      27       29          29            22         29
  How to Redeem Shares of the
   Money Market Series........ B-43        20       --      --       --          --            19         --
  Mutual Fund Programs........ B-44        --       --      --       --          --            --         --
Net Asset Value............... B-44        13       16      16       16          17            13         16
Performance Information....... B-45         6       17      16       17          17             6         17
Distributions and Tax
 Information.................. B-49        13       17      17       17          18            13         17
  Distributions............... B-49        15       19      18       19          19            14         19
  Federal Taxation............ B-50        13       18      17       17          18            13         17
  State Taxation.............. B-53        14       19      18       19          19            14         19
Organization and
 Capitalization............... B-59        15       20      19       20          20            15         20
Custodian, Transfer and
 Dividend Disbursing Agent and
 Independent Accountants...... B-60        12       16      15       16          16            12         16
Description of Tax-Exempt
 Security Ratings............. B-61        --       --     A-1       --          --            --         --
Financial Statements..........              5        5      --        5           5             5          5
Appendix I....................  I-1        --       --      --       --          --            --         --
Appendix II................... II-1        --       --      --       --          --            --         --
Appendix III.................. III-1        --      --      --       --          --            --         --
Appendix IV................... IV-1        --       --      --       --          --            --         --

                                                         CROSS-REFERENCES TO PAGES IN SERIES PROSPECTUSES
                                              -----------------------------------------------------------------------
                                                     NEW JERSEY                   NEW YORK
                                               NEW     MONEY             NEW YORK  MONEY    NORTH
                                         PAGE JERSEY   MARKET   NEW YORK  INCOME   MARKET  CAROLINA OHIO PENNSYLVANIA
                                         ---- ------ ---------- -------- -------- -------- -------- ---- ------------
General Information.....................  B-1    20       14        20       16       14       20    20         19
Investment Objectives and Policies......  B-1     8        6         8        5        6        8     8          8
  In General............................  B-1    --       --        --       --       --       --    --         --
  Tax-Exempt Securities.................  B-3     8        6         8        5        6        8     8          8
  Risks of Investing in Defaulted
   Securities...........................  B-4    --       --        --       --       --       --    --         --
  Special Considerations Regarding
   Investments in Tax-Exempt
   Securities...........................  B-5    12        9        12        9        8       12    12         12
  Additional Issuers.................... B-14    --       --        --       --       --       --    --         --
  Floating Rate and Variable Rate
   Securities........................... B-16     8        7         8        5        7        8     8          8
  Put Options........................... B-16    10        8         9        6        8       10    10         10
  Financial Futures Contracts and
   Options Thereon...................... B-17    11       --        10        8       --       11    11         11
  When-Issued and Delayed Delivery
   Securities........................... B-19    10        8        10        7        8       10    10         10
  Portfolio Turnover.................... B-20    13       --        12       10       --       12    13         13
  Illiquid Securities................... B-20    13       10        12       10        9       13    13         13
  Repurchase Agreements................. B-21    12        9        12        9        9       12    12         12
Investment Restrictions................. B-21    13       10        13       10        9       13    13         13
Trustees and Officers................... B-23    13       10        13       10        9       13    13         13
Manager................................. B-27    13       10        13       11       10       13    13         13
Distributor............................. B-30    14       11        14       11       10       14    14         14
Portfolio Transactions and Brokerage.... B-35    16       12        16       13       11       16    16         16
Purchase and Redemption of Fund
 Shares................................. B-37    21       16        21       17       15       21    21         21
  Specimen Price Make-Up................ B-37    --       --        --       --       --       --    --         --
  Reduction and Waiver of Initial Sales
   Charges--Class A Shares.............. B-37    24       --        24       18       --       23    24         23
  Waiver of the Contingent Deferred
   Sales Charge--Class B Shares......... B-39    27       --        27       --       --       26    27         26
  Quantity Discount--Class B Shares
   Purchased Prior to August 1, 1994.... B-39    27       --        27       --       --       27    27         27
Shareholder Investment Account.......... B-40    30       22        30       21       21       29    30         28
  Automatic Reinvestment of Dividends
   and/or Distributions................. B-40    30       22        30       21       21       29    29         29
  Exchange Privilege.................... B-40    28       21        28       20       20       28    28         28
  Dollar Cost Averaging................. B-41    --       --        --       --       --       --    --         --
  Automatic Savings Accumulation Plan
   (ASAP)............................... B-42    30       22        30       21       21       29    29         29
  Systematic Withdrawal Plan............ B-42    30       22        30       21       21       29    29         29
  How to Redeem Shares of the Money
   Market Series........................ B-43    --       20        --       --       18       --    --         --
  Mutual Fund Programs.................. B-44    --       --        --       --       --       --    --         --
Net Asset Value......................... B-44    17       12        16       13       12       16    17         17
Performance Information................. B-45    17        6        17       13        6       17    17         17
Distributions and Tax Information....... B-49    18       13        17       14       12       17    18         18
  Distributions......................... B-49    19       14        19       15       13       19    19         19
  Federal Taxation...................... B-50    18       13        17       14       12       17    18         18
  State Taxation........................ B-53    19       14        19       15       13       18    19         18
Organization and Capitalization......... B-59    20       14        20       16       14       20    20         20
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants............................ B-60    16       12        16       13       11       16    16         16
Description of Tax-Exempt Security
 Ratings................................ B-61    --       --        --       --       --       --    --         --
Financial Statements....................          5        5         5       --        5        5     5          5
Appendix I..............................  I-1    --       --        --       --       --       --    --         --
Appendix II............................. II-1    --       --        --       --       --       --    --         --
Appendix III............................ III-1    --      --        --       --       --       --    --         --
Appendix IV............................. IV-1    --       --        --       --       --       --    --         --

                              GENERAL INFORMATION

    The Fund was organized on May 18, 1984. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache Municipal Series Fund to Prudential Municipal Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

IN GENERAL

    Prudential Municipal Series Fund (the Fund) is an open-end, management investment company consisting of fourteen separate series: the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of each series, other than the money market series, is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of each money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.

    The investment objective of a series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.


    Each series of the Fund, other than the money market series, will invest in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and Prime-1 for commercial paper, of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper or comparable ratings of another nationally recognized statistical rating organization (NRSRO). The New York Income Series may invest up to 30% of its total assets in New York Obligations rated below Baa by Moody's or below BBB by S&P or comparable ratings of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. In addition, the New York Income Series may invest up to 5% of its total assets in New York Obligations which are in default in the payment of principal or interest. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the heading "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P and other NRSROs represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.


    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments (other than those of the money market series) in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or another NRSRO or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The money market series may also invest in the taxable securities listed above, except that their debt securities, if rated, will be rated within the two highest rating categories by at least two NRSROs assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.


    Each series except for the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S.
Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" in the Prospectuses of the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; obligations of state and local housing finance authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.


    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) except with respect to the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.


TAX-EXEMPT SECURITIES

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    TAX-EXEMPT BONDS. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

RISKS OF INVESTING IN DEFAULTED SECURITIES

    The New York Income Series may invest up to 5% of its total assets in New York Obligations that are in default in the payment of principal or interest. There are a number of risks associated with investments in defaulted securities. These risks include investment in an already troubled issuer, the possible incurrence of costs associated with indemnifying the trustee for pursuing remedies (which amount could equal the principal amount of the securities purchased) and possible legal and consulting fees incurred to pursue remedies.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN TAX-EXEMPT SECURITIES

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.


    In August 1996 legislation reforming the welfare system was passed by Congress. In essence, it eliminated the federal guarantee of welfare benefits and leaves the determination of eligibility to the states. The federal government will provide block grants to the states for their use in the funding of benefits. Although states are not obligated to absorb any of the reductions, they may choose to do so. The consequences of such generosity may be adverse in the event of an economic downturn or a swelling in the ranks of beneficiaries. If a state feels compelled to offset lost benefits, the net effect is merely a shifting of the burden to the state and may affect its rating over time.


  CONNECTICUT

    Connecticut, which experienced very strong economic growth throughout the mid-to-late 1980s, is a wealthy state. During Connecticut's period of strong growth, the State's personal income growth exceeded that of the United States, its per capita income was the highest in the nation, and the rate of unemployment was below the national average. Beginning in 1988, however, these trends began to reverse as the Northeast entered into recession in advance of the rest of the nation. The recession in the Northeast was precipitated largely by major reductions in defense spending and by weaknesses in housing and office construction, banking, and the insurance industry. As a result, personal income growth has slowed considerably and unemployment has risen significantly, although remaining somewhat below the national average.


    Connecticut's economic difficulties resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which are being repaid over a five-year period. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992 through 1995. A portion of such surplus was used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991. As of August 9, 1996, only $236,000 of principal remains outstanding on the Economic Recovery Notes.


    In June 1992, the Manufacturing Recovery Act of 1992, which is directed primarily toward providing incentives to manufacturers, was enacted in Connecticut. The legislation provides credits for establishing new manufacturing and increasing new employee training. In addition, property tax exemption and sales tax exemptions were expanded for purchases of certain manufacturing machinery and production materials.


    The adopted budget for fiscal 1996-97 anticipates General Fund revenues of $9,158 million and General Fund expenditures of $9,157.8 million, resulting in a projected surplus of $0.2 million. The State Comptroller's General Fund financial statements released August 1, 1996, however, estimate an operating surplus for fiscal year 1996 of $224.8 million.



    The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted in 1995, pursuant to which the tax rate on the first $4,500 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1996. For income years commencing on or after January 1, 1997, the application of the 3% rate is further expanded to the first $9,000 of taxable income for joint filers. In addition, a new personal income tax credit, limited to no more than $100 per filer, has been added for the income years commencing on or after January 1, 1995. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the rate of 11.25% in 1995 to 7.5% by January 1, 2000 and to phase out corporate level tax on S corporations by the year 2001.

    The adopted budget also reflects significant reductions in expenditures from current service levels. Some of these changes, which are expected to result in significant long-term savings to the State, including restructuring the General Assistance program to limit benefits, reform of the Aid to Families with Dependent Children program to place time limits on benefits, reduction of long-term care costs by creating a system of capitated rates, merging of mental health and substance abuse services, consolidating the State's mental health hospitals and moving the State toward a 40 hour work week for State employees.

  FLORIDA


    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1995, Florida ranked fourth in the nation, with an estimated population of 14.1 million. The service sector is Florida's largest employment sector, currently accounting for 87% of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Since 1986, the job creation rate for the State is almost twice the nation's rate; however, in recent years, Florida's unemployment rate has tracked above the national average. The average rate of unemployment for Florida since 1986 is 6.2%, while the national average is also 6.2%.


    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The Central and northern portions of the State are effected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the Central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.


    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $15,311.3 million for 1995-1996, an increase of 3.3% over revenues for 1994-1995. Estimated Revenue of $14,538.8 million for fiscal 1995-1996 represents an increase of 6.5% over 1994-1995.



    At the November 1994 general election, voters approved an amendment to the State Constitution that limits the amount of taxes, fees, licenses and charges imposed by the Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the previous 5 years times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the Legislature. The limit is effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the Budget Stabilization Fund. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State bonds.


    Many factors, including national, economic, social and environmental policies and conditions, most which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.

  HAWAII

    Hawaii's separation from the mainland and dependence upon tourism make it unique among the states. Tourism dominates Hawaii's economy, with six out of ten jobs in the economy related to tourism. Other major sectors of the Hawaiian economy include construction, retail trade, agriculture, and military operations, all of which have been adversely affected by recent recessions in the United States (particularly California) and Japan, and cutbacks in military spending. Hawaii's economy experienced strong growth during that late 1980s, but since 1990 the rate of growth has slowed considerably, marked by a decrease in Japanese investment and construction and increased foreign competition in the production of pineapples and sugar.

    Over the years, financial operations in the State have been sound, with consistently favorable budget performance. Surpluses in excess of 5% of revenues have regularly triggered constitutionally provided tax credits, even during fiscal years 1992 and 1993 when revenue growth had slowed due to the recession. The 1995-97 biennium budget submitted by the prior administration in December 1994, has undergone substantial adjustments and the new administration has made extensive labor reductions. Despite these reductions, however, the available General Fund balance is expected to decline from $290.9 million at the end of fiscal 1994 to $53.9 million at the end of fiscal 1996.

    Hawaii's economy remains vulnerable to the lingering recessions of both California and Japan and the State government cutbacks may also adversely affect economic growth. Reported improvement in the tourism industry has not yet been reflected in State revenues, and has lagged early estimates. Employment has continued to decline, with job growth the slowest of all fifty states in 1994. These factors, combined with the decline in construction, suggest that continued stagnation in the near future is probable for Hawaii's economy.

  MARYLAND

    Maryland, one of the wealthiest states in the nation, experienced rapid growth during the 1980s. Maryland's total personal income and per capita income outperformed the national averages until 1990. The economy is well diversified, with services, trade, and government, accounting for a large percentage of total employment. Due to Maryland's proximity to Washington, D.C., government employment plays an important role in the economy. Government employment has served to insulate the regional economy from more volatile economic swings, making the Maryland unemployment rate historically below the national average. For the same reason, Maryland employment may be more affected by federal layoffs or budget reductions than employment in other states.

    Maryland has generally been among the most heavily indebted of the states, although its position was more moderate with the inclusion of local debt, reflecting in part the State's assumption of school construction costs several years ago. The State, concerned over its debt levels, followed the recommendation of a debt affordability committee and restrained its borrowing. Resources have also expanded and ratios have stabilized. Capital borrowing plans are reasonable and designed not to increase debt levels substantially.


    During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. Estimates for 1996 General Fund revenues were revised downward by $148 million, compared to projections made in the enacted budget; nevertheless, the State closed fiscal year 1996 with a General Fund balance on a budgetary basis of $13.1 million and $493.2 million in the Revenue Stabilization Account of the State Reserve Fund. The enacted 1997 budget holds overall appropriations to slightly over 1996 levels, reflecting slowed revenue growth and the absence of an appropriation to the now fully funded Revenue Stabilization Account of the State Reserve Fund. The State projects ending its fiscal year with a General Fund balance on a budgetary basis of $22.5 million and $493.2 million in the Revenue Stabilization Account of the State Reserve Fund.


    The State and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases. These obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

    There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Obligations held by the Maryland Series or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

  MASSACHUSETTS


    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution in the last decade, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services and trade. Little affected by the national recession of the early 1980s, Massachusetts enjoyed unemployment rates among the lowest in the nation for the most of the decade. But, as the economy slowed, unemployment rates rose in 1988, 1989 and 1990. Unemployment climbed above the national figure to 9.0% in 1991, placing Massachusetts among those states with the highest unemployment rates in the nation. The construction and manufacturing sectors were particularly hard hit by job losses. Personal income growth, both for the total and on a per capita basis, also slowed to below the national rate in 1989, although per capita personal income levels are still far above the U.S. figure. It appears that two of the factors contributing to the earlier economic boom -- large increases in defense contract spending and low oil prices -- are no longer present, and the inflation in the relative costs of land and labor also poses an economic disadvantage. Although job losses continued in high tech manufacturing and finance during 1992 and 1993, strong gains were registered in services, construction and high tech non-manufacturing. The December 1993 unemployment rate was 6.3% compared to 6.4% for the nation. In August 1996, the unemployment rate was 4.0%, the lowest rate since June 1989 and below the national rate of 5.1%.



    The most recent recession had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. In addition, since 1990, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of balanced budgets in both fiscal 1991-1992 and fiscal 1992-1993. Fiscal year 1995 tax revenue collections totaled $11.163 billion, which exceeded estimates by $13 million and exceeded fiscal 1994 tax revenues by $556 million. Through August, fiscal 1996 tax collections were 3.7% greater than in the prior-year period.



    Despite successful concerted efforts to control Massachusetts' financial operations, substantial risks to the Commonwealth's financial stability remain. Education reform legislation enacted in June 1993 was estimated to require annual spending increases for elementary and secondary education of $175 million in fiscal 1994, $414 million in 1995, and $662 million in 1996. This program will absorb a large part of the Commonwealth's future revenue growth.



    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source of revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year. Many communities have responded to the limitations of Proposition 2 1/2 through statutorily permitted overrides and exclusions. During fiscal years 1992 and 1993, 123 communities had successful votes adding $47.4 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.


  MICHIGAN


    Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Legislation requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The State's economic forecast for calendar 1996 projects modest growth. Real gross domestic product is projected to grow 2.4% in 1996 on a calendar year basis. Nationally, car and light truck sales are expected to total 14.6 million units in 1996. The forecast assumes an inflation rate of 2.4%, accompanied by steady interest rates. Ninety-day U.S. Treasury rates are expected to average 5.1% for 1996.

    The State's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 1.4% in 1996. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to continue to fall from 5.4% in 1995 to 5.2% in 1996, placing Michigan below the national forecasted unemployment rate of 5.7%.



    The principal revenue sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. The State's fiscal year ended September 30, 1993, marked a turning point in the financial condition of the State budget. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, produced General Fund surpluses of $280.1 million in fiscal year 1992-93 and $602.9 million in fiscal year 1993-94. General Fund revenue fell by 2.5% to $7,995.2 million in fiscal year 1995, principally due to the earmarking of $882 million in income tax revenue to Michigan's School Aid Fund. Fiscal year 1996 General Fund revenues are expected to be $8,396.7 million, an increase of 5.0% over the previous year. Fiscal year 1997 revenues are projected at $8,867.4 million, an increase over fiscal 1995-1996 of 5.6%.



    The fiscal year 1997 budget is built upon the assumption that the United States Congress and the President will develop a comprehensive agreement that will lead to a balanced budget within seven years. It further assumes that the Republican balanced budget plan approved by the U.S. Congress and vetoed by the President in December 1995 will be the basis of this federal balanced budget plan.


    The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.

    In August 1993, the Governor signed into law a measure that has significantly impacted the financing of primary and secondary school operations in the State and has resulted in additional property tax and school finance reform legislation. This legislation exempts all property in the State from millage levied for local and intermediate school district operating purposes, other than millages levied for community colleges. In order to replace local property tax revenues lost as a result of this legislation, the Legislature enacted several laws in December 1993 which address property tax and school finance reform, including a ballot proposal that was approved by Michigan voters in March 1994. Under this proposal, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $0.25 to $0.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995, and a State property tax of 6 mills began to be imposed in 1994 on all real and personal property currently subject to the general property tax. The total effect of these school finance reforms is to shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

    Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Series or the ability of the respective obligors to make required payments on such obligations.

  NEW JERSEY

    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. The rate of unemployment was consistently below the national average through 1991. In 1992, however, the unemployment rate rose well above that of the nation. While personal income growth lagged behind the U.S. level in 1989 and 1991, since 1989, the State's per capita income remains the second highest in the United States.

    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of each year. A favorable economy translated into substantial growth in revenue and surpluses: from fiscal year 1984 to 1988 revenues grew almost 40%. Economic slowdown translated revenue shortfalls and operating deficits in fiscal years 1989 and 1990. Surplus balances, which peaked at $1.2 billion in fiscal year 1988, fell to $116 million (excluding the Transition School Aid Account) by fiscal year-end 1991.

    At first, the State was able to use its significant fund balance reserves to cushion against the large imbalance between revenues and expenditures. In fiscal year 1991, however, a $1.4 billion tax program was required to balance the budget.

    For the last three fiscal years, the State has resorted to a number of non-recurring revenues and expenditure deferrals to balance its budget. In addition, balancing the budget was made difficult by a tax revolt in the 1991 elections that resulted in a reduction of the sales tax by 1%, from 7% to 6%. A balanced budget was achieved by delaying a $1.1 billion contribution to the State employees' pension fund. This move, in addition to heavy borrowing by the previous administration, has caused concern that the State bond rating may be adversely affected. Despite certain reservations regarding the New Jersey economy, however, S&P recently announced that New Jersey will retain its AA+ bond rating.


    The fiscal 1995 ending balances were $966 million, up from $455 originally budgeted. The State ended fiscal year 1996 with estimated undesignated balances of $873 million. The 1997 budget accommodates the final stage of the State's $1.25 billion multi-year personal income tax cut, and includes appropriations totaling $15.978 billion, down $211 million or 1.3% from fiscal year 1996.


    Spending reductions in current and future years rely on savings from reduced costs of the State's employee workforce. The State has reached agreements with two of its unions, but major agreements with some of the largest unions still have to be reached. Furthermore, a 1994 State Supreme Court decision regarding the State's system of funding of education required that the State achieve substantial equivalence in spending between wealthy and poor districts by fiscal 1998.

  NEW YORK


    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. A declining proportion of the State's work force is engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend. Historically, the State has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence.



    A nation-wide recession commenced in mid-1990. The downturn continued throughout the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. In contrast with the strength of the national economy in 1994 and into 1995, New York's economic recovery weakened by mid-1994. The State's delayed economic recovery is due, in part, to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an over supply of office buildings. The State currently forecasts an anticipated non-agricultural employment growth of 0.9% for calendar 1996 and of 0.6% for calendar 1997.


    The State's General Fund budgets for fiscal years 1992-1993 and 1993-1994 produced cash surpluses for the first time since fiscal year 1987-1988. The 1994-1995 General Fund budget finished with an actual deficit of

$241 million. The State Comptroller's audited financial statements for fiscal year 1996 are expected to indicate that the State's accumulated deficit was not reduced significantly in fiscal year 1996, despite the State's ending cash balance of $445 million. The 1996-1997 budget is projected to result in $33.1 billion in General Fund disbursements. The budget also enacted a tax reduction and economic incentive program which will reduce receipts. These reductions, together with the reduction in the State personal income tax in 1995 (scheduled to occur over a three-year period) and business tax reductions enacted in 1994 will result in significant budget gaps by the 1997-1998 fiscal year. The 1996-1997 budget also relies on $1.3 billion in non-recurring receipts or savings. There is no assurance that the State will not face substantial potential budget gaps in this or future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. The State, in addressing any potential budgetary imbalance, may need to take significant actions to align recurring receipts and disbursements in future fiscal years.


  NORTH CAROLINA

    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.

    The economic profile of North Carolina consists of a combination of industry, agriculture and tourism. The population of the State increased 13% between 1980 and 1990, from 5,880,095 to 6,657,106 as reported by the 1990 federal census. The State's estimate of population as of June 30, 1994 is 7,064,470. Although North Carolina is the tenth largest state in population, it is primarily a rural state, having only five municipalities with populations in excess of 100,000. The State, once largely an agriculturally based economy, is now a service and goods producing economy. From 1980 to 1994, the State labor force increased by approximately 26% (from 2,855,200 to 3,609,000) and during the period 1980-1993, per capita income grew from $7,999 to $18,702, an increase of 133.8%.

    The North Carolina State Constitution requires that the State's total expenditures for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.

    In 1990 and 1991 the State had difficulty meeting its budgetary projections. The General Assembly responded by enacting new taxes and fees to generate additional revenue and reduce allowable department operating expenditures and continuation funding.


    The State, like the nation, has experienced economic recovery since 1991. Due to both increased tax and fee revenues and the previously enacted spending reductions, the State had a budget surplus of approximately $865 million at the end of fiscal 1993-1994. After review of the 1994-1995 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives in economic, social and environmental programs. Because of growth in State tax and fee revenues, the General Fund balance at the end of the 1994-1995 fiscal year was reported at approximately $300 million. By the end of the 1995-1996 fiscal year, the surplus grew to approximately $700 million, but a portion of that was appropriated.


    In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The intangibles tax revenues receivable by counties and municipalities will no longer be received. Instead, the legislature has provided for specific appropriations to counties and muncipalities.

    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.

    Both the nation and the State have experienced a modest economic recovery in the past year. It is unclear, however, what effect these developments, as well as the reduction in government spending or increase in taxes, may have on the value of the debt obligations in the North Carolina Series. No clear upward trend has developed, and both the State and the national economies must be watched carefully.

  OHIO


    The Ohio economy, while diversifying more into the services and other non-manufacturing areas, continues to rely in part on durable goods manufacturing, although largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, the general economic activity in Ohio, as in other industrially developed states, is more cyclical than some other states and the nation overall. Agriculture is an important segment of the State's economy. More than half of the State's land is devoted to farming. An estimated 16% of total Ohio employment is in agribusiness.


    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund, for which the personal income and sales-use taxes are the major sources.


    The biennium of 1992-93 presented significant challenges to State finances, which were successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included General Revenue Fund debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund to the General Revenue Fund in fiscal year 1992.



    Based on updated results and forecasts in the course of fiscal year 1992, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, a fiscal year 1992 imbalance in General Revenue Fund resources and expenditures. In response, the Governor ordered most State agencies to reduce General Revenue Fund spending in the last six months of fiscal year 1992 by a total of approximately $184 million; the $100.4 million Budget Stabilization Fund balance and additional amounts from certain other funds were transferred to the General Revenue Fund, and adjustments were made in the timing of certain tax payments.



    A significant General Revenue Fund shortfall (approximately $520 million) was then projected for fiscal year 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering of $300 million in selected General Revenue Fund spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reduction). The June 30, 1993 ending General Revenue Fund fund balance was approximately $111 million, of which, as a first step to Budget
Stabilization Fund replenishment, $21 million was deposited in the Budget Stabilization Fund.



    The 1994-95 biennium presented a more affirmative financial picture for the State. Based on June 30, 1994 balances, an additional $260 million was deposited in the Budget Stabilization Fund. The biennium ended June 30, 1995 with a General Revenue Fund ending fund balance of $928 million, of which $535.2 million has been transferred into the Budget Stabilization Fund (which had an October 7, 1996 balance of over $828 million).



    The General Revenue Fund appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary General Revenue Fund appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 General Revenue Fund balance, after leaving in the General Revenue Fund an unreserved and undesignated balance of $70 million, was transferred to the Bond Stabilization Fund and other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. Fiscal year 1996 proved to be another year of positive results for the General Revenue Fund with a year-end fund balance of $781 million.


    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.


    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on or leases relating to such obligations.


  PENNSYLVANIA


    Pennsylvania is an established state with a diversified economy. Pennsylvania has been historically identified as a heavy industry state, although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, which includes trade, medical, and health services, education and financial institutions.



    For the five year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1% average annual rate while expenditures and other uses grew by 7.4% annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3%, less than one-half the rate of increase for the five year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax reductions and other tax law revisions that restrained the growth of tax receipts for the fiscal years 1993, 1994 and 1995.



    Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal years 1991 through 1995. Program areas having the largest increase in costs for the fiscal years 1991 through 1995 were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased process. Recent efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year.



    The General Fund, the Commonwealth's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. The General Fund is the principal operating fund for the majority of the Commonwealth's governmental activities. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.



    Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. The fiscal 1995 unappropriated surplus (prior to reserves for transfer to the Tax Stabilization Reserve Fund) was $540 million, an increase of $204.2 million over the fiscal 1994 unappropriated surplus (prior to transfers). Commonwealth revenues were $459.4 million (2.9%) above the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and state economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures), including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totaled $15,674 million, representing an increase of 5% over spending during fiscal 1994.



    For GAAP purposes, the General Fund recorded a $49.8 million deficit for fiscal 1995, leading to a decline in the fund balance to $688.3 million at June 30, 1995. The two items which predominantly contributed to the decline in the fund balance were (i) the use of a more comprehensive procedure to compute the liabilities for certain public welfare programs, leading to an increase for the year-end accruals, and (ii) a change to the methodology to calculate the year-end accrual for corporate tax payables which increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

    The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totalled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.



    Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of .7 percent). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.



    The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of .6 percent over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent. The revenue estimate includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years will cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When these tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3 percent. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2 percent for 1996 and below 1.5 percent for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.



    Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructurings.



    The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. As of June 30, 1996, the Commonwealth had $5,054.5 million of general obligation debt outstanding.



    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.


ADDITIONAL ISSUERS

  GUAM

    Guam is governed under the Organic Act of Guam of 1950, which gave the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States.

    The economy of Guam is based, in large part, upon the significant U.S. military presence on the island. The federal government is the largest employer on the island: in 1991, there were 10,757 active duty military personnel and approximately 7,762 civilian personnel. Military spending makes a significant contribution to Guam's economy, exceeding $587 million in 1991. The U.S. military presence on Guam has increased recently due to the closure of Subic Bay Naval Base and Clark Air Force Base in the Philippines. The United States Air Force headquarters has also relocated to Guam from Clark Air Force Base.

    Tourism also plays a major role in Guam's economy. Over the past twenty years, the tourist industry has grown rapidly, creating a construction boom for new hotels and the expansion of older hotels. With visitors coming mainly from Japan, tourist arrivals rose by more than 16% annually between 1985 and 1990. In 1992, there were approximately 900,000 tourists. Nevertheless, recent earthquakes, typhoons and the economic slowdown in Japan have had adverse effects on Guam's economy. Furthermore, in 1994, Guam was faced with the problem of offsetting the impact of military downsizing. Guam's economy is also based on the export of fish and handicrafts. Approximately 60% of the labor force works for the private sector, and the remaining 40% (approximately) work for the government. Guam is a duty-free port and an important distribution point for goods destined for Micronesia. Unemployment, which has been historically low, was 2% in 1992.

  PUERTO RICO

    Puerto Rico enjoys a Commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens.

    Since World War II, Puerto Rico has undergone a social and economic transformation. Puerto Rico, which was at one time a poor, agrarian economy with a densely populated environment, is now a urbanized society with an economy based on manufacturing and services. Despite its long-term economic progress, unemployment and poverty continue to be significant problems. The island's 1994 unemployment rate of 16% was more than double the corresponding U.S. figure, and income data for the island compare unfavorably with even the poorest of the 50 states.

    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. In the mid-1980s, economic recovery and stable oil prices helped the Commonwealth to reduce the General Fund's accumulated deficit. Later, as economic slowdown placed financial operations under pressure, the
Commonwealth sought budgetary balance, but with regular reliance on non-recurring measures. The General Fund closed in a negative cash position in fiscal years 1992 and 1993. The Commonwealth had projected only a modest improvement in the General Fund's negative ending position for fiscal year 1994, even after the announcement in February 1994 of a $211 million increase in the revenue estimate.

    In fiscal year 1995, year-to-date General Fund reserve growth has exceeded expectations. Original budget projections called for revenue growth of 4.6% over fiscal year 1994 to $4,878 million. Revenue growth in fiscal year 1995 is primarily driven by individual income tax receipts, as a result of continued evasion control measures and increased excise taxes, reflecting continued economic growth.


    In 1993, Congress passed legislation which restricts corporations' ability to take advantage of Section 936 credits. Despite these changes, Puerto Rico's economy has continued to grow. In fiscal year 1994 its real gross product rose 2.6% and in fiscal year 1995 it rose 3.3%. The number of jobs Puerto Ricans hold has also increased, by 1.8% in fiscal year 1994 and 2.1% in 1995. In 1993, the Senate approved NAFTA, which poses a new challenge to the Puerto Rican economy by increasing competition from certain areas with Mexico.


  UNITED STATES VIRGIN ISLANDS

    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents of the islands were granted a measure of self-government by the Organic Act, as revised in 1954.

    The Virgin Islands are heavily dependent on links with the U.S. mainland. More than 90% of the trade is conducted with Puerto Rico and the United States. Tourism is the predominant source of employment and income for the Islands. Specifically, the visiting cruise ship business and the advantages of duty-free purchases are attractive to American visitors. Although tourism in the Virgin Islands declined in 1992, in 1993 occupancy rates at hotels and on cruise ships increased, with 18% more American tourists and 30% more European tourists.

    The Territorial Government also plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. In 1993, 26.8% of total employment resulted from Territorial Government employment. The manufacturing sector consists of textiles, electronics, pharmaceuticals, and watch assembly plants. International business and financial services are a small but growing component of the economy. The level of unemployment has been consistently low, but rose to 3.1% in May 1993.

FLOATING RATE AND VARIABLE RATE SECURITIES

    Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than money market series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

PUT OPTIONS

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by an NRSRO; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of an NRSRO.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option". The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON

    FUTURES CONTRACTS. Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin". Subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."


    When a series purchases a futures contract, it will maintain an amount of cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily, in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the series will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. government obligations, equity securities or other liquid, unencumbered assets, marked-to-market daily high-grade debt securities equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.



    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate with the Fund's Custodian an amount of cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests--Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.


    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies-- Futures Contracts and Options Thereon" in each series' Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis, in which case delivery and payment normally take place within one month after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.


    A segregated account of each series consisting of cash, U.S. Government obligations, equity securities or other liquid, unencumbered assets equal to the amount of the when-issued and delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or other assets added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."


    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

PORTFOLIO TURNOVER

    Portfolio transactions will be undertaken principally to accomplish a series' objective in relation to anticipated movements in the general level of interest rates but a series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


    The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A series' portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. For the fiscal year ended August 31, 1996, the portfolio turnover rate of each series, other than the money market series, was as follows:



                                                                                 PORTFOLIO
SERIES                                                                         TURNOVER RATE
-----------------------------------------------------------------------------  --------------
Florida......................................................................         68%
Hawaii Income................................................................         18%
Maryland.....................................................................         42%
Massachusetts................................................................         18%
Michigan.....................................................................         36%
New Jersey...................................................................         62%
New York.....................................................................         92%
North Carolina...............................................................         23%
Ohio.........................................................................         35%
Pennsylvania.................................................................         26%


ILLIQUID SECURITIES


    A series may hold up to 15% (10% in the case of the money market series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.



    Securities of financially and operationally troubled obligors (distressed securities) are less liquid and are more volatile than securities of companies not experiencing financial difficulties. A series might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% (or 10%) of its net assets in illiquid securities.


    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled,
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics), (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

REPURCHASE AGREEMENTS

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.


    The series participate in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.


    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

        1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

        2.  Make short sales of securities or maintain a short position.


        3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund on behalf of a series may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. A series will not purchase portfolio securities if its borrowings exceed 5% of the assets. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security.


        4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Income Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

        5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

        6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        7. Invest in interests in oil, gas or other mineral exploration or development programs.

        8.  Make loans, except through repurchase agreements.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


    As long as required in order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:


        1.  Invest in oil, gas and mineral leases or programs.

        2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

        3. Purchase any interests in real estate limited partnerships which are not readily marketable.

        4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.


        5. Purchase the securities of any one issuer if any officer or trustee of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                             TRUSTEES AND OFFICERS


                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Edward D. Beach(71)...............    Trustee           President  and Director of  BMC Fund, Inc., a
 c/o Prudential Mutual Fund                              closed-end  investment  company;  previously,
 Management LLC                                            Vice   Chairman   of   Broyhill   Furniture
 Gateway Center Three                                      Industries, Inc.; Certified Public
 Newark, NJ                                                Accountant;  Secretary  and  Treasurer   of
                                                           Broyhill Family Foundation, Inc.; Member of
                                                           the Board of Trustees of Mars Hill College;
                                                           President,  Treasurer  and Director  of The
                                                           High  Yield  Plus  Fund,  Inc.  and   First
                                                           Financial   Fund,   Inc.;   President   and
                                                           Director of Global Utility Fund, Inc.

 Eugene C. Dorsey(69)..............    Trustee           Retired President,  Chief  Executive  Officer
 c/o Prudential Mutual Fund                              and  Trustee of  the Gannett  Foundation (now
 Management LLC                                            Freedom Forum);  former Publisher  of  four
 Gateway Center Three                                      Gannett  newspapers  and Vice  President of
 Newark, NJ                                                Gannett   Company;    past   Chairman    of
                                                           Independent  Sector (national  coalition of
                                                           philanthropic organizations); former
                                                           Chairman of  the American  Council for  the
                                                           Arts;  Director  of the  Advisory  Board of
                                                           Chase Manhattan Bank  of Rochester and  The
                                                           High Yield Income Fund, Inc.

 Delayne Dedrick Gold(58)..........    Trustee           Marketing and Management Consultant.
 c/o Prudential Mutual Fund
 Management LCC
 Gateway Center Three
 Newark, NJ

*Robert F. Gunia(49)...............    Trustee           Chief Administrative Officer (July
 Gateway Center Three                                    1990-September   1996),   Director   (January
 Newark, NJ                                                1989-September   1996),   Executive    Vice
                                                           President,  Treasurer  and  Chief Financial
                                                           Officer  (June   1987-September  1996)   of
                                                           Prudential  Mutual  Fund  Management, Inc.;
                                                           Comptroller of  Prudential  Investments  of
                                                           The Prudential Insurance Company of America
                                                           (Prudential);  Senior Vice President (since
                                                           March  1987)   of   Prudential   Securities
                                                           Incorporated  (Prudential Securities); Vice
                                                           President and Director of The Asia  Pacific
                                                           Fund, Inc. (since May 1989).

*Harry A. Jacobs, Jr.(75)..........    Trustee           Senior   Director  (since  January  1986)  of
 One Seaport Plaza                                       Prudential   Securities;   formerly   Interim
 New York, NY                                              Chairman  and  Chief  Executive  Officer of
                                                           Prudential  Mutual  Fund  Management,  Inc.
                                                           (June-September 1993); formerly Chairman of
                                                           the    Board   of   Prudential   Securities
                                                           (1982-1985) and Chairman  of the Board  and
                                                           Chief Executive Officer of Bache Group Inc.
                                                           (1977-1982);  Director  of  the  Center for
                                                           National Policy, The First Australia  Fund,
                                                           Inc.  and The First  Australia Prime Income
                                                           Fund,  Inc.;   Trustee   of   the   Trudeau
                                                           Institute.


--------------

*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or Prudential Mutual Fund Management LLC (PMF).

                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Donald D. Lennox(77)..............    Trustee           Chairman  (since February  1990) and Director
 c/o Prudential Mutual Fund                              (since April 1989)  of International  Imaging
 Management LLC                                            Materials,  Inc.;  Retired  Chairman, Chief
 Gateway Center Three                                      Executive Officer and  Director of  Shlegel
 Newark, NJ                                                Corporation (industrial
                                                           manufacturing)(March  1987-February  1989);
                                                           Director of  Gleason Corporation,  Personal
                                                           Sound Technologies, Inc. and The High Yield
                                                           Income Fund, Inc.
*Mendel A. Melzer(35)..............    Trustee           [Chief   Investment  Officer  (since  October
 751 Broad Street                                        1996)   of    Prudential    Investments    of
 Newark, NJ                                                Prudential;    formerly   Chief   Financial
                                                           Officer of Prudential Investments (November
                                                           1995-September 1996), Senior Vice President
                                                           and Chief Financial  Officer of  Prudential
                                                           Preferred    Financial    Services   (April
                                                           1993-November 1995),  Managing Director  of
                                                           Prudential   Investment   Advisors   (April
                                                           1991-April 1993) and Senior Vice  President
                                                           of  Prudential  Capital  Corporation  (July
                                                           1989-April 1991); Chairman and Director  of
                                                           Prudential Series Fund, Inc.]
 Thomas T. Mooney(54)..............    Trustee           President  of  the  Greater  Rochester  Metro
 c/o Prudential Mutual Fund                              Chamber of Commerce; formerly Rochester  City
 Management LLC                                            Manager; Trustee of Center for Governmental
 Gateway Center Three                                      Research,  Inc.; Director  of Monroe County
 Newark, NJ                                                Water Authority, Rochester Jobs, Inc., Blue
                                                           Cross of Rochester, Executive Service Corps
                                                           of  Rochester,  Monroe  County   Industrial
                                                           Development  Corporation, Northeast Midwest
                                                           Institute, First Financial Fund, Inc.,  The
                                                           Global  Government Plus Fund,  Inc. and The
                                                           High Yield Plus Fund, Inc.
 Thomas H. O'Brien(71).............    Trustee           President of  O'Brien  Associates  (Financial
 c/o Prudential Mutual Fund                              and   Management  Consultants)  (since  April
 Management LLC                                            1984); formerly President of Jamaica  Water
 Gateway Center Three                                      Securities Corp. (holding company)
 Newark, NJ                                                (February  1989-August  1990);  Chairman of
                                                           the  Board  and  Chief  Executive   Officer
                                                           (September  1987-February 1989)  of Jamaica
                                                           Water   Supply    Company   and    Director
                                                           (September  1987-April  1991);  Director of
                                                           Ridgewood Savings Bank; Trustee of  Hofstra
                                                           University.
*Richard A. Redeker(53)............    President and     President,   Chief   Executive   Officer  and
 Gateway Center Three                  Trustee           Director  (October  1993-September  1996)  of
 Newark, NJ                                                Prudential  Mutual  Fund  Management, Inc.;
                                                           Executive  Vice  President,  Director   and
                                                           Member   of   Operating   Committee  (since
                                                           October   1993),   Prudential   Securities;
                                                           Director  (since October  1993), Prudential
                                                           Securities  Group,  Inc.;  Executive   Vice
                                                           President,    The   Prudential   Investment
                                                           Corporation (since January 1994);  formerly
                                                           Senior   Executive   Vice   President   and
                                                           Director of Kemper Financial Services, Inc.
                                                           (September 1978-September 1993);  President
                                                           and Director of The High Yield Income Fund,
                                                           Inc.


--------------

 *"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or Prudential Mutual Fund Management LLC (PMF).

                                                                     PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE         POSITION WITH FUND               DURING PAST 5 YEARS
-----------------------------------  ------------------  ---------------------------------------------
 Nancy H. Teeters(66)..............    Trustee           Economist;  formerly Vice President and Chief
 c/o Prudential Mutual Fund                                Economist   (March   1986-June   1990)   of
 Management LLC                                            International Business Machines
 Gateway Center Three                                      Corporation;   Director  of   Inland  Steel
 Newark, NJ                                                Industries  (since  July  1991)  and  First
                                                           Financial Fund, Inc.

 Louis A. Weil, III(55)............    Trustee           Publisher  and Chief Executive Officer (since
 c/o Prudential Mutual Fund                              January 1996) and  Director (since  September
 Management LLC                                            1991) of Central Newspapers, Inc.; Chairman
 Gateway Center Three                                      of   the   Board   (since   January  1996),
 Newark, NJ                                                Publisher  and   Chief  Executive   Officer
                                                           (August   1991-December  1995)  of  Phoenix
                                                           Newspapers, Inc.; prior thereto,  Publisher
                                                           of  Time  Magazine  (May  1989-March 1991);
                                                           formerly  President,  Publisher  and  Chief
                                                           Executive   Officer  of  The  Detroit  News
                                                           (February   1986-August   1989);   formerly
                                                           member   of   the  Advisory   Board,  Chase
                                                           Manhattan Bank--Westchester.

 S. Jane Rose(50)..................    Secretary         Senior Vice President (January 1991-September
 Gateway Center Three                                    1996) and Senior Counsel (June 1987-September
 Newark, NJ                                                1996) of Prudential Mutual Fund Management,
                                                           Inc.;  Senior  Vice  President  and  Senior
                                                           Counsel  (since  June  1992)  of Prudential
                                                           Securities;  formerly  Vice  President  and
                                                           Associate  General  Counsel  of  Prudential
                                                           Securities.

 Grace Torres(37)..................    Treasurer and     First Vice  President  (March  1994-September
 Gateway Center Three                  Principal         1996)  of Prudential  Mutual Fund Management,
 Newark, NJ                            Financial and       Inc.; First  Vice  President  (since  March
                                       Accounting          1994)   of  Prudential   Securities;  prior
                                       Officer             thereto, Vice  President of  Bankers  Trust
                                                           Corporation.

 Stephen M. Ungerman(43)...........    Assistant         First  Vice  President  of  Prudential Mutual
 Gateway Center Three                  Treasurer         Fund Management, Inc. (February
 Newark, NJ                                                1993-September  1996);   Tax  Director   of
                                                           Prudential   Investments  and  the  Private
                                                           Asset  Group  of  Prudential  (since  March
                                                           1996); prior thereto, Senior Tax Manager of
                                                           Price Waterhouse (1981-January 1993).

 Deborah A. Docs(38)...............    Assistant         Vice  President and Associate General Counsel
 Gateway Center Three                  Secretary         (January 1993-September  1996) of  Prudential
 Newark, NJ                                                Mutual    Fund   Management,   Inc.;   Vice
                                                           President  and  Associate  General  Counsel
                                                           (since    January   1993)   of   Prudential
                                                           Securities;   previously   Associate   Vice
                                                           President  (January 1990-December 1992) and
                                                           Assistant General  Counsel (November  1991-
                                                           December  1992)  of Prudential  Mutual Fund
                                                           Management, Inc.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.


    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $9,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.



    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, Lennox and O'Brien are scheduled to retire on December 31, 1999, 1998, 1997 and 1999, respectively.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.


    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1996 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1995.


                               COMPENSATION TABLE


                                                                                             TOTAL
                                                       PENSION OR                         COMPENSATION
                                                       RETIREMENT                          FROM FUND
                                      AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL     AND FUND
                                     COMPENSATION   AS PART OF FUND     BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                     FROM FUND         EXPENSES          RETIREMENT      TO TRUSTEES
-----------------------------------  ------------   ----------------   ----------------   ------------
Edward D. Beach, Trustee...........     $9,000            None                N/A           $183,500(22/43)**
Eugene C. Dorsey, Trustee..........     $9,000            None                N/A           $ 85,783*(10/34)**
Delayne Dedrick Gold, Trustee......     $9,000            None                N/A           $183,250(24/45)**
Robert F. Gunia, Trustee...........     --              --                 --                 --
Harry A. Jacobs, Jr., Trustee......     $    0            None                N/A           $      0
Donald D. Lennox, Trustee..........     --              --                 --               $ 86,250(10/22)**
Mendel A. Melzer, Trustee..........     --              --                 --                 --
Thomas T. Mooney, Trustee..........     $9,000            None                N/A           $125,625(14/19)**
Thomas H. O'Brien, Trustee.........     $9,000            None                N/A           $ 44,000(6/24)**
Richard A. Redeker, Trustee........     $    0            None                N/A           $      0
Nancy H. Teeters, Trustee..........     $9,000            None                N/A           $107,500(13/31)**
Louis A. Weil, III, Trustee........     --              --                 --               $ 93,750(11/16)**


--------------


 * All compensation for the calendar year ended December 31, 1995 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended August 31, 1996, including accrued interest, amounted to $10,238. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1995, including accrued interest, amounted to approximately $85,783.


** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

    As of October 4, 1996, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.



    As of October 4, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were those listed in Appendix IV.



    As of October 4, 1996, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:



     SERIES                            CLASS A                 CLASS B                CLASS C
     -------------------------  ----------------------  ----------------------  --------------------
     Florida..................   8,006,536       (80%)   1,372,428       (90%)   678,844       (88%)
     Hawaii Income............     147,115       (43%)     744,871       (90%)   113,856       (96%)
     Maryland.................     976,215       (55%)     889,594       (55%)     3,510       (81%)
     Massachusetts............   1,413,864       (56%)     925,349       (49%)     3,811       (96%)
     Michigan.................   1,187,169       (47%)   1,226,997       (43%)     5,631       (58%)
     New Jersey...............   6,152,969       (79%)  12,519,708       (78%)   152,187       (83%)
     New York.................   9,085,934       (62%)   7,238,798       (65%)    57,943       (88%)
     North Carolina...........   1,788,202       (69%)   2,052,077       (77%)     3,603       (55%)
     Ohio.....................   2,274,936       (52%)   2,036,899       (49%)     2,201       (58%)
     Pennsylvania.............   3,788,116       (51%)   6,309,538       (42%)    43,522       (56%)



    As of October 4, 1996, Prudential Securities was the record holder for other beneficial owners of 74,667,814 shares (or 99% of those outstanding) of the Connecticut Money Market Series, 52,114,145 shares (or 99% of those outstanding) of the Massachusetts Money Market Series, 187,346,830 shares (or 99% of those outstanding) of the New Jersey Money Market Series and 330,536,519 shares (or 99% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each series. As of September 30, 1996, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $52 billion. According to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.



    PMF is a subsidiary of Prudential Securities and Prudential. PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management

Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended August 31, 1996. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a series' average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.


    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c)   the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996 and by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by the shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.

    The amount of the management fee paid by each series of the Fund to PMF for the fiscal years ended August 31, 1994, 1995 and 1996 was as follows:



                                                                               1994               1995               1996
                                                                         -----------------  -----------------  -----------------
Connecticut Money Market...............................................  $       63,440(a)  $       71,379(a)  $      372,880(a)
Florida................................................................         311,558(b)         231,778(b)         665,643(b)
Hawaii Income..........................................................             N/A             41,133(c)          71,610(c)
Maryland...............................................................         290,509            210,311(d)         192,126(d)
Massachusetts..........................................................         310,614            258,040(e)         269,415(e)
Massachusetts Money Market.............................................          44,800(f)          53,649(f)         273,444(f)
Michigan...............................................................         383,005            323,133(g)         335,620(g)
New Jersey.............................................................       1,347,284(h)       1,047,300(h)       1,429,531(h)
New Jersey Money Market................................................         634,767(i)         642,087(i)         963,088(i)
New York...............................................................       1,820,106          1,518,552(j)       1,608,029(j)
New York Money Market..................................................       1,402,462          1,463,815          1,682,136
North Carolina.........................................................         378,373            313,847(k)         316,510(k)
Ohio...................................................................         630,490            538,657(l)         546,058(l)
Pennsylvania...........................................................       1,384,548          1,182,799(m)       1,253,004(m)


------------------------

(a) PMF voluntarily waived all or a portion of its management fee of $243,395, $214,138 and $279,660, respectively.



(b) PMF voluntarily waived a portion of its management fee of $467,337, $464,337 and $417,808, respectively.



(c) PMF voluntarily waived a portion of its management fee of $3,651 and $7,161, respectively.



(d) PMF voluntarily waived a portion of its management fee of $14,170 and $19,213, respectively.



(e) PMF voluntarily waived a portion of its management fee of $18,492 and $26,941, respectively.



(f) PMF voluntarily waived all or a portion of its management fee of $167,335, $160,946 and $205,083, respectively.



(g) PMF voluntarily waived a portion of its management fee of $22,911 and $33,562, respectively.



(h) PMF voluntarily waived a portion of its management fee of $449,095, $483,073 and $266,868, respectively.



(i) PMF voluntarily waived a portion of its management fee of $211,404, $214,029 and $85,123, respectively.



(j) PMF voluntarily waived a portion of its management fee of $108,361 and $160,803, respectively.



(k) PMF voluntarily waived a portion of its management fee of $22,350 and $31,651, respectively.



(l) PMF voluntarily waived a portion of its management fee of $38,218 and $54,606, respectively.



(m) PMF voluntarily waived a portion of its management fee of $84,187 and $125,300, respectively.



    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.


    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of the Fund. He has been in the investment business since 1978.

    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company

Act, on May 9, 1996, by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.


    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.



                                  DISTRIBUTOR



    Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acted as the distributor of the Class A shares of each series of the Fund having Class A shares and of the shares of the money market series.



    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements for the money market series and the other series (the Distribution Agreements), Prudential Securities (the Distributor) incurs the expenses of distributing shares of the money market series and the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in each series' Prospectus.


    Prior to January 22, 1990, the non-money market series of the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to any one of the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A and Class B Plans, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that

(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. Also on May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, approved a plan of distribution (the Florida Series' Class C Plan) for the Florida Series' Class C shares. The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, the Class B Plan was approved by Class B shareholders and the Class C Plan was approved by the Class C shareholders on July 19, 1994. The Florida Series' Class C Plan was approved by the sole shareholder of the Class C shares of the Florida Series on June 30, 1993. The Class B Plan was approved by the sole shareholder of the Florida Series' Class B shares on August 1, 1994. The Class A Plan and Class B Plan were approved by the sole shareholder of Class A and Class B shares of the Hawaii Income Series on September 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of the Hawaii Income Series on September 19, 1994 and of the other series having Class C shares on August 1, 1994.



    CLASS A PLAN.   For  the fiscal  year ended August  31, 1996,  PMFD and  PSI received the following payments under the Class A Plan:



SERIES
--------------------------------------------------------------------------------
Florida.........................................................................  $   112,266
Hawaii Income...................................................................        3,620
Maryland........................................................................       18,483
Massachusetts...................................................................       28,091
Michigan........................................................................       27,978
New Jersey......................................................................       61,836
New York........................................................................      168,291
North Carolina..................................................................       27,628
Ohio............................................................................       51,205
Pennsylvania....................................................................       59,995



    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1996, PMFD and PSI also received approximate initial sales charges with respect to the sale of Class A shares as follows:



SERIES
--------------------------------------------------------------------------------
Florida.........................................................................  $   101,700
Hawaii Income...................................................................        7,200
Maryland........................................................................        4,400
Massachusetts...................................................................        6,700
Michigan........................................................................       10,900
New Jersey......................................................................       16,300
New York........................................................................       44,000
North Carolina..................................................................        2,600
Ohio............................................................................        6,200
Pennsylvania....................................................................       24,600

    CLASS B PLAN. For the fiscal year ended August 31, 1996, Prudential Securities received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares as set forth below:



                                                                                 APPROXIMATE
                                                                                 CONTINGENT
                                                                                  DEFERRED
SERIES                                                           AMOUNT OF FEE  SALES CHARGES
---------------------------------------------------------------  -------------  -------------
Florida........................................................  $      62,850   $    62,000
Hawaii Income..................................................         47,993        37,500
Maryland.......................................................         99,492        33,400
Massachusetts..................................................        128,755        41,400
Michigan.......................................................        195,258        73,900
New Jersey.....................................................      1,111,674       383,900
New York.......................................................        763,278       317,700
North Carolina.................................................        178,025       109,600
Ohio...........................................................        289,546       116,600
Pennsylvania...................................................        949,510       285,600



    For the fiscal year ended August 31, 1996, it is estimated that Prudential Securities spent approximately the following amounts:



                                                                  COMPENSATION    APPROXIMATE
                      PRINTING AND  COMMISSION                   TO PRUSEC* FOR      TOTAL
                        MAILING     PAYMENTS TO                    COMMISSION       AMOUNT
                      PROSPECTUSES   FINANCIAL                    PAYMENTS TO      SPENT BY
                        TO OTHER    ADVISERS OF  OVERHEAD COSTS  REPRESENTATIVES  DISTRIBUTOR
                      THAN CURRENT  PRUDENTIAL   OF PRUDENTIAL     AND OTHER     ON BEHALF OF
SERIES                SHAREHOLDERS  SECURITIES    SECURITIES**     EXPENSES**       SERIES
--------------------  ------------  -----------  --------------  --------------  -------------
Florida.............  $      100    $   98,200   $    174,200    $     6,700     $    279,200
Hawaii Income.......      10,600        32,900         59,500          1,200          104,200
Maryland............         100        31,900         14,200         11,400           57,600
Massachusetts.......         100        40,700         34,500         14,500           89,800
Michigan............         100        46,100         24,000         38,800          109,000
New Jersey..........         100       311,600        188,700         72,500          572,900
New York............         100       254,700        218,300        174,300          647,400
North Carolina......         100        53,100         42,500         25,300          121,000
Ohio................         100        71,500         38,400         64,300          174,300
Pennsylvania........         100       245,500        155,900        220,200          621,700


------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.

**Including lease, utility and sales promotional expenses.

    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series of the Fund. The amount of distribution expenses reimbursable by the Fund is reduced by the amount of such contingent deferred sales charges.

    CLASS C PLAN. For the fiscal year ended August 31, 1996, Prudential Securities received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares as set forth below:



                                                                                 APPROXIMATE
                                                                                 CONTINGENT
                                                                                  DEFERRED
                                                                                    SALES
SERIES                                                          AMOUNT OF FEE      CHARGES
--------------------------------------------------------------  --------------  -------------
Florida.......................................................    $   62,195      $     300
Hawaii Income.................................................         8,274            200
Maryland......................................................           324            200
Massachusetts.................................................           304             --
Michigan......................................................           711             --
New Jersey....................................................        13,012          2,200
New York......................................................         4,941             --
North Carolina................................................         1,000             --
Ohio..........................................................           730             --
Pennsylvania..................................................         5,277             --


    Distribution fees were expended primarily for payment of account servicing fees.


    Pursuant to Rule 12b-1, the Plans and the money market series' Plan of Distribution (collectively, the Plans) were last approved by the Trustees of the Fund, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans on May 9, 1996.


    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved annually by a vote of the Trustees of the Fund in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 9, 1996. The Trustees approved the transfer of the Distribution Agreement with PMFD for the money market series to PSI effective January 2, 1996.



    The Connecticut Money Market, Massachusetts Money Market, New Jersey Money Market, and the New York Money Market Series' Plan of Distribution (the Money Market Plan) was last approved by the Trustees of the Fund, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Money Market Plan, on May 9, 1996. The Money Market Plan was approved by shareholders of the New York Money Market Series on December 28, 1988, by shareholders of the New Jersey Money Market Series on December 30, 1991 and by shareholders of the Connecticut Money Market Series and Massachusetts Money

Market Series on November 10, 1992. For the fiscal year ended August 31, 1996, PMFD and Prudential Securities incurred distribution expenses with respect to the money market series, all of which were recovered by PMFD and Prudential Securities through the distribution fee paid by the series, as follows:



                                                                                           DISTRIBUTION
SERIES                                                                                       EXPENSES
-----------------------------------------------------------------------------------------  ------------
Connecticut Money Market.................................................................   $   93,220
Massachusetts Money Market...............................................................       68,361
New Jersey Money Market..................................................................      240,772
New York Money Market....................................................................      420,534


    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives.
However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    During the fiscal years ended August 31, 1996, 1995 and 1994, the series paid brokerage commissions on certain options and futures transactions as set forth below. During these periods, the series paid no brokerage commissions to Prudential Securities.



                                                                                    BROKERAGE COMMISSIONS
                                                                               -------------------------------
SERIES                                                                           1996       1995       1994
-----------------------------------------------------------------------------  ---------  ---------  ---------
Connecticut Money Market.....................................................          0          0          0
Florida......................................................................  $   7,438  $  10,973  $   4,113
Hawaii Income................................................................      1,120      1,680        N/A
Maryland.....................................................................      3,413      5,513        613
Massachusetts................................................................      3,413      1,820        263
Massachusetts Money Market...................................................          0          0          0
Michigan.....................................................................      4,498      4,550      2,030
New Jersey...................................................................     15,839     17,098        875
New Jersey Money Market......................................................          0          0          0
New York.....................................................................     22,540     13,581          0
New York Money Market........................................................          0          0          0
North Carolina...............................................................      6,651     20,213        175
Ohio.........................................................................      9,468     15,698      4,953
Pennsylvania.................................................................     20,685     22,033        875

                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares) Class Z shares of the Florida Series, the New Jersey Series and the New York Series are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in each series' Prospectus.



    Each class of shares represents an interest in the same portfolio of investments of the series and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."


    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "Shareholder Guide--How to Buy Shares of the Fund" in the money market series' Prospectuses.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the net asset value at August 31, 1996 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares is as follows:


CLASS A                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class A share.......................... $10.11 $12.00 $10.74 $11.54 $11.72 $10.87 $11.77 $11.06 $11.70 $10.49
Maximum sales charge (3% of offering
 price).................................    .31    .37    .33    .36    .36    .34    .36    .34    .36    .32
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $10.42 $12.37 $11.07 $11.90 $12.08 $11.21 $12.13 $11.40 $12.06 $10.81
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------


CLASS B                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class B
 share*................................. $10.11 $12.00 $10.75 $11.53 $11.71 $10.87 $11.77 $11.06 $11.71 $10.49
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS C                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class C
 share*................................. $10.11 $12.00 $10.75 $11.53 $11.71 $10.87 $11.77 $11.06 $11.71 $10.49
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

CLASS Z                                    FL                                 NJ     NY
---------------------------------------- ------                             ------ ------
Net asset value, redemption price and
 offering price to public per Class Z
 share**................................ $10.11                             $10.87 $11.77
                                         ------                             ------ ------
                                         ------                             ------ ------


--------------
 *Class B and Class C shares are  subject to a contingent deferred sales  charge
  on   certain   redemptions.   See  "Shareholder   Guide--How   to   Sell  Your
  Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.


**Class Z shares did not exist at August 31, 1996.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

  (a)   an individual;

  (b)   the individual's spouse, their children and their parents;

  (c)   the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and


  (g) one or more employee benefit plans of a company controlled by an individual.


    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    LETTERS OF INTENT. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges-- Class B Shares" in the Prospectuses. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                REQUIRED DOCUMENTATION
Death                                             A  copy of  the shareholder's  death certificate
                                                  or, in  the  case of  a  trust, a  copy  of  the
                                                  grantor's  death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability--An  individual  will  be  considered  A  copy  of the  Social  Security Administration disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful  activity by  reason of  any  physician's    letterhead   stating   that   the
medically  determinable   physical   or   mental  shareholder  (or, in  the case  of a  trust, the
impairment which can  be expected  to result  in  grantor)  is  permanently  disabled.  The letter death or to be of long-continued and  indefinite  must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                    OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     -----------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ---------------
First....................             3.0%                  2.0%
Second...................             2.0%                  1.0%
Third....................             1.0%                  0%
Fourth and thereafter....             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange
Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)


       Prudential MoneyMart Assets, Inc. (Class A shares)



       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS  Z.   Class Z  shares may  be exchanged  for Class  Z shares  of other
Prudential Mutual Funds.


    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING (NOT APPLICABLE TO THE MONEY MARKET SERIES)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.-1-


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.-2-

                         PERIOD OF
                   MONTHLY INVESTMENTS:                       $100,000     $150,000     $200,000     $250,000
-----------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years...................................................   $     110    $     165    $     220    $     275
20 Years...................................................         176          264          352          440
15 Years...................................................         296          444          592          740
10 Years...................................................         555          833        1,110        1,338
 5 Years...................................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."
--------------

-1- Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.



-2- The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

HOW TO REDEEM SHARES OF THE MONEY MARKET SERIES

    Redemption orders submitted to and received by Prudential Mutual Fund Services, Inc. (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services, Inc., Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.

MUTUAL FUND PROGRAMS

    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute the net asset value of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect net asset value. The Fund will compute the net asset value of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund).

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)


    YIELD. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with SEC regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yield for the 30 days ended August 31, 1996 and the yield without the management subsidies and waivers were as follows:



                                CLASS A                       CLASS B                       CLASS C
                      ---------------------------   ---------------------------   ---------------------------
                                 YIELD SUBSIDY/                YIELD SUBSIDY/                YIELD SUBSIDY/
SERIES                 YIELD     WAIVER ADJUSTED     YIELD     WAIVER ADJUSTED     YIELD     WAIVER ADJUSTED
--------------------  -------   -----------------   -------   -----------------   -------   -----------------
Florida.............   5.32%           5.12%         5.08%           4.87%         4.82%           4.61%
Hawaii Income.......   5.14            3.36          4.90            3.07          4.65            2.82
Maryland............   4.66            4.61          4.40            4.35          4.15            4.10
Massachusetts.......   4.62            4.57          4.36            4.31          4.10            4.05
Michigan............   4.79            4.74          4.54            4.48          4.28            4.22
New Jersey..........   4.94            4.89          4.69            4.63          4.44            4.38
New York............   4.80            4.75          4.54            4.49          4.29            4.24
North Carolina......   4.71            4.66          4.45            4.40          4.20            4.15
Ohio................   4.54            4.49          4.28            4.22          4.04            3.98
Pennsylvania........   4.89            4.84          4.64            4.59          4.38            4.33


    The series' yield is computed according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where:  a  =  dividends and interest earned during the period.
        b  =  expenses accrued for the period (net of reimbursements).
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.


    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1996, the tax equivalent yield (assuming a federal tax rate of 36%) and the tax equivalent yield without the management subsidies and waivers were as follows:



                                CLASS A                               CLASS B                               CLASS C
                  -----------------------------------   -----------------------------------   -----------------------------------
                                      TAX EQUIVALENT                        TAX EQUIVALENT                        TAX EQUIVALENT
                   TAX EQUIVALENT     YIELD SUBSIDY/     TAX EQUIVALENT     YIELD SUBSIDY/     TAX EQUIVALENT     YIELD SUBSIDY/
SERIES                 YIELD         WAIVER ADJUSTED         YIELD         WAIVER ADJUSTED         YIELD         WAIVER ADJUSTED
----------------  ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Florida.........         8.31%              7.99%              7.94%              7.61%              7.53%              7.21%
Hawaii Income...         8.92               5.84               8.51               5.32               8.07               4.89
Maryland........         7.75               7.66               7.31               7.23               6.90               6.81
Massachusetts...         8.20               8.11               7.74               7.64               7.28               7.19
Michigan........         7.83               7.74               7.42               7.32               7.00               6.90
New Jersey......         8.26               8.17               7.84               7.75               7.43               7.33
New York........         8.14               8.05               7.70               7.61               7.28               7.19
North
 Carolina.......         7.98               7.89               7.54               7.45               7.11               7.02
Ohio............         7.67               7.58               7.23               7.13               6.82               6.73
Pennsylvania....         7.86               7.79               7.46               7.37               7.04               6.96



    AVERAGE ANNUAL TOTAL RETURN. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return and subsidy/waiver adjusted average annual total return for the series (other than the money market series) for the periods ended August 31, 1996 were as follows:


                                                                                                 CLASS B
                                                                                 ---------------------------------------
                                            CLASS A                                                               SUBSIDY/WAIVER
                 -------------------------------------------------------------                                    ADJUSTED
                                                        SUBSIDY/WAIVER                                            ------
                                                           ADJUSTED                                     TEN
                                                 -----------------------------                         YEARS
                  ONE      FIVE       SINCE       ONE      FIVE       SINCE       ONE      FIVE      OR SINCE      ONE
SERIES            YEAR    YEARS     INCEPTION     YEAR    YEARS     INCEPTION     YEAR     YEARS     INCEPTION     YEAR
---------------  ------   ------   -----------   ------   ------   -----------   ------   -------   -----------   ------
Florida........    3.0%     N/A           7.3%     2.6%     N/A           6.7%     0.8%      N/A           4.9%     0.4%
Hawaii
 Income........    1.9      N/A           5.7      0.7      N/A           4.5     (0.4)      N/A           5.0     (1.6)
Maryland.......    2.4      5.7%          6.2      2.3      5.7%          6.2      0.1       5.8%          6.1      0.1
Massachusetts...   1.8      6.6           6.9      1.7      6.6           6.9     (0.5)      6.6           6.4     (0.6)
Michigan.......    1.9      6.3           6.7      1.9      6.3           6.7     (0.3)      6.4           6.5     (0.4)
New Jersey.....    1.5      6.2           7.0      1.4      6.0           6.8     (0.8)      6.3           7.6     (0.9)
New York.......    1.4      6.6           7.0      1.3      6.6           7.0     (0.9)      6.6           6.2     (0.9)
North
 Carolina......    1.6      5.9           6.4      1.5      5.9           6.4     (0.7)      6.0           5.9     (0.8)
Ohio...........    0.9      6.3           6.8      0.8      6.2           6.8     (1.4)      6.3           6.1     (1.5)
Pennsylvania...    1.9      6.6           6.8      1.8      6.6           6.8     (0.3)      6.7           6.8     (0.4)


                                                               CLASS C
                                           -----------------------------------------------
                                                                           SUBSIDY/
                                                                            WAIVER
                                TEN                                        ADJUSTED
                               YEARS                                ----------------------
                   FIVE       OR SINCE      ONE         SINCE        ONE         SINCE
SERIES            YEARS      INCEPTION      YEAR      INCEPTION      YEAR      INCEPTION
---------------  --------   ------------   ------   -------------   ------   -------------
Florida........      N/A            4.5%     4.5%            4.3%     4.1%            3.8%
Hawaii
 Income........      N/A            3.8      3.3             6.7      2.1             5.4
Maryland.......      5.8%           6.1      3.9             5.1      3.8             5.0
Massachusetts..      6.6            6.3      3.3             5.6      3.2             5.6
Michigan.......      6.4            6.4      3.4             5.2      3.3             5.1
New Jersey.....      6.0            7.3      3.0             5.3      2.9             5.1
New York.......      6.6            6.2      2.8             5.2      2.7             5.2
North
 Carolina......      6.0            5.9      3.0             4.9      2.9             4.8
Ohio...........      6.3            6.1      2.4             5.0      2.3             5.0
Pennsylvania...      6.7            6.7      3.4             5.4      3.3             5.3



    AGGREGATE TOTAL RETURN. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.


    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1996 for the Class A, Class B and Class C shares were as follows:


                                                                                    CLASS B
                                                                   ------------------------------------------
                                       CLASS A                                                                       CLASS C
                      ------------------------------------------                                                -----------------
                                                                        AGGREGATE TOTAL
                           AGGREGATE TOTAL                                  RETURN                               AGGREGATE TOTAL
                               RETURN                              -------------------------                         RETURN
                      -------------------------                                    10 YR. OR                    -----------------
                                        SINCE                                        SINCE                                SINCE
SERIES                1 YR.   5 YR.   INCEPTION   INCEPTION DATE   1 YR.   5 YR.   INCEPTION   INCEPTION DATE   1 YR.   INCEPTION
--------------------  -----   -----   ---------   --------------   -----   -----   ---------   --------------   -----   ---------
Florida.............    6.2%   43.9%    53.8%           12/27/90     5.8%    N/A     13.6%         8/1/94         5.5%    13.8%
Hawaii Income.......    5.0     N/A     14.9             9/19/94     4.6     N/A     14.0         9/19/94         4.3     13.5
Maryland............    5.6    36.1     53.5             1/22/90     5.2    33.4     81.5         1/22/85         4.9     10.8
Massachusetts.......    4.9    41.6     60.6             1/22/90     4.5    38.6     85.3         9/19/84         4.3     12.1
Michigan............    5.1    40.2     58.5             1/22/90     4.7    37.3     87.6         9/19/84         4.4     11.1
New Jersey..........    4.6    39.3     61.6             1/22/90     4.2    36.7     85.8          3/1/88         4.0     11.3
New York............    4.5    41.6     61.0             1/22/90     4.1    38.8     81.6         9/27/84         3.9     11.2
North Carolina......    4.7    37.4     55.1             1/22/90     4.3    34.6     77.9         2/13/85         4.0     10.5
Ohio................    4.0    39.6     59.0             1/22/90     3.6    36.8     81.6         9/19/84         3.4     10.7
Pennsylvania........    5.1    42.0     59.6             1/22/90     4.7    39.2     85.0          3/6/87         4.4     11.5


SERIES                INCEPTION DATE
--------------------  --------------
Florida.............      8/1/94
Hawaii Income.......     9/19/94
Maryland............      8/1/94
Massachusetts.......      8/1/94
Michigan............      8/1/94
New Jersey..........      8/1/94
New York............      8/1/94
North Carolina......      8/1/94
Ohio................      8/1/94
Pennsylvania........      8/1/94



    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1996 for the Class A, Class B and Class C shares, without the management subsidies and waivers, were as follows:



                                                           CLASS B                 CLASS C
                                                  -------------------------   -----------------
                               CLASS A
                      -------------------------                                AGGREGATE TOTAL
                                                       AGGREGATE TOTAL             RETURN
                           AGGREGATE TOTAL                 RETURN              SUBSIDY/WAIVER
                               RETURN              SUBSIDY/WAIVER ADJUSTED
                       SUBSIDY/WAIVER ADJUSTED    -------------------------       ADJUSTED
                      -------------------------                   10 YR. OR   -----------------
                                        SINCE                       SINCE               SINCE
SERIES                1 YR.   5 YR.   INCEPTION   1 YR.   5 YR.   INCEPTION   1 YR.   INCEPTION
--------------------  -----   -----   ---------   -----   -----   ---------   -----   ---------
Florida.............    5.8%   40.0%    49.2%       5.4%    N/A     12.5%       5.1%    12.1%
Hawaii Income.......    3.8     N/A     12.2        3.4     N/A     11.4        3.1     10.9
Maryland............    5.4    36.0     53.4        5.0    33.3     80.2        4.8     10.7
Massachusetts.......    4.8    41.5     60.4        4.4    38.4     84.2        4.2     12.0
Michigan............    5.0    40.1     58.4        4.6    37.2     86.8        4.3     11.0
New Jersey..........    4.6    38.0     59.2        4.1    35.3     82.2        3.9     11.0
New York............    4.4    41.5     60.9        4.0    38.7     81.5        3.8     11.1
North Carolina......    4.6    37.2     55.0        4.2    34.5     76.6        3.9     10.4
Ohio................    3.9    39.5     58.9        3.5    36.7     80.9        3.3     10.6
Pennsylvania........    5.0    41.9     59.3        4.6    39.1     83.7        4.3     11.4


 THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 36%) as of August 31, 1996 was %, %, %
and    %, respectively.


    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Common Stocks       Long-Term Govt. Bonds  Inflation
10.2%                                4.8%       3.1%


    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.


                       DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.

    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

FEDERAL TAXATION

    Under the Internal Revenue Code, each series of the Fund is required to be treated as a separate entity for federal income tax purposes.


    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund must, among other things, (a) derive at least 90% of its annual gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or options thereon; (b) derive less than 30% of its annual gross income from gains (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities); and (d) distribute to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year.


    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount". Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal

Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles. In addition, the conversion transaction rules may apply to recharacterize certain capital gains as ordinary income.


    Each series' hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of a series' income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause a series to limit its acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, a series may choose to use futures contracts based on fixed-income securities that will not expire within three months.


    Since  each series is  treated as a  separate entity for  federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as long-term or short-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.


    If any net long-term capital gains in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.


    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the 28% alternative minimum tax on individuals and the 20% alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.


    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the series have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Distributions of long-term capital gains of the series are includable in income and may also be subject to the alternative minimum tax.


    Any short-term capital loss realized upon redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution.


    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.


    All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

STATE TAXATION

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.

    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.

    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA.    Florida does  not  impose an  income  tax on  individuals. Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of the Series may incur Section 103 interest income from Florida Series distributions. While
Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.

    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.


    HAWAII. In the opinion of Hawaii tax counsel, distributions from the Hawaii Series to Hawaii residents will not be subject to Hawaii income tax to the extent that such distributions constitute exempt interest dividends under
Section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Series from obligations which pay interest excludable from Hawaii income tax. Other distributions, including capital gains distributions, exempt interest dividends derived from obligations of states other than Hawaii and their political subdivisions, and distributions that are taxable as dividends for federal income tax purposes are not exempt from Hawaii income tax.


    Distributions from the Hawaii Series are not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

    Persons or entities who are not Hawaii residents should generally not be subject to Hawaiian income taxation on dividends and distributions made by the Series but may be subject to other state and local taxes.

    MARYLAND. In the opinion of Maryland tax counsel, individual shareholders of the Maryland Series resident in Maryland, corporate shareholders (other than financial institutions such as banks) of the Maryland Series and shareholders of the Maryland Series that are trusts or estates will not be subject to Maryland State or local income taxes on distributions received from the Maryland Series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Maryland Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends including the requirement that at least

50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code. Up to 50 percent of dividends attributable to exempt-interest income received by the Maryland Series from obligations that are (i) "specified private activity bonds" within the meaning of Section 57(a)(5)(C) of the Internal Revenue Code and (ii) not issued by the State of Maryland or its political subdivisions and agencies could be subject to Maryland individual income tax.


    In addition, distributions received from the Maryland Series which are attributable to (i) gains realized on the sale or exchange of bonds issued by the State of Maryland or its political subdivisions and (ii) interest received by the Maryland Series on U.S. Government obligations will not be subject to Maryland State and local income taxes. Other distributions from the Maryland Series will generally not be exempt from Maryland State and local income taxes.

    Entities subject to the Maryland financial institution franchise tax will generally be subject to tax on all distributions from the Maryland Series.

    Shares of the Maryland Series will not be subject to the Maryland personal property tax.

    Shareholders of the Maryland Series should consult their tax advisers about other state and local tax consequences of their investments in the Maryland Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each Series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such Series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such Series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such Series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such Series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    MICHIGAN. Individual shareholders of the Michigan Series residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of

Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the Michigan Series, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

    Income from the Michigan Series, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

    The Fund has obtained rulings from the Michigan Department of Treasury which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Series should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Series.

    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant Series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.

    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these Series.


    NEW YORK. The New York State franchise tax law and the New York City general corporation tax law have special provisions governing the taxation of regulated investment companies which elect to be treated and qualify as such under Subchapter M of the Internal Revenue Code. Assuming that (1) the New York Series and the New York Money Market Series (the Series) each are treated as a separate entity for federal income and New York purposes, (2) each such Series qualifies as a regulated investment company and distributes all of its investment income (including interest on New York Obligations, described below) and short-term and long-term capital gains so as to have no federal income tax liability, and (3) all of the assets of each Series consist of New York
Obligations (as described below), other governmental obligations, cash or certain cash equivalents, each Series will be subject only to nominal New York State franchise and New York City general corporation taxes of $325 (increased by the applicable New York State surcharges) and $300, respectively. However, capital gains retained by a Series could be subject to additional New York State or City tax, and shareholders of such Series who are State or City residents will receive no State or City income tax credit for taxes paid by such Series.



    Individual shareholders of the New York Series, the New York Money Market Series and the New York Income Series resident in New York State will not be subject to State income tax on distributions received from either Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that such interest is exempt from federal income tax pursuant to
Section 103(a) of the Internal Revenue Code, and that the relevant Series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.


    Other distributions from the New York Series, the New York Money Market Series and the New York Income Series, including those related to long-term and short-term capital gains, will generally not be exempt from State or City income tax.

    Distributions from these Series will not be excluded from net income and shares of these Series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these Series will not be subject to any State or City property tax.

    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Series and the New York Money Market Series and for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. The Fund anticipates receiving an opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Income Series and for New York residents who are shareholders of that series when such series is offered. Shareholders of the New York Series, the New York Money Market Series and the New York Income Series should consult their advisers about other state and local tax consequences of their investments in these Series.

    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on
obligations  of  North  Carolina   or  its  political  subdivisions;   nonprofit
educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.

    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.

    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.

    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.


    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of qualifying issuers in Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.


    Corporations which are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.

    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.

    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania

Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Counsel for the Fund have advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business  trust
include   the  absence  of  a  requirement  that  business  trusts  issue  share certificates.

    The Fund and all series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders.


    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each series.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new set up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1996, the Fund incurred fees for the services of PMFS in the following amounts with respect to each currently existing series:



                                                      TRANSFER AGENCY
SERIES                                                      FEES
----------------------------------------------------  ----------------
Connecticut Money Market............................    $     35,000
Florida.............................................          40,000
Hawaii Income.......................................           5,500
Maryland............................................          31,000
Massachusetts.......................................          35,000
Massachusetts Money Market..........................          25,000
Michigan............................................          49,000
New Jersey..........................................         110,000
New Jersey Money Market.............................          87,000
New York............................................         165,000
New York Money Market...............................         137,000
North Carolina......................................          37,000
Ohio................................................          72,000
Pennsylvania........................................         190,000


    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS


    Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



    Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.



    A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.



    Baa: Bonds that are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

SHORT-TERM RATINGS

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1:   Issuers rated  at  Prime-1 (or  supporting institutions)  have  a superior ability for repayment of senior short-term debt obligations.


    Prime-2:   Issuers rated Prime-2 (or  supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

    AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA:   Debt  rated AA has  a very strong  capacity to pay  interest and repay principal and differs from the highest-rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

MUNICIPAL NOTES


    An S&P municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes maturing in 3 years or less will likely receive a municipal note rating, while notes maturing beyond 3 years will most likely receive a long-term debt rating.



    SP-1:    Strong  capacity  to  pay  principal  and  interest.  Those  issues determined to possess very strong safety characteristics are given a plus sign (+) designation.



    SP-2:    Satisfactory  capacity to  pay  principal and  interest,  with some vulnerability to adverse financial and economic changes over the term of the notes.


COMMERCIAL PAPER RATINGS

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



    A-2:   Capacity  for timely  payment  on  issues with  this  designation  is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Connecticut St. Dev. Auth.,
   Conco Proj., Ser. 85, F.R.W.D.                                P-1             3.40%         9/05/96   $  1,700     $ 1,700,000
   Ind. Dev., Shelton Inn L.P., Ser. 86, F.R.M.D.                P-1             4.00          9/03/96      1,000       1,000,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D.                      VMIG1           3.50          9/04/96      3,200       3,200,000
   Poll. Ctrl. Rev., Conn Lt. & Pwr. Co., Proj. A, Ser.
      96A, F.R.W.D.                                              P-1             3.50          9/05/96      2,200       2,200,000
   Poll. Ctrl. Rev., W. Mass. Elec. Co., Ser. 93A, F.R.W.D.      VMIG1           3.45          9/04/96      3,200       3,200,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D.                 P-1             3.20          9/04/96      2,500       2,500,000
   SHW Inc. Proj., Ser. 90, F.R.W.D.                             NR              3.55          9/04/96      3,600       3,600,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Charlotte-Hungerford, Ser. B, F.R.W.D.                        VMIG1           3.30          9/05/96      1,600       1,600,000
   Pomfret School Issue, Ser. A, F.R.W.D.                        VMIG1           3.15          9/04/96      1,000       1,000,000
   Yale Univ., Ser. L, T.E.C.P.                                  VMIG1           3.40          9/05/96      1,100       1,100,000
   Yale Univ., Ser. N, T.E.C.P.                                  VMIG1           3.40          9/05/96      1,500       1,500,000
Connecticut St. Hsg. Fin. Auth. Prog., Ser. A-4, A.M.T.          VMIG1           3.65          4/10/97      2,200       2,200,000
Connecticut St. Mun. Elec. Engy., Pwr. Supply Sys. Rev.,
   Ser. 95A, T.E.C.P.                                            P-1             3.45         10/16/96      1,600       1,600,000
Connecticut St. Spec. Assmt., Unemployment Comp., Ser. 93C,
   A.M.T.                                                        VMIG1           3.90          7/01/97      5,000       5,000,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev., Ser. 90I, F.R.W.D.                                      VMIG1           3.35          9/04/96      5,145       5,145,000
Decatur Alabama Indl. Dev. Brd. Solid Waste Disp. Rev.,
   Ser. 95, F.R.D.D.                                             P-1             3.95          9/03/96        600         600,000
East Hartford Connecticut, B.A.N.                                NR              3.75          1/27/97      2,000       2,003,123
Fairfield Connecticut, B.A.N.                                    NR              3.75          1/15/97      1,680       1,682,110
Gulf Coast Indl. Dev. Auth., Texas, Solid Waste Disp. Rev.,
   Citgo Petroleum Corp. Proj., Ser. 95, F.R.D.D.                VMIG1           4.00          9/03/96      2,400       2,400,000
Hartford Connecticut Redev. Agcy. MultiFamily Mtge.,
   Underwood Twrs. Proj., Ser. 90, F.R.W.D.                      A1+(d)          3.45          9/05/96      2,800       2,800,000
Litchfield Connecticut, B.A.N.                                   NR              4.00         10/24/96        943         943,341
Mashantucket Western Connecticut,
   Ser. 96, T.E.C.P.                                             P-1             3.55         10/03/96      3,000       3,000,000
   Ser. 96, T.E.C.P.                                             P-1             3.60         11/07/96      2,700       2,700,000
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., Ser. 85,
   F.R.W.D.                                                      VMIG1           3.10          9/04/96        200         200,000
Puerto Rico Elec. Pwr. Auth. Rev., Ser. K                        Aaa             9.25          7/01/97      1,000(e)    1,063,333
Puerto Rico Hsg. Fin. Corp., MultiFamily Mtge. Rev.,
   Portfolio A, Ser. 90I, M.O.T.                                 Aa              3.55          9/15/96      2,455       2,455,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac. Fin.
   Auth. Rev., Ser. 83A, A.O.T.                                  NR              3.80         12/01/96      2,500       2,500,000
Puerto Rico Public Bldgs. Auth. Rev., Ser. SG34, F.R.W.D.        A1+(d)          3.40          9/05/96      3,000       3,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
St. Charles Parish Louisiana, Poll. Ctrl. Rev., Shell Oil
   Co. Norco Proj., Ser. 91, F.R.D.D.                            VMIG1           3.95%         9/03/96   $  1,600     $ 1,600,000
Stamford Connecticut Hsg. Auth. Rev., Morgan Street Proj.,
   Ser. 94, F.R.W.D.                                             VMIG1           3.35          9/04/96      1,500       1,500,000
Washington St. Hsg. Fin. Commission, Ser. 91, F.R.D.D.           VMIG1           3.95          9/03/96      1,300       1,300,000
Windham Connecticut, General Obligation, B.A.N.                  NR              3.50         12/17/96      3,200       3,201,903
                                                                                                                      -----------
Total Investments--89.5%
   (amortized cost--$69,493,810 (c))                                                                                   69,493,810
Other assets in excess of liabilities--10.5%                                                                            8,188,783
                                                                                                                      -----------
Net Assets--100%                                                                                                      $77,682,593
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(d) Standard & Poor's rating.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at amortized cost which approximates market value.............................................      $   69,493,810
Cash.......................................................................................................           2,787,038
Receivable for Series shares sold..........................................................................           5,284,943
Receivable for investments sold............................................................................           3,000,000
Interest receivable........................................................................................             530,012
Deferred expenses and other assets.........................................................................               2,207
                                                                                                                 ---------------
   Total assets............................................................................................          81,098,010
                                                                                                                 ---------------
Liabilities
Payable for investments purchased..........................................................................           2,700,000
Payable for Series shares reacquired.......................................................................             607,131
Accrued expenses and other liabilities.....................................................................              43,696
Dividends payable..........................................................................................              36,096
Distribution fee payable...................................................................................              18,116
Management fee payable.....................................................................................               7,678
Deferred trustee's fees....................................................................................               2,700
                                                                                                                 ---------------
   Total liabilities.......................................................................................           3,415,417
                                                                                                                 ---------------
Net Assets.................................................................................................      $   77,682,593
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value........................................................      $      776,826
   Paid-in capital in excess of par........................................................................          76,905,767
                                                                                                                 ---------------
Net assets, August 31, 1996................................................................................      $   77,682,593
                                                                                                                 ---------------
                                                                                                                 ---------------
Net asset value, offering price and redemption price per share ($77,682,593 / 77,682,593 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)......................                $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest and discount earned...............     $ 2,669,092
                                                 ---------------
Expenses
   Management fee.............................         372,880
   Distribution fee...........................          93,220
   Custodian's fees and expenses..............          44,000
   Transfer agent's fees and expenses.........          35,000
   Registration fees..........................          26,000
   Reports to shareholders....................          23,000
   Amortization of organization expense.......          13,790
   Audit fee and expenses.....................          11,100
   Legal fees and expenses....................           5,000
   Trustees' fees.............................           4,600
   Miscellaneous..............................           2,576
                                                 ---------------
      Total expenses..........................         631,166
Less: Management fee waiver (Note 2)..........        (279,660)
    Custodian fee credit......................          (8,450)
                                                 ---------------
      Net expenses............................         343,056
                                                 ---------------
Net investment income.........................       2,326,036
Realized Loss on Investments
Net realized loss on investments..............            (911)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,325,125
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------


Increase (Decrease)                   Year Ended August 31,
in Net Assets                          1996            1995
Operations
   Net investment income........   $  2,326,036    $  1,812,631
   Net realized gain (loss) on
      investment transactions...           (911)            714
                                   ------------    ------------
   Net increase in net assets
      resulting from
      operations................      2,325,125       1,813,345
                                   ------------    ------------
Dividends and distributions to
   shareholders.................     (2,325,125)     (1,813,345)
                                   ------------    ------------
Series share transactions (at $1
   per share)
   Net proceeds from shares
      sold......................    288,309,868     234,075,262
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions.........      2,252,473       1,751,916
   Cost of shares reacquired....   (275,746,533)   (227,262,566)
                                   ------------    ------------
   Net increase in net assets
      from Series share
      transactions..............     14,815,808       8,564,612
                                   ------------    ------------
Total increase..................     14,815,808       8,564,612
Net Assets
Beginning of year...............     62,866,785      54,302,173
                                   ------------    ------------
End of year.....................   $ 77,682,593    $ 62,866,785
                                   ------------    ------------
                                   ------------    ------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Connecticut state, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $52,600 in organization and initial registration expenses. Such amount was deferred and amortized over a period of 60 months ended July 1996.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1996, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1996 amounted to $279,660 ($.004 per share; .375% of average net assets).

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Series reimbursed PMFD and PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $31,300 for the services of PMFS. As of August 31, 1996, approximately $2,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.


                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights (Unaudited)             CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                          Year Ended August 31,
                                         -------------------------------------------------------
                                          1996        1995        1994        1993        1992
                                         -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized
  gains(a)...........................        .03         .03         .02         .02         .03
Dividends and distributions to
  shareholders.......................       (.03)       (.03)       (.02)       (.02)       (.03)
                                         -------     -------     -------     -------     -------
Net asset value, end of year.........    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                         -------     -------     -------     -------     -------
                                         -------     -------     -------     -------     -------
TOTAL RETURN(b):.....................       3.17%       3.16%       2.02%       2.20%       3.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $77,683     $62,867     $54,302     $57,794     $40,480
Average net assets (000).............    $74,576     $57,103     $60,594     $53,152     $33,964
Ratios to average net assets(a):
  Expenses, including distribution
  fee................................        .47%        .58%        .54%        .39%        .13%
  Expenses, excluding distribution
    fee..............................        .35%        .46%        .42%        .26%        .00%
  Net investment income..............       3.12%       3.17%       1.99%       2.17%       3.20%

---------------
(a) Net of management fee waiver and/or expense subsidy.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Connecticut Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1996, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
---------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth.,
   Santa Fe Healthcare Facs. Proj.                            AAA(c)            7.60%     11/15/13    $  1,750 (e)   $  1,973,930
   Shands Teaching Hosp. & Clinics, Ser. A, M.B.I.A.          Aaa               5.80      12/01/26       2,000          1,933,440
Alachua Cnty. Ind. Dev. Auth. Rev., HB Fuller Co. Proj.       NR                7.75      11/01/16       3,000          3,119,070
Brevard Cnty. Edl. Facs. Auth. Rev., Florida Inst. of
   Tech.                                                      BBB(c)            6.875     11/01/22       1,500          1,536,945
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                                 Aaa               6.50       7/01/12       3,500 (e)      3,871,420
Broward Cnty. Edl. Facs. Auth. Rev., Nova Univ. Dorm.
   Proj., Ser. A                                              NR                7.50       4/01/17       1,500 (e)      1,691,580
Broward Cnty. Hlth. Facs. Auth., North Beach Hosp.,
   M.B.I.A.                                                   Aaa               6.75       8/15/06       1,000          1,095,800
City of Miami Beach, Wtr. & Swr. Rev., F.S.A.                 Aaa               5.375      9/01/15       2,000          1,898,480
Clay Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge., Ser.
   A, G.N.M.A.                                                Aaa               7.45       9/01/23         375            391,635
Coral Springs Impvt. Dist., Wtr. & Swr. Rfdg., M.B.I.A.       Aaa               6.00       6/01/10       1,000          1,056,620
Dade Cnty.,
   Pub. Impvt. J & K Seaport, M.B.I.A.                        Aaa               6.50      10/01/07       1,220          1,357,738
   Pub. Impvt. J & K Seaport, M.B.I.A.                        Aaa               6.50      10/01/10       1,555          1,720,499
Dade Cnty. Aviation Dept. Rev.,
   Ser. B, M.B.I.A.                                           Aaa               6.00      10/01/24       1,500          1,483,830
   Ser. E, A.M.B.A.C.                                         Aaa               5.50      10/01/10       1,000            993,180
Dade Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp. of
   Miami Proj.,
   Ser. A, E.T.M., M.B.I.A.                                   Aaa               6.75       5/01/08         500            540,260
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. B, G.N.M.A                          Aaa               7.25       9/01/23         360            373,172
   Sngl. Fam. Mtge., Ser. C, G.N.M.A.                         Aaa               7.75       9/01/22         820            862,394
Dade Cnty. Pub. Facs. Ref., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                   Aaa               4.875      6/01/15       3,000          2,638,230
Dade Cnty. Sch. Dist., Gen. Oblig., M.B.I.A.                  Aaa               6.00       7/15/06       3,500          3,736,180
Dade Cnty. Spl. Oblig., Metro Dade Fire & Rescue Svc.,
   F.G.I.C.                                                   Aaa               6.00       4/01/05       2,800          2,977,324
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   G.N.M.A.                                                   AAA(c)            8.375     12/01/14         515            543,109
Enterprise Cmnty. Dev. Dist., Osceola Co. Spl. Assmnt.,
   M.B.I.A.                                                   Aaa               6.00       5/01/10       2,320          2,390,876
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Inc., Ser. A                                               BBB+(c)           8.70      10/01/14       1,830          1,990,601
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj.                                                      Baa1              6.90       8/01/22       3,500          3,628,625
Escambia Cnty. Sch. Brd. Cert., M.B.I.A.                      Aaa               5.50       2/01/22       2,000          1,887,700
Florida St. Brd. of Ed. Cap. Outlay,
   Ser. A, F.G.I.C.                                           Aaa               5.00       1/01/15       1,000            909,290
   Ref. Pub. Ed., Ser. D                                      Aa                4.75       6/01/22       4,985          4,172,595
Florida St. Mun. Pwr. Agcy. Ref., Stanton II Proj.,
   A.M.B.A.C.                                                 Aaa               4.50      10/01/27       2,500          1,971,450
Gainesville Utils. Sys. Rev., Ser. A                          Aa                5.20      10/01/22       2,500          2,271,425
Hillsborough Cnty.,
   Cnty. Ctr. Proj., M.B.I.A.                                 Aaa               5.00       7/01/15       1,560          1,413,017
   Ref. Cnty. Ctr. Proj., M.B.I.A.                            Aaa               6.00       7/01/06       1,605          1,712,952

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Hillsborough Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 92                                 Aa3               8.00%      5/01/22    $  1,750       $  2,019,010
Indian Rvr. Cnty., Wtr. & Swr. Rev., F.G.I.C.                 Aaa               5.50       9/01/26       3,280          3,109,702
Jacksonville Elec. Auth. Rev., St. Johns Rvr. Pwr. Park
   Issue 2                                                    Aa1              Zero       10/01/10       3,000          1,359,240
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Nat'l. Ben. Assoc.                                         Baa1             7.00       12/01/22       1,825          1,857,047
   St. Lukes Hosp. Assoc. Proj.                               AA+(c)           7.125      11/15/20       1,000          1,082,010
Jacksonville Wtr. & Swr. Dev. Rev., Suburban Utils.           A3               6.75        6/01/22       1,000          1,046,720
Jacksonville Wtr. & Swr. Rev., United Wtr. Proj.,
   A.M.B.A.C.                                                 Aaa              6.35        8/01/25       1,500          1,552,455
Lake Cnty. Res. Rec., Ind. Dev. Rev., Ser. A                  Baa              5.95       10/01/13       1,035            989,543
Leon Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A., G.N.M.A.                        Aaa              7.30        4/01/21         405            419,693
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen
   Proj.                                                      Baa3             7.875      12/15/25       1,200          1,341,588
Martin Cnty. Ref., A.M.B.A.C.                                 Aaa              4.50        2/01/09       1,575          1,405,750
Miami Hlth. Facs. Auth. Rev., Mercy Hosp.                     A                8.125       8/01/11       1,000          1,072,360
Miami Spec. Oblig.,
   Admn. Bldg. Acquis. Proj., F.G.I.C.                        Aaa              6.00        2/01/16       1,500          1,517,880
   Admn. Bldg. Acquis. Proj., F.G.I.C.                        Aaa              6.00        2/01/25         500            504,355
Miramar Wstwtr. Impvt. Assmt., F.G.I.C.                       Aaa              6.75       10/01/16       2,500          2,743,475
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                     Aaa              Zero       12/01/06         450            261,891
Orange Cnty. Hlth. Facs. Auth. Rev., Adventist Hlth.
   Sys., A.M.B.A.C.                                           Aaa               5.25      11/15/20       1,000            914,300
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev., Ser. A,
   G.N.M.A.                                                   AAA(c)            7.375      9/01/24         420            438,262
Orange Cnty. Hsg. Fin. Rev. Auth.,
   MultiFam. Ashley Point Apts.                               BBB+(c)           6.85      10/01/16       1,200          1,224,360
   MultiFam. Ashley Point Apts.                               BBB+(c)           7.10      10/01/24         855            873,502
Orlando Utils. Commn., Wtr. & Elec., Ser. D                   Aa                6.75      10/01/17       2,200          2,481,226
Palm Beach Cnty. Hlth. Facs. Auth. Rev., Good Samaritan
   Hlth. Sys.                                                 A+(c)             6.30      10/01/22       1,000          1,014,420
Pensacola Hlth. Facs. Auth., Daughters of Charity,
   M.B.I.A.                                                   Aaa               5.25       1/01/11       1,600          1,529,984
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                Baa1              6.45       7/01/17       1,400          1,472,702
   Gen. Oblig.                                                Baa1              6.50       7/01/23       2,650          2,793,391
   Gen. Oblig., F.S.A.                                        Aaa               7.958(d)   7/01/20       3,000          2,928,750
   Pub. Impvt., M.B.I.A.                                      Aaa               5.375      7/01/22       2,000          1,886,740
Puerto Rico Elec. Pwr. Auth. Rev.,
   Ser. R                                                     Baa1              6.25       7/01/17       5,000          5,058,050
   Pwr. Rev. Bds.                                             Baa1              5.50       7/01/20       1,665          1,536,262
   Ser. X                                                     Baa1              5.50       7/01/25       3,000          2,787,450

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Ind. Tour. Edl. Hosp. Auxil., Mut. Oblig.
   Grp. Proj., M.B.I.A.                                       Aaa               6.25%      7/01/24    $  2,635       $  2,728,042
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa               7.116(d)   1/16/15       2,250          2,075,625
Sarasota Wtr. & Swr. Util. Ref., Ser. C, F.G.I.C.             Aaa               4.50      10/01/16       1,000            833,370
St. Petersburg Hlth. Facs. Auth. Rev., Allegheny Hlth.
   Proj., M.B.I.A.                                            Aaa               7.00      12/01/15       1,000          1,099,400
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                       Aaa               7.05      10/01/07       2,000          2,215,040
Tampa Sports Auth. Rev., M.B.I.A.                             Aaa               5.75      10/01/20       1,000            999,940
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser.
   91                                                         NR                7.75      10/01/06       1,265          1,334,196
Volusia Cnty. Edl. Fac. Auth. Rev., Embry Riddle Univ.        AAA(c)            6.625     10/15/22       1,000          1,064,750
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                      BBB+(c)           8.25       6/01/20       2,000 (e)      2,269,120
                                                                                                                     ------------
Total long-term investments (cost $119,913,169)                                                                       121,984,968
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--1.0%
Puerto Rico Comnwlth., Gov't. Dev. Bk., Ser. 85,
   F.R.W.D.                                                   VMIG1            3.10        9/04/96         100            100,000
St. Lucie Cnty. Solid Wst. Disp. Rev., F.R.D.D.               VMIG1            4.00        9/03/96       1,100          1,100,000
                                                                                                                     ------------
Total short-term investments (cost $1,200,000)                                                                          1,200,000
                                                                                                                     ------------
Total Investments--99.0%
(cost $121,113,169; Note 4)                                                                                           123,184,968
Other assets in excess of liabilities--1.0%                                                                             1,304,622
                                                                                                                     ------------
Net Assets--100%                                                                                                     $124,489,590
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  E.T.M.--Escrowed to Maturity.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.R.D.D.--Floating Rate (Daily) Demand Note (b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
  M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $121,113,169).................................................................       $ 123,184,968
Cash......................................................................................................              14,389
Interest receivable.......................................................................................           2,026,228
Receivable for Series shares sold.........................................................................              89,334
Receivable for investments sold...........................................................................              65,314
Prepaid expenses and other assets.........................................................................               3,838
                                                                                                                ---------------
   Total assets...........................................................................................         125,384,071
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             671,760
Dividends payable.........................................................................................             108,186
Accrued expenses and other liabilities....................................................................              59,392
Management fee payable....................................................................................              32,347
Distribution fee payable..................................................................................              20,096
Deferred trustees' fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................             894,481
                                                                                                                ---------------
Net Assets................................................................................................       $ 124,489,590
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     123,092
   Paid-in capital in excess of par.......................................................................         123,691,631
                                                                                                                ---------------
                                                                                                                   123,814,723
   Accumulated net realized loss on investments...........................................................          (1,396,932)
   Net unrealized appreciation on investments.............................................................           2,071,799
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................       $ 124,489,590
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($101,998,936 / 10,085,572 shares of beneficial interest issued and outstanding)....................               $10.11
   Maximum sales charge (3% of offering price)............................................................                 .31
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $10.42
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($14,698,364 / 1,453,225 shares of beneficial interest issued and outstanding)......................              $10.11
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,792,290 / 770,359 shares of beneficial interest issued and outstanding).........................              $10.11
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................     $ 7,900,417
                                               ---------------
Expenses
   Management fee...........................         665,643
   Distribution fee--Class A................         112,266
   Distribution fee--Class B................          62,850
   Distribution fee--Class C................          62,195
   Custodian's fees and expenses............          59,000
   Reports to shareholders..................          42,000
   Transfer agent's fees and expenses.......          40,000
   Registration fees........................          32,000
   Audit fee and expenses...................          12,300
   Legal fees and expenses..................          10,000
   Trustees' fees...........................           3,900
   Miscellaneous............................           5,980
                                               ---------------
      Total expenses........................       1,108,134
   Less: Management fee waiver..............        (417,808)
      Expense subsidy (Note 4)..............         (86,788)
      Custodian fee credit..................          (2,769)
                                               ---------------
      Net expenses..........................         600,769
                                               ---------------
Net investment income.......................       7,299,648
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions..................       3,128,437
   Financial futures contract
      transactions..........................         252,913
   Written option transactions..............          40,511
                                               ---------------
                                                   3,421,861
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................      (2,691,837)
   Financial futures contracts..............          46,875
                                               ---------------
                                                  (2,644,962)
                                               ---------------
Net gain on investments.....................         776,899
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 8,076,547
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1996              1995
Operations
   Net investment income.......   $   7,299,648     $  8,313,464
   Net realized gain (loss) on
      investment
      transactions.............       3,421,861       (4,155,474)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............      (2,644,962)       6,025,242
                                 ---------------    ------------
   Net increase in net assets
      resulting from
      operations...............       8,076,547       10,183,232
                                 ---------------    ------------
   Dividends from net
      investment income (Note
      1)
      Class A..................      (6,244,938)      (7,502,100)
      Class B..................        (647,226)        (262,158)
      Class C..................        (407,484)        (549,206)
                                 ---------------    ------------
                                     (7,299,648)      (8,313,464)
                                 ---------------    ------------
Series share transactions (net
   of share conversions) (Note
   6)
   Net proceeds from shares
      sold.....................      15,332,603       26,011,068
   Net asset value of shares
      issued in reinvestment of
      dividends................       3,085,406        3,653,143
   Cost of shares reacquired...     (33,022,261)     (39,832,414)
                                 ---------------    ------------
   Net decrease in net assets
      from Series share
      transactions.............     (14,604,252)     (10,168,203)
                                 ---------------    ------------
Total decrease.................     (13,827,353)      (8,298,435)
Net Assets
Beginning of year..............     138,316,943      146,615,378
                                 ---------------    ------------
End of year....................   $ 124,489,590     $138,316,943
                                 ---------------    ------------
                                 ---------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the ``Series'') commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
--------------------------------------------------------------------------------
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $32,000 in organization and initial registration expenses. Such amount has been amortized over a period of 60 months ended December 1995.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the seven months ended March 31, 1996, PMF waived 70% of its management fee. For the three months ended June 30, 1996, PMF waived 60% of its management fee. For the two months ended August 31, 1996, PMF waived 40% of its management fee. The amount of fees waived during the year ended August 31, 1996 amounted to $417,808 ($.03 per share for Class A, B and C shares; .31% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund effective January 2, 1996 and is serving the Fund under the same terms and conditions as under the arrangement with PMFD and continues as the distributor of the Class B and Class C shares of the Fund. The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, B and C Plans were
 .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $101,700 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $62,100 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
--------------------------------------------------------------------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $37,600 for the services of PMFS. As of August 31, 1996, approximately $2,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy

PMF voluntarily subsidized all operating expenses (except management and distribution fees) of the Class A, Class B and Class C shares of the Series until January 1, 1996. For the four months ended December 31, 1995, PMF subsidized $86,788 ($.007 per share for Class A, B and C shares; .19% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996 were $88,764,398 and $96,774,426, respectively.

The federal income tax basis of the Series' investments at August 31, 1996 was $121,114,419 and, accordingly, net unrealized appreciation was $2,070,549 (gross unrealized appreciation--$4,205,684; gross unrealized depreciation--$2,135,135).

Transactions in written options during the year ended August 31, 1996 were as follows:

                                       Number of    Premiums
                                       Contracts    Received
                                       ---------    --------
Options written                              180    $ 40,511
Options expired                             (180)    (40,511)
                                       ---------    --------
Options outstanding at August 31,
  1996                                         0    $      0
                                       ---------    --------
                                       ---------    --------

For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1996 of approximately $1,463,000 which expires in 2003. Such carryforward is after utilization of approximately $1,263,000 of net taxable gains realized and recognized during the year ended August 31, 1996. Accordingly, no capital gains distribution is expected to be paid until net gains have been realized in excess of the carryforward.
------------------------------------------------------------
Note 6. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     512,938    $  5,271,777
Shares issued in reinvestment of
  dividends.........................     251,003       2,571,304
Shares reacquired...................  (2,770,938)    (28,334,987)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (2,006,997)    (20,491,906)
Shares issued upon conversion from
  Class B...........................      66,824         684,012
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,940,173)   $(19,807,894)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,647,106    $ 15,829,864
Shares issued in reinvestment of
  dividends.........................     327,990       3,198,613
Shares reacquired...................  (3,554,066)    (34,407,990)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,578,970)   $(15,379,513)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            FLORIDA SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     895,444    $  9,260,865
Shares issued in reinvestment of
  dividends.........................      27,459         281,193
Shares reacquired...................    (230,552)     (2,340,629)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................     692,351       7,201,429
Shares reacquired upon conversion
  into Class A......................     (66,824)       (684,012)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     625,527    $  6,517,417
                                      ----------    ------------
                                      ----------    ------------

Year ended August 31, 1995:
Shares sold.........................     945,274    $  9,166,110
Shares issued in reinvestment of
  dividends.........................      11,460         113,360
Shares reacquired...................    (187,734)     (1,825,550)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     769,000    $  7,453,920
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................      76,922    $    799,961
Shares issued in reinvestment of
  dividends.........................      22,738         232,909
Shares reacquired...................    (226,860)     (2,346,645)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (127,200)   $ (1,313,775)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     104,420    $  1,015,094
Shares issued in reinvestment of
  dividends.........................      34,986         341,170
Shares reacquired...................    (370,059)     (3,598,874)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (230,653)   $ (2,242,610)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                     PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                 FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                                  Class A
                                                        ------------------------------------------------------------
                                                                           Year Ended August 31,
                                                        ------------------------------------------------------------
                                                          1996         1995         1994         1993         1992
                                                        --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................    $  10.06     $   9.91     $  10.87     $  10.27     $   9.76
                                                        --------     --------     --------     --------     --------
Income from investment operations
Net investment income(a)............................         .57          .59          .59          .57          .65
Net realized and unrealized gain (loss) on
   investment transactions..........................         .05          .15         (.76)         .73          .51
                                                        --------     --------     --------     --------     --------
   Total from investment operations.................         .62          .74         (.17)        1.30         1.16
                                                        --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income................        (.57)        (.59)        (.59)        (.57)        (.65)
Distributions from net realized gains...............          --           --         (.20)        (.13)          --
                                                        --------     --------     --------     --------     --------
   Total distributions..............................        (.57)        (.59)        (.79)        (.70)        (.65)
                                                        --------     --------     --------     --------     --------
Net asset value, end of year........................    $  10.11     $  10.06     $   9.91     $  10.87     $  10.27
                                                        --------     --------     --------     --------     --------
                                                        --------     --------     --------     --------     --------
TOTAL RETURN(b):....................................        6.20%        7.85%       (1.69)%      13.78%       12.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................    $101,999     $120,963     $134,849     $148,900     $104,335
Average net assets (000)............................    $112,266     $124,259     $146,489     $123,820     $ 82,893
Ratios to average net assets(a):
   Expenses, including distribution fees............         .37%         .24%         .20%         .20%         .09%
   Expenses, excluding distribution fees............         .27%         .17%         .20%         .20%         .09%
   Net investment income............................        5.56%        6.04%        5.67%        5.94%        6.41%
For Class A, B and C shares:
   Portfolio turnover rate..........................          68%          65%          75%          68%          56%

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class B                              Class C
                                                        -----------------------------------------     ------------------------
                                                                                       August 1,
                                                                                        1994(c)
                                                          Year Ended August 31,         through        Year Ended August 31,
                                                        --------------------------     August 31,     ------------------------
                                                           1996           1995            1994            1996          1995
                                                        ----------     -----------     ----------     ------------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................     $  10.06        $  9.91         $ 9.95         $  10.06       $  9.91
                                                        ----------        -----          -----           ------       --------
Income from investment operations
Net investment income(a)............................          .53            .55            .04              .50           .53
Net realized and unrealized gain (loss) on
   investment transactions..........................          .05            .15           (.04)             .05           .15
                                                        ----------        -----          -----           ------       --------
   Total from investment operations.................          .58            .70             --              .55           .68
                                                        ----------        -----          -----           ------       --------
Less distributions
Dividends from net investment income................         (.53)          (.55)          (.04)            (.50)         (.53)
Distributions from net realized gains...............           --             --             --               --            --
                                                        ----------        -----          -----           ------       --------
   Total distributions..............................         (.53)          (.55)          (.04)            (.50)         (.53)
                                                        ----------        -----          -----           ------       --------
Net asset value, end of period......................     $  10.11        $ 10.06         $ 9.91         $  10.11       $ 10.06
                                                        ----------        -----          -----           ------       --------
                                                        ----------        -----          -----           ------       --------
TOTAL RETURN(b):....................................         5.79%          7.39%         (0.05)%           5.52%         7.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................      $14,699         $8,326           $582           $7,792        $9,028
Average net assets (000)............................      $12,570         $4,699           $118           $8,293       $10,265
Ratios to average net assets(a):
   Expenses, including distribution fees............          .77%           .67%           .70%(d)         1.02%          .92%
   Expenses, excluding distribution fees............          .27%           .17%           .20%(d)          .27%          .17%
   Net investment income............................         5.16%          5.56%          6.21%(d)         4.91%         5.35%
                                                                      July 26,
                                                                      1993(e)
                                                                      through
                                                                     August 31,
                                                         1994           1993
                                                      ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................   $  10.87        $10.58
                                                      ----------       -------
Income from investment operations
Net investment income(a)............................        .48           .03
Net realized and unrealized gain (loss) on
   investment transactions..........................       (.76)          .29
                                                      ----------       -------
   Total from investment operations.................       (.28)          .32
                                                      ----------       -------
Less distributions
Dividends from net investment income................       (.48)         (.03)
Distributions from net realized gains...............       (.20)           --
                                                      ----------       -------
   Total distributions..............................       (.68)         (.03)
                                                      ----------       -------
Net asset value, end of period......................   $   9.91        $10.87
                                                      ----------       -------
                                                      ----------       -------
TOTAL RETURN(b):....................................      (2.40)%        3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....................    $11,185        $3,132
Average net assets (000)............................    $ 9,280        $1,038
Ratios to average net assets(a):
   Expenses, including distribution fees............        .95%          .95%(d)
   Expenses, excluding distribution fees............        .20%          .20%(d)
   Net investment income............................       4.99%         5.19%(d)

---------------
(a) Net of expense subsidy and fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class B shares.
(d) Annualized.
(e) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report             FLORIDA SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Florida Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Florida Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments             PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.3%
---------------------------------------------------------------------------------------------------------------------------------
Guam Gov't., Gen. Oblig., Ser. A                                 BBB(c)            5.90%       9/01/05   $    500     $   496,560
Guam Pwr. Auth. Rev.,
   Ser. A                                                        BBB(c)            6.625      10/01/14        250         255,045
   Ser. A                                                        BBB(c)            6.75       10/01/24        525         537,679
Hawaii St. Arpt. Sys. Rev., 2nd Ser.                             A                 7.00        7/01/18        365         387,626
Hawaii St. Arpt. Sys. Rev., 2nd Ser. 90, F.G.I.C.                Aaa               7.50        7/01/20        500         546,595
Hawaii St. Dept. Budget & Fin.,
   Hawaiian Elec. Co., Ser. C, M.B.I.A.                          Aaa               7.375      12/01/20        500         547,190
   Kapiolani Hlth. Care Sys.                                     A                 6.30        7/01/08        500         515,650
   Kapiolani Hosp.                                               A                 6.00        7/01/11        250         250,185
   Queens Med. Ctr.                                              Aa                5.80        7/01/10        500         501,655
   Queens Med. Ctr. Proj., F.G.I.C.                              Aaa               5.90        7/01/07        230 (d)     245,971
Hawaii St. Gen. Oblig., Ser. CJ                                  Aa                6.25        1/01/15        650         671,222
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C.                                                      Aaa               6.25        7/01/10        250 (e)     260,030
   F.G.I.C.                                                      Aaa               6.25        7/01/15        500         511,745
Hawaii St. Hsg. Fin. & Dev. Corp. Rev.,
   Affordable Rental Proj., Ser. A                               A1                6.05        7/01/22        725         710,094
   Sngl. Fam. Mtge. Rev., Ser. B, F.N.M.A.                       Aa                5.85        7/01/17        500         494,615
   Univ. of Hawaii Fac. Hsg. Proj., A.M.B.A.C.                   Aaa               5.65       10/01/16        500         487,670
Honolulu City & Cnty.,
   Ref. & Impvt., Ser. B, F.G.I.C.                               Aaa               5.50       10/01/11        900         899,037
   Water Sys. Rev.                                               Aa                5.80        7/01/16        500         497,040
Maui Cnty., Ser. A, M.B.I.A.                                     Aaa               5.65        6/01/10        570         573,352
Puerto Rico Comnwlth., Gen. Oblig.                               Baa1              6.45        7/01/17        500         525,965
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                        Baa1              5.00        7/01/12        600         538,032
Puerto Rico Hwy. & Trans. Auth. Rev., Ser. V                     Baa1              6.375       7/01/08        500         526,240
Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                               AAA(c)            6.125       8/01/25        500         508,635
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.               Aaa               6.25        7/01/16        500         522,800
   Hosp. Auxilio Mutuo Oblig. Grp. Proj., M.B.I.A.               Aaa               6.25        7/01/24        250         258,827
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                      Aaa               6.00        7/01/14        250         253,498
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa               5.449       1/16/15      1,000         961,670
Puerto Rico Univ. Sys. Rev., Ser. M, M.B.I.A.                    Aaa               5.25        6/01/25        750         692,550
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B                                     BBB-(c)           7.375      10/01/10        300         323,319
   Ref. Matching Loan Notes, Ser. A                              NR                7.25       10/01/18        250         265,335
                                                                                                                      -----------
Total long-term investments (cost $14,327,900)                                                                         14,765,832
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments             PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.9%
Puerto Rico Comnwlth., Gov't Dev. Bank., Ser. 85, F.R.W.D.
   (cost $300,000)                                               VMIG1             3.10%       9/04/96   $    300     $   300,000
                                                                                                                      -----------
Total Investments--98.2%
(cost $14,627,900; Note 5)                                                                                             15,065,832
Other assets in excess of liabilities--1.8%                                                                               269,107
                                                                                                                      -----------
Net Assets--100%                                                                                                      $15,334,939
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
  F.G.I.C.--Financial Guaranty Insurance Company.
  F.H.A.--Federal Housing Administration.
  F.N.M.A.--Federal National Mortgage Association.
  F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
  F.S.A.--Financial Security Assurance.
  M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          HAWAII INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $14,627,900)..................................................................      $  15,065,832
Cash......................................................................................................             40,121
Interest receivable.......................................................................................            203,652
Deferred expenses and other assets........................................................................             64,310
Due from Manager..........................................................................................             41,472
Receivable for Series shares sold.........................................................................             31,814
Due from broker-variation margin..........................................................................              4,938
                                                                                                                ---------------
   Total assets...........................................................................................         15,452,139
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             76,933
Payable for Series shares reacquired......................................................................             19,590
Dividends payable.........................................................................................             13,441
Distribution fee payable..................................................................................              5,536
Deferred trustees' fees...................................................................................              1,700
                                                                                                                ---------------
   Total liabilities......................................................................................            117,200
                                                                                                                ---------------
Net Assets................................................................................................      $  15,334,939
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      12,775
   Paid-in capital in excess of par.......................................................................         14,911,740
                                                                                                                ---------------
                                                                                                                   14,924,515
   Accumulated net realized loss on investments...........................................................            (36,759  )
   Net unrealized appreciation on investments.............................................................            447,183
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  15,334,939
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($3,800,184 / 316,580 shares of beneficial interest issued and outstanding).........................               $12.00
   Maximum sales charge (3% of offering price)............................................................                .37
   Maximum offering price to public.......................................................................             $12.37
Class B:
   Net asset value, offering price and redemption price per share
      ($10,126,267 / 843,579 shares of beneficial interest issued and outstanding)........................             $12.00
Class C:
   Net asset value, offer price and redemption price per share
      ($1,408,488 / 117,335 shares of beneficial interest issued and outstanding).........................             $12.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
HAWAII INCOME SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
                                                   August 31,
Net Investment Income                                 1996
                                                 ---------------
Income
   Interest...................................     $   835,223
                                                 ---------------
Expenses
   Management fee.............................          71,610
   Distribution fee--Class A..................           3,620
   Distribution fee--Class B..................          47,993
   Distribution fee--Class C..................           8,274
   Custodian's fees and expenses..............          64,000
   Reports to shareholders....................          41,000
   Registration fees..........................          36,000
   Amortization of organization expense.......          20,976
   Audit fee expenses.........................          12,300
   Legal fees and expenses....................          10,000
   Transfer agent's fees and expenses.........           5,500
   Trustees' fees and expenses................           3,900
   Miscellaneous..............................           4,411
                                                 ---------------
      Total expenses..........................         329,584
   Less: Management fee waiver................          (7,161)
       Expense subsidy........................        (212,409)
                                                 ---------------
      Net expenses............................         110,014
                                                 ---------------
Net investment income.........................         725,209
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................          57,939
   Financial futures contract transactions....        (101,589)
                                                 ---------------
                                                       (43,650)
                                                 ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments................................         (57,716)
   Financial futures contracts................          23,782
                                                 ---------------
                                                       (33,934)
                                                 ---------------
Net loss on investments.......................         (77,584)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $   647,625
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
HAWAII INCOME SERIES
Statement of Changes in Net Assets

                                                      September
                                                         19,
                                                        1994*
                                      Year Ended       through
Increase (Decrease)                   August 31,      August 31,
in Net Assets                            1996            1995
                                     ------------    ------------
Operations
   Net investment income..........   $    725,209    $    457,043
   Net realized gain (loss) on
      investment transactions.....        (43,650)         94,967
   Net change in unrealized
      appreciation (depreciation)
      of investments..............        (33,934)        481,117
                                     ------------    ------------
   Net increase in net assets
      resulting from operations...        647,625       1,033,127
                                     ------------    ------------
Dividends and Distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................       (194,875)       (140,503)
      Class B.....................       (478,063)       (299,569)
      Class C.....................        (52,271)        (16,971)
                                     ------------    ------------
                                         (725,209)       (457,043)
                                     ------------    ------------
   Distributions from net realized
      gains
      Class A.....................        (22,739)             --
      Class B.....................        (58,916)             --
      Class C.....................         (6,421)             --
                                     ------------    ------------
                                          (88,076)             --
                                     ------------    ------------
Series share transactions (net of
   share conversions) (Note 6):
   Net proceeds from shares
      sold........................      3,550,148      13,508,423
   Net asset value of shares
      issued
      in reinvestment of dividends
      and distributions...........        434,866         199,822
   Cost of shares reacquired......     (1,563,629)     (1,205,115)
                                     ------------    ------------
   Net increase in net assets from
      Series share transactions...      2,421,385      12,503,130
                                     ------------    ------------
Total increase....................      2,255,725      13,079,214
Net Assets
Beginning of period...............     13,079,214              --
                                     ------------    ------------
End of period.....................   $ 15,334,939    $ 13,079,214
                                     ------------    ------------
                                     ------------    ------------

------------
* Commencement of investment operations.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Hawaii Income Series (the ``Series'') commenced investment operations on September 19, 1994. The Series is non-diversified and seeks to provide the maximum amount of income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital by investing in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $98,700 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending September 1999.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $7,161 ($0.006 per share for Class A, B, and C shares; .05% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $7,200 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $37,500 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $4,200 for the services of PMFS. As of August 31, 1996, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy

PMF has agreed to subsidize expenses so that total operating expenses do not exceed .45%, .85% and 1.10% of the average net assets of the Class A shares, Class B shares and Class C shares, respectively, until further notice. For the fiscal year ended August 31, 1996, PMF subsidized $212,409 ($0.17 per share for Class A, B and C shares; 1.48% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $4,466,168 and $2,553,985, respectively.

At August 31, 1996, the Series sold 60 financial futures contracts on the U.S. Treasury Index of which 40 expire in September 1996 and 20 expire in December 1996. The value at disposition of such contracts is $652,063. The value of such contracts on August 31, 1996 was $642,812, thereby resulting in an unrealized gain of $9,251.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               HAWAII INCOME SERIES
--------------------------------------------------------------------------------
August 31, 1996, net unrealized appreciation for federal income tax purposes was $437,932 (gross unrealized appreciation--$464,899; gross unrealized depreciation--$26,967).

The Series will elect to treat net realized capital losses of approximately $31,150 incurred in the ten month period ended August 31, 1996 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 6. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Of the 1,277,494 shares of beneficial interest issued and outstanding at August 31, 1996, PMF owned 171,821 shares. Transactions in shares of beneficial interest for the fiscal year ended August 31, 1996 and the period ended August 31, 1995 were as follows:

Class A                                    Shares       Amount
---------------------------------------   --------    ----------
Year ended August 31, 1996:
Shares sold............................     36,885    $  448,439
Shares issued in reinvestment of
  dividends and distributions..........      4,000        48,647
Shares reacquired......................    (10,531)     (126,891)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................     30,354       370,195
Shares issued upon conversion from
  Class B..............................     11,406       137,525
                                          --------    ----------
Net increase in shares outstanding.....     41,760    $  507,720
                                          --------    ----------
                                          --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    279,870    $3,255,106
Shares issued in reinvestment of
  dividends............................      1,566        18,665
Shares reacquired......................    (10,702)     (123,633)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................    270,734     3,150,138
Shares issued upon conversion from
  Class B..............................      4,086        49,084
                                          --------    ----------
Net increase in shares outstanding.....    274,820    $3,199,222
                                          --------    ----------
                                          --------    ----------
Class B                                    Shares       Amount
---------------------------------------   --------    ----------
Year ended August 31, 1996:
Shares sold............................    204,563    $2,491,095
Shares issued in reinvestment of
  dividends and distributions..........     28,137       342,549
Shares reacquired......................   (115,555)   (1,409,389)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................    117,145     1,424,255
Shares reacquired upon conversion into
  Class A..............................    (11,406)     (137,525)
                                          --------    ----------
Net increase in shares outstanding.....    105,739    $1,286,730
                                          --------    ----------
                                          --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    816,861    $9,471,988
Shares issued in reinvestment of
  dividends............................     14,410       171,145
Shares reacquired......................    (89,345)   (1,066,264)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................    741,926     8,576,869
Shares reacquired upon conversion into
  Class A..............................     (4,086)      (49,084)
                                          --------    ----------
Net increase in shares outstanding.....    737,840    $8,527,785
                                          --------    ----------
                                          --------    ----------
Class C
---------------------------------------
Year ended August 31, 1996:
Shares sold............................     50,226    $  610,614
Shares issued in reinvestment of
  dividends and distributions..........      3,592        43,670
Shares reacquired......................     (2,216)      (27,349)
                                          --------    ----------
Net increase in shares outstanding.....     51,602    $  626,935
                                          --------    ----------
                                          --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................     66,136    $  781,329
Shares issued in reinvestment of
  dividends............................        845        10,012
Shares reacquired......................     (1,248)      (15,218)
                                          --------    ----------
Net increase in shares outstanding.....     65,733    $  776,123
                                          --------    ----------
                                          --------    ----------
---------------
* Commencement of investment operations.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                            Class A                          Class B                 Class C
                                                  ----------------------------     ----------------------------     ----------
                                                                 September 19,                    September 19,
                                                     Year           1994(b)           Year           1994(b)           Year
                                                    Ended           Through          Ended           Through          Ended
                                                  August 31,      August 31,       August 31,      August 31,       August 31,
                                                     1996            1995             1996            1995             1996
                                                     -----            -----        ----------         -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $12.13          $ 11.64         $  12.13         $ 11.64          $12.13
                                                     -----            -----        ----------         -----           -----
Income from investment operations
Net investment income(d)......................         .66              .58              .61             .54             .57
Net realized and unrealized gain on investment
   transactions...............................        (.05)             .49             (.05)            .49            (.05)
                                                     -----            -----        ----------         -----           -----
   Total from investment operations...........         .61             1.07              .56            1.03             .52
                                                     -----            -----        ----------         -----           -----
Less distributions
Dividends from net investment income..........        (.66)            (.58)            (.61)           (.54)           (.57)
Distributions from net realized gains.........        (.08)              --             (.08)             --            (.08)
                                                     -----            -----        ----------         -----           -----
   Total distributions........................        (.74)            (.58)            (.69)           (.54)           (.65)
                                                     -----            -----        ----------         -----           -----
Net asset value, end of period................      $12.00          $ 12.13         $  12.00         $ 12.13          $12.00
                                                     -----            -----        ----------         -----           -----
                                                     -----            -----        ----------         -----           -----
TOTAL RETURN(c):..............................        5.01%            9.42%            4.60%           9.03%           4.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $3,800          $ 3,333         $ 10,126         $ 8,949          $1,409
Average net assets (000)......................      $3,620          $ 2,778         $  9,599         $ 6,270          $1,103
Ratios to average net assets:(d)
   Expenses, including distribution fees......         .45%             .46%(a)          .85%            .86%(a)        1.10%
   Expenses, excluding distribution fees......         .35%             .36%(a)          .35%            .36%(a)         .35%
   Net investment income......................        5.38%            5.32%(a)         4.98%           5.03%(a)        4.74%
Portfolio turnover rate.......................          18%              75%              18%             75%             18%

                                                September 19,
                                                   1994(b)
                                                   Through
                                                 August 31,
                                                    1995
                                                     -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.64
                                                     -----

Income from investment operations
Net investment income(d)......................         .51
Net realized and unrealized gain on investment
   transactions...............................         .49
                                                     -----

   Total from investment operations...........        1.00
                                                     -----

Less distributions
Dividends from net investment income..........        (.51)
Distributions from net realized gains.........          --
                                                     -----

   Total distributions........................        (.51)
                                                     -----

Net asset value, end of period................     $ 12.13
                                                     -----
                                                     -----

TOTAL RETURN(c):..............................        8.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $   797
Average net assets (000)......................     $   373
Ratios to average net assets:(d)
   Expenses, including distribution fees......        1.11%(a)
   Expenses, excluding distribution fees......         .36%(a)
   Net investment income......................        4.79%(a)
Portfolio turnover rate.......................          75%

---------------
(a) Annualized.
(b) Commencement of investment operations.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
(d) Net of expense subsidy and management fee waiver.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report              HAWAII INCOME SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Hawaii Income Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Hawaii Income Series as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets and the financial highlights for the year then ended and the period September 19, 1994 (commencement of investment operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Hawaii Income Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.3%
---------------------------------------------------------------------------------------------------------------------------------
Attleboro Massachusetts, Gen. Oblig., A.M.B.A.C.                 Aaa              5.125%      12/01/15    $ 1,000     $   924,420
Boston Mass. Ind. Dev. Fin. Auth., Swr. Fac. Rev.,
   Harbor Electric Energy Co. Proj.                              Baa1             7.375        5/15/15      1,500       1,599,465
Boston Mass. Rev., Boston City Hospital, F.H.A.                  Aa               5.75         2/15/23      2,000       1,916,160
Brockton Massachusetts Gen. Oblig.                               Baa1             6.125        6/15/18      1,030       1,035,099
Gloucester Massachusetts Gen. Oblig., F.S.A.                     Aaa              5.50        11/15/13      2,000       1,960,600
Holyoke Massachusetts Gen. Oblig., School Proj., M.B.I.A.        Aaa              8.10         6/15/05        700         832,265
Lowell Massachusetts Gen. Oblig.                                 Aaa              7.625        2/15/10        750(e)      856,695
Lynn Mass. Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.        Aaa              7.25        12/01/10      2,100(e)    2,347,149
Mass. Bay Trans. Auth., Gen. Trans., Ser. B, A.M.B.A.C.          Aaa              5.375        3/01/25      1,000         933,190
Mass. St. Gen. Oblig.,
   Ser. A                                                        A                Zero         8/01/06        665         396,945
   Ser. A, A.M.B.A.C.                                            Aaa              5.00         7/01/12      1,000         935,470
   Ser. C, F.G.I.C.                                              Aaa              6.00         8/01/09      1,500       1,585,725
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Beth Israel Hospital, A.M.B.A.C.                              Aaa              8.623(d)     7/01/25      1,500       1,486,875
   Dana Farber Cancer Proj., Ser. G-1                            A1               6.25        12/01/22        625         626,931
   Faulkner Hospital, Ser. C                                     Baa1             6.00         7/01/23      1,500       1,370,370
   Holyoke Hospital, Ser. B                                      Baa1             6.50         7/01/15      1,500       1,429,965
   Jordan Hospital, Ser. C                                       A-(c)            6.875       10/01/22      1,350       1,396,764
   Med Academic & Scientific A                                   A-(c)            6.625        1/01/15      1,000       1,030,430
   Newton-Wellesley Hospital, M.B.I.A.                           Aaa              5.875        7/01/15      1,000         995,960
   Newton-Wellesley Hospital, M.B.I.A.                           Aaa              6.00         7/01/18      1,000         999,900
   Valley Regional Hlth. Sys.                                    AAA(c)           7.00         7/01/10        825         933,397
   Valley Regional Hlth. Sys., Ser. B                            Aaa              8.00         7/01/18      1,000(e)    1,132,760
   Winchester Hospital, Ser. D                                   AAA(c)           5.75         7/01/24      2,000       1,893,820
Mass. St. Hsg. Fin. Agcy. Hsg. Rev., Sngl. Fam. Mtge., Ser.
   6                                                             Aa               8.10        12/01/14      1,755       1,848,278
Mass. St. Ind. Fin. Agcy. Rev.,
   Brooks School                                                 A                5.95         7/01/23        640         619,142
   Cape Cod Hlth. Sys.                                           Aaa              8.50        11/15/20      2,000(e)    2,323,140
   Phillips Academy                                              Aa1              5.375        9/01/23      1,695       1,566,960
Mass. St. Mun. Wholesale Elec. Co. Pwr. Supply Sys. Rev.,
   Ser. A, A.M.B.A.C.                                            Aaa              5.00         7/01/14      1,500       1,350,645
Mass. St. Port Authority Rev., Ser. B                            Aa               5.00         7/01/18      1,000         871,410
Mass. St. Water Pollution Abatement Trust,
   Water Pollution Rev.                                          Aa               6.00         8/01/05      1,000       1,060,860
   Water Pollution Rev.                                          Aa               6.375        2/01/15      1,000       1,050,850
Mass. St. Water Res. Auth., Ser. B, M.B.I.A.                     Aaa              6.25        12/01/11      1,000       1,078,800
Palmer Massachusetts Gen. Oblig., Ser. F, A.M.B.A.C.             Aaa              7.30         3/01/10        500(e)      552,395
Plymouth County Corr. Facs. Proj., Cert. of Part., Ser. A        A-(c)            7.00         4/01/22        500         549,870

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Commonwealth,
   Aqueduct & Swr. Auth. Rev., M.B.I.A.                          Aaa               6.00%       7/01/07   $  1,000     $ 1,070,690
   Gen. Oblig.                                                   Baa1              5.25        7/01/18      1,000         899,200
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        7/01/10      1,000       1,154,440
   Gen. Oblig., F.S.A.                                           Aaa               7.958(d)    7/01/20      1,250       1,220,312
   Hwy. & Trans. Auth. Rev., Ser. T                              Baa1              6.625       7/01/18      1,380 (e)   1,533,263
Puerto Rico Electric Pwr. Auth. Pwr. Rev., Ser. T                Baa1              6.375       7/01/24      1,000       1,040,260
Quabbin Mass. Reg. School Dist., Jr.-Sr. High Sch. Proj.,
   M.B.I.A.                                                      Aaa               5.50        6/15/06      1,045       1,069,537
                                                                                                                      -----------
Total long-term investments (cost $46,726,526)                                                                         49,480,407
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--1.6%
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Cap. Asset Prog.,
   Ser. D, M.B.I.A., F.R.D.D.                                    VMIG1             3.75        9/03/96        700         700,000
Mass. St. Ind. Fin. Agcy., Pollution Control Rev. Ser. 92
   F.R.D.D.                                                      VMIG1             3.60        9/03/96        100         100,000
                                                                                                                      -----------
Total short-term investments (cost $800,000)                                                                              800,000
                                                                                                                      -----------
                                                                                            Expiration
OUTSTANDING CALL OPTION PURCHASED                                                              Date      Contracts(f)
                                                                                            ----------   ---------
U.S. Treasury Bond Future, expiring Sept. '96 @ $114.00
(cost $18,435)                                                   NR                   --       9/21/96         50             781
Total Investments--98.9%
(cost $47,544,961; Note 4)                                                                                             50,281,188
Other assets in excess of liabilities --1.1%                                                                              580,698
                                                                                                                      -----------
Net Assets--100%                                                                                                      $50,861,886
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(f) One contract equals $1,000 face value.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $47,544,961)..................................................................      $  50,281,188
Cash......................................................................................................             63,452
Interest receivable.......................................................................................            637,161
Receivable for Series shares sold.........................................................................             34,829
Deferred expenses and other assets........................................................................              1,507
                                                                                                                ---------------
   Total assets...........................................................................................         51,018,137
                                                                                                                ---------------
Liabilities
Accrued expenses..........................................................................................             81,993
Dividends payable.........................................................................................             39,686
Management fee payable....................................................................................             19,675
Distribution fee payable..................................................................................             12,197
Deferred trustees' fees...................................................................................              2,700
                                                                                                                ---------------
   Total liabilities......................................................................................            156,251
                                                                                                                ---------------
Net Assets................................................................................................      $  50,861,886
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      44,098
   Paid-in capital in excess of par.......................................................................         47,510,044
                                                                                                                ---------------
                                                                                                                   47,554,142
   Accumulated net realized gain on investments...........................................................            571,517
   Net unrealized appreciation on investments.............................................................          2,736,227
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  50,861,886
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($28,058,042 / 2,431,996 shares of beneficial interest issued and outstanding)......................               $11.54
   Maximum sales charge (3% of offering price)............................................................                .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.90
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($22,758,409 / 1,973,880 shares of beneficial interest issued and outstanding)......................             $11.53
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offer price and redemption price per share
      ($45,435 / 3,941 shares of beneficial interest issued and outstanding)..............................             $11.53
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $ 3,296,943
                                                 ---------------
Expenses
   Management fee.............................         269,415
   Distribution fee--Class A..................          28,091
   Distribution fee--Class B..................         128,755
   Distribution fee--Class C..................             304
   Reports to shareholders....................          86,000
   Custodian's fees and expenses..............          75,000
   Registration fees..........................          50,000
   Transfer agent's fees and expenses.........          35,000
   Audit fee and expenses.....................          12,300
   Legal fees and expenses....................          12,000
   Trustees' fees and expenses................           3,900
   Miscellaneous..............................           4,289
                                                 ---------------
      Total expenses..........................         705,054
      Less: Management fee waiver.............         (26,941)
         Custodian fee credit.................          (4,246)
                                                 ---------------
   Net expenses...............................         673,867
                                                 ---------------
Net investment income.........................       2,623,076
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,055,600
   Financial futures transactions.............         (57,631)
   Written options transactions...............          16,842
                                                 ---------------
                                                     1,014,811
                                                 ---------------
Net change in unrealized depreciation on:
   Investments................................      (1,098,536)
                                                 ---------------
Net loss on investments.......................         (83,725)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,539,351
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended August 31,
In Net Assets                            1996           1995
Operations
   Net investment income............  $ 2,623,076    $ 3,002,835
   Net realized gain on investment
      transactions..................    1,014,811        294,358
   Net change in unrealized
      appreciation/depreciation of
      investments...................   (1,098,536)       871,511
                                      -----------    -----------
   Net increase in net assets
      resulting from operations.....    2,539,351      4,168,704
                                      -----------    -----------
Dividends and distributions (Note 1)
   Dividends from net investment
      income
      Class A.......................   (1,420,826)      (884,881)
      Class B.......................   (1,200,467)    (2,117,251)
      Class C.......................       (1,783)          (703)
                                      -----------    -----------
                                       (2,623,076)    (3,002,835)
                                      -----------    -----------
   Distributions from net realized
      gains
      Class A.......................     (162,429)            --
      Class B.......................     (151,088)            --
      Class C.......................         (242)            --
                                      -----------    -----------
                                         (313,759)            --
                                      -----------    -----------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares sold....    2,218,216      3,105,413
   Net asset value of shares issued
      in reinvestment of
      dividends.....................    1,723,072      1,755,219
   Cost of shares reacquired........   (8,587,851)    (7,833,814)
                                      -----------    -----------
   Net decrease in net assets from
      Series share transactions.....   (4,646,563)    (2,973,182)
                                      -----------    -----------
   Total decrease...................   (5,044,047)    (1,807,313)
Net Assets
Beginning of year...................   55,905,933     57,713,246
                                      -----------    -----------
End of year.........................  $50,861,886    $55,905,933
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions.

The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $26,941 ($0.01 per share; .05% of average net assets) until further notice. The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI''), became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares for distribution-related activities at an annual rate of up to .30 of 1%,
 .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $6,700 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1996, it received approximately $41,400 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1996, the Series incurred fees of approximately $25,300 for the services of PMFS. As of August 31, 1996, approximately $2,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1996, were $9,435,421 and $12,728,317, respectively.

The cost basis of investments for federal income tax purposes, at August 31, 1996, was $47,653,790 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $2,627,398 (gross unrealized appreciation--$2,867,364, gross unrealized depreciation--$239,966).

Transactions in written options during the year ended August 31, 1996 were as follows:

                                       Number of    Premiums
                                       Contracts    Received
                                       ---------    --------
Options written......................         75    $ 16,842
Options expired......................        (75)    (16,842)
                                       ---------    --------
Options outstanding at August 31,
  1996...............................          0    $      0
                                       ---------    --------
                                       ---------    --------

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the year ended August 31, 1996 and fiscal year ended August 31, 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      41,217    $    487,329
Shares issued in reinvestment of
  dividends and distributions.......      80,396         943,108
Shares reacquired...................    (389,160)     (4,544,162)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (267,547)     (3,113,725)
Shares issued upon conversion from
  Class B...........................     333,272       3,892,048
                                      ----------    ------------
Net increase in shares
  outstanding.......................      65,725    $    778,323
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      32,229    $    365,268
Shares issued in reinvestment of
  dividends and distributions.......      44,959         516,523
Shares reacquired...................    (153,318)     (1,754,945)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (76,130)       (873,154)
Shares issued upon conversion from
  Class B...........................   2,240,731      25,201,555
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,164,601    $ 24,328,401
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     144,346    $  1,689,531
Shares issued in reinvestment of
  dividends and distributions.......      66,308         777,976
Shares reacquired...................    (343,488)     (4,032,383)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (132,834)     (1,564,876)
Shares reacquired upon conversion
  into Class A......................    (333,455)     (3,892,048)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (466,289)   $ (5,456,924)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     241,751    $  2,725,137
Shares issued in reinvestment of
  dividends and distributions.......     111,056       1,237,961
Shares reacquired...................    (546,923)     (6,076,741)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (194,116)     (2,113,643)
Shares reacquired upon conversion
  into Class A......................  (2,242,679)    (25,201,555)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,436,795)   $(27,315,198)
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................       3,492    $     41,356
Shares issued in reinvestment of
  dividends and distributions.......         170           1,988
Shares reacquired...................        (958)        (11,306)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       2,704    $     32,038
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................       1,340    $     15,008
Shares issued in reinvestment of
  dividends.........................          65             735
Shares reacquired...................        (187)         (2,128)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,218    $     13,615
                                      ----------    ------------
                                      ----------    ------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                       Class A
                                               -------------------------------------------------------
                                                                Year Ended August 31,
                                               -------------------------------------------------------
                                                  1996         1995        1994       1993       1992
                                               ----------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $  11.63      $ 11.37     $12.17     $11.50     $10.94
                                               ----------     -------     ------     ------     ------
Income from investment operations
Net investment income........................        .59(a)       .65(a)     .67        .68        .69
Net realized and unrealized gain (loss) on
   investment transactions...................       (.02)         .26       (.73)       .67        .56
                                               ----------     -------     ------     ------     ------
   Total from investment operations..........        .57          .91       (.06)      1.35       1.25
                                               ----------     -------     ------     ------     ------
Less distributions
Dividends from net investment income.........       (.59)        (.65)      (.67)      (.68)      (.69)
Distributions from net realized gains........       (.07)          --       (.07)        --         --
                                               ----------     -------     ------     ------     ------
   Total distributions.......................       (.66)        (.65)      (.74)      (.68)      (.69)
                                               ----------     -------     ------     ------     ------
Net asset value, end of year.................   $  11.54      $ 11.63     $11.37     $12.17     $11.50
                                               ----------     -------     ------     ------     ------
                                               ----------     -------     ------     ------     ------
TOTAL RETURN(b):.............................       4.93%        8.33%      (.58)%    12.10%     11.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................   $ 28,058      $27,525     $2,293     $2,325     $  903
Average net assets (000).....................   $ 28,091      $15,837     $2,578     $1,336     $  770
Ratios to average net assets:
   Expenses, including distribution fees.....       1.06%(a)      .97%(a)    .87%       .95%       .99%
   Expenses, excluding distribution fees.....        .96%(a)      .87%(a)    .77%       .85%       .89%
   Net investment income.....................       5.06%(a)     5.59%(a)   5.60%      5.79%      6.14%
Portfolio turnover rate......................         18%          36%        33%        56%        32%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                      MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                       Class B                                  Class C
                                               -------------------------------------------------------     ------------------
                                                                                                               Year Ended
                                                                Year Ended August 31,                          August 31,
                                               -------------------------------------------------------     ------------------
                                                1996        1995        1994        1993        1992        1996        1995
                                               -------     -------     -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........  $ 11.62     $ 11.36     $ 12.17     $ 11.49     $ 10.94     $ 11.62     $11.36
                                               -------     -------     -------     -------     -------     -------     ------
Income from investment operations
Net investment income........................      .54(a)      .60(a)      .61         .63         .64         .51(a)     .57(a)
Net realized and unrealized gain (loss) on
   investment transactions...................     (.02)        .26        (.74)        .68         .55        (.02)       .26
                                               -------     -------     -------     -------     -------     -------     ------
   Total from investment operations..........      .52         .86        (.13)       1.31        1.19         .49        .83
                                               -------     -------     -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income.........     (.54)       (.60)       (.61)       (.63)       (.64)       (.51)      (.57)
Distributions from net realized gains........     (.07)         --        (.07)         --          --        (.07)        --
                                               -------     -------     -------     -------     -------     -------     ------
   Total distributions.......................     (.61)       (.60)       (.68)       (.63)       (.64)       (.58)      (.57)
                                               -------     -------     -------     -------     -------     -------     ------
Net asset value, end of year.................  $ 11.53     $ 11.62     $ 11.36     $ 12.17     $ 11.49     $ 11.53     $11.62
                                               -------     -------     -------     -------     -------     -------     ------
                                               -------     -------     -------     -------     -------     -------     ------
TOTAL RETURN(b):.............................     4.51%       7.90%      (1.15)%     11.77%      11.23%       4.26%      7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................  $22,758     $28,367     $55,420     $61,121     $53,449     $    45     $   14
Average net assets (000).....................  $25,751     $39,455     $59,544     $55,965     $50,607     $    41     $   14
Ratios to average net assets:
   Expenses, including distribution fees.....     1.46%(a)    1.34%(a)    1.27%       1.35%       1.39%       1.72%(a)   1.60%(a)
   Expenses, excluding distribution fees.....      .96%(a)     .84%(a)     .77%        .85%        .89%        .97%(a)    .85%(a)
   Net investment income.....................     4.66%(a)    5.37%(a)    5.20%       5.39%       5.74%       4.39%(a)   5.07%(a)
Portfolio turnover rate......................       18%         36%         33%         56%         32%         18%        36%

                                               August 1,
                                                1994(d)
                                                through
                                               August 31,
                                                  1994
                                                  -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........    $11.41
                                                  -----

Income from investment operations
Net investment income........................       .04
Net realized and unrealized gain (loss) on
   investment transactions...................      (.05)
                                                  -----

   Total from investment operations..........      (.01)
                                                  -----

Less distributions
Dividends from net investment income.........      (.04)
Distributions from net realized gains........        --
                                                  -----

   Total distributions.......................      (.04)
                                                  -----

Net asset value, end of year.................    $11.36
                                                  -----
                                                  -----

TOTAL RETURN(b):.............................     (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................    $  216(e)
Average net assets (000).....................    $   15(e)
Ratios to average net assets:
   Expenses, including distribution fees.....      1.57%(c)
   Expenses, excluding distribution fees.....       .82%(c)
   Net investment income.....................      5.06%(c)
Portfolio turnover rate......................        33%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Amounts are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report               MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Boston Wtr. & Swr. Comm., Ser. 94A, F.R.W.D.                     VMIG1            3.10%        9/05/96    $ 1,300     $ 1,300,000
Brazos River Auth. Poll. Ctrl. Rev.,
   Texas Util. Elec. Co. A, Ser. 95A, F.R.D.D.                   VMIG1            3.95         9/03/96      1,300       1,300,000
   Texas Util. Elec. Co., Ser. 95C, F.R.D.D.                     VMIG1            4.00         9/03/96        200         200,000
Chicopee Mass., Gen. Oblig., Ser. 96, F.S.A.                     Aaa              6.00         8/01/97        600         611,201
Dracut Mass., Gen. Oblig., A.M.B.A.C.                            Aaa              6.00         6/01/97        740         752,373
Fitchburg Mass., Gen. Oblig., Ser. 96, A.M.B.A.C.                Aaa              5.50         3/01/97      1,200       1,212,824
Holyoke Poll. Ctrl. Rev., Ser. 88, F.R.W.D.                      A-1+(c)          3.10         9/04/96        900         900,000
Mashpee Mass., Ser. 96, B.A.N.                                   NR               4.00         2/07/97      1,500       1,501,890
Mass. Edl. Loan Auth. Rev., Issue E, Ser. 96A, F.R.W.D.          A-1+(c)          3.40         9/04/96      1,500       1,500,000
Mass. Mun. Whsl. Elec. Co. Pwr. Supply Sys. Rev., Ser. 94C,
   F.R.W.D.                                                      VMIG1            3.35         9/04/96      2,500       2,500,000
Mass. St., Gen. Oblig., Ded. Inc.Tax, Ser. 90B, F.R.D.D.         VMIG1            3.65         9/03/96      1,700       1,700,000
Mass. St. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ., Ser. 85H, T.E.C.P.                              VMIG1            3.50        10/17/96      2,000       2,000,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D., M.B.I.A.                VMIG1            3.55         9/03/96        600         600,000
   Cap. Asset Prog., Ser. D, F.R.D.D., M.B.I.A.                  VMIG1            3.75         9/03/96      1,200       1,200,000
   Harvard Univ., Ser. 89L, T.E.C.P.                             VMIG1            3.55        12/13/96      1,300(d)    1,300,000
Mass. St. Hsg. Fin. Agcy. Rev.,
   Long Opt Per. Ser. 11, A.N.N.O.T., A.M.B.A.C.                 Aaa              4.00         9/01/97      1,695       1,695,000
   Multi Family Rev., Ser. A, G.N.M.A., F.R.W.D.                 A-1+(c)          3.35         9/04/96      1,000       1,000,000
Mass. St. Ind. Fin. Agcy. Ind. Rev.,
   Bradford College, Ser. 95A, F.R.W.D.                          VMIG1            3.40         9/04/96      1,500       1,500,000
   Edgewood Retirement, Ser. 95C, F.R.W.D.                       VMIG1            3.45         9/04/96      2,500       2,500,000
   Goddard House, Ser. 95, F.R.W.D.                              A-1(c)           3.55         9/05/96      2,000       2,000,000
   Hazen Paper Co., Ser. 95, F.R.W.D.                            A-2(c)           3.60         9/05/96      1,350       1,350,000
   Nutramax Prods. Inc., Ser. 96A, F.R.W.D.                      A-1+(c)          3.55         9/05/96      2,000       2,000,000
   Ocean Spray Cranberries Inc. Proj., Ser. 84, A.N.N.O.T.       A+(c)            3.95        10/15/96      1,400       1,400,000
   Riverdale Mills, Ser. 95, F.R.W.D.                            A-2(c)           3.60         9/05/96      1,300       1,300,000
   United Med. Corp. Issue, Ser. 92, F.R.W.D.                    P-1              3.35         9/04/96        700         700,000
Mass. St. Ind. Fin. Agcy. Poll. Ctrl. Rev., New England
   Pwr. Co.
   Proj., Ser. 93A, T.E.C.P.                                     VMIG1            3.70        10/09/96      2,000       2,000,000
Mass. St. Wtr. Res. Auth., Fltg. Rate Rcpts., Ser. SG17,
   F.R.W.D.,
   A.M.B.A.C.                                                    A-1+(c)          3.60         9/05/96      1,440       1,440,000
Mass. St.. Port. Auth. Rev., Multi Modal Rev. Ref.,
   Ser.95B, F.R.D.D.                                             VMIG1            3.85         9/03/96      2,400       2,400,000
Town of Milford Mass., Gen. Oblig., M.B.I.A.                     Aaa              4.50         8/15/97        608         611,936
Natick Mass., Gen. Oblig., Ser. 96, B.A.N.                       NR               3.70         5/22/97      1,000       1,000,346
Needham Mass., Gen. Oblig., Ser. 96                              Aa               4.75         5/15/97        865         871,327
North Attleborough Mass., Gen. Oblig., Ser. 93A, M.B.I.A.        Aaa              3.80         1/15/97        728         728,168
Northampton Mass., Gen. Oblig., Ser. 96, M.B.I.A.                Aaa              4.25         5/15/97        752         754,552
Peabody Mass., Gen. Oblig., Ser. 96, B.A.N.                      NR               4.15         8/15/97      1,000       1,002,887
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fac., Fin.
   Auth. Rev.,
   Pharmaceuticals, Ser. 83A, A.N.N.O.T.                         AAA(c)           3.80        12/01/96      2,000       2,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Revere Hsg. Auth. Multifamily Mtge. Rev., Waters Edge Apts.
   Proj., Ser. 91C, F.R.W.D., F.S.A.                             A-1(c)           4.00%        9/06/96    $ 1,990     $ 1,990,000
                                                                                                                      -----------
Total Investments--96.7%
(cost $48,822,504;(e))                                                                                                 48,822,504
Other assets in excess of liabilities--3.3%                                                                             1,688,908
                                                                                                                      -----------
Net Assets--100%                                                                                                      $50,511,412
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation. A.N.N.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilitie          MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at amortized cost which approximates market value............................................        $48,822,504
Cash......................................................................................................             83,642
Receivable for investments sold...........................................................................          3,748,179
Receivable for Series shares sold.........................................................................            446,889
Interest receivable.......................................................................................            274,359
Other assets..............................................................................................              1,488
                                                                                                                ---------------
   Total assets...........................................................................................         53,377,061
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................          1,710,679
Payable for Series shares reacquired......................................................................          1,055,065
Accrued expenses..........................................................................................             63,707
Dividends payable.........................................................................................             25,098
Management fee payable....................................................................................              5,460
Distribution fee payable..................................................................................              2,940
Deferred trustees' fees...................................................................................              2,700
                                                                                                                ---------------
   Total liabilities......................................................................................          2,865,649
                                                                                                                ---------------
Net Assets................................................................................................        $50,511,412
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................        $   505,114
   Paid-in capital in excess of par.......................................................................         50,006,298
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................        $50,511,412
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($50,511,412 / 50,511,412 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).....................                $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................    $   1,978,034
                                               ---------------
Expenses
   Management fee...........................          273,444
   Distribution fee.........................           68,361
   Custodian's fees and expenses............           60,000
   Reports to shareholders..................           32,000
   Transfer agent's fees and expenses.......           25,000
   Registration fees........................           15,000
   Amortization of organization expenses....           11,150
   Audit fees and expenses..................           10,800
   Legal fees and expenses..................            5,000
   Trustees' fees and expenses..............            3,900
   Insurance expense........................            1,000
   Miscellaneous............................            2,148
                                               ---------------
      Total expenses........................          507,803
   Less: Management fee waiver..............         (205,083)
      Custodian fee credit..................           (6,728)
                                               ---------------
      Net expenses..........................          295,992
                                               ---------------
Net investment income.......................        1,682,042
                                               ---------------
Realized Loss on Investments
Net realized loss on investment
   transactions.............................             (130)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................    $   1,681,912
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                                Year Ended August 31,
in Net Assets                          1996               1995
Operations
   Net investment income........   $    1,682,042     $    1,349,006
   Net realized loss on
      investment transactions...             (130)              (663)
                                  ---------------    ---------------
   Net increase in net assets
      resulting from
      operations................        1,681,912          1,348,343
                                  ---------------    ---------------
Dividends to shareholders (Note
   1)...........................       (1,681,912)        (1,348,343)
                                  ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
   sold.........................      264,188,977        209,358,640
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................        1,637,636          1,276,924
   Cost of shares reacquired....     (272,137,014)      (191,091,855)
                                  ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions........       (6,310,401)        19,543,709
                                  ---------------    ---------------
Total increase (decrease).......       (6,310,401)        19,543,709
Net Assets
Beginning of year...............       56,821,813         37,278,104
                                  ---------------    ---------------
End of year.....................   $   50,511,412     $   56,821,813
                                  ---------------    ---------------
                                  ---------------    ---------------

--------------------------------------------------------------------------------
                                          See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $51,000 in organization and initial registration expenses. Such amount was deferred and amortized over the period of 60 months ended July 1996.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the year ended August 31, 1996, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the year ended August 31, 1996 amounted to $205,083 ($.004 per share; .375% of average net assets).

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Series reimbursed PMFD and PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $22,800 for the services of PMFS. As of August 31, 1996, approximately $1,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                    Year Ended August 31,
                                                                   -------------------------------------------------------
                                                                    1996        1995        1994        1993        1992
                                                                   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
Net investment income and realized gains(a)....................       .031        .031        .019        .021        .034
Dividends and distributions to shareholders....................      (.031)      (.031)      (.019)      (.021)      (.034)
                                                                   -------     -------     -------     -------     -------
Net asset value, end of year...................................    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                   -------     -------     -------     -------     -------
                                                                   -------     -------     -------     -------     -------
TOTAL RETURN(b):...............................................       3.12%       3.10%       1.89%       2.17%       3.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................................    $50,511     $56,822     $37,278     $36,608     $18,019
Average net assets (000).......................................    $54,689     $42,919     $42,427     $32,246     $15,477
Ratios to average net assets:(a)
   Expenses, including distribution fees.......................       .554%       .627%       .620%       .365%       .125%
   Expenses, excluding distribution fees.......................       .429%       .502%       .495%       .240%        .00%
   Net investment income.......................................       3.08%       3.14%       1.86%       2.11%       3.20%

---------------
(a) Net of management fee waiver and/or expense subsidy.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.5%
---------------------------------------------------------------------------------------------------------------------------------
Baltimore Conv. Ctr. Rev., F.G.I.C.                              Aaa              5.75%        9/01/08   $  1,075     $ 1,095,694
Baltimore Econ. Dev. Lease Rev., Armistead Partnership           BBB+(c)          7.00         8/01/11      1,000       1,050,410
Baltimore Rev., Ref. Wastewater Proj., Ser. A, F.G.I.C.          Aaa              5.50         7/01/26      1,100       1,042,910
Charles Cnty.                                                    Aa               5.50         3/01/05        665         685,941
Charles Cnty.                                                    Aa               5.50         3/01/06        695         713,626
Gaithersburg Hosp. Fac. Rev., Ref. Impvt. Shady Grove
   Adventist Hosp., F.S.A.                                       Aaa              5.50         9/01/15      1,000         959,060
Gaithersburg Nursing Home Rev., Ref. Shady Grove Adventist
   Hosp., F.S.A.                                                 Aaa              5.50         9/01/15      1,000         959,060
Harford Cnty.                                                    Aa               5.50         3/01/06      1,500       1,545,885
Kent Cnty., Coll. Rev. Proj. & Ref., Washington Coll. Proj.      Baa              7.70         7/01/18        750         812,573
Maryland St. & Local Facs., Second Ser.                          Aaa              5.125       10/15/10      1,500       1,452,300
Maryland St. Hlth. & Higher Edl. Facs., Auth. Rev.,
   Doctor's Comn. Hosp.                                          Baa              5.50         7/01/24      1,000         860,580
   Howard Cnty. Gen. Hosp.                                       Baa1             5.50         7/01/21      1,000         868,970
   Proj. & Ref. Mercy Medical Center, F.S.A.                     Aaa              5.75         7/01/26      1,800       1,754,748
Maryland St. Hsg. & Cmnty. Dev. Admin.,
   Sngl. Fam. Mtge. Rev. Prog., Sixth Ser.                       Aa               7.125        4/01/14        705         722,569
   Sngl. Fam. Mtge. Rev. Prog., Third Ser.                       Aa               8.00         4/01/18        750         763,282
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. For
   Physics                                                       BBB(c)           6.625        1/01/17      1,000       1,008,150
Maryland St. Trans. Auth., Baltimore Washington Int'l.
   Airport, F.G.I.C.                                             Aaa              6.25         7/01/14      1,750       1,813,542
Maryland Wtr. Quality Fin. Admin., Revolving Loan Fund
   Rev.,
   Ser. A                                                        Aa               5.90         9/01/04        565         600,267
Montgomery Cnty.,
   Cons. Pub. Impvt.                                             Aaa              9.75         6/01/01        450         547,614
   Cons. Pub. Impvt., Ser. A                                     Aaa              5.75        10/01/07      1,300       1,357,577
Northeast Waste Disp. Auth., Baltimore City Sludge Proj.         NR               7.25         7/01/07        904         923,906
Ocean City,
   M.B.I.A.                                                      Aaa              5.40        10/01/11        500         486,505
   M.B.I.A.                                                      Aaa              5.50        10/01/15      1,235       1,188,366
Prince Georges Cnty.,
   Cons. Pub. Impvt., M.B.I.A.                                   Aaa              5.25         1/01/15        750         714,315
   Hosp. Rev., Dimensions Hlth. Corp.                            A                5.30         7/01/24        750         667,297
   Pollution Control Rev., Ref. Potomac Elec. Proj.,
      M.B.I.A.                                                   Aaa              5.75         3/15/10      1,100       1,118,623
   Ref. Cons. Pub. Impvt.                                        A1               5.25        10/01/11      1,000         971,550
   Stormwater Mgmt.                                              Aa               6.50         3/15/03      1,140       1,242,338
Puerto Rico Comnwlth.,
   Aqueduct & Swr. Auth. Rev., M.B.I.A.                          Aaa              6.00         7/01/07      1,000       1,070,690
   Gen. Oblig., F.S.A.                                           Aaa              7.958 (d)    7/01/20      1,000         976,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                 PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                    MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Ind. Tourist, Edu. Med. & Env. Ctrl. Facs.,
   M.B.I.A.                                                      Aaa              6.25%        7/01/24    $ 1,250     $ 1,294,138
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa              7.065(d)     1/16/15      1,000         922,500
Takoma Park Hosp. Facs. Rev., Ref. Impvt., Washington
   Adventist Hosp., F.S.A.                                       Aaa              6.50         9/01/12      1,000       1,086,550
Washington Dist. of Columbia, Metro. Area Transit Auth.
   Rev., F.G.I.C.                                                Aaa              6.00         7/01/08      1,000       1,064,500
Washington Suburban San. Dist., Water Supply                     Aa1              5.25         6/01/14        950         904,600
                                                                                                                      -----------
Total long-term investments (cost $34,756,010)                                                                         35,246,886
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--3.5%
Puerto Rico Comnwlth.,
   Gov't. Dev. Bank, Ser. 85, F.R.W.D.                           VMIG1            3.10         9/04/96        100         100,000
   Hwy. & Trans. Auth. Rev., F.R.W.D.                            VMIG1            3.10         9/04/96      1,200       1,200,000
                                                                                                                      -----------
Total short-term investments (cost $1,300,000)                                                                          1,300,000
                                                                                                                      -----------
Total Investments--99.0%
(cost $36,056,010; Note 4)                                                                                             36,546,886
Other assets in excess of liabilities--1.0%                                                                               350,914
                                                                                                                      -----------
Net Assets--100%                                                                                                      $36,897,800
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
NR - Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MARYLAND SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1996
                                                                                                                ---------------
Investments, at value (cost $36,056,010)..................................................................        $36,546,886
Interest receivable.......................................................................................            643,847
Other assets..............................................................................................              1,161
Receivable for Series shares sold.........................................................................                653
                                                                                                                ---------------
   Total assets...........................................................................................         37,192,547
                                                                                                                ---------------
Liabilities
Bank overdraft............................................................................................             71,487
Payable for Series shares reacquired......................................................................             88,264
Accrued expenses..........................................................................................             81,508
Dividends payable.........................................................................................             26,793
Management fee payable....................................................................................             14,372
Distribution fee payable..................................................................................              9,623
Deferred trustees' fees...................................................................................              2,700
                                                                                                                ---------------
   Total liabilities......................................................................................            294,747
                                                                                                                ---------------
Net Assets................................................................................................        $36,897,800
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................        $    34,329
   Paid-in capital in excess of par.......................................................................         35,939,039
                                                                                                                ---------------
                                                                                                                   35,973,368
   Accumulated net realized gain on investments...........................................................            433,556
   Net unrealized appreciation on investments.............................................................            490,876
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................        $36,897,800
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($18,338,535 / 1,707,253 shares of beneficial interest issued and outstanding)......................               $10.74
   Maximum sales charge (3.0% of offering price)..........................................................                .33
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.07
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($18,512,086 / 1,721,298 shares of beneficial interest issued and outstanding)......................             $10.75
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($47,179 / 4,387 shares of beneficial interest issued and outstanding)..............................             $10.75
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $ 2,210,285
                                                 ---------------
Expenses
   Management fee.............................         192,126
   Distribution fee--Class A..................          18,483
   Distribution fee--Class B..................          99,492
   Distribution fee--Class C..................             324
   Custodian's fees and expenses..............          66,000
   Reports to shareholders....................          43,000
   Registration fees..........................          36,000
   Transfer agent's fees and expenses.........          31,000
   Audit fee and expenses.....................          12,300
   Legal fees and expenses....................          10,000
   Trustees' fees and expenses................           3,900
   Miscellaneous..............................           9,154
                                                 ---------------
      Total expenses..........................         521,779
   Less: Management fee waiver................         (19,213)
      Custodian fee credit....................         (17,574)
                                                 ---------------
      Net expenses............................         484,992
                                                 ---------------
Net investment income.........................       1,725,293
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions....................         786,866
   Financial futures contracts................         191,897
   Written options transactions...............          13,504
                                                 ---------------
                                                       992,267
                                                 ---------------
Net change in unrealized
   appreciation/depreciation of:
   Investments................................        (677,782)
   Financial futures contracts................           4,219
                                                 ---------------
                                                      (673,563)
                                                 ---------------
Net gain on investments.......................         318,704
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,043,997
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1996            1995
Operations
   Net investment income..........   $  1,725,293    $  2,185,896
   Net realized gain (loss) on
      investment transactions.....        992,267        (429,571)
   Net change in unrealized
      appreciation/depreciation of
      investments.................       (673,563)        442,801
                                     ------------    ------------
   Net increase in net assets
      resulting from operations...      2,043,997       2,199,126
                                     ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................       (867,743)       (561,997)
      Class B.....................       (855,800)     (1,621,246)
      Class C.....................         (1,750)         (2,653)
                                     ------------    ------------
                                       (1,725,293)     (2,185,896)
                                     ------------    ------------
   Distributions from net realized
      gains
      Class A.....................             --         (21,234)
      Class B.....................             --        (419,138)
      Class C.....................             --            (255)
                                     ------------    ------------
                                               --        (440,627)
                                     ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      2,762,194       2,121,739
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      1,114,649       1,744,018
   Cost of shares reacquired......     (6,489,419)    (18,256,314)
                                     ------------    ------------
   Net decrease in net assets from
      Series share transactions...     (2,612,576)    (14,390,557)
                                     ------------    ------------
Total decrease....................     (2,293,872)    (14,817,954)
Net Assets
Beginning of year.................     39,191,672      54,009,626
                                     ------------    ------------
End of year.......................   $ 36,897,800    $ 39,191,672
                                     ------------    ------------
                                     ------------    ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements              MARYLAND SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Maryland Series (the ``Series'') commenced investment operations in January, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the writen option. There were no written options outstanding at August 31, 1996.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MARYLAND SERIES
--------------------------------------------------------------------------------
to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $19,213 ($0.006 per share for Class A, B and C shares; .05% of average net assets) until further notice. The Series' is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensates PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $4,400 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to an affiliated broker-dealer which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1996, it received approximately $33,400 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $23,900 for the services of PMFS. As of August 31, 1996, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1996 were $15,255,672 and $16,830,152, respectively.


--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements            MARYLAND SERIES
--------------------------------------------------------------------------------
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1996, net unrealized appreciation of investments for federal income tax purposes is $490,876 (gross unrealized appreciation--$836,497; gross unrealized depreciation $345,621).

The Fund utilized its capital loss carryforward of approximately $399,100 to offset the Series net taxable gains realized and recognized in the fiscal year ended August 31, 1996.

Transactions in written options during the period ended August 31, 1996 were as follows:

                                      Number
                                        of          Premiums
                                     Contracts      Received
                                    -----------    ----------
Options written...................           60     $  13,504
Options expired...................         )(60       (13,504)
                                    -----------    ----------
Options outstanding at August 31,
  1996                                        0     $       0
                                    -----------    ----------
                                    -----------    ----------

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1996 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1996:
Shares sold........................       58,783    $    649,434
Shares issued in reinvestment of
  dividends........................       53,117         575,999
Shares reacquired..................     (308,466)     (3,328,355)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (196,566)     (2,102,922)
Shares issued upon conversion from
  Class B..........................      240,370       2,604,069
                                      ----------    ------------
Net increase in shares
  outstanding......................       43,804    $    501,147
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................       30,696    $    321,277
Shares issued in reinvestment of
  dividends and distributions......       36,276         380,528
Shares reacquired..................     (516,337)     (5,397,762)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (449,365)     (4,695,957)
Shares issued upon conversion from
  Class B..........................    1,858,567      19,167,920
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,409,202    $ 14,471,963
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1996:
Shares sold........................      192,644    $  2,088,999
Shares issued in reinvestment of
  dividends........................       49,517         537,616
Shares reacquired..................     (287,898)     (3,130,338)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (45,737)       (503,723)
Shares reacquired upon conversion
  into Class A.....................     (240,066)     (2,604,069)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (285,803)   $ (3,107,792)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................      168,521    $  1,765,335
Shares issued in reinvestment of
  dividends and distributions......      133,516       1,361,503
Shares reacquired..................   (1,235,993)    (12,775,937)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (933,956)     (9,649,099)
Shares reacquired upon conversion
  into Class A.....................   (1,856,766)    (19,167,920)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,722)   $(28,817,019)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1996:
Shares sold........................        2,200    $     23,761
Shares issued in reinvestment of
  dividends........................           96           1,034
Shares reacquired..................       (2,795)        (30,726)
                                      ----------    ------------
Net decrease in shares
  outstanding......................         (499)   $     (5,931)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................        3,361    $     35,127
Shares issued in reinvestment of
  dividends and distributions......          194           1,987
Shares reacquired..................       (8,221)        (82,615)
                                      ----------    ------------
Net decrease in shares
  outstanding......................       (4,666)   $    (45,501)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         MARYLAND SERIES
--------------------------------------------------------------------------------

                                                             Class A
                                      -----------------------------------------------------
                                                      Year Ended August 31,
                                      -----------------------------------------------------
                                       1996        1995        1994        1993       1992
                                      -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   year.............................  $ 10.66     $ 10.66     $ 11.64     $11.11     $10.67
                                      -------     -------     -------     ------     ------
Income from investment operations
Net investment income...............      .51(a)      .53(a)      .57        .62        .63
Net realized and unrealized gain
   (loss) on investment
   transactions.....................      .08         .10        (.77)       .65        .44
                                      -------     -------     -------     ------     ------
   Total from investment
      operations....................      .59         .63        (.20)      1.27       1.07
                                      -------     -------     -------     ------     ------
Less distributions
Dividends from net investment
   income...........................     (.51)       (.53)       (.57)      (.62)      (.63)
Distributions from net realized
   gains............................       --        (.10)       (.21)      (.12)        --
                                      -------     -------     -------     ------     ------
   Total distributions..............     (.51)       (.63)       (.78)      (.74)      (.63)
                                      -------     -------     -------     ------     ------
Net asset value, end of year........  $ 10.74     $ 10.66     $ 10.66     $11.64     $11.11
                                      -------     -------     -------     ------     ------
                                      -------     -------     -------     ------     ------
TOTAL RETURN(b):....................     5.58%       6.32%      (1.75)%    11.89%     10.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......  $18,339     $17,726     $ 2,709     $2,930     $1,335
Average net assets (000)............  $18,484     $11,341     $ 2,877     $2,068     $1,080
Ratios to average net assets:
   Expenses, including distribution
      fees..........................     1.10%(a)    1.30%(a)     .95%       .96%       .96%
   Expenses, excluding distribution
      fees..........................     1.00%(a)    1.20%(a)     .85%       .86%       .86%
   Net investment income............     4.69%(a)    4.96%(a)    5.18%      5.51%      5.80%
Portfolio turnover rate.............       42%         49%         40%        41%        34%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MARYLAND SERIES
--------------------------------------------------------------------------------

                                                              Class B                                        Class C
                                      -------------------------------------------------------     -----------------------------
                                                       Year Ended August 31,                          Year Ended August 31,
                                      -------------------------------------------------------     -----------------------------
                                       1996        1995        1994        1993        1992           1996             1995
                                      -------     -------     -------     -------     -------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................  $ 10.67     $ 10.67     $ 11.65     $ 11.12     $ 10.68        $10.67          $  10.67
                                      -------     -------     -------     -------     -------         -----            ------
Income from investment operations
Net investment income...............      .47(a)      .49(a)      .53         .58         .59           .44(a)            .47(a)
Net realized and unrealized gain
   (loss) on investment
   transactions.....................      .08         .10        (.77)        .65         .44           .08               .10
                                      -------     -------     -------     -------     -------         -----            ------
   Total from investment
      operations....................      .55         .59        (.24)       1.23        1.03           .52               .57
                                      -------     -------     -------     -------     -------         -----            ------
Less distributions
Dividends from net investment
   income...........................     (.47)       (.49)       (.53)       (.58)       (.59)         (.44)             (.47)
Distributions from net realized
   gains............................       --        (.10)       (.21)       (.12)         --            --              (.10)
                                      -------     -------     -------     -------     -------         -----            ------
   Total distributions..............     (.47)       (.59)       (.74)       (.70)       (.59)         (.44)             (.57)
                                      -------     -------     -------     -------     -------         -----            ------
Net asset value, end of period......  $ 10.75     $ 10.67     $ 10.67     $ 11.65     $ 11.12        $10.75          $  10.67
                                      -------     -------     -------     -------     -------         -----            ------
                                      -------     -------     -------     -------     -------         -----            ------
TOTAL RETURN(b):....................     5.16%       5.88%      (2.13)%     11.43%       9.90%         4.90%             5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....  $18,512     $21,414     $51,198     $57,598     $51,313        $   47          $     52
Average net assets (000)............  $19,898     $33,497     $55,223     $53,780     $50,970        $   43          $     58
Ratios to average net assets:
   Expenses, including distribution
      fees..........................     1.50%(a)    1.55%(a)    1.35%       1.36%       1.37%         1.75%(a)          1.82%(a)
   Expenses, excluding distribution
      fees..........................     1.00%(a)    1.05%(a)     .85%        .86%        .87%         1.00%(a)          1.07%(a)
   Net investment income............     4.30%(a)    4.84%(a)    4.77%       5.11%       5.42%         4.05%(a)          4.55%(a)
Portfolio turnover rate.............       42%         49%         40%         41%         34%           42%               49%
                                      August 1,
                                       1994(d)
                                       through
                                      August 31,
                                         1994
                                      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................   $  10.70

                                      ----------
Income from investment operations
Net investment income...............        .05
Net realized and unrealized gain
   (loss) on investment
   transactions.....................       (.03)

                                      ----------
   Total from investment
      operations....................        .02

                                      ----------
Less distributions
Dividends from net investment
   income...........................       (.05)
Distributions from net realized
   gains............................         --

                                      ----------
   Total distributions..............       (.05)

                                      ----------
Net asset value, end of period......   $  10.67

                                      ----------
                                      ----------
TOTAL RETURN(b):....................        .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....   $    102
Average net assets (000)............   $     31
Ratios to average net assets:
   Expenses, including distribution
      fees..........................       2.21%(c)
   Expenses, excluding distribution
      fees..........................       1.47%(c)
   Net investment income............       4.75%(c)
Portfolio turnover rate.............         40%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report              MARYLAND SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Maryland Series as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments               PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                  MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.0%
---------------------------------------------------------------------------------------------------------------------------------
Adams Twnshp. Michigan Sch. Dist. Gen. Oblig., A.M.B.A.C.        Aaa              6.60%       5/01/24    $  1,000     $ 1,076,300
Avondale Michigan Sch. Dist., A.M.B.A.C.
   Oakland Cnty., Gen. Oblig.                                    Aaa              5.75        5/01/14         665         659,121
   Oakland Cnty., Gen. Oblig.                                    Aaa              5.80        5/01/15         525         521,168
   Oakland Cnty., Gen. Oblig.                                    Aaa              5.80        5/01/16         550         544,225
Brandon Sch. Dist. Gen. Oblig., F.G.I.C.
   Oakland & Lapeer Cnty.                                        Aaa              5.70        5/01/12       1,155       1,152,528
   Oakland & Lapeer Cnty.                                        Aaa              5.875       5/01/26       1,310       1,296,258
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.          Aaa              6.30        5/01/15         250         261,878
Canton Charter Twnshp. Bldg. Auth.,
   Wayne Cnty. Golf Course,
      F.S.A.                                                     Aaa              4.75        1/01/12         450         405,787
      F.S.A.                                                     Aaa              4.75        1/01/13         500 (e)     446,475
      F.S.A.                                                     Aaa              4.75        1/01/14         500         438,565
      F.S.A.                                                     Aaa              4.75        1/01/11         450         409,707
Central Michigan Univ. Rev.                                      A                7.00       10/01/10         700 (f)     772,142
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A, F.S.A.         Aaa              6.875       5/01/09       1,000       1,061,590
Detroit Sewage Disp. Rev., Ser. 1993 A, F.G.I.C.                 Aaa              7.476       7/01/23       1,000 (d)     898,750
Detroit St. Aid, Gen. Oblig.                                     Baa              5.625       5/01/97       1,500 (f)   1,517,355
Detroit Wtr. Supply Sys. Rev.,
   F.G.I.C.                                                      Aaa              4.75        7/01/19       1,000         853,330
   Ser. B, M.B.I.A.                                              Aaa              5.55        7/01/12       1,000         989,540
Dickinson Cnty. Mem. Hosp. Sys. Rev.                             Ba1              8.00       11/01/14       1,000       1,056,830
East Detroit Michigan Sch. Dist. Rfdg., F.G.I.C.                 Aaa              6.625       5/01/07       1,600       1,783,376
Ferris St. Univ. Gen. Rev., A.M.B.A.C.                           Aaa              5.80       10/01/05         440         462,088
Grand Ledge Public Sch. Dist., M.B.I.A.                          Aaa              5.375       5/01/24       1,480       1,384,066
Grand Rapids San. Swr. Sys. Rev.                                 A1               7.00        1/01/16         500         537,375
Guam Pwr. Auth. Rev., Ser. A                                     BBB(c)           6.625      10/01/14       1,000       1,020,180
Holland Sch. Dist., A.M.B.A.C.                                   Aaa              Zero        5/01/15       2,400         783,072
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa              Zero        5/01/10       3,500 (e)   1,604,050
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A                                                        A                7.25        7/01/05         500         530,965
Kirtland Comm. College Dist., Gen. Oblig., M.B.I.A.              Aaa              4.625       5/01/16       1,025         881,480
Lincoln Park Michigan Sch. Dist.,
   F.G.I.C                                                       Aaa              7.00        5/01/20       1,500       1,663,800
   F.G.I.C.                                                      Aaa              5.90        5/01/26         750         745,762
Mason Public Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa              5.40        5/01/21       2,000       1,883,080

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments               PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                  MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Michigan Higher Ed., Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A.                                                      Aaa              7.55%      10/01/08    $    500     $   509,215
Michigan Pub. Pwr. Agcy. Rev., Belle River Proj., Ser. A         A1               5.00        1/01/19       1,000         881,110
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                         Baa1             8.25        7/01/12       2,000       2,132,940
   Henry Ford Hosp.                                              Aaa              9.00        5/01/08       2,340 (f)   3,015,792
   Hosp. Genesys Hlth.                                           Baa              8.125      10/01/21       1,000       1,092,380
   Hosp. Genesys Hlth.                                           Baa              7.50       10/01/27         500         519,960
Michigan St. Hsg. Dev. Auth. Rev.,
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(c)            7.15        4/01/10         810         845,989
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(c)            7.70        4/01/23         500         528,405
   Sngl. Fam. Mtge., Ser. A                                      AA+(c)           7.70       12/01/16         370         375,879
Michigan St. Strategic Fund Ltd. Obligated Rev.,
   Waste Mgmt. Inc. Proj.,                                       A1               6.625      12/01/12       2,000       2,132,420
Michigan St. Trunk Line Hwy.,
   Ser. A, A.M.B.A.C.                                            Aaa              Zero       10/01/05       2,600       1,610,726
   Ser. A, A.M.B.A.C.                                            Aaa              Zero       10/01/06       1,250         727,450
Michigan St. Underground Storage Tank Fin. Assurance Auth.
   Rev., A.M.B.A.C.                                              Aaa              6.00        5/01/06       2,000 (e)   2,117,100
Michigan St. Univ. Rev., Ser. A, A.M.B.A.C.                      Aaa              5.125       2/15/16       1,000 (e)     922,950
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., F.G.I.C.      Aaa              7.65        9/01/20       2,000 (e)   2,200,720
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A.                                                      Aaa              5.00        2/01/22         520         459,368
   M.B.I.A                                                       Aaa              4.00        2/01/23         550         410,382
   M.B.I.A                                                       Aaa              4.00        2/01/24         585         434,199
Oak Park, Gen. Oblig.,
   A.M.B.A.C.                                                    Aaa              7.00        5/01/11         375 (f)     420,188
   A.M.B.A.C.                                                    Aaa              7.00        5/01/12         400 (f)     448,200
Posen Cons. Sch. Dist., Sch. Dist. No. 9, M.B.I.A.               Aaa              6.75        5/01/22       1,000  e)(f)   1,114,950
Puerto Rico Commonwlth. Hwy. Auth. Rev., Ser. Q                  AAA(c)           7.75        7/01/16       1,500  e)(f)   1,697,430
Puerto Rico Commonwlth. Gen. Oblig., M.B.I.A.                    Aaa              7.887       7/01/08       1,000 (d)   1,043,750
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N                        Baa1             7.125       7/01/14         920         989,846
Puerto Rico Ind. Tourist Edu., Med. & Envir. Ctrl. Facs.,
   M.B.I.A.                                                      Aaa              6.25        7/01/24       1,000       1,035,310
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.                                                    Aaa              5.25        7/01/15       1,000         940,660
Univ. of Michigan Rev.,
   Pkg. Sys. Rfdg.                                               Aa1              5.00        6/01/15         500         450,890
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR               7.40        7/01/11         500         521,490

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments               PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                  MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Wayne Cnty. Bldg. Auth., Ser. A                                  Baa              8.00%       3/01/17    $  1,250 (f) $ 1,450,800
Western Michigan Univ. Gen. Rev., F.G.I.C.                       Aaa              5.00        7/15/21         500         439,290
Wyandotte Elec. Rev., M.B.I.A.                                   Aaa              6.25       10/01/08       2,000       2,167,860
                                                                                                                      -----------
Total long-term investments (cost $58,607,375)                                                                         61,278,492
SHORT-TERM INVESTMENTS--0.2%
Midland Cnty. Econ. Dev. Auth., Dow Chemical Co. Proj.,
   F.R.D.D., Ser. 93A                                            P1               3.90        9/03/96         100         100,000
                                                                                                                      -----------
Total short-term investments (cost $100,000)                                                                              100,000
                                                                                                                      -----------
Total Investments--96.2%
(cost $ 58,707,375; Note 4)                                                                                            61,378,492
Other assets in excess of liabilities--3.8%                                                                             2,434,888
                                                                                                                      -----------
Net Assets--100%                                                                                                      $63,813,380
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Pledged as initial margin on financial futures contracts.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MICHIGAN SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $58,707,375)...................................................................        $61,378,492
Cash.......................................................................................................             49,780
Receivable for investments sold............................................................................          1,515,490
Interest receivable........................................................................................          1,008,208
Receivable for Series shares sold..........................................................................             30,201
Due from broker - variation margin.........................................................................             16,250
Other assets...............................................................................................              1,944
                                                                                                                 ---------------
   Total assets............................................................................................         64,000,365
                                                                                                                 ---------------
Liabilities
Accrued expenses...........................................................................................             69,930
Dividends payable..........................................................................................             51,301
Management fee payable.....................................................................................             24,617
Payable for Series shares reacquired.......................................................................             20,908
Distribution fee payable...................................................................................             17,529
Deferred trustees' fees....................................................................................              2,700
                                                                                                                 ---------------
   Total liabilities.......................................................................................            186,985
                                                                                                                 ---------------
Net Assets.................................................................................................        $63,813,380
                                                                                                                 ---------------
                                                                                                                 ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par...................................................................        $    54,483
   Paid-in capital in excess of par........................................................................         61,024,390
                                                                                                                 ---------------
                                                                                                                    61,078,873
   Accumulated net realized gain on investments............................................................             30,452
   Net unrealized appreciation on investments..............................................................          2,704,055
                                                                                                                 ---------------
Net assets, August 31, 1996................................................................................        $63,813,380
                                                                                                                 ---------------
                                                                                                                 ---------------
Class A:
   Net asset value and redemption price per share
      ($28,730,162 / 2,451,978 shares of beneficial interest issued and outstanding).......................               $11.72
   Maximum sales charge (3% of offering price).............................................................                .36
                                                                                                                 ---------------
   Maximum offering price to public........................................................................             $12.08
                                                                                                                 ---------------
                                                                                                                 ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($34,970,785 / 2,986,735 shares of beneficial interest issued and outstanding).......................              $11.71
                                                                                                                 ---------------
                                                                                                                 ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($112,433 / 9,602 shares of beneficial interest issued and outstanding)..............................              $11.71
                                                                                                                 ---------------
                                                                                                                 ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................     $ 4,079,632
                                               ---------------
Expenses
   Management fee...........................         335,620
   Distribution fee--Class A................          27,978
   Distribution fee--Class B................         195,258
   Distribution fee--Class C................             711
   Custodian's fees and expenses............          76,000
   Reports to shareholders..................          49,000
   Transfer agent's fees and expenses.......          49,000
   Registration fees........................          36,500
   Audit fees and expenses..................          12,300
   Legal fees and expenses..................          10,000
   Trustees' fees and expenses..............           3,900
   Miscellaneous............................           5,398
                                               ---------------
      Total expenses........................         801,665
   Less: Management fee waiver..............         (33,562)
       Custodian fee credit.................          (5,696)
                                               ---------------
      Net expenses..........................         762,407
                                               ---------------
Net investment income.......................       3,317,225
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions..................         208,633
   Financial futures contract
      transactions..........................          90,102
                                               ---------------
                                                     298,735
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        (441,660)
   Financial futures contracts..............          50,438
                                               ---------------
                                                    (391,222)
                                               ---------------
Net loss on investments.....................         (92,487)
                                               ---------------
>Net Increase in Net Assets
Resulting from Operations...................     $ 3,224,738
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES
Statement of Changes in Net Assets

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1996            1995
Operations
   Net investment income.........   $  3,317,225    $  3,534,666
   Net realized gain on
      investment transactions....        298,735         845,031
   Net change in unrealized
      depreciation of
      investments................       (391,222)       (108,362)
                                    ------------    ------------
   Net increase in net assets
      resulting from
      operations.................      3,224,738       4,271,335
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A....................     (1,448,506)       (898,307)
      Class B....................     (1,864,426)     (2,633,512)
      Class C....................         (4,293)         (2,847)
                                    ------------    ------------
                                      (3,317,225)     (3,534,666)
                                    ------------    ------------
   Distributions from net
      realized gains
      Class A....................       (352,642)        (12,146)
      Class B....................       (514,059)       (177,027)
      Class C....................           (412)            (43)
                                    ------------    ------------
                                        (867,113)       (189,216)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................      2,574,979       4,796,012
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      2,652,668       2,351,573
   Cost of shares reacquired.....     (9,038,280)    (13,930,082)
                                    ------------    ------------
   Net decrease in net assets
      from Series share
      transactions...............     (3,810,633)     (6,782,497)
                                    ------------    ------------
Total decrease...................     (4,770,233)     (6,235,044)
Net Assets
Beginning of year................     68,583,613      74,818,657
                                    ------------    ------------
End of year......................   $ 63,813,380    $ 68,583,613
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MICHIGAN SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Michigan Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge it's existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1996.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MICHIGAN SERIES
--------------------------------------------------------------------------------
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consist of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $33,562 ($0.006 per share for Class A, B and C shares; .05% of average net assets) until further notice. The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI''), became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI has advised the Series that it has received approximately $10,900 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $73,900 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $36,700 for the services of PMFS. As of August 31, 1996, approximately $2,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $23,145,382 and $28,297,922, respectively.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MICHIGAN SERIES
--------------------------------------------------------------------------------
At August 31, 1996, the Fund sold 20 financial futures contracts on U.S. Treasury Bonds which expire in September 1996. The value at disposition of such contracts is $2,179,188. The value of such contracts on August 31, 1996 was $2,146,250, thereby resulting in an unrealized gain of $32,938.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1996, net unrealized appreciation for federal income tax purposes was $2,671,117 (gross unrealized appreciation--$3,032,975; gross unrealized depreciation--$361,858).
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      52,406    $    620,873
Shares issued in reinvestment of
  dividends
  and distributions.................      94,877       1,134,847
Shares reacquired...................    (308,633)     (3,671,352)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (161,350)     (1,915,632)
Shares issued upon conversion from
  Class B...........................     339,773       4,040,498
                                      ----------    ------------
Net increase in shares
  outstanding.......................     178,423    $  2,124,866
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      39,300    $    455,090
Shares issued in reinvestment of
  dividends
  and distributions.................      47,423         558,002
Shares reacquired...................    (207,127)     (2,427,463)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (120,404)     (1,414,371)
Shares issued upon conversion from
  Class B...........................   1,993,537      23,087,478
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,873,133    $ 21,673,107
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1996:
Shares sold.........................     153,896    $  1,841,004
Shares issued in reinvestment of
  dividends
  and distributions.................     126,423       1,513,838
Shares reacquired...................    (444,092)     (5,262,595)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (163,773)     (1,907,753)
Shares reacquired upon conversion
  into Class A......................    (339,981)     (4,040,498)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (503,754)   $ (5,948,251)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     366,931    $  4,247,921
Shares issued in reinvestment of
  dividends
  and distributions.................     155,664       1,790,735
Shares reacquired...................  (1,004,534)    (11,502,619)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (481,939)     (5,463,963)
Shares reacquired upon conversion
  into
  Class A...........................  (1,995,260)    (23,087,478)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,477,199)   $(28,551,441)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................       9,428    $    113,102
Shares issued in reinvestment of
  dividends
  and distributions.................         334           3,983
Shares reacquired...................      (8,567)       (104,333)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,195    $     12,752
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................       8,149    $     93,001
Shares issued in reinvestment of
  dividends and distributions.......         241           2,836
                                      ----------    ------------
Increase in shares outstanding......       8,390    $     95,837
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                      B-126

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                               Class A
                                         ----------------------------------------------------
                                                        Year Ended August 31,
                                         ----------------------------------------------------
                                          1996        1995        1994       1993       1992
                                         -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...    $ 11.89     $ 11.75     $12.51     $11.90     $11.30
                                         -------     -------     ------     ------     ------
Income from investment operations
Net investment income................        .62(a)      .64(a)     .64        .67        .68
Net realized and unrealized gain
   (loss) on investment
   transactions......................       (.02)        .17       (.69)       .71        .60
                                         -------     -------     ------     ------     ------
   Total from investment
      operations.....................        .60         .81       (.05)      1.38       1.28
                                         -------     -------     ------     ------     ------
Less distributions
Dividends from net investment
   income............................       (.62)       (.64)      (.64)      (.67)      (.68)
Distributions from net realized
   gains.............................       (.15)       (.03)      (.07)      (.10)        --
                                         -------     -------     ------     ------     ------
   Total distributions...............       (.77)       (.67)      (.71)      (.77)      (.68)
                                         -------     -------     ------     ------     ------
Net asset value, end of year.........    $ 11.72     $ 11.89     $11.75     $12.51     $11.90
                                         -------     -------     ------     ------     ------
                                         -------     -------     ------     ------     ------
TOTAL RETURN(b):.....................       5.07%       7.13%     (0.38)%    11.95%     11.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........    $28,730     $27,024     $4,706     $3,814     $1,618
Average net assets (000).............    $27,978     $16,932     $4,505     $2,285     $1,235
Ratios to average net assets:
   Expenses, including distribution
      fees...........................        .91%(a)    1.02%(a)    .91%       .96%       .98%
   Expenses, excluding distribution
      fees...........................        .81%(a)     .92%(a)    .81%       .86%       .88%
   Net investment income.............       5.18%(a)    5.31%(a)   5.27%      5.51%      5.82%
Portfolio turnover rate..............         36%         33%        12%        14%        30%

---------------
(a)  Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                                                           Class C
                                                                Class B                               ------------------
                                       ----------------------------------------------------------
                                                                                                      Year Ended August
                                                         Year Ended August 31,                               31,
                                       ----------------------------------------------------------     ------------------
                                        1996           1995        1994        1993        1992        1996        1995
                                       -------        -------     -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $ 11.88        $ 11.75     $ 12.51     $ 11.90     $ 11.30     $ 11.88     $11.75
                                       -------        -------     -------     -------     -------     -------     ------
Income from investment operations
Net investment income................      .57(a)         .59(a)      .59         .62         .63         .54(a)     .56(a)
Net realized and unrealized gain
   (loss) on investment
   transactions......................     (.02)           .16        (.69)        .71         .60        (.02)       .16
                                       -------        -------     -------     -------     -------     -------     ------
   Total from investment
      operations.....................      .55            .75       (.10)        1.33        1.23         .52        .72
                                       -------        -------     -------     -------     -------     -------     ------
Less distributions
Dividends from net investment
   income............................     (.57)          (.59)       (.59)       (.62)       (.63)       (.54)      (.56)
Distributions from net realized
   gains.............................     (.15)          (.03)       (.07)       (.10)         --        (.15)      (.03)
                                       -------        -------     -------     -------     -------     -------     ------
   Total distributions...............     (.72)          (.62)       (.66)       (.72)       (.63)       (.69)      (.59)
                                       -------        -------     -------     -------     -------     -------     ------
Net asset value, end of period.......  $ 11.71        $ 11.88     $ 11.75     $ 12.51     $ 11.90     $ 11.71     $11.88
                                       -------        -------     -------     -------     -------     -------     ------
                                       -------        -------     -------     -------     -------     -------     ------
TOTAL RETURN(b):.....................     4.66%          6.60%      (0.78)%     11.51%      11.18%       4.39%      6.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $34,971        $41,459     $70,112     $70,302     $56,095        $112       $100
Average net assets (000).............  $39,052        $52,216     $72,095     $61,548     $52,137         $95        $61
Ratios to average net assets:
   Expenses, including distribution
      fees...........................     1.31%(a)       1.37%(a)    1.31%       1.36%       1.38%       1.56%(a)   1.68%(a)
   Expenses, excluding distribution
      fees...........................      .81%(a)        .87%(a)     .81%        .86%        .88%        .81%(a)    .93%(a)
   Net investment income.............     4.77%(a)       5.04%(a)    4.87%       5.11%       5.42%       4.53%(a)   4.66%(a)
Portfolio turnover rate..............       36%            33%         12%         14%         30%         36%        33%

                                       August 1,
                                        1994(d)
                                        through
                                       August 31,
                                          1994
                                       ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $11.78
                                          -----

Income from investment operations
Net investment income................       .04
Net realized and unrealized gain
   (loss) on investment
   transactions......................      (.03)
                                          -----

   Total from investment
      operations.....................       .01
                                          -----

Less distributions
Dividends from net investment
   income............................      (.04)
Distributions from net realized
   gains.............................        --
                                          -----

   Total distributions...............      (.04)
                                          -----

Net asset value, end of period.......    $11.75
                                          -----
                                          -----

TOTAL RETURN(b):.....................      0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......      $200(e)
Average net assets (000).............      $199(e)
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      2.15%(c)
   Expenses, excluding distribution
      fees...........................      1.39%(c)
   Net investment income.............      4.56%(c)
Portfolio turnover rate..............        12%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Figures are actual and not rounded to the nearest thousand.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  MICHIGAN SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Michigan Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments              PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
---------------------------------------------------------------------------------------------------------------------------------
Atlantic City Mun. Utils. Auth. Rev., Wtr. Sys.                 A-(c)            7.75%       5/01/17      $2,000 (e)   $2,236,940
Atlantic City, Gen. Oblig., Ser. A                              Baa1             Zero       11/01/06       1,490          875,301
Bergen Cnty., Utils. Auth., Wtr. Poll. Ctrl. Rev., Ser. B,
   F.G.I.C.                                                     Aaa              5.75       12/15/05       1,000        1,053,590
Camden Cnty. Mun. Utility Auth. Ref., F.G.I.C.                  Aaa              6.00        7/15/06       2,500        2,658,725
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev., M.B.I.A.      Aaa              6.80        3/01/21       2,615        2,988,527
Cinnaminson Sewage Auth. Rev.                                   NR               7.40        2/01/15       1,600(e)     1,769,392
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                         Aaa              6.00        1/01/08       5,390(e)     5,736,361
Egg Harbor Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.         Aaa              7.40        4/01/02       1,000        1,090,390
Egg Harbor Twnshp. Sch. Dist., F.S.A.                           Aaa              4.75        2/15/09       1,010          935,422
Essex Cnty. Ref., Ser. A-1, A.M.B.A.C.                          Aaa              5.375       9/01/10       2,500        2,451,825
Essex Cnty. Impvt. Auth., Ser. A, A.M.B.A.C.                    Aaa              5.50        9/01/15       3,800        3,682,504
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.                Aaa              7.00        7/01/10       2,000        2,145,800
Hammonton, Gen. Oblig., A.M.B.A.C.                              Aaa              6.85        8/15/03         500          559,640
Hammonton, Gen. Oblig., A.M.B.A.C.                              Aaa              6.85        8/15/04         500          563,180
Hammonton, Gen. Oblig., A.M.B.A.C.                              Aaa              6.85        8/15/05         500          565,660
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.                BBB-(c)          7.10        1/01/20       2,050        2,005,658
Hudson Cnty. Impvt. Auth., Solid Waste Sys. Rev.                A+(c)            6.10        7/01/20       1,500        1,507,560
Jackson Twnshp. Sch. Dist., F.G.I.C.                            Aaa              6.60        6/01/04       1,020        1,128,283
Jackson Twnshp. Sch. Dist., F.G.I.C.                            Aaa              6.60        6/01/05         940        1,043,081
Jackson Twnshp. Sch. Dist., F.G.I.C.                            Aaa              6.60        6/01/10       1,600        1,782,864
Jackson Twnshp. Sch. Dist., F.G.I.C.                            Aaa              6.60        6/01/11       1,600        1,782,992
Jersey City,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              6.00       10/01/09       2,000(f)     2,113,380
   Gen. Oblig., A.M.B.A.C.                                      Aaa              6.00       10/01/10       2,760(f)     2,904,983
   Gen. Oblig., Ser. A, F.S.A.                                  Aaa              9.25        5/15/04       4,310        5,476,243
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                         Aaa              6.60       12/01/04         450          501,570
Lakewood Twnshp., Gen. Oblig., F.G.I.C.                         Aaa              6.60       12/01/05         445          497,394
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.             Aaa              7.625       1/01/12         400          485,892
Mercer Cnty. Impvt. Auth. Rev.                                  Aa1              Zero        4/01/06       2,500        1,525,500
Middle Twnshp. Sch. Dist., F.G.I.C.                             Aaa              7.00        7/15/05       1,200        1,363,788
Middlesex Cnty. New Jersey Utils. Auth. Sewer Rev.
   Refunding Ser. A, F.G.I.C.                                   Aaa              5.375       9/15/15       2,250        2,170,710
Millburn Twnshp. Sch. Dist., Brd. of Ed.                        Aaa              5.35        7/15/13       1,140        1,106,894
Millburn Twnshp. Sch. Dist., Brd. of Ed.                        Aaa              5.35        7/15/14       1,135        1,102,130
Millburn Twnshp. Sch. Dist., Brd. of Ed.                        Aaa              5.35        7/15/16       1,150        1,109,037
Millburn Twnshp. Sch. Dist., Brd. of Ed.                        Aaa              5.35        7/15/17       1,150        1,106,312
Monmouth Cnty. Impvt. Auth. Rev.                                AA(c)            6.55        7/01/12       4,065        4,372,517

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments              PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Monmouth Cnty. Impvt. Auth. Rev.,
   Govt. Loan, F.S.A.                                           Aaa              5.25%       7/15/08      $1,900       $1,880,050
   Govt. Loan, F.S.A.                                           Aaa              5.35        7/15/10       1,980        1,947,152
   Water & Sewage Facs. Rev., M.B.I.A.                          Aaa              5.00        2/01/13       1,600        1,481,520
   Wtr. Treatment Fac., M.B.I.A.                                Aaa              6.875       8/01/12         750          822,787
Morris Cnty. Gen'l. Impt. & Park                                Aaa              5.00        7/15/14       3,180        2,942,358
Morris Cnty. Gen'l. Impt. & Park                                Aaa              5.00        7/15/15       3,180        2,917,555
New Jersey Bldg. Auth. Rev., Garden St. Svg. Bonds, Ser. A      Aa              Zero         6/15/03         890          636,813
New Jersey Econ. Dev. Auth Wtr. Fac. Rev. F.G.I.C               NR               7.966      11/01/29       5,000        4,725,000
New Jersey Econ. Dev. Auth. Rev.,
   Clara Maas Health Sys. Project, F.S.A.                       Aaa              5.00        7/01/25       3,365        2,977,015
   Ed. Testing Service, Ser. B, M.B.I.A.                        Aaa              5.90        5/15/15       2,000        2,004,520
   Ed. Testing Service, Ser. B, M.B.I.A.                        Aaa              6.25        5/15/25       5,000        5,181,100
   Nat'l. Assoc. of Accountants                                 NR               7.50        7/01/01       1,050        1,094,163
   Nat'l. Assoc. of Accountants                                 NR               7.65        7/01/09         950          991,069
   New Jersey Performing Arts Center Proj., Ser. C,
      A.M.B.A.C.                                                Aaa              5.00        6/15/15       3,320        3,004,069
   New Jersey Performing Arts Center Proj., Ser. C,
      A.M.B.A.C.                                                Aaa              5.00        6/15/16       3,485        3,153,716
New Jersey Econ. Dist. Heating & Cool., Trigen Trenton
   Proj.                                                        BBB-(c)          6.20       12/01/10         600          597,798
New Jersey Edl. Facs. Auth. Rev.,
   Higher Educ. Facs. Trust Fund, Ser. A, A.M.B.A.C.            Aaa              5.125       9/01/10       1,200        1,153,164
   New Jersy Inst. of Tech., Ser. E, M.B.I.A.                   Aaa              5.375       7/01/20       4,860        4,594,595
   Princeton Theological, Ser. B                                Aaa              5.90        7/01/26       4,500        4,514,805
   Princeton Univ. Inst. For Adv. Study, Ser. B                 Aaa              6.35        7/01/21       5,620        5,805,179
   Seton Hall Univ. Proj., Ser. D                               Baa1             7.00        7/01/21       2,000        2,083,320
   Trenton State College, Ser. A, M.B.I.A.                      Aaa              5.00        7/01/16       3,450        3,153,507
   Univ. of Medicine & Dentistry, Ser. B, A.M.B.A.C.            Aaa              5.25       12/01/15       1,500        1,419,900
   Univ. of Medicine & Dentistry, Ser. B, A.M.B.A.C.            Aaa              5.25       12/01/21       3,150        2,921,499
   Univ. of Medicine & Dentistry, Ser. B, A.M.B.A.C.            Aaa              5.25       12/01/25       1,000          924,200
New Jersey Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C.                             A                6.80        7/01/11       2,500        2,668,100
   East Orange Gen. Hosp., Ser. B                               BBB+(c)          7.75        7/01/20       2,250        2,375,370
   Helene Fuld Med. Ctr., Ser. C                                A(c)             8.00        7/01/08       2,700        2,878,632
   Helene Fuld Med. Ctr., Ser. C                                A(c)             8.125       7/01/13         500          534,160
   Intercare Hlth. Systems-JFK Ctr.                             A                7.50        7/01/07       1,000        1,055,530
   Intercare Hlth. Systems-JFK Ctr.                             A                7.625       7/01/18         945          999,517
   Jersey Shore Med. Ctr., A.M.B.A.C.                           Aaa              6.00        7/01/09       1,465        1,525,592
   Jersey Shore Med. Ctr., A.M.B.A.C.                           Aaa              6.25        7/01/21       1,500        1,546,515
   Kensington Cmnty. Med. Ctr., M.B.I.A.                        Aaa              7.00        7/01/20       3,450        3,723,551
   Rahway Hospital, Ser. B                                      Baa1             7.75        7/01/14       4,740        4,945,858
   Robert Wood Johnson Univ., Ser. C, M.B.I.A.                  Aaa              5.25        7/01/10       2,935        2,823,089
   St. Joseph's Hosp. Med. Ctr., Ser. A                         AAA(c)           5.70        7/01/11       4,375        4,294,806
   Warren Hosp.                                                 AA(c)            5.25        7/01/14       2,985        2,729,394

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments              PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New Jersey St. Hsg. & Mtge. Fin. Agcy.,
   Ser. D, M.B.I.A.                                             Aaa              7.70%      10/01/29      $3,915       $4,063,026
   Rental Housing, Ser. B                                       A+(c)            6.75       11/01/11       2,190        2,261,175
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.,          A1               6.20        1/01/10       3,035        3,245,508
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A                Aaa              6.50        1/01/09       1,000        1,098,990
New Jersey St. Tpke. Auth. Rev., Ser. C, M.B.I.A                Aaa              6.50        1/01/16       5,835        6,355,540
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser.
   A, M.B.I.A.                                                  Aaa              6.00       12/15/06       5,000        5,348,150
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser.
   A, M.B.I.A.                                                  Aaa              5.00        6/15/15       2,000        1,841,800
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser.
   B, M.B.I.A.                                                  Aaa              6.50        6/15/11       5,000        5,522,550
New Jersey St. Trans. Trust Fund Auth. Trans. Sys., Ser.
   B, M.B.I.A.                                                  Aaa              5.75        6/15/14       5,000        4,912,150
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                     Aa(c)            6.80        6/15/06         350          396,536
   Brd. of Ed., Gen. Oblig.                                     Aa(c)            6.80        6/15/07         350          397,320
   Gen. Oblig.                                                  Aa               6.40        5/15/10         545          585,025
Northfield Brd. of Ed., F.S.A                                   Aaa              5.375       7/15/14       1,390        1,339,668
Northfield Brd. of Ed., F.S.A                                   Aaa              5.375       7/15/15       1,470        1,406,908
Paterson Cnty., F.S.A.                                          Aaa              6.50        2/15/05       2,000        2,168,940
Port Auth. New York & New Jersey, Ser. 100                      A1               5.75        6/15/30       1,430        1,372,371
Port Auth. New York & New Jersey, Ser. 94                       A1               5.80       12/01/13       2,500        2,470,250
Port Auth. New York & New Jersey, Ser. 96, F.G.I.C.             Aaa              6.60       10/01/23       2,750        2,924,020
Puerto Rico Elec. Pwr. Auth. Rev.                               Baa1             6.00        7/01/12       3,295        3,310,322
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                       Baa1             6.25        7/01/17       2,800        2,832,508
Puerto Rico Elec. Pwr. Auth. Rev., Ser. S                       Baa1             6.125       7/01/08       2,300        2,438,046
Puerto Rico Hwy. Auth. Rev., Ser. R                             Baa1             6.75        7/01/05       1,000 (e)    1,091,540
Puerto Rico Hwy. Auth. Rev., Ser. S                             Baa1             6.50        7/01/22         750          829,155
Puerto Rico Ind. Tour. Edl. Hosp. Auxil., Mut. Oblig. Grp.
   Proj., M.B.I.A.                                              Aaa              6.25        7/01/24       3,000        3,105,930
Puerto Rico Public Bldgs. Auth. Rev., Guar. Gov't. Fac.,
   Ser. A, A.M.B.A.C.                                           Aaa              5.50        7/01/21       1,600        1,533,056
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                   Aaa              6.677       1/25/07       7,875        7,707,656
Rutgers St. Univ. Rev., Ser. A                                  A1               6.40        5/01/13       2,000        2,169,460
Salem Cnty. New Jersey Indus. Poll. Ctrl. Fin. Auth. Rev.,
   M.B.I.A.                                                     Aaa              5.55       11/01/33       1,250        1,175,363
South Brunswick Twnshp., Wtr. & Swr. Utils., Gen. Impvt.,       AA(c)            6.90        8/01/05         850 (e)      931,957
South Brunswick Twnshp., Wtr. & Swr. Utils., Gen. Impvt.,       AA(c)            6.90        8/01/06         850 (e)      931,957
South River Sch. Dist., F.G.I.C.                                Aaa              5.00       12/01/13       1,300        1,207,518
South River Sch. Dist., F.G.I.C.                                Aaa              5.00       12/01/14       1,300        1,197,469
South River Sch. Dist., F.G.I.C.                                Aaa              5.00       12/01/15       1,230        1,123,322
Union City Sch. Impvt., F.S.A.                                  Aaa              6.375      11/01/08       1,545        1,690,972
Union Cnty. Utils. Auth., Solid Waste Rev., Ser. A              A-(c)            7.20        6/15/14       4,850        4,880,797
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR               7.75       10/01/06       1,865        1,967,015
West Morris Regl. High Sch. Dist., Cert. of Part., B.I.G.       Aaa              7.50        3/15/09       1,500        1,601,295

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments              PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                 NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
West New York & New Jersey Mun. Util. Auth. Swr. Rev.,
   F.G.I.C.                                                     Aaa              5.125%     12/15/17       $2,050    $  1,891,269
West Windsor Regional Sch. Dist., F.G.I.C.                      Aaa              5.25       12/01/05       1,000        1,016,780
West Windsor Regional Sch. Dist., F.G.I.C.                      Aaa              5.50       12/01/13       2,600        2,557,126
West Windsor Regional Sch. Dist., F.G.I.C.                      Aaa              5.50       12/01/14       2,700        2,641,950
                                                                                                                     ------------
Total long-term investments (cost $251,910,540)                                                                      $256,969,403
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--3.9%
Port Auth. of New York & New Jersey,
   Ser. 3, F.R.D.D.                                             VMIG1            3.65        9/03/96       8,600        8,600,000
   Ser. 4, F.R.D.D.                                             VMIG1            3.80        9/03/96       1,800        1,800,000
                                                                                                                     ------------
Total short-term investments (cost $10,400,000)                                                                      $ 10,400,000
                                                                                                                     ------------
Total Investments--101.0%
(cost $ 262,310,540; Note 4)                                                                                          267,369,403
Liabilities in excess of other assets--(1.0)%                                                                          (2,600,485)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $264,768,918
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     B.I.G.--Bond Investors Guaranty Insurance Company.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Indicates a when-issued security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $262,310,540).................................................................       $ 267,369,403
Cash......................................................................................................               9,357
Interest receivable.......................................................................................           3,429,885
Receivable for Series shares sold.........................................................................              58,899
Deferred expenses and other assets........................................................................               8,351
                                                                                                                ---------------
   Total assets...........................................................................................         270,875,895
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           5,080,969
Payable for Series shares reacquired......................................................................             565,258
Dividends payable.........................................................................................             201,867
Management fee payable....................................................................................             102,850
Distribution fee payable..................................................................................              88,869
Accrued expenses and other liabilities....................................................................              64,464
Deferred trustees' fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................           6,106,977
                                                                                                                ---------------
Net Assets................................................................................................       $ 264,768,918
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     243,581
   Paid-in capital in excess of par.......................................................................         255,176,279
                                                                                                                ---------------
                                                                                                                   255,419,860
   Accumulated net realized gain on investments...........................................................           4,290,195
   Net unrealized appreciation on investments.............................................................           5,058,863
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................       $ 264,768,918
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($74,492,295 / 6,854,155 shares of beneficial interest issued and outstanding)......................               $10.87
   Maximum sales charge (3.0% of offering price)..........................................................                 .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $11.21
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($188,315,307 / 17,323,497 shares of beneficial interest issued and outstanding)....................              $10.87
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,961,316 / 180,427 shares of beneficial interest issued and outstanding).........................              $10.87
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................     $16,722,100
                                               ---------------
Expenses
   Management fee...........................       1,429,531
   Distribution fee--Class A................          61,836
   Distribution fee--Class B................       1,111,674
   Distribution fee--Class C................          13,012
   Reports to shareholders..................         139,000
   Custodian's fees and expenses............         125,000
   Transfer agent's fees and expenses.......         110,000
   Registration fees........................          61,000
   Legal fees and expenses..................          10,000
   Audit fees and expenses..................          12,300
   Trustee's fees...........................           3,900
   Miscellaneous............................           2,760
                                               ---------------
      Total expenses........................       3,080,013
      Less: Management fee waiver...........        (266,868)
          Custodian fee credit..............         (40,377)
                                               ---------------
          Net expenses......................       2,772,768
                                               ---------------
Net investment income.......................      13,949,332
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions..................       6,988,022
   Financial futures transactions...........         134,325
   Options written..........................          74,270
                                               ---------------
                                                   7,196,617
                                               ---------------
Net change in unrealized
   appreciation/depreciation on:
   Investments..............................      (8,753,100)
   Financial futures transactions...........          40,469
                                               ---------------
                                                  (8,712,631)
                                               ---------------
Net loss on investments.....................      (1,516,014)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $12,433,318
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1996               1995
Operations
   Net investment income......    $  13,949,332      $ 16,331,296
   Net realized gain on
      investment
      transactions............        7,196,617         1,258,159
   Net change in unrealized
     appreciation/depreciation
      of investments..........       (8,712,631)        1,997,149
                                -----------------    ------------
   Net increase in net assets
      resulting from
      operations..............       12,433,318        19,586,604
                                -----------------    ------------
Dividends and distributions (Note 1):
   Dividends from net
      investment income
      Class A.................       (3,208,681)       (1,712,625)
      Class B.................      (10,661,812)      (14,579,222)
      Class C.................          (78,839)          (39,449)
                                -----------------    ------------
                                    (13,949,332)      (16,331,296)
                                -----------------    ------------
   Distributions from net
      realized gains
      Class A.................         (241,413)               --
      Class B.................         (912,215)               --
      Class C.................           (5,692)               --
                                -----------------    ------------
                                     (1,159,320)               --
                                -----------------    ------------
Series share transactions (net
   of share conversions) (Note
   5):
   Net proceeds from shares
      sold....................       12,763,152        18,110,094
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........        9,004,603         9,760,545
   Cost of shares
      reacquired..............      (51,693,450)      (71,846,422)
                                -----------------    ------------
   Net decrease in net assets
      from Series share
      transactions............      (29,925,695)      (43,975,783)
                                -----------------    ------------
Total decrease................      (32,601,029)      (40,720,475)
Net Assets
Beginning of year.............      297,369,947       338,090,422
                                -----------------    ------------
End of year...................    $ 264,768,918      $297,369,947
                                -----------------    ------------
                                -----------------    ------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the ``Series'') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1996.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY SERIES
--------------------------------------------------------------------------------
to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadvisor's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1995, PMF waived 35% of its management fee. For the eight months ended August 31, 1996, PMF waived 10% of its management fee. The amount of fees waived for the year ended August 31, 1996, amounted to $266,868 ($0.019 per share for Class A, B and C shares; 0.09% of average net assets) until further notice. The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI''), became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares for distribution-related activities at an annual rate of up to .30 of 1%,
 .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $16,300 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1996, it received approximately $383,900 and $2,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1996, the Series incurred fees of approximately $102,800 for the services of PMFS. As of August 31, 1996, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY SERIES
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1996, were $169,609,043 and $204,222,142, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1996, was $262,322,690 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,046,713 (gross unrealized appreciation--$7,959,214; gross unrealized depreciation--$2,912,501).

The Series utilized its capital loss carryforward of approximately $1,724,478 to offset the Series net taxable gains realized and recognized in the fiscal year ended August 31, 1996.

Transactions in written options during the period ended August 31, 1996 were as follows:

                                       Number of    Premiums
                                       Contracts    Received
                                       ---------    --------
Options written......................        330      74,270
Options expired......................       (330)    (74,270)
                                       ---------    --------
Options outstanding at August 31,
  1996...............................          0           0
                                       ---------    --------
                                       ---------    --------

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     148,515    $  1,647,737
Shares issued in reinvestment
  of dividends and distributions....     190,011       2,098,434
Shares reacquired...................  (1,234,733)    (13,625,430)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (896,207)     (9,879,259)
Shares issued upon conversion from
  Class B...........................   3,227,199      35,525,116
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,330,992    $ 25,645,857
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     146,305    $  1,554,250
Shares issued in reinvestment
  of dividends......................     101,255       1,092,947
Shares reacquired...................    (644,816)     (6,937,778)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (397,256)     (4,290,581)
Shares issued upon conversion from
  Class B...........................   3,553,656      38,072,569
                                      ----------    ------------
Net increase in shares
  outstanding.......................   3,156,400    $ 33,781,988
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1996:
Shares sold.........................     917,780    $ 10,139,469
Shares issued in reinvestment
  of dividends and distributions....     617,603       6,835,852
Shares reacquired...................  (3,405,389)    (37,508,650)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,870,006)    (20,533,329)
Shares reacquired upon conversion
  into Class A......................  (3,227,199)    (35,525,116)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (5,097,205)   $(56,058,445)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW JERSEY SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,439,537    $ 15,328,727
Shares issued in reinvestment
  of dividends......................     811,273       8,636,803
Shares reacquired...................  (6,166,186)    (64,879,456)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (3,915,376)    (40,913,926)
Shares reacquired upon conversion
  into Class A......................  (3,553,656)    (38,072,569)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,469,032)   $(78,986,495)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................      88,262    $    975,946
Shares issued in reinvestment
  of dividends and distributions....       6,369          70,317
Shares reacquired...................     (51,020)       (559,370)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      43,611    $    486,893
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     114,493    $  1,227,117
Shares issued in reinvestment
  of dividends......................       2,852          30,795
Shares reacquired...................      (2,705)        (29,188)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     114,640    $  1,228,724
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                      Class A
                                              -------------------------------------------------------
                                                               Year Ended August 31,
                                              -------------------------------------------------------
                                               1996        1995        1994        1993        1992
                                              -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........   $ 10.98     $ 10.81     $ 11.74     $ 11.15     $ 10.73
                                              -------     -------     -------     -------     -------
Income from investment operations
Net investment income(a)...................       .57         .61         .61         .64         .67
Net realized and unrealized gain (loss) on
   investment transactions.................      (.07)        .17        (.75)        .71         .51
                                              -------     -------     -------     -------     -------
   Total from investment operations........       .50         .78        (.14)       1.35        1.18
                                              -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income.......      (.57)       (.61)       (.61)       (.64)       (.67)
Distributions from net realized gains on
   investment transactions.................      (.04)         --        (.18)       (.12)       (.09)
                                              -------     -------     -------     -------     -------
   Total distributions.....................      (.61)       (.61)       (.79)       (.76)       (.76)
                                              -------     -------     -------     -------     -------
Net asset value, end of year...............   $ 10.87     $ 10.98     $ 10.81     $ 11.74     $ 11.15
                                              -------     -------     -------     -------     -------
                                              -------     -------     -------     -------     -------
TOTAL RETURN(b):...........................      4.63%       7.55%      (1.27)%     12.57%      11.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............   $74,492     $49,666     $14,774     $15,501     $11,941
Average net assets (000)...................   $61,837     $30,290     $15,334     $13,444     $ 9,759
Ratios to average net assets:(a)
   Expenses, including distribution fees...       .67%        .55%        .58%        .61%        .48%
   Expenses, excluding distribution fees...       .57%        .45%        .48%        .51%        .38%
   Net investment income...................      5.19%       5.65%       5.42%       5.63%       6.14%
Portfolio turnover rate....................        62%         37%         34%         32%         38%
---------------

(a) Net of management and/or distribution fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                        PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                    NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                       Class B                                       Class C
                                             ------------------------------------------------------------     ---------------------
                                                                Year Ended August 31,                         Year Ended August 31,
                                             ------------------------------------------------------------     ---------------------
                                               1996         1995         1994         1993         1992          1996         1995
                                             --------     --------     --------     --------     --------     ----------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......  $  10.98     $  10.81     $  11.74     $  11.15     $  10.73       $10.98       $10.81
                                             --------     --------     --------     --------     --------       ------       ------
Income from investment operations
Net investment income(a)...................       .53          .57          .56          .59          .63          .50          .54
Net realized and unrealized gain (loss) on
   investment transactions.................      (.07)         .17         (.75)         .71          .51         (.07)         .17
                                             --------     --------     --------     --------     --------       ------       ------
   Total from investment operations........       .46          .74         (.19)        1.30         1.14          .43          .71
                                             --------     --------     --------     --------     --------       ------       ------
Less distributions
Dividends from net investment income.......      (.53)        (.57)        (.56)        (.59)        (.63)        (.50)        (.54)
Distributions from net realized gains on
   investment transactions.................      (.04)          --         (.18)        (.12)        (.09)        (.04)          --
                                             --------     --------     --------     --------     --------       ------       ------
   Total distributions.....................      (.57)        (.57)        (.74)        (.71)        (.72)        (.54)        (.54)
                                             --------     --------     --------     --------     --------       ------       ------
Net asset value, end of period.............  $  10.87     $  10.98     $  10.81     $  11.74     $  11.15       $10.87       $10.98
                                             --------     --------     --------     --------     --------       ------       ------
                                             --------     --------     --------     --------     --------       ------       ------
TOTAL RETURN(b):...........................      4.22%        7.12%       (1.67)%      12.12%       10.93%        3.96%        6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............  $188,315     $246,202     $323,077     $351,878     $295,781       $1,961       $1,502
Average net assets (000)...................  $222,235     $274,995     $343,941     $316,372     $269,318       $1,735       $  790
Ratios to average net assets:(a)
   Expenses, including distribution fees...      1.07%         .95%         .98%        1.01%         .88%        1.32%        1.20%
   Expenses, excluding distribution fees...       .57%         .45%         .48%         .51%         .38%         .57%         .45%
   Net investment income...................      4.80%        5.30%        5.02%        5.23%        5.74%        4.54%        4.99%
Portfolio turnover rate....................        62%          37%          34%          32%          38%          62%          37%
---------------
                                             August 1,
                                              1994(d)
                                              through
                                             August 31,
                                                1994
                                             ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $10.83
                                                -----
Income from investment operations
Net investment income(a)...................       .04
Net realized and unrealized gain (loss) on
   investment transactions.................      (.02)
                                                -----
   Total from investment operations........       .02
                                                -----
Less distributions
Dividends from net investment income.......      (.04)
Distributions from net realized gains on
   investment transactions.................        --
                                                -----
   Total distributions.....................      (.04)
                                                -----
Net asset value, end of period.............    $10.81
                                                -----
                                                -----
TOTAL RETURN(b):...........................      0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $  240
Average net assets (000)...................    $   11
Ratios to average net assets:(a)
   Expenses, including distribution fees...      1.29%(c)
   Expenses, excluding distribution fees...       .54%(c)
   Net investment income...................      5.06%(c)
Portfolio turnover rate....................        34%
---------------

(a) Net of management and/or distribution fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report              NEW JERSEY SERIES
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Atlantic Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.             VMIG1            3.20%        9/04/96   $  1,300     $  1,300,000
Bergen Cnty., Ser. 96, G.O.                                     Aaa              4.50         6/15/97      1,690        1,698,371
Bernards Twnshp., Ser. 96, B.A.N.                               NR               4.00         5/23/97      3,801        3,808,165
Brazos River Auth. Poll. Ctrl. Rev., Texas Util. Elec.
   Co., Ser. 95C, F.R.D.D.                                      VMIG1            4.00         9/03/96      2,000        2,000,000
Essex Cnty. Impvt. Auth. Rev., F.R.W.D.                         VMIG1            3.00         9/04/96      4,000        4,000,000
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Monsanto Co. Proj., Ser. 92, F.R.W.D.                        P-1              3.20         9/04/96      3,120        3,120,000
Hudson Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.               A-1(c)           3.50         9/05/96      4,445        4,445,000
Jersey City, B.A.N.                                             P-1              4.25         9/27/96      7,000        7,001,970
Morris Cnty., B.A.N.                                            VMIG1            3.95         8/07/97      7,000        7,001,831
New Jersey Sports & Expo. Auth., Ser. 92C, F.R.W.D.,
   M.B.I.A.                                                     VMIG1            3.15         9/05/96      4,300        4,300,000
New Jersey St. Econ. Dev. Auth.,
   Brach Jersey Ave, Ser. 86, F.R.W.D.                          P-1              3.30         9/04/96      2,200        2,200,000
   Catholic Cmnty. Svcs Proj., Ser. 93, F.R.W.D.                VMIG1            3.35         9/05/96      5,900        5,900,000
   Catholic Cmnty. Svcs Proj., Ser. 95, F.R.W.D.                VMIG1            3.35         9/05/96      2,500        2,500,000
   Chambers Cogen. Ltd., Ser. 91, T.E.C.P.                      VMIG1            3.50        10/25/96      3,000        3,000,000
   Chambers Cogen. Ltd., Ser. 91, T.E.C.P.                      VMIG1            3.50        12/16/96      4,400        4,400,000
   East Meadow Corp., Ser. 86A, F.R.W.D.                        VMIG1            3.60         9/04/96      2,675        2,675,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D.                        A-1(c)           3.25         9/05/96      1,800        1,800,000
   Franciscan Oaks Proj., Ser. 92B, F.R.W.D.                    A-1+(c)          3.30         9/04/96      1,600        1,600,000
   Hillcrest Health Svcs. Sys. Proj., Ser. 95, F.R.W.D.         P-1              3.40         9/04/96      8,000        8,000,000
   Hoffman La-Roche Inc. Proj., Ser. 93, F.R.D.D.               Aaa              3.60         9/03/96      6,800        6,800,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.40         9/05/96      1,930        1,930,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.55         9/20/96      2,360        2,360,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.55        10/24/96      2,600        2,600,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.50        12/17/96      1,500        1,500,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      P-1              3.80         9/03/96      1,700        1,700,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            4.00         9/01/97      3,635        3,635,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, S.A.O.T.          A+(c)(e)         4.10         7/01/97      4,000        4,000,000
   Office Court Assoc. Proj., F.R.W.D.                          A-1+(c)          3.45         9/04/96      1,800        1,800,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.25         9/05/96      3,000        3,000,000
   RJB Associates Ltd., F.R.W.D.                                A-1(c)           3.50         9/05/96      1,480        1,480,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1+(c)          3.15         9/04/96        200          200,000
   Thermal Energy Ltd., Ser. 95, S.A.O.T.                       NR               3.60        12/12/96      2,500        2,500,000
   Volvo America Corp, Ser. 84, F.R.W.D.                        A-1+(c)          4.015        9/04/96      1,500        1,500,000
New Jersey St. Hsg. Fin. Agcy., Ser. 92A, Q.T.P.O.T.            AA+(c)           3.75        11/01/96      3,000        3,000,000
New Jersey St. Tpke. Auth. Rev., Ser. D, F.R.W.D.,
   F.G.I.C.                                                     VMIG1            3.00         9/04/96      3,000        3,000,000
Newark Healthcare Facs. Rev., Ser. 95A, F.R.W.D.                A-1(c)           3.60         9/05/96      2,955        2,955,000
Ocean Cnty., Ser. 96, B.A.N.                                    VMIG1            4.10         7/01/97      3,000        3,008,544
Piscataway Twnshp., Ser. 96, B.A.N.                             NR               4.25         4/25/97      3,000        3,012,157

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey,
   Ser. 93, F.R.D.D.                                            VMIG1            3.65%        9/03/96   $  5,000     $  5,000,000
   Ser. 93-2, F.R.W.D.                                          P-1              3.441        9/03/96      8,000        8,000,000
   Ser. 94, F.R.D.D.                                            VMIG1            3.80         9/03/96      4,200        4,200,000
Puerto Rico Comnwlth.,
   Gov't. Dev. Bank, Ser. 85, F.R.W.D.                          VMIG1            3.10         9/04/96        400          400,000
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          A-1+(c)          3.35         9/12/96      1,300        1,300,000
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          A-1+(c)          3.45         9/12/96      2,500        2,500,000
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          A-1+(c)          3.60        10/07/96      4,000        4,000,000
Randolph Twnshp., B.A.N.                                        NR               4.25         9/06/96      3,593        3,592,642
Roxbury Twnshp., Ser. 96, B.A.N.                                NR               3.75         2/14/97      7,798        7,815,067
Salem Cnty. Ind. Poll. Ctrl. Rev., Ser. 93A, T.E.C.P.           VMIG1            3.50        12/17/96      8,000        8,000,000
Sussex Cnty., B.A.N.                                            NR               4.50         9/13/96      5,000        5,000,945
Washington Twnshp., Ser. 96, B.A.N.                             NR               3.50        10/21/96      5,334        5,335,064
West Orange Twnshp., B.A.N.                                     NR               3.75        10/03/96      3,951        3,951,843
Woodbridge., Ser. 96, T.A.N.                                    NR               3.43         2/13/97      1,250        1,248,504
                                                                                                                     ------------
Total Investments--99.8%
(amortized cost $181,075,103; (d))                                                                                    181,075,103
Other assets in excess of liabilities--0.2%                                                                               321,190
                                                                                                                     ------------
Net Assets--100%                                                                                                     $181,396,293
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Corp.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    G.O.--General Obligation.
    M.B.I.A.--Municipal Bond Investors Assurance.
    Q.T.P.O.T.--Quarterly Third Party Optional Tender.
    S.A.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(e) This security has been deemed comparable in quality to an eligible investment.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1996
                                                                                                                ---------------
Investments, at amortized cost which approximates market value............................................       $ 181,075,103
Interest receivable.......................................................................................           1,521,811
Receivable for Series shares sold.........................................................................           1,010,016
Receivable for investments sold...........................................................................             245,000
Deferred expenses and other assets........................................................................               5,318
                                                                                                                ---------------
   Total assets...........................................................................................         183,857,248
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................           2,198,593
Accrued expenses and other liabilities....................................................................              87,001
Dividends payable.........................................................................................              84,560
Management fee payable....................................................................................              77,411
Distribution fee payable..................................................................................              10,690
Deferred trustees' fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................           2,460,955
                                                                                                                ---------------
Net Assets................................................................................................       $ 181,396,293
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................       $   1,813,963
   Paid-in capital in excess of par.......................................................................         179,582,330
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................       $ 181,396,293
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($181,396,293 / 181,396,293 shares of beneficial interest
   issued and outstanding; unlimited number of shares authorized).........................................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest and discount earned...............     $ 6,925,960
                                                 ---------------
Expenses
   Management fee.............................         963,088
   Distribution fee...........................         240,772
   Transfer agent's fees and expenses.........          87,000
   Custodian's fees and expenses..............          60,000
   Reports to shareholders....................          35,000
   Registration fees..........................          24,000
   Audit fee..................................          10,800
   Legal fees.................................           5,000
   Trustee's fees.............................           3,900
   Deferred organization expenses.............           2,000
   Miscellaneous..............................           9,198
                                                 ---------------
      Total expenses..........................       1,440,758
   Less: Management fee waiver (note 2).......         (85,123)
      Custodian fee credit....................          (1,632)
                                                 ---------------
      Net expenses............................       1,354,003
                                                 ---------------
Net investment income.........................       5,571,957
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 5,571,957
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1996             1995
Operations
   Net investment income.......   $   5,571,957    $   5,328,982
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations...............       5,571,957        5,328,982
                                  -------------    -------------
Dividends to shareholders......      (5,571,957)      (5,328,982)
                                  -------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed...............     686,158,251      621,173,812
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends................       5,403,204        5,178,490
   Cost of shares reacquired...    (692,617,954)    (602,179,432)
                                  -------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......      (1,056,499)      24,172,870
                                  -------------    -------------
Total increase (decrease)......      (1,056,499)      24,172,870
Net Assets
Beginning of year..............     182,452,792      158,279,922
                                  -------------    -------------
End of year....................   $ 181,396,293    $ 182,452,792
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                          See Notes to Financial Statements.

                                          PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey State and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $32,200 in organization and initial registration expenses. Such amount was deferred and amortized over a period of 60 months ended December 1995.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. During the year ended August 31, 1996, PMF waived 25% of its management fee for the period September 1, 1995 through December 31, 1995. The amount of such fees waived for the year ended August 31, 1996 amounted to $85,123 ($.0004 per share;
 .044% of average net assets). Effective January 1, 1996 PMF ceased waiving any portion of its management fee.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Series reimbursed PMFD and PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series average daily net assets. The distribution fee is accrued daily and payable monthly.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $79,000 for the services of PMFS. As of August 31, 1996, approximately $6,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                         PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                     NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                     Year Ended August 31,
                                                  ------------------------------------------------------------
                                                    1996         1995         1994         1993         1992
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized
   gains(a)...................................         .03          .03          .02          .02          .04
Dividends and distributions...................        (.03)        (.03)        (.02)        (.02)        (.04)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL RETURN(b):..............................        2.92%        3.15%        1.90%        2.31%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $181,396     $182,453     $158,280     $163,087     $164,092
Average net assets (000)......................    $192,617     $171,223     $169,123     $170,103     $155,915
Ratios to average net assets(a):
   Expenses, including distribution fee.......         .70%         .64%         .68%         .64%         .32%
   Expenses, excluding distribution fee.......         .57%         .51%         .55%         .51%         .19%
   Net investment income......................        2.89%        3.11%        1.87%        2.02%        3.33%

---------------
(a) Net of management fee waiver and/or expense subsidy.
(b) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report               NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.9%
---------------------------------------------------------------------------------------------------------------------------------
City of Elmira, Wtr. Impt., Ser. B, A.M.B.A.C.                  Aaa              5.95%        3/01/16   $  5,395     $  5,420,087
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        BBB-(c)          6.625        7/01/12        500          513,290
   Coll. of New Rochelle                                        BBB-(c)          6.75         7/01/22      2,000        2,051,040
Dutchess Cnty. Res. Rec. Agcy. Rev., Solid Waste Mgmt.,
   Ser. A, F.G.I.C.                                             Aaa              7.50         1/01/09      1,150        1,251,534
Islip Res. Rec., Ser. B, A.M.B.A.C.                             Aaa              7.20         7/01/10      1,745        2,015,580
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.         Baa1             7.20        12/01/20      1,500        1,590,630
Met. Trans. Auth. Facs. Rev.,
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/08      8,760        4,356,260
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/09      4,445        2,057,991
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.60         7/01/09        500          502,535
   Commuter Facs., Ser. A, F.G.I.C.                             Aaa              5.70         7/01/10      1,000        1,006,760
   Commuter Facs., Ser. O                                       Baa1             5.50         7/01/17      2,500        2,307,575
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.50         7/01/08      3,630        3,629,709
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.60         7/01/09      2,900        2,897,129
   Trans. Facs. Rev., Ser. A, F.S.A.                            Aaa              5.70         7/01/10      4,600        4,603,496
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa             Zero          7/01/12      5,575        2,271,757
   Trans. Facs. Rev., Ser. N, F.G.I.C.                          Aaa             Zero          7/01/13      4,000        1,532,600
   Trans. Facs. Rev., Ser. O                                    Baa1             5.75         7/01/08      2,740        2,693,667
   Trans. Facs. Rev., Ser. O                                    Baa1             5.75         7/01/13      1,975        1,898,686
Mun. Assist. Corp. for New York City, Ser. E                    Aa               6.00         7/01/06      6,700        7,134,629
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa              6.375       11/15/14      1,000        1,055,550
   Y.M.C.A. Of Greater N.Y. Proj.                               NR               8.00         8/01/16      1,350        1,448,982
New York City, Gen. Oblig.,
   Ser. A                                                       Aaa              7.75         3/15/03      3,330(d)     3,701,928
   Ser. B                                                       Aaa              8.00         6/01/99        890(d)       972,610
   Ser. B                                                       Baa1             8.00         6/01/99        130          140,349
   Ser. B                                                       Baa1             7.50         2/01/01      4,000        4,340,000
   Ser. B                                                       Baa1             5.875        8/15/12      9,000        8,531,550
   Ser. D                                                       Baa1             8.00         8/01/03      2,500        2,785,600
   Ser. D                                                       Baa1             7.70         2/01/09      3,040        3,366,982
   Ser. F                                                       Baa1             8.20        11/15/03      3,000        3,371,400

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev.,
   City Univ., Ser. A                                           Baa1             5.75%        7/01/13   $  3,500     $  3,361,190
   City Univ. Refunding Bonds                                   Baa1             6.00         7/01/14      6,500        6,415,370
   City Univ. Sys. Cons., Ser. A                                Baa1             8.125        7/01/07      3,435        3,697,331
   City Univ. Sys. Cons., Ser. A                                Baa1             5.625        7/01/16      5,600        5,271,280
   City Univ. Sys. Cons., Ser. C, F.G.I.C.                      Aaa              7.50         7/01/10      3,500        4,181,030
   City Univ. Sys. Cons., Ser. D                                Baa1             7.00         7/01/09      1,880        2,065,913
   Coll. & Univ. Ed., M.B.I.A.                                  Aaa             Zero          7/01/04      2,255        1,504,694
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(c)           7.55         8/01/29      3,000        3,239,970
   Insured Mount Sinai Med. Sch., Ser. A, M.B.I.A.              Aaa              5.00         7/01/13      2,945        2,723,506
   Long Island Med. Ctr., Ser. A, F.H.A.                        Aa               7.625        8/15/08      2,595        2,739,749
   Long Island Med. Ctr., Ser. A, F.H.A.                        Aa               7.75         8/15/27      4,100        4,335,832
   Mental Hlth. Svcs. Fac. Impvt., Ser. B                       Baa1             6.50         8/15/11      3,000        3,101,640
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa              7.00         7/01/13      3,050        3,316,326
   St. Univ. Edl. Facs., Ser. A                                 Baa1             5.25         5/15/15      8,600        7,754,706
   St. Univ. Edl. Facs., Ser. B                                 Baa1             7.50         5/15/11      4,660        5,355,878
New York St. Energy Resch. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., Ser. B, M.B.I.A.                     Aaa              6.75         2/01/24      2,000(f)     2,132,860
   Brooklyn Union Gas Co., Ser. D, M.B.I.A.                     Aaa              5.635(e)     7/08/26      4,000        3,735,120
   Con. Edison Co.                                              Aa3              7.50         7/01/25      6,735        7,204,429
   Con. Edison Co., Ser.A                                       Aa3              7.50         1/01/26      4,775        5,131,215
New York St. Environ. Facs. Corp., Poll. Ctrl. Rev.,
   Ser. C                                                       Aaa              5.35         7/15/07      2,000        2,012,980
   Ser. C                                                       Aaa              5.45         7/15/08      3,090        3,110,641
   Ser. C                                                       Aaa              5.55         7/15/09      1,375        1,384,130
   St. Wtr. Revolving Fund, Ser. B                              Aa               7.50         3/15/11      1,300        1,402,154
   St. Wtr. Revolving Fund, Ser. E                              Aa               6.50         6/15/14      1,000        1,059,590
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa               7.05         8/15/24      1,000        1,050,160
   Ref. Hsg. Proj. Mtge., Ser. A, F.S.A.                        Aaa              6.10        11/01/15      8,900        8,921,182
   St. Univ. Constr., Ser. A                                    Aaa              8.00         5/01/11      3,600(d)     4,415,256
New York St. Local Gov't. Assistance Corp.,
   Ser. C                                                       A               Zero          4/01/14     11,882        4,229,992
   Ser. E                                                       A                6.00         4/01/14      6,135        6,302,915
   Ser. E                                                       A                5.25         4/01/16      4,500        4,197,330

--------------------------------------------------------------------------------
                                          See Notes to Financial Statements.

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Mental Hlth. Svcs., M.B.I.A.                                 Aaa              6.00%        8/15/02   $  3,000     $  3,179,790
   Mental Hlth. Svcs., Ser. A                                   Baa1             7.50         8/15/07        815          899,964
   New York Hosp., Ser. A, A.M.B.A.C., F.H.A.                   Aaa              6.50         8/15/29      3,000        3,207,270
   St. Francis Hosp., Proj. A, F.G.I.C.                         Aaa              7.60        11/01/08      2,350        2,534,310
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge., Ser. A                                      Aa               8.05        10/01/21      3,110        3,261,457
   Homeowner Mtge., Ser 55                                      Aa               5.95        10/01/17      2,000        1,966,880
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            A+(c)            6.75         3/15/11      3,000        3,195,030
New York St. Thrwy. Auth. Svc. Contract Rev., Local
   Highway & Bridge                                             Baa1             6.45         4/01/15      1,000        1,023,800
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., A.M.B.A.C.                          Aaa             Zero          1/01/08     10,000        5,424,000
   Correctional Cap. Facs., Ser.5, A.M.B.A.C.                   Aaa              6.00         1/01/04      4,415        4,688,553
   St. Facs.                                                    Baa1             5.75         4/01/11      5,000        4,832,200
   St. Facs.                                                    Baa1             5.75         4/01/12      5,750        5,532,305
   St. Facs.                                                    Baa1             5.60         4/01/15      2,000        1,881,140
Port Auth. of New York & New Jersey, Ser. 70                    A1               7.25         8/01/25      1,000        1,069,700
Puerto Rico Comnwlth.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00         7/01/10      6,500        7,503,860
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00         7/01/10      1,250        1,443,050
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. W         Aaa              5.50         7/01/13     11,000       10,856,560
Puerto Rico Elec. Pwr. Auth. Rev., Pub. Impvt. Ref.,
   M.B.I.A.                                                     Aaa             Zero          7/01/04     11,895        8,028,649
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Gov't. Facs., Ser.
   A, A.M.B.A.C.                                                Aaa              6.25         7/01/15      2,050        2,183,886
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                   Aaa              6.677(e)     1/25/07      7,875        7,707,656
Rockland Cnty. Solid Waste Mgmt. Auth., Ser. B, A.M.B.A.C.      Aaa              5.625       12/15/14      1,585        1,525,325
Suffolk Cnty. Ind. Dev. Agcy., Southwest Swr. Sys. Rev.,
   F.G.I.C.                                                     Aaa              6.00         2/01/07      1,000        1,067,830
Suffolk Cnty. Wtr. Auth. Rev., Ser. W                           AAA(c)           6.80         6/01/12      1,740(d)     1,913,530
Suffolk Cnty. Wtr. Auth., Waterworks Rev., M.B.I.A.             Aaa              6.00         6/01/09      5,160        5,461,757
Triborough Bridge & Tunl. Auth. Rev., Ser. A, M.B.I.A.          Aaa              6.00         1/01/10      2,000        2,110,900
Western Nassau Cnty. Wtr. Auth., Wtr. Sys. Rev.,
   A.M.B.A.C.                                                   Aaa              5.65         5/01/26      2,000        1,932,880
                                                                                                                     ------------
Total long-term investments (cost $281,374,188)                                                                       289,236,557
                                                                                                                     ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                   PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                      NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--4.2%
New York City Hsg. Dev. Corp., E.17th St. Property, Ser.
   93A, F.R.D.D.                                                A-1(c)           3.85%        9/03/96   $    200     $    200,000
New York City Ind. Dev. Agcy. Rev., Japan Airlines, Ser.
   91, F.R.D.D.                                                 A1+(c)           3.90         9/03/96        800          800,000
New York St. Energy. Resch. & Dev. Auth., Poll. Ctrl.
   Rev.,
   Niagara Mohawk Pwr. Corp., Ser. 85A, F.R.D.D.                A1+(c)           3.95         9/03/96        900          900,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D.                P1               3.95         9/03/96      3,300        3,300,000
   Niagara Mohawk Pwr. Corp., Ser. 87A, F.R.D.D.                A2               4.05         9/03/96      5,900        5,900,000
   Niagara Mohawk Pwr. Corp., Ser. 87B, F.R.D.D.                A1+(c)           4.05         9/03/96      1,300        1,300,000
Port Auth. of New York & New Jersey, Ser. 3, F.R.D.D.           VMIG1            3.65         9/03/96        200          200,000
                                                                                                                     ------------
Total short-term investments (cost $12,600,000)                                                                        12,600,000
                                                                                                                     ------------
Total Investments--99.1%
(cost $ 293,974,188; Note 4)                                                                                          301,836,557
Other assets in excess of liabilities--0.9%                                                                            >2,840,839
                                                                                                                     ------------
Net Assets--100%                                                                                                     $304,677,396
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(f) Pledged as initial margin on financial futures contracts.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                          August 31, 1996
                                                                                                                ---------------
Investments, at value (cost $293,974,188).................................................................       $ 301,836,557
Cash......................................................................................................              51,745
Interest receivable.......................................................................................           3,398,940
Receivable for Series shares sold.........................................................................             163,993
Due from broker-variation margin..........................................................................              58,219
Prepaid expenses and other assets.........................................................................               9,386
                                                                                                                ---------------
   Total assets...........................................................................................         305,518,840
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................             312,861
Dividends payable.........................................................................................             247,785
Management fee payable....................................................................................             118,098
Accrued expenses..........................................................................................              86,487
Distribution fee payable..................................................................................              73,513
Deferred trustee's fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................             841,444
                                                                                                                ---------------
Net Assets................................................................................................       $ 304,677,396
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................       $     258,869
   Paid-in capital in excess of par.......................................................................         289,823,156
                                                                                                                ---------------
                                                                                                                   290,082,025
   Accumulated net realized gain on investments...........................................................           6,655,377
   Net unrealized appreciation on investments.............................................................           7,939,994
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................       $ 304,677,396
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($168,036,760 / 14,279,015 shares of beneficial interest issued and outstanding)....................               $11.77
   Maximum sales charge (3% of offering price)............................................................                 .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $12.13
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($135,764,197 / 11,533,381 shares of beneficial interest issued and outstanding)....................              $11.77
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($876,439 / 74,455 shares of beneficial interest issued and outstanding)............................              $11.77
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest and discount earned............     $  19,028,429
                                              -----------------
Expenses
   Management fee..........................         1,608,029
   Distribution fee--Class A...............           168,291
   Distribution fee--Class B...............           763,278
   Distribution fee--Class C...............             4,941
   Transfer agent's fees and expenses......           165,000
   Custodian's fees and expenses...........            98,000
   Reports to shareholders.................            76,000
   Registration fees.......................            44,500
   Audit fees and expenses.................            12,300
   Legal fees and expenses.................            10,000
   Trustees' fees..........................             3,900
   Miscellaneous...........................            22,260
                                              -----------------
      Total expenses.......................         2,976,499
   Less: Management fee waiver.............          (160,803)
       Custodian fee credit................           (17,613)
                                              -----------------
   Net expenses............................         2,798,083
                                              -----------------
Net investment income......................        16,230,346
                                              -----------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions.................         8,098,900
   Financial futures transactions..........           903,272
                                              -----------------
                                                    9,002,172
                                              -----------------
Net change in unrealized appreciation on:
   Investments.............................       (11,379,989)
   Financial futures contracts.............            77,625
                                              -----------------
                                                  (11,302,364)
                                              -----------------
Net loss on investments....................        (2,300,192)
                                              -----------------
Net Increase in Net Assets
Resulting from Operations..................     $  13,930,154
                                              -----------------
                                              -----------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $ 16,230,346    $ 17,632,805
   Net realized gain (loss) on
      investment transactions.....     9,002,172        (425,049)
   Net change in unrealized
      appreciation of
      investments.................   (11,302,364)      5,023,826
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    13,930,154      22,231,582
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (8,811,465)     (5,367,852)
      Class B.....................    (7,388,688)    (12,248,452)
      Class C.....................       (30,193)        (16,501)
                                    ------------    ------------
                                     (16,230,346)    (17,632,805)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................      (701,061)             --
      Class B.....................      (645,835)             --
      Class C.....................        (2,246)             --
                                    ------------    ------------
                                      (1,349,142)             --
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    18,427,055      18,761,553
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............    10,492,197      10,361,213
   Cost of shares reacquired......   (47,159,422)    (52,939,335)
                                    ------------    ------------
   Net decrease in net assets from
      Series share transactions...   (18,240,170)    (23,816,569)
                                    ------------    ------------
Total decrease....................   (21,889,504)    (19,217,792)
Net Assets
Beginning of year.................   326,566,900     345,784,692
                                    ------------    ------------
End of year.......................  $304,677,396    $326,566,900
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities and whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW YORK SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $160,803 ($0.006 per share for the fiscal year ended August 31, 1996). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B, and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $44,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $317,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $127,000 for the services of PMFS. As of August 31, 1996, approximately $9,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $276,839,476 and $285,033,908, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1996 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $7,862,369 (gross unrealized appreciation--$10,288,888, gross unrealized depreciation--$2,426,519).

The Series utilized its capital loss carryforward of approximately $1,071,600 to offset net taxable gains realized and recognized during the fiscal year ended August 31, 1996.

At August 31, 1996 the Series sold 69 financial futures on U.S. Treasury bonds which expire in December 1996. The value at sale of such contracts was $7,445,531. The value of such contracts on August 31, 1996 was $7,367,906, thereby resulting in an unrealized gain of $77,625.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               NEW YORK SERIES
--------------------------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and 1995 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1996:
Shares sold.......................      288,545    $   3,471,580
Shares issued in reinvestment of
  dividends and distributions.....      482,548        5,793,739
Shares reacquired.................   (1,836,870)     (21,951,600)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,065,777)     (12,686,281)
Shares issued upon conversion from
  Class B.........................    1,655,227       19,855,903
                                    -----------    -------------
Net increase in shares
  outstanding.....................      589,450    $   7,169,622
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31 1995:
Shares sold.......................      277,184    $   3,225,910
Shares issued in reinvestment of
  dividends.......................      267,148        3,155,429
Shares reacquired.................   (1,006,903)     (11,817,623)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (462,571)      (5,436,284)
Shares issued upon conversion from
  Class B.........................   12,985,377      149,561,617
                                    -----------    -------------
Net increase in shares
  outstanding.....................   12,522,806    $ 144,125,333
                                    -----------    -------------
                                    -----------    -------------

Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1996:
Shares sold.......................    1,214,638    $  14,603,191
Shares issued in reinvestment of
  dividends and distributions.....      388,580        4,669,975
Shares reacquired.................   (2,099,335)     (25,184,658)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (496,117)      (5,911,492)
Shares reacquired upon conversion
  into Class A....................   (1,655,227)     (19,855,903)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................   (2,151,344)   $ (25,767,395)
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1995:
Shares sold.......................    1,310,430    $  15,158,331
Shares issued in reinvestment of
  dividends.......................      627,938        7,192,642
Shares reacquired.................   (3,612,951)     (41,102,851)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,674,583)     (18,751,878)
Shares reacquired upon conversion
  into Class A....................  (12,985,377)    (149,561,617)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (14,659,960)   $(168,313,495)
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended August 31, 1996:
Shares sold.......................       29,584    $     352,284
Shares issued in reinvestment of
  dividends and distributions.....        2,378           28,483
Shares reacquired.................       (1,951)         (23,164)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       30,011    $     357,603
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1995:
Shares sold.......................       32,796    $     377,312
Shares issued in reinvestment of
  dividends.......................        1,131           13,142
Shares reacquired.................       (1,612)         (18,861)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       32,315    $     371,593
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Class A
                                        ------------------------------------------------------------
                                                           Year Ended August 31,
                                        ------------------------------------------------------------
                                            1996           1995        1994        1993        1992
                                        ------------     --------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   year.............................      $  11.91       $  11.71     $ 12.54     $ 11.75     $11.08
                                        ------------     --------     -------     -------     ------
Income from investment operations
Net investment income...............           .63(a)         .66(a)      .67         .70        .71
Net realized and unrealized gain
   (loss) on investment
   transactions.....................          (.09)           .20        (.83)        .79        .67
                                        ------------     --------     -------     -------     ------
   Total from investment
      operations....................           .54            .86        (.16)       1.49       1.38
                                        ------------     --------     -------     -------     ------
Less distributions
Dividends from net investment
   income...........................          (.63)          (.66)       (.67)       (.70)      (.71)
Distributions from net realized
   gains............................          (.05)            --          --          --         --
                                        ------------     --------     -------     -------     ------
   Total distributions..............          (.68)          (.66)       (.67)       (.70)      (.71)
                                        ------------     --------     -------     -------     ------
Net asset value, end of year........      $  11.77       $  11.91     $ 11.71     $ 12.54     $11.75
                                        ------------     --------     -------     -------     ------
                                        ------------     --------     -------     -------     ------
TOTAL RETURN(b):....................          4.53%          7.70%      (1.38)%     13.06%     12.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......      $168,037       $163,025     $13,661     $11,821     $6,057
Average net assets (000)............      $168,291       $ 95,024     $13,454     $ 8,755     $4,024
Ratios to average net assets:
   Expenses, including distribution
      fees..........................           .68%(a)        .69%(a)     .74%        .74%       .74%
   Expenses, excluding distribution
      fees..........................           .58%(a)        .59%(a)     .64%        .64%       .64%
   Net investment income............          5.24%(a)       5.65%(a)    5.46%       5.78%      6.19%
Portfolio turnover rate.............            92%            57%         49%         44%        45%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends.
--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                        NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                                                Class C
                                                                    Class B                                   ------------
                                      -------------------------------------------------------------------         Year
                                                             Year Ended August 31,                               Ended
                                      -------------------------------------------------------------------      August 31,
                                          1996              1995         1994         1993         1992           1996
                                      ------------        --------     --------     --------     --------         -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................    $  11.91          $  11.71     $  12.54     $  11.75     $  11.08        $11.91
                                      ------------        --------     --------     --------     --------         -----
Income from investment operations
Net investment income...............         .58(a)            .61(a)       .62          .65          .66           .55(a)
Net realized and unrealized gain
   (loss) on investment
   transactions.....................        (.09)              .20         (.83)         .79          .67          (.09)
                                      ------------        --------     --------     --------     --------         -----
   Total from investment
      operations....................         .49               .81         (.21)        1.44         1.33           .46
                                      ------------        --------     --------     --------     --------         -----
Less distributions
Dividends from net investment
   income...........................        (.58)             (.61)        (.62)        (.65)        (.66)         (.55)
Distributions from net realized
   gains............................        (.05)               --           --           --           --          (.05)
                                      ------------        --------     --------     --------     --------         -----
   Total distributions                      (.63)             (.61)        (.62)        (.65)        (.66)         (.60)
                                      ------------        --------     --------     --------     --------         -----
Net asset value, end of period......    $  11.77          $  11.91     $  11.71     $  12.54     $  11.75        $11.77
                                      ------------        --------     --------     --------     --------         -----
                                      ------------        --------     --------     --------     --------         -----
TOTAL RETURN(b):....................        4.12%             7.27%       (1.77)%      12.61%       12.32%         3.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....    $135,764          $163,013     $331,982     $358,607     $316,472        $  876
Average net assets (000)............    $152,656          $230,033     $350,564     $330,823     $303,016        $  659
Ratios to average net assets:
   Expenses, including distribution
      fees..........................        1.08%(a)          1.11%(a)     1.14%        1.14%        1.14%         1.33%(a)
   Expenses, excluding distribution
      fees..........................         .58%(a)           .61%(a)      .64%         .64%         .64%          .58%(a)
   Net investment income............        4.84%(a)          5.30%(a)     5.06%        5.38%        5.79%         4.59%(a)
Portfolio turnover rate.............          92%               57%          49%          44%          45%           92%

                                                       August 1,
                                         Ended          Through
                                       August 31,      August 31,
                                          1995            1994
                                          -----           -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................     $11.71          $11.74
                                          -----           -----

Income from investment operations
Net investment income...............        .58(a)          .04
Net realized and unrealized gain
   (loss) on investment
   transactions.....................        .20            (.03)
                                          -----           -----

   Total from investment
      operations....................        .78             .01
                                          -----           -----

Less distributions
Dividends from net investment
   income...........................       (.58)           (.04)
Distributions from net realized
   gains............................         --              --
                                          -----           -----

   Total distributions                     (.58)           (.04)
                                          -----           -----

Net asset value, end of period......     $11.91          $11.71
                                          -----           -----
                                          -----           -----

TOTAL RETURN(b):....................       7.01%           0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....     $  529          $  142
Average net assets (000)............     $  325          $   42
Ratios to average net assets:
   Expenses, including distribution
      fees..........................       1.36%(a)        1.62%(c)
   Expenses, excluding distribution
      fees..........................        .61%(a)         .87%(c)
   Net investment income............       5.05%(a)        5.17%(c)
Portfolio turnover rate.............         57%             49%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                 NEW YORK SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Albany Cnty., Ser. 96B, B.A.N.                                  NR                3.50%       2/19/97   $  6,525     $  6,535,330
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.E.M.O.T.                                               A1+(c)            3.65       11/01/96      3,100        3,100,000
Babylon Ind. Dev. Agcy. Rev., Res. Rec. Rev., Ser. 89,
   F.R.D.D.                                                     A1+(c)            3.70        9/03/96     11,800       11,800,000
Babylon, Ser. 95, R.A.N.                                        NR                3.85       10/30/96      4,500        4,502,980
Clinton Cnty. Ind. Dev. Agcy Rev., Ser. 96A, F.R.W.D.           A-1(c)            3.55        9/05/96      3,500        3,500,000
Dist. of Columbia., Gen. Oblig., Ser. 92A-4, F.R.D.D.           VMIG1             3.95        9/03/96      4,400        4,400,000
Erie Cnty. Industrial Development Agency, Ser. A, R.A.N.        MIG1              4.25        4/17/97      5,500        5,521,532
Erie Cnty., Ser. 95, R.A.N.                                     MIG1              4.50        9/20/96      1,800        1,800,585
Gulf Coast Waste Disposal Authority, Ser. 95 F.R.D.D.           VMIG1             3.95        9/03/96      3,000        3,000,000
Hempstead Town, Ser. 96A, B.A.N.                                NR                3.50        2/28/97      5,000        4,992,577
Islip, Ser. 96, B.A.N.                                          NR                4.25        7/25/97      5,000        5,012,901
Monroe Cnty. Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co.,
   Ser. 84, S.E.M.O.T.                                          A1+(c)            3.70        3/01/97      7,000        7,000,000
Nassau Cnty., General Improvement, Series 96T                   Aaa               5.125       9/01/97      8,180        8,280,874
New York City, Gen. Oblig.,
   Ser. 94H-2, T.E.C.P.                                         VMIG1             3.70       11/14/96      5,000        5,000,000
   Ser. 95F-3, F.R.W.D.                                         VMIG1             3.40        9/04/96      6,300        6,300,000
   Ser. 95F-5, F.R.W.D.                                         VMIG1             3.40        9/04/96      4,500        4,500,000
   Ser. J2, T.E.C.P.                                            NR                3.50       10/31/96      5,000        5,000,000
New York City Hsg. Dev. Corp.,
   400 West 59th St. Proj., Ser. 95A-1, F.R.W.D.                A-1(c)            3.35        9/04/96     10,000       10,000,000
   400 West 59th St. Proj., Ser. 95A-2, F.R.W.D.                A-1(c)            3.45        9/04/96      5,000        5,000,000
   E.17th St. Property, Ser. 93A, F.R.D.D.                      A-1(c)            3.85        9/03/96      3,000        3,000,000
   James Tower Proj., Ser. 94A, F.R.W.D.                        A1(c)             3.35        9/04/96      6,500        6,500,000
   Multi Fam. Columbus Ave., Ser. 93A, F.R.W.D.                 A1+(c)            3.40        9/04/96      4,000        4,000,000
New York City Ind. Dev. Agcy. Rev., Japan Airlines, Ser.
   91, F.R.D.D.                                                 A1+(c)            3.90        9/03/96      9,700        9,700,000
New York City Mun. Water Fin. Auth., Water & Sew. Rev.,
   Ser. 88A                                                     Aaa               9.00        6/15/97      5,000(e)     5,300,570
New York City Transit Authority Special Obligation Ser.
   96A, R.A.N.                                                  MIG2              4.25       12/12/96     10,600       10,612,246
New York City Trust Cultural Res. Rev.,
   Museum of Broadcasting, Ser. 89, F.R.W.D.                    VMIG1             3.50        9/04/96      2,100        2,100,000
   The Jewish Museum Proj., Ser. 92, F.R.W.D.                   VMIG1             3.50        9/04/96      7,200        7,200,000
New York St. Dorm. Auth. Rev.,
   Ellis Hospital, Ser 1995 PT75, F.R.W.D.S.                    A1+(c)            3.50        9/05/96      8,600        8,600,000
   Mem. Sloan Kettering, Ser. 89A, T.E.C.P.                     VMIG1             3.55       10/18/96      1,000        1,000,000
   Rockefeller Univ., Ser. 91A, F.R.W.D.S                       Aaa               3.62        9/04/96     14,000       14,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
New York St. Energy Res. & Dev. Auth.,
   Long Island Ltg. Co. Proj., Ser. 85A, A.N.N.M.T.             VMIG1             3.25%       3/01/97   $  5,000     $  5,000,000
   Long Island Ltg. Co. Proj., Ser. 95A, F.R.W.D.               VMIG1             3.25        9/04/96      5,000        5,000,000
   New York St. Elec. & Gas Ser. 85A, A.N.N.O.T.                P1                3.30        3/15/97      5,000        5,000,000
   Niagara Mohawk Pwr. Corp., Ser. 85B, F.R.D.D.                P1                3.85        9/03/96        600          600,000
   Niagara Mohawk Pwr. Corp., Ser. 85C, F.R.D.D.                A1+(c)            3.85        9/03/96        400          400,000
   Niagara Mohawk Pwr. Corp., Ser. 86A, F.R.D.D.                P1                3.95        9/03/96     16,100       16,100,000
   Niagara Mohawk Pwr. Corp., Ser. 87B, F.R.D.D.                A1+(c)            4.05        9/03/96        400          400,000
   Niagara Mohawk Pwr. Corp., Ser. 88A, F.R.D.D.                A1+(c)            4.05        9/03/96      5,900        5,900,000
New York St. Environ. Facs. Corp., Solid Waste Disp. Rev.,
   Ser. 92A, T.E.C.P.                                           P1                3.60        9/12/96      4,800        4,800,000
New York St., Gen. Oblig., Ser. R, T.E.C.P.                     P1                3.55       10/04/96      4,800        4,800,000
New York St. Hsg. Fin. Auth., Liberty View Apts., Ser.
   85A, F.R.W.D.                                                VMIG1             3.45        9/04/96     11,600       11,600,000
New York St. Job Dev. Auth., F.R.M.D.,
   Ser. 84D                                                     MIG1              3.70        9/03/96      1,470        1,470,000
   Ser. 84E                                                     VMIG1             3.70        9/03/96      3,445        3,445,000
   Ser. 84F                                                     VMIG1             3.70        9/03/96      1,350        1,350,000
   Ser. 86C                                                     VMIG1             3.85        9/03/96      1,105        1,105,000
New York St. Local Gov't Assistance Corp., Var. Rate Bonds
   Ser. 95B, F.R.W.D.                                           VMIG1             3.20        9/04/96      5,000        5,000,000
   Ser. 95E, F.R.W.D.                                           VMIG1             3.35        9/04/96     10,900       10,900,000
New York St., Thruway Auth. Rev., Ser. C, F.R.W.D.S.            NR                3.60        9/05/96      7,000        7,000,000
Niagara Cnty. Ind. Dev. Agcy. Rev., Gen. Abrasive
   Treibacher,
   Ser. 91, F.R.W.D.                                            P1                3.60        9/04/96      4,600        4,600,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Phillip Morris Co.,
   Ser. 92, F.R.W.D.                                            P1                3.40        9/04/96      6,300        6,300,000
Port Auth. of New York & New Jersey,
   Ser. 4, F.R.D.D.                                             VMIG1             3.80        9/03/96        600          600,000
   Ser. 93-1, F.R.W.D.                                          CPS1              3.441       9/03/96     12,000       12,000,000
Puerto Rico Commwlth.,
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          A-1(c)            3.55        9/05/96      3,000        3,000,000
   Gov't. Dev. Bank, Ser. 95, T.E.C.P.                          A-1(c)            3.55       10/07/96      7,400        7,400,000
Rochester Cnty., Ser. I, B.A.N.                                 NR                4.25       10/31/96      5,000        5,003,717
Sachem Central School District, Ser. 96, R.A.N.                 NR                4.00        9/25/96      4,510        4,510,709
Saratoga Springs School District, Ser. 96, R.A.N.               NR                4.00       11/19/96      3,100        3,102,484
Smithtown Central School District, Ser. 96-97, T.A.N.           NR                4.25        6/26/97      9,580        9,606,322

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Southwestern Illinois Dev. Auth. Solid Waste Disp. Rev.,
   Shell Oil Co., Wood River Proj., Ser. 92, F.R.D.D.           A1+(c)            3.95%       9/03/96   $  2,800     $  2,800,000
Syracuse, Ser. 95, B.A.N.                                       NR                4.00       12/20/96      8,000        8,008,099
Tarrytowns Union Free School District, Ser. 96,T.A.N.           NR                4.25        6/25/97      3,950        3,959,287
Yates Cnty. Ind. Dev. Agcy. Rev., Clearpass Containers
   Inc., Ser. 92A, F.R.W.D.                                     A-1(c)            3.40        9/05/96      1,330        1,330,000
                                                                                                                     ------------
Total Investments--97.1%
(cost $339,350,213(d))                                                                                                339,350,213
Other assets in excess of liabilities--2.9%                                                                            10,119,594
                                                                                                                     ------------
Net Assets--100%                                                                                                     $349,469,807
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.N.N.M.T.--Annual Mandatory Tender.
    A.N.N.O.T.--Annual Optional Tender.
    B.A.N--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.W.D.S.--Floating Rate (Weekly) Demand Note Synthetic (b).
    R.A.N.--Revenue Anticipation Note.
    S.E.M.O.T.--Semi-Annual Optional Tender.
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(e) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at amortized cost which approximates market value............................................      $  339,350,213
Cash>.....................................................................................................              44,944
Receivable for investments sold...........................................................................          16,770,925
Receivable for Series shares sold.........................................................................           3,872,190
Interest receivable.......................................................................................           2,282,776
Deferred expenses and other assets........................................................................               9,725
                                                                                                                ---------------
   Total assets...........................................................................................         362,330,773
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           7,000,000
Payable for Series shares reacquired......................................................................           5,356,788
Accrued expenses and other liabilities....................................................................             168,548
Dividends payable.........................................................................................             165,565
Management fee payable....................................................................................             147,080
Distribution fee payable..................................................................................              20,285
Deferred trustees' fee....................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................          12,860,966
                                                                                                                ---------------
Net Assets................................................................................................      $  349,469,807
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value.......................................................      $    3,494,698
   Paid-in capital in excess of par.......................................................................         345,975,109
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  349,469,807
                                                                                                                ---------------
                                                                                                                ---------------
Net asset value, offering price and redemption price per share ($349,469,807 / 349,469,807 shares
   of beneficial interest issued and outstanding; unlimited number of shares authorized)..................                $1.00
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $12,223,232
                                                 ---------------
Expenses
   Management fee.............................       1,682,136
   Distribution fee...........................         420,534
   Transfer agent's fees and expenses.........         137,000
   Custodian's fees and expenses..............          80,000
   Reports to shareholders....................          47,000
   Registration fees..........................          29,000
   Audit fees and expenses....................          10,800
   Legal fees and expenses....................           5,000
   Trustees' fees.............................           3,900
   Miscellaneous..............................          11,209
                                                 ---------------
      Total expenses..........................       2,426,579
   Less: custodian fee credit.................          (3,599)
                                                 ---------------
      Net expenses............................       2,422,980
                                                 ---------------
Net investment income.........................       9,800,252
Net realized gain on investments..............           1,956
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 9,802,208
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                  Year Ended August 31,
in Net Assets                       1996               1995
Operations
   Net investment income....   $     9,800,252    $     8,853,758
   Net realized gain on
      investment
      transactions..........             1,956                 --
                               ---------------    ---------------
   Net increase in net
      assets resulting from
      operations............         9,802,208          8,853,758
                               ---------------    ---------------
Dividends and distributions
   to shareholders..........        (9,802,208)        (8,853,758)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold..................     1,133,204,969      1,099,424,608
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions.........         9,471,692          8,564,122
   Cost of shares
      reacquired............    (1,117,904,471)    (1,052,364,310)
                               ---------------    ---------------
   Net increase in net
      assets from Series
      share transactions....        24,772,190         55,624,420
                               ---------------    ---------------
Total increase..............        24,772,190         55,624,420
Net Assets
Beginning of year...........       324,697,617        269,073,197
                               ---------------    ---------------
End of year.................   $   349,469,807    $   324,697,617
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the ``Series'') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements. Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. The Series reimbursed PMFD and PSI for distributing and servicing the Series' shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Series' average daily net assets. The distribution fee is accrued daily and payable monthly.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1996, the Series incurred fees of approximately $122,400 for the services of PMFS. As of August 31, 1996, approximately $9,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                           PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                       NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                             -----------------------------------------------
                                                                               1996         1995         1994         1993
                                                                             --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.............................         .03          .03          .02          .02
Dividends and distributions to shareholders..............................        (.03)        (.03)        (.02)        (.02)
                                                                             --------     --------     --------     --------
Net asset value, end of year.............................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
TOTAL RETURN(a):.........................................................        2.97%        3.06%        1.80%        1.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................    $349,470     $324,698     $269,073     $286,304
Average net assets (000).................................................    $336,427     $292,763     $280,492     $275,640
Ratios to average net assets:
   Expenses, including distribution fee..................................         .72%         .73%         .77%         .75%
   Expenses, excluding distribution fee..................................         .60%         .61%         .64%         .63%
   Net investment income.................................................        2.91%        3.02%        1.78%        1.75%

                                                                             1992
                                                                           --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................................  $   1.00
Net investment income and net realized gains.............................       .03
Dividends and distributions to shareholders..............................      (.03)
                                                                           --------
Net asset value, end of year.............................................  $   1.00
                                                                           --------
                                                                           --------
TOTAL RETURN(a):.........................................................      2.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............................................  $249,785
Average net assets (000).................................................  $248,557
Ratios to average net assets:
   Expenses, including distribution fee..................................       .76%
   Expenses, excluding distribution fee..................................       .63%
   Net investment income.................................................      2.83%

---------------
(a) Total return includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                 NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.5%
---------------------------------------------------------------------------------------------------------------------------------
Buncombe Cnty., Pub. Impvt. Bonds                                Aa               6.90%        3/01/09   $  1,000(d)  $ 1,077,810
Cary Sanitary Sewer                                              Aa1              5.20         4/01/09        500         490,925
Charlotte Pub. Impvt.                                            Aaa              5.40         4/01/15      1,500       1,457,115
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.                Aa               6.25         1/01/20        750         760,920
Charlotte Wtr. & Swr.                                            Aaa              6.20         6/01/17      1,500(d)    1,633,995
Charlotte Wtr. & Swr.                                            Aaa              5.90         2/01/19      1,000       1,025,210
Charlotte, Cert. of Part., Conv. Fac. Proj., A.M.B.A.C.          Aaa              5.00        12/01/21      3,000       2,629,710
City of Greensboro Enterprise Sys. Rev., Comb Ser. A             A1               5.30         6/01/15      1,000         954,190
Concord Util. Sys. Rev., M.B.I.A.                                Aaa              5.50        12/01/14      1,000         977,390
Craven Cnty., M.B.I.A.                                           Aaa              5.50         6/01/16      1,000         978,700
Dare Cnty., Util. Sys. Rev., M.B.I.A.                            Aaa              5.75         6/01/14        500         489,075
Davidson Cnty.                                                   Aa               5.40         6/01/14        800         776,648
Durham Cnty., Pub. Impvt.                                        Aaa              4.60         5/01/04      2,000       1,972,200
Durham, Gen. Oblig.                                              Aa1              5.10         2/01/15      1,000         931,750
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.                                                    Aaa              6.875       12/01/08      1,750       1,908,655
Gastonia, Gen. Oblig., Wtr. Sys. & St. Impvt., F.G.I.C.          Aaa              5.25         4/01/09      1,625       1,594,141
Haywood Cnty., Ind. Facs. & Poll. Ctrl.,
   Fin. Auth. Environ. Impvt. Rev.                               Baa1             6.25         9/01/25        750         737,970
   Fin. Auth. Environ. Impvt. Rev., Ser. A                       Baa1             5.75        12/01/25      1,000         911,350
Lincoln Cnty. Gen. Oblig., Ref., F.G.I.C.                        Aaa              5.10         6/01/09      1,170       1,123,984
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.                                        A2               8.50         6/15/99        200         219,124
Mecklenberg Cnty., Pub. Impvt.                                   Aaa              5.00         4/01/08      1,000         976,760
Mecklenburg Cnty., Pub. Impvt.                                   Aaa              4.80         3/01/06      1,050       1,031,929
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                    Aaa              4.75        10/01/23      1,600       1,345,040
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev. A.M.B.A.C.                                     Aaa              6.00         1/01/18      1,000       1,027,920
   Pwr. E.T.M. prerefunded, Ser. A                               Aaa              6.50         1/01/18      1,995       2,198,251
   Pwr. Sys. Rev., Ser. A                                        A                6.50         1/01/18      1,005       1,039,090
   Pwr. Sys. Rev., Ser. B                                        Aaa              6.00         1/01/26        650 (d)     659,288
   Pwr. Sys. Rev., Ser. A                                        A                6.40         1/01/21      1,000         995,010

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. G      Aa               7.80%        3/01/21   $    670     $   701,329
No. Carolina Med. Care Comn., Hlth. Care Facs. Rev.,
   Stanley Mem. Hosp. Proj.                                      Baa1             7.80        10/01/19        650         722,781
North Carolina Med. Care Comn. Hlth. Care Fac. Rev.,
   Stanley Mem. Hosp. Proj., A.M.B.A.C.                          Aaa              5.375       10/01/19      1,500       1,397,730
No. Carolina Med. Care Comn., Hosp. Rev.,
   Annie Pen Mem. Hosp. Proj.                                    Baa              7.50         8/15/21      1,000       1,032,310
   Rex Hosp. Proj.                                               A1               6.25         6/01/17      1,750       1,761,497
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev., A.M.B.A.C.                          Aaa              5.25         1/01/09      1,000         981,250
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa              6.00         1/01/10      1,250       1,310,825
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa             6.97(e)       1/01/12      2,000       1,830,000
North Carolina Gen. Oblig. Cap. Impvt., Ser. A                   Aaa              4.70         2/01/10      1,200       1,104,540
Northern Hosp. Dist. Surry Cnty. Hlth. Care Facs. Rev., No.
   Carolina Hosp.                                                Ba1              7.875       10/01/21      1,500       1,563,120
Pitt Cnty. Rev., Pitt Cnty. Mem. Hosp.                           Aa               5.25        12/01/21      1,500       1,369,005
Puerto Rico Comnwlth.,
   Gen. Oblig., F.S.A.                                           Aaa              7.958(e)     7/01/20      1,300       1,269,125
   Gen. Oblig., Ser. A, M.B.I.A.                                 Aaa              6.25         7/01/10      1,240       1,306,315
Puerto Rico Elec. Pwr. Auth. Rev., Pwr. Rev. Bds.                Baa1             5.50         7/01/20      1,520       1,402,474
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs., Upjohn
   Co. Proj.                                                     Aa3              7.50        12/01/23        500         544,860
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa              6.677(e)     1/25/07      1,000         978,750
Puerto Rico Univ. Sys. Rev., Ser. M, M.B.I.A.                    Aaa              5.25         6/01/25      1,000         923,400
Union Cnty. Wtr. & Swr., Solid Waste Rev.                        A1               6.50         4/01/07        850         912,645
University of No. Carolina Chapel Hill Hosp. Rev.                Aa               5.25         2/15/26      1,000         914,860
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91       NR               7.75        10/01/06        415         437,701
Wake Cnty. Hosp. Rev., M.B.I.A.                                  Aaa              5.125       10/01/26      1,500       1,321,890
Winston Salem, Sngl. Fam. Mtge. Rev.                             A1               8.00         9/01/07        410         425,961
Winston Salem, Wtr. & Swr., Sys. Rev., Ser. B                    Aa               5.70         6/01/17      1,000         977,310
                                                                                                                      -----------
Total long-term investments (cost $56,471,948)                                                                         57,113,828
                                                                                                                      -----------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                    PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                       NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--2.5%
Halifax Cnty. Ind. Facs. & Poll. Ctrl., Westmoreland L.G. &
   E. Partners, Ser. 93 F.R.D.D.                                 A-1+(c)          3.95%        9/03/96   $  1,400     $ 1,400,000
Halifax Cnty. Ind. Facs. & Poll. Ctrl., Westmoreland-Hadson
   Roano, Ser. 91 F.R.D.D.                                       Aa2              4.05         9/03/96        100         100,000
                                                                                                                      -----------
Total short-term investments (cost $1,500,000)                                                                          1,500,000
                                                                                                                      -----------
Total Investments--99.0%
(cost $ 57,971,948; Note 4)                                                                                            58,613,828
Other assets in excess of liabilities--1.0%                                                                               576,319
                                                                                                                      -----------
Net Assets--100%                                                                                                      $59,190,147
                                                                                                                      -----------
                                                                                                                      -----------

---------------
 (a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     E.T.M.--Escrowed to Maturity.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.R.D.D.--Floating Rate (Daily) Demand Note (b).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.
 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $57,971,948)..................................................................      $  58,613,828
Cash......................................................................................................             30,458
Interest receivable.......................................................................................            892,099
Receivable for Series shares sold.........................................................................             15,250
Receivable for investments sold...........................................................................             15,000
Other assets..............................................................................................              1,873
                                                                                                                ---------------
   Total assets...........................................................................................         59,568,508
                                                                                                                ---------------
Liabilities
Payable for Series shares reacquired......................................................................            166,195
Accrued expenses..........................................................................................            124,846
Dividends payable.........................................................................................             45,802
Management payable........................................................................................             22,969
Distribution fee payable..................................................................................             15,849
Deferred trustees' fees...................................................................................              2,700
                                                                                                                ---------------
   Total liabilities......................................................................................            378,361
                                                                                                                ---------------
Net Assets................................................................................................      $  59,190,147
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      53,528
   Paid-in capital in excess of par.......................................................................         57,679,667
                                                                                                                ---------------
                                                                                                                   57,733,195
   Accumulated net realized gain on investments...........................................................            815,072
   Net unrealized appreciation on investments.............................................................            641,880
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  59,190,147
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($28,088,731 / 2,540,740 shares of beneficial interest issued and outstanding)......................               $11.06
   Maximum sales charge (3% of offering price)............................................................                .34
                                                                                                                ---------------
   Maximum offering price to public.......................................................................             $11.40
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($31,028,910 / 2,805,475 shares of beneficial interest issued and outstanding)......................             $11.06
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($72,506 / 6,556 shares of beneficial interest issued and outstanding)..............................             $11.06
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $ 3,671,215
                                                 ---------------
Expenses
   Management fee.............................         316,510
   Distribution fee--Class A..................          27,628
   Distribution fee--Class B..................         178,025
   Distribution fee--Class C..................             514
   Reports to shareholders....................         105,000
   Custodian's fees and expenses..............          90,000
   Transfer agent's fees and expenses.........          37,000
   Registration fees..........................          35,000
   Audit fee and expenses.....................          12,300
   Legal fees and expenses....................          10,000
   Directors' fees and expenses...............           3,900
   Miscellaneous..............................          12,118
                                                 ---------------
      Total expenses..........................         827,995
      Less: Management fee waiver.............         (31,651)
         Custodian fee credit.................          (4,609)
                                                 ---------------
      Net expenses............................         791,735
                                                 ---------------
Net investment income.........................       2,879,480
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,009,689
   Financial futures contracts................         (56,144)
   Written options transactions...............          16,880
                                                 ---------------
                                                       970,425
                                                 ---------------
Net change in unrealized
   appreciation/depreciation on:
   Investments................................        (957,729)
   Financial futures contracts................         (52,187)
                                                 ---------------
                                                    (1,009,916)
                                                 ---------------
Net loss on investments.......................         (39,491)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,839,989
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1996            1995
Operations
   Net investment income..........   $  2,879,480    $  3,451,275
   Net realized gain on investment
      transactions................        970,425         675,725
   Net change in unrealized
      depreciation of
      investments.................     (1,009,916)       (130,375)
                                     ------------    ------------
   Net increase in net assets
      resulting from operations...      2,839,989       3,996,625
                                     ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................     (1,319,689)       (800,554)
      Class B.....................     (1,556,956)     (2,649,245)
      Class C.....................         (2,835)         (1,476)
                                     ------------    ------------
                                       (2,879,480)     (3,451,275)
                                     ------------    ------------
   Distributions from net realized
      gains
      Class A.....................       (283,246)             --
      Class B.....................       (369,288)             --
      Class C.....................           (674)             --
                                     ------------    ------------
                                         (653,208)             --
                                     ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................      2,409,691       4,576,741
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............      1,901,502       1,814,783
   Cost of shares reacquired......    (11,119,778)    (11,959,150)
                                     ------------    ------------
   Net decrease in net assets from
      Series share transactions...     (6,808,585)     (5,567,626)
                                     ------------    ------------
Total decrease....................     (7,501,284)     (5,022,276)
Net Assets
Beginning of year.................     66,691,431      71,713,707
                                     ------------    ------------
End of year.......................   $ 59,190,147    $ 66,691,431
                                     ------------    ------------
                                     ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the ``Series'') commenced investment operations in February, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the contracts expire or are closed, at which time the gain or loss is reclassified to realized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market conditions. Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1996.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates made by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $31,651 ($0.006 per share for Class A, B and C shares; .05% of average net assets, annualized). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996 Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $2,600 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1996, it received approximately $109,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1996, the Series incurred fees of approximately $26,800 for the services of PMFS. As of August 31, 1996, approximately $2,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1996 were $13,823,323 and $19,348,514, respectively.

The cost basis of investments for federal income tax purposes was substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1996, net unrealized appreciation for federal income tax purposes was $641,880 (gross unrealized appreciation--$1,567,100; gross unrealized depreciation--$925,220).

Transactions in written options during the period ended August 31, 1996 were as follows:

                                       Number of    Premiums
                                       Contracts    Received
                                       ---------    --------
Options written......................         75      16,880
Options expired......................        (75)    (16,880)
                                       ---------    --------
Options outstanding at August 31,
  1996...............................          0           0
                                       ---------    --------
                                       ---------    --------

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the years ended August 31, 1996 and 1995, were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      26,122    $    294,382
Shares issued in reinvestment of
  dividends and distributions.......      77,298         872,346
Shares reacquired...................    (371,852)     (4,173,584)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (268,432)     (3,006,856)
Shares issued upon conversion from
  Class B...........................     438,352       4,936,059
                                      ----------    ------------
Net increase in shares
  outstanding.......................     169,920    $  1,929,203
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     101,495    $  1,107,658
Shares issued in reinvestment of
  dividends.........................      40,041         444,345
Shares reacquired...................    (219,838)     (2,440,629)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (78,302)       (888,626)
Shares issued upon conversion from
  Class B...........................   2,245,102      24,527,190
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,166,800    $ 23,638,564
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1996:
Shares sold.........................     184,643    $  2,097,677
Shares issued in reinvestment of
  dividends and distributions.......      90,870       1,026,914
Shares reacquired...................    (617,133)     (6,946,194)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (341,620)     (3,821,603)
Shares issued upon conversion from
  Class B...........................    (437,963)     (4,936,059)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (779,583)   $ (8,757,662)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     313,714    $  3,421,366
Shares issued in reinvestment of
  dividends.........................     126,657       1,369,272
Shares reacquired...................    (889,076)     (9,511,942)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (448,705)     (4,721,304)
Shares reacquired upon conversion
  into Class A......................  (2,245,029)    (24,527,190)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,693,734)   $(29,248,494)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................       1,566    $     17,632
Shares issued in reinvestment of
  dividends.........................         199           2,242
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,765    $     19,874
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................       4,353    $     47,717
Shares issued in reinvestment of
  dividends.........................         105           1,166
Shares reacquired...................        (592)         (6,579)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       3,866    $     42,304
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                              Class A
                                        ----------------------------------------------------
                                                       Year Ended August 31,
                                        ----------------------------------------------------
                                         1996        1995        1994       1993       1992
                                        -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...   $ 11.19     $ 11.06     $12.04     $11.37     $10.86
                                        -------     -------     ------     ------     ------
Income from investment operations
Net investment income................       .53         .60(a)     .61        .65        .67
Net realized and unrealized gain
   (loss) on investment
   transactions......................      (.01)        .13       (.76)       .67        .51
                                        -------     -------     ------     ------     ------
   Total from investment
      operations.....................       .52         .73       (.15)      1.32       1.18
                                        -------     -------     ------     ------     ------
Less distributions
Dividends from net investment
   income............................      (.53)       (.60)      (.61)      (.65)      (.67)
Distributions from net realized
   gains.............................      (.12)         --       (.22)        --         --
                                        -------     -------     ------     ------     ------
   Total distributions...............      (.65)       (.60)      (.83)      (.65)      (.67)
                                        -------     -------     ------     ------     ------
Net asset value, end of year.........   $ 11.06     $ 11.19     $11.06     $12.04     $11.37
                                        -------     -------     ------     ------     ------
                                        -------     -------     ------     ------     ------
TOTAL RETURN(b):.....................      4.70%       6.86%     (1.35)%    11.99%     11.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)........   $28,089     $26,519     $2,256     $1,777     $  917
Average net assets (000).............   $27,628     $15,244     $2,067     $1,316     $  612
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.03%(a)     .98%(a)    .88%       .87%       .91%
   Expenses, excluding distribution
      fees...........................       .93%(a)     .88%(a)    .78%       .77%       .81%
   Net investment income.............      4.78%(a)    5.25%(a)   5.31%      5.55%      5.90%
Portfolio turnover rate..............        23%         28%        17%        38%        36%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                               Class B                                      Class C
                                       -------------------------------------------------------     -------------------------
                                                                                                      Year           Year
                                                        Year Ended August 31,                        Ended          Ended
                                       -------------------------------------------------------     August 31,     August 31,
                                        1996        1995        1994        1993        1992          1996           1995
                                       -------     -------     -------     -------     -------     ----------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................  $ 11.19     $ 11.06     $ 12.05     $ 11.37     $ 10.86      $  11.19        $11.06
                                       -------     -------     -------     -------     -------     ----------        -----
Income from investment operations
Net investment income................      .49(a)      .55(a)      .56         .60         .62           .46           .52(a)
Net realized and unrealized gain
   (loss) on investment
   transactions......................     (.01)        .13        (.77)        .68         .51          (.01)          .13
                                       -------     -------     -------     -------     -------     ----------        -----
   Total from investment
      operations.....................      .48         .68        (.21)       1.28        1.13           .45           .65
                                       -------     -------     -------     -------     -------     ----------        -----
Less distributions
Dividends from net investment
   income............................     (.49)       (.55)       (.56)       (.60)       (.62)         (.46)         (.52)
Distributions from net realized
   gains.............................     (.12)         --        (.22)         --          --          (.12)           --
                                       -------     -------     -------     -------     -------     ----------        -----
   Total distributions...............     (.61)       (.55)       (.78)       (.60)       (.62)         (.58)         (.52)
                                       -------     -------     -------     -------     -------     ----------        -----
Net asset value, end of period.......  $ 11.06     $ 11.19     $ 11.06     $ 12.05     $ 11.37      $  11.06        $11.19
                                       -------     -------     -------     -------     -------     ----------        -----
                                       -------     -------     -------     -------     -------     ----------        -----
TOTAL RETURN(b):.....................     4.28%       6.44%      (1.82)%     11.62%      10.64%         4.03%         6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......  $31,029     $40,119     $69,448     $75,515     $63,573      $     72        $   53
Average net assets (000).............  $35,605     $51,963     $73,606     $67,997     $60,751      $     69        $   32
Ratios to average net assets:
   Expenses, including distribution
      fees...........................     1.43%(a)    1.34%(a)    1.28%       1.27%       1.31%         1.68%(a)      1.63%(a)
   Expenses, excluding distribution
      fees...........................      .93%(a)     .84%(a)     .78%        .77%        .81%          .93%(a)       .90%(a)
   Net investment income.............     4.37%(a)    5.10%(a)    4.89%       5.18%       5.58%         4.14%(a)      4.59%(a)
Portfolio turnover rate..............       23%         28%         17%         38%         36%           23%           28%

                                       August 1,
                                        1994(d)
                                        through
                                       August 31,
                                          1994
                                          -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period............................    $11.09
                                          -----

Income from investment operations
Net investment income................       .04(c)
Net realized and unrealized gain
   (loss) on investment
   transactions......................      (.03)
                                          -----

   Total from investment
      operations.....................       .01
                                          -----

Less distributions
Dividends from net investment
   income............................      (.04)
Distributions from net realized
   gains.............................        --
                                          -----

   Total distributions...............      (.04)
                                          -----

Net asset value, end of period.......    $11.06
                                          -----
                                          -----

TOTAL RETURN(b):.....................       .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......    $   10
Average net assets (000).............    $    5
Ratios to average net assets:
   Expenses, including distribution
      fees...........................      1.67%(c)
   Expenses, excluding distribution
      fees...........................       .88%(c)
   Net investment income.............      5.06%(c)
Portfolio turnover rate..............        17%

---------------
(a) Net of management fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C Shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.6%
---------------------------------------------------------------------------------------------------------------------------------
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health, Systems Proj., Ser. A                                A                 5.75%      11/15/08   $  4,015     $  3,921,812
Akron, Gen. Oblig.,                                             A                10.50       12/01/04        200          271,980
Akron, Gen. Oblig., F.S.A.                                      Aaa               4.50       12/01/12        645          555,629
Allen Cnty. Wtr. & Swr. Dist., A.M.B.A.C.                       Aaa               7.80       12/01/08      1,000(c)     1,091,910
Bellefontaine City Sch. Dist., Gen. Oblig., Ser. 93,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/08        485          250,366
   A.M.B.A.C.                                                   Aaa              Zero        12/01/09        390          188,304
   A.M.B.A.C.                                                   Aaa             Zero         12/01/10        390          175,785
   A.M.B.A.C.                                                   Aaa             Zero         12/01/11        465          196,960
Brecksville Broadview Heights City Sch. Dist., F.G.I.C.         Aaa               6.50       12/01/16      1,000        1,076,150
Canton Water Works Sys., Gen. Oblig., A.M.B.A.C.                Aaa               5.85       12/01/15        700          700,497
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                       NR               11.75        8/01/14        660          756,043
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa             Zero          6/01/05        490          313,718
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa             Zero          6/01/06        400          240,844
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa             Zero          6/01/07        315          178,173
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa             Zero         12/01/08        550          283,921
Cleveland Parking Facs. Rev., Ref., Ser. 96, M.B.I.A.           NR                5.50        9/15/22      3,000        2,865,000
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.           AA(b)             7.625       1/01/22      1,885(c)     2,226,110
Columbus, Gen. Oblig., Mun. Arpt. No. 32                        Aaa               7.15        7/15/06        435          469,722
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                  A1                6.25        8/15/24      1,500        1,490,145
Dayton, Gen. Oblig., M.B.I.A.                                   Aaa               7.00       12/01/07        480          555,077
Dover Mun. Elec. Sys. Rev., F.G.I.C.                            Aaa               5.95       12/01/14      1,000        1,014,450
Dublin City Sch. Dist., Franklin, Delaware & Union Co.,
   A.M.B.A.C                                                    Aaa             Zero         12/01/05      1,000          624,140
East Cleveland Rev., Local Gov't. Fund Notes                    NR                7.90       12/01/97        595          617,247
Franklin Cnty. Hosp. Rev., Holy Cross Hlth. Sys., Ser. B,
   A.M.B.A.C.                                                   Aaa               7.65        6/01/10      2,500(c)     2,797,375
Franklin Cnty. Pub Impvt., Ser. 93                              Aaa               5.375      12/01/20      1,690        1,598,622
Gahanna Jefferson City Sch. Dist., Gen. Oblig., A.M.B.A.C.      Aaa             Zero         12/01/09        445          214,859
Greene Cnty. Swr. Sys. Rev.,
   A.M.B.A.C.                                                   Aaa             Zero         12/01/08        450          232,299
   Wtr. Sys. Rev., Ser. A, F.G.I.C.                             Aaa               6.125      12/01/21      1,000        1,024,080
Guam Pwr. Auth. Rev., Ser. A                                    BBB(b)            6.75       10/01/24      3,110        3,185,106
Hamilton Cnty. Gas Sys. Rev., Ser. A, M.B.I.A.                  Aaa               4.75       10/15/23      3,250        2,724,117
Hilliard Sch. Dist., Cap. Apprec. Impvt.,
   Ser. A, F.G.I.C.                                             Aaa             Zero         12/01/09      2,855        1,378,480
   Ser. A, F.G.I.C.                                             Aaa             Zero         12/01/10      2,855        1,286,834
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co., Gen. Oblig., A.M.B.A.C.                                 Aaa             Zero         12/01/09        650          313,840

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Lucas Cnty. Hosp. Rev., Promedica Healthcare Oblig.,
   Ser. 96, M.B.I.A.                                            Aaa               5.75%      11/15/09   $  3,000     $  3,033,840
   Toledo Hosp., Impvt. & Ref., M.B.I.A.                        Aaa               5.00       11/15/13      1,000          910,500
Marion Cnty. Hosp. Impvt. Rev., Ref., Comn. Hosp., Ser. 96      BBB+(b)           6.375       5/15/11      2,000        1,978,000
Marysville Village Sch. Dist., Gen. Oblig., Sch. Impvt.,
   M.B.I.A.                                                     Aaa             Zero         12/01/15        865          283,435
Miami Cnty. Hosp. Fac. Rev., Ref & Impvt., Upper Valley
   Med. Ctr.                                                    Baa               6.375       5/15/26      1,000          967,330
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa             Zero          9/01/05      1,000          632,140
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa             Zero          9/01/07        500          279,095
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.             Aaa               7.50       12/01/14        500          575,950
Newark, Ltd. Tax Gen. Oblig., Wtr. Impvt., A.M.B.A.C.           Aaa             Zero         12/01/06        805          472,253
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Cleveland Elec. Co. Proj., F.G.I.C.                          Aaa               8.00       12/01/13      2,500        2,927,100
   Edison Proj., Ser. A, F.G.I.C                                Aaa               7.45        3/01/16      3,750        4,106,250
Ohio St. Bldg. Auth.,
   Columbus St. Bldg. Proj., Ser. A                             A                 7.75       10/01/07        750(c)       815,100
   Das Data Ctr. Proj.,                                         A1                6.00       10/01/08        615          651,334
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/06        600(c)       642,768
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/08        500(c)       535,640
   Workers Comp. - W. Green Bldg. A                             A1                4.75        4/01/14      2,740        2,422,544
Ohio St. Higher Edl. Fac. Comn. Rev.,
   Case Western Resv. Univ., Ser. A                             Aa                7.70       10/01/18        965(c)     1,015,286
   Case Western Resv. Univ., Ser. B                             Aa                7.70       10/01/18         35           36,747
   Case Western Resv. Univ., Ser. B                             Aa                6.50       10/01/20        750          823,845
   Oberlin Coll.                                                NR                7.375      10/01/14      1,000(c)     1,098,450
Ohio St. Mtge. Rev., Ser. A, F.H.A.                             AAA(b)            8.15        8/01/17      3,500        3,690,190
Ohio St. Wtr. Dev. Auth. Rev., Ser. I                           Aaa               7.50       12/01/08      1,200(c)     1,287,936
Ottawa Cnty. San. Sew. Sys. Rev., Danbury Proj.,
   A.M.B.A.C.                                                   Aaa               7.375      10/01/14      1,000(c)     1,099,970
Oxford Hosp. Facs. Rev., 1st Mtge., McCullough Hyde Mem.        NR                8.00        5/01/17      1,445        1,475,258
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa             Zero         12/01/08        890          459,436
   Gen. Oblig., A.M.B.A.C.                                      Aaa             Zero         12/01/09        935          451,446
   Gen. Oblig., A.M.B.A.C.                                      Aaa             Zero         12/01/13        525          196,434
Puerto Rico Aqueduct & Swr. Auth. Rev., Ser. A                  Baa               7.875       7/01/17      1,000(c)     1,084,780
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                       Baa1              5.00        7/01/12      1,720        1,542,358
Puerto Rico Hwy. & Trans. Auth. Rev., M.B.I.A.                  Aaa               5.50        7/01/15      5,000        4,896,300
Puerto Rico Ind. Tourist Edu. Med. & Envir. Ctrl. Facs.,
   Mut. Oblig. Grp. Proj., M.B.I.A.                             Aaa               6.25        7/01/24      2,500        2,588,275
Puerto Rico Pub. Bldgs. Auth. Rev., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1            Zero          7/01/06      3,000        1,752,600
Puerto Rico Reg. Linked Bonds, M.B.I.A.                         Aaa               5.782(d)    7/01/08      2,000        2,044,220
Richland Cnty. Madison Swr. Impvt., A.M.B.A.C.                  Aaa               6.95       12/01/11        500          563,475

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        OHIO SERIES

---------------------------------------------------------------------------------------------------------------------------------
                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Rural Lorain Cnty. Wtr. Auth. Res. Rev., A.M.B.A.C.             Aaa               7.70%      10/01/08   $  2,000(c)  $  2,169,960
Scioto Cnty. Hosp. Fac. Rev., Portsmouth Proj., Ser. B,
   M.B.I.A.                                                     Aaa               7.625       5/15/08      2,290        2,444,323
Sugarcreek Local Sch. Dist., Cap. Apprec., F.G.I.C.             Aaa              Zero        12/01/08        500          258,110
Summit Cnty. Ind. Dev. Rev., Century Products, Gerber
   Foods                                                        A1               7.75        11/01/05      3,250        3,362,937
Toledo-Lucas Cnty. Convention & Visitors Ctr., Lodging
   Tax,
   Ser. 96, M.B.I.A.                                            Aaa              5.70        10/01/15      2,000        1,974,700
Trumbull Cnty., Correctional Facs.,
   Cap. Apprec., A.M.B.A.C.                                     Aaa              Zero        12/01/08      1,250          645,275
   Cap. Apprec., A.M.B.A.C.                                     Aaa             Zero         12/01/09      1,250          603,537
Univ. of Puerto Rico Revs., Cap. Apprec. Ref. Ser. N,
   M.B.I.A.                                                     Aaa             Zero          6/01/13      4,245        1,661,026
Univ. of Toledo, Gen. Receipts, M.B.I.A.                        Aaa               7.70        6/01/18      1,000(c)     1,075,920
Virgin Islands Pub. Fin. Auth. Rev., Ref. Matching Loan
   Notes,
   Ser. A                                                       NR                7.25       10/01/18      1,000        1,061,340
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR                7.75       10/01/06        415          437,701
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A       NR                7.40        7/01/11      1,000        1,042,980
Woodmore Indpt. Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.                                                   Aaa             Zero         12/01/05        490          305,829
   A.M.B.A.C.                                                   Aaa             Zero         12/01/06        480          281,592
                                                                                                                     ------------
Total Investments--98.6%
(cost $94,461,170; Note 4)                                                                                             99,485,110
Other assets in excess of liabilities--1.4%                                                                             1,407,962
                                                                                                                     ------------
Net Assets--100%                                                                                                     $100,893,072
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's Rating.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $94,461,170)..................................................................      $   99,485,110
Receivable for investments sold...........................................................................           5,147,374
Interest receivable.......................................................................................           1,425,275
Receivable for Series shares sold.........................................................................             102,424
Deferred expenses and other assets........................................................................               3,129
                                                                                                                ---------------
   Total assets...........................................................................................         106,163,312
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           4,851,516
Payable for Series shares reacquired......................................................................             152,369
Accrued expenses and other liabilities....................................................................             114,901
Dividends payable.........................................................................................              83,591
Management fee payable....................................................................................              38,982
Distribution fee payable..................................................................................              26,181
Deferred trustee's fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................           5,270,240
                                                                                                                ---------------
Net Assets................................................................................................      $  100,893,072
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $       86,220
   Paid-in capital in excess of par.......................................................................          95,924,825
                                                                                                                ---------------
                                                                                                                    96,011,045
   Accumulated net realized loss on investments...........................................................            (141,913 )
   Net unrealized appreciation on investments.............................................................           5,023,940
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  100,893,072
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($49,851,411 / 4,261,715 shares of beneficial interest issued and outstanding)......................               $11.70
   Maximum sales charge (3.0% of offering price)..........................................................                 .36
                                                                                                                ---------------
   Maximum offering price to public.......................................................................              $12.06
                                                                                                                ---------------
                                                                                                                ---------------
Class B:
   Net asset value, offering price and redemption price per share
      ($50,997,864 / 4,356,540 shares of beneficial interest issued and outstanding)......................              $11.71
                                                                                                                ---------------
                                                                                                                ---------------
Class C:
   Net asset value, offering price and redemption price per share
      ($43,797 / 3,741 shares of beneficial interest issued and outstanding)..............................              $11.71
                                                                                                                ---------------
                                                                                                                ---------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1996
Income
   Interest.................................     $ 6,617,678
                                               ---------------
Expenses
   Management fee...........................         546,058
   Distribution fee--Class A................          51,205
   Distribution fee--Class B................         289,546
   Distribution fee--Class C................             730
   Custodian's fees and expenses............          85,000
   Transfer agent's fees and expenses.......          72,000
   Reports to shareholders..................          46,000
   Registration fees........................          40,000
   Audit fees and expenses..................          12,300
   Legal fees and expenses..................          10,000
   Trustees' fees...........................           3,900
   Miscellaneous............................           6,397
                                               ---------------
      Total expenses........................       1,163,136
   Less: Management fee waiver..............         (54,606)
      Custodian fee credit..................          (9,783)
                                               ---------------
      Net expenses..........................       1,098,747
                                               ---------------
Net investment income.......................       5,518,931
                                               ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         835,052
   Financial futures transactions...........        (660,186)
                                               ---------------
                                                     174,866
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................      (1,647,381)
   Financial futures contracts..............          91,875
                                               ---------------
                                                  (1,555,506)
                                               ---------------
Net loss on investments.....................      (1,380,640)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,138,291
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                      Year Ended August 31,
in Net Assets                           1996                1995
Operations
   Net investment income........    $   5,518,931       $    6,137,178
   Net realized gain on
      investment
      transactions..............          174,866              807,146
   Net change in unrealized
      appreciation of
      investments...............       (1,555,506)             868,206
                                  -----------------    ---------------
   Net increase in net assets
      resulting from
      operations................        4,138,291            7,812,530
                                  -----------------    ---------------
Dividends and distributions
   (Note 1)
   Dividends to shareholders
      from net investment income
      Class A...................       (2,697,227)          (1,643,462)
      Class B...................       (2,817,228)          (4,490,813)
      Class C...................           (4,476)              (2,903)
                                  -----------------    ---------------
                                       (5,518,931)          (6,137,178)
                                  -----------------    ---------------
   Distributions from net
      realized gains
      Class A...................         (301,130)                  --
      Class B...................         (344,409)                  --
      Class C...................             (787)                  --
                                  -----------------    ---------------
                                         (646,326)                  --
                                  -----------------    ---------------
Series share transactions (net
   of share conversions) (Note
   5)
   Net proceeds from shares
      sold......................        4,188,171            6,780,605
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............        3,659,786            3,526,725
   Cost of shares reacquired....      (18,991,116)         (20,943,985)
                                  -----------------    ---------------
   Net decrease in net assets
      from Series share
      transactions..............      (11,143,159)         (10,636,655)
                                  -----------------    ---------------
Total decrease..................      (13,170,125)          (8,961,303)
Net Assets
Beginning of year...............      114,063,197          123,024,500
                                  -----------------    ---------------
End of year.....................    $ 100,893,072       $  114,063,197
                                  -----------------    ---------------
                                  -----------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objectives of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing primarily in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in preparation of its financial statements.

Security Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing services, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 p.m., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. There were no futures contracts outstanding at August 31, 1996.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal Income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                OHIO SERIES
--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $54,606 ($0.006 per share) for the year ended August 31, 1996. The series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B, and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $6,200 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales-persons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $116,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF, and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $51,000 for the services of PMFS. As of August 31, 1996 approximately $4,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $37,527,067 and $46,951,299, respectively.

The cost basis of investments for federal income tax purposes at August 31, 1996, was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $5,023,940 (gross unrealized appreciation--$5,296,158; gross unrealized depreciation--$272,218).

The Fund elected to treat approximately $90,800 of net capital losses incurred during the ten month period ended August 31, 1996 as having occurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               OHIO SERIES
--------------------------------------------------------------------------------
also available for shareholders who qualified to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal year ended August 31, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................      43,750    $    514,430
Shares issued in reinvestment of
  dividends
  and distributions.................     146,362       1,749,925
Shares reacquired...................    (808,263)     (9,588,893)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (618,151)     (7,324,538)
Shares issued upon conversion from
  Class B...........................     590,855       7,039,782
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (27,296)   $   (284,756)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      66,566    $    777,944
Shares issued in reinvestment of
  dividends.........................      76,044         896,433
Shares reacquired...................    (429,023)     (5,024,610)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (286,413)     (3,350,233)
Shares issued upon conversion from
  Class B...........................   4,170,236      48,050,779
                                      ----------    ------------
Net increase in shares
  outstanding.......................   3,883,823    $ 44,700,546
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1996:
Shares sold.........................     304,364    $  3,636,646
Shares issued in reinvestment of
  dividends
  and distributions.................     159,308       1,908,271
Shares reacquired...................    (780,551)     (9,284,600)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (316,879)     (3,739,683)
Shares reacquired upon conversion
  into Class A......................    (591,352)     (7,039,782)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (908,231)   $(10,779,465)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     508,275    $  5,874,263
Shares issued in reinvestment of
  dividends.........................     228,476       2,627,480
Shares reacquired...................  (1,391,757)    (15,906,486)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (655,006)     (7,404,743)
Shares reacquired upon conversion
  into Class A......................  (4,166,740)    (48,050,779)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,821,746)   $(55,455,522)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended August 31, 1996:
Shares sold.........................       3,157    $     37,095
Shares issued in reinvestment of
  dividends
  and distributions.................         133           1,590
Shares reacquired...................     (10,129)       (117,623)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (6,839)   $    (78,938)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      11,057    $    128,398
Shares issued in reinvestment of
  dividends.........................         237           2,812
Shares reacquired...................      (1,160)        (12,889)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      10,134    $    118,321
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         OHIO SERIES
--------------------------------------------------------------------------------

                                                                Class A
                                          ----------------------------------------------------
                                                         Year Ended August 31,
                                          ----------------------------------------------------
                                           1996        1995        1994       1993       1992
                                          -------     -------     ------     ------     ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of year......  $ 11.92     $ 11.72     $12.38     $11.69     $11.17
                                          -------     -------     ------     ------     ------
Income from investment operations
Net investment income...................      .63(a)      .65(a)     .66        .69        .70
Net realized and unrealized gain (loss)
   on investment transactions...........     (.15)        .20       (.66)       .69        .52
                                          -------     -------     ------     ------     ------
   Total from investment operations.....      .48         .85         --       1.38       1.22
                                          -------     -------     ------     ------     ------
Less distributions
Dividends from net investment income....     (.63)       (.65)      (.66)      (.69)      (.70)
Distributions from net realized gains        (.07)         --         --         --         --
                                          -------     -------     ------     ------     ------
   Total distributions..................     (.70)       (.65)      (.66)      (.69)      (.70)
                                          -------     -------     ------     ------     ------
Net asset value, end of year............  $ 11.70     $ 11.92     $11.72     $12.38     $11.69
                                          -------     -------     ------     ------     ------
                                          -------     -------     ------     ------     ------
TOTAL RETURN(b):........................     4.02%       7.59%     (0.01)%    12.12%     12.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........  $49,851     $51,132     $4,749     $4,647     $2,095
Average net assets (000)................  $51,205     $29,904     $4,733     $2,904     $1,289
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      .80%(a)     .83%(a)    .84%       .84%       .81%
   Expenses, excluding distribution
      fees..............................      .70%(a)     .73%(a)    .74%       .74%       .71%
   Net investment income................     5.27%(a)    5.50%(a)   5.45%      5.73%      6.34%
Portfolio turnover rate.................       35%         38%        20%        28%        37%

---------------
(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          OHIO SERIES
--------------------------------------------------------------------------------

                                                                   Class B                                         Class C
                                          ----------------------------------------------------------     ---------------------------
                                                            Year Ended August 31,                           Year Ended August 31,
                                          ----------------------------------------------------------     ---------------------------
                                           1996        1995         1994         1993         1992           1996            1995
                                          -------     -------     --------     --------     --------     ------------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....  $ 11.93     $ 11.73     $  12.38     $  11.70     $  11.18        $11.93          $11.73
                                          -------     -------     --------     --------     --------         -----           -----
Income from investment operations
Net investment income...................      .58(a)      .60(a)       .61          .65          .65           .55(a)
 .57(a)
Net realized and unrealized gain (loss)
   on investment transactions...........     (.15)        .20         (.65)         .68          .52          (.15)            .20
                                          -------     -------     --------     --------     --------         -----           -----
   Total from investment operations.....      .43         .80         (.04)        1.33         1.17           .40             .77
                                          -------     -------     --------     --------     --------         -----           -----
Less distributions
Dividends from net investment income....     (.58)       (.60)        (.61)        (.65)        (.65)         (.55)           (.57)
Distributions from net realized gains...     (.07)         --           --           --           --          (.07)             --
                                          -------     -------     --------     --------     --------         -----           -----
   Total distributions..................     (.65)       (.60)        (.61)        (.65)        (.65)         (.62)           (.57)

                                          -------     -------     --------     --------     --------         -----           -----
Net asset value, end of period..........  $ 11.71     $ 11.93     $  11.73     $  12.38     $  11.70        $11.71          $11.93
                                          -------     -------     --------     --------     --------         -----           -----
                                          -------     -------     --------     --------     --------         -----           -----
TOTAL RETURN(b):........................     3.61%       7.16%       (0.33)%      11.58%       10.79%         3.36%           6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $50,998     $62,805     $118,270     $121,937     $102,199           $44            $126
Average net assets (000)................  $57,909     $85,410     $121,365     $110,053     $ 96,178           $97            $ 61
Ratios to average net assets:
   Expenses, including distribution
      fees..............................     1.20%(a)    1.22%(a)     1.24%        1.24%        1.21%         1.45%(a)
1.49%(a)
   Expenses, excluding distribution
      fees..............................      .70%(a)     .72%(a)      .74%         .74%         .71%          .70%(a)
 .74%(a)
   Net investment income................     4.87%(a)    5.27%(a)     5.05%        5.33%        5.73%         4.62%(a)
4.76%(a)
Portfolio turnover rate.................       35%         38%          20%          28%          37%           35%             38%
---------------
                                          August 1,
                                           1994(d)
                                           Through
                                          August 31,
                                             1994
                                          ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $11.75
                                             -----
Income from investment operations
Net investment income...................       .05
Net realized and unrealized gain (loss)
   on investment transactions...........      (.02)
                                             -----
   Total from investment operations.....       .03
                                             -----
Less distributions
Dividends from net investment income....      (.05)
Distributions from net realized gains...        --
                                             -----
   Total distributions..................      (.05)
                                             -----
Net asset value, end of period..........    $11.73
                                             -----
                                             -----
TOTAL RETURN(b):........................      0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........        $5
Average net assets (000)................        $2
Ratios to average net assets:
   Expenses, including distribution
      fees..............................      2.28%(c)
   Expenses, excluding distribution
      fees..............................      1.53%(c)
   Net investment income................      4.73%(c)
Portfolio turnover rate.................        20%
---------------

(a) Net of fee waiver.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                OHIO SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Ohio Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
----------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--97.9%
----------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev., Greater Pittsburgh Int'l.
   Arpt., Ser. A, F.S.A.                                        Aaa              6.60%       1/01/04    $  1,000     $  1,077,680
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.                                Aaa              7.00        6/15/08       1,000(f)     1,083,990
   Univ. Rev., Duquesne Univ. Proj., A.M.B.A.C.                 Aaa              5.00        3/01/21       1,500        1,333,320
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp. Proj., Ser. A, M.B.I.A.                 Aaa              6.25        9/01/20       1,750        1,801,905
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero       10/01/14       2,000          687,760
   Magee-Womens Hosp., F.G.I.C.                                 Aaa              Zero       10/01/16       2,000          605,260
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/18       2,000          537,340
   Magee-Womens Hosp., F.G.I.C.                                 Aaa             Zero        10/01/19       4,000        1,012,600
   Presbyterian Univ. Hosp., Ser. C, M.B.I.A.                   Aaa              7.625       7/01/15       1,100        1,178,287
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50        1/01/20       2,000        2,177,140
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa3             6.70       12/01/20       4,500        4,558,815
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F                                                       Aaa              9.00        6/01/17         375          392,272
   Ser. Q                                                       Aaa              7.40       12/01/22         970        1,019,121
Allegheny Cnty. San. Auth. Swr. Rev.,
   F.G.I.C.                                                     Aaa             Zero        12/01/05       2,620        1,616,173
   Ser. A, F.G.I.C.                                             Aaa             Zero         6/01/06       1,640          976,259
Allegheny Cnty., Ser. C-37, M.B.I.A.                            Aaa              7.30       12/01/10       1,500(f)     1,657,110
Allentown, A.M.B.A.C.,
   Gtd. Wtr. Impvt.                                             Aaa              5.65        7/15/10         775          786,121
   Gtd. Wtr. Impvt.                                             Aaa              5.65        7/15/10         325          329,664
   Gtd. Wtr. Impvt.                                             Aaa              5.65        7/15/10         330          334,736
Beaver Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Ohio
   Edison Proj., Ser. A, F.G.I.C.                               Aaa              7.75        9/01/24       1,150        1,256,996
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.           NR               6.875       1/01/23       1,500        1,469,100
Berks Cnty. Mun. Auth. Hosp. Rev., Reading Hosp. Med. Ctr.
   Proj., M.B.I.A.                                              Aaa              5.70       10/01/14       1,250        1,233,288
Bucks Cnty. Wtr. & Swr. Auth. Rev., Neshaminy Interceptor
   Swr. Sys., F.G.I.C.                                          Aaa             Zero        12/01/15       2,175          691,694
Butler Cnty. Hosp. Auth. Rev., North Hills Passavant
   Hosp., Ser. A, F.S.A.                                        Aaa              7.00        6/01/22       1,000        1,078,640
Cambria Cnty. Ind. Dev. Auth., Poll. Ctrl. Rev., Elec. Co.
   Proj., Ser. A, M.B.I.A.                                      Aaa              5.35       11/01/10       8,360        8,203,166
Central Greene Sch. Dist., Ser. AA, A.M.B.A.C.                  Aaa              5.25        2/15/24       1,000          918,460
Chartiers Valley Ind., Ref.-Friendship Vlg./South Hills         NR               6.75        8/15/18       2,225        2,191,380
Chester Upland Sch. Auth., Sch. Rev.                            A(c)             6.375       9/01/21       1,000        1,014,650
Dauphin Cnty. Gen. Auth. Rev., B.I.G                            Aaa              7.40        1/01/06          70           72,213

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest    Maturity      Amount         Value
Description (a)                                                 (Unaudited)      Rate        Date         (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Delaware Cnty. Auth. Hosp. Rev., Crozer-Chester Med. Ctr.,
   M.B.I.A.                                                     Aaa              7.15%      12/15/05    $  2,550     $  2,842,358
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Rec. Proj., Ser.
   A                                                            Aa3              8.10       12/01/13       2,000        2,082,980
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20        7/01/23       3,180        3,206,394
Emmaus Gen. Auth. Rev., Local Gov't Bond, B.I.G.,
   Ser. B                                                       Aaa              8.00        5/15/18       1,000(e)     1,069,920
   Ser. C                                                       Aaa              7.90        5/15/18       1,250        1,344,125
   Ser. E                                                       Aaa              7.90        5/15/18       2,000        2,150,600
   Ser. F                                                       Aaa              7.90        5/15/18       1,600        1,720,480
Erie Higher Ed. Bldg. Auth., College Rev., Mercyhurst
   Coll. Proj.                                                  AAA(c)           7.85        9/15/19       1,000        1,096,950
Great Valley Sch. Dist., Chester Cnty.                          Aa1              5.10        2/15/16       2,000        1,837,260
Greencastle Antrim Sch. Dist., M.B.I.A.,
   Cap. Appreciation, Ser. B                                    Aaa              Zero        1/01/12       1,000          413,620
   Cap. Appreciation, Ser. B                                    Aaa              Zero        1/01/13       1,000          384,340
Harrisburg Auth. Lease Rev., F.S.A.                             Aaa              6.625       6/01/13       1,500(f)     1,634,265
Harrisburg Redev. Auth. Rev., Cap. Impvt., Ser. A,
   F.G.I.C.                                                     Aaa              7.875      11/02/16         900          964,980
Lancaster Cnty. Solid Waste Mgmt. Auth. Rev.,
   Res. Rec. Sys. Landfill Rev.                                 A                7.75       12/15/04         750          776,753
   Res. Rec. Sys. Landfill Rev.                                 A                7.875      12/15/09         500          519,005
   Res. Rec. Sys. Rev., Ser. A                                  A                8.375      12/15/04       1,000        1,050,560
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev., Lower
   Bucks Hosp.                                                  Ba               7.35        7/01/22       1,000          933,720
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.                                      Baa1             6.75        5/01/14       1,800        1,833,264
   St. Vincent Coll. Proj.                                      Baa1             6.75        5/01/24       1,500        1,507,200
Lehigh Cnty. Gen. Purpose Auth. Revs., Horizon Hlth. Sys.
   Inc.,
   Ser. A                                                       NR               8.25        7/01/13         500          525,375
Lower Pottsgrove Twnshp. Auth. Swr. Rev., Montgomery
   Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa             Zero        11/01/13       1,155          422,776
   Ser. A                                                       Aaa             Zero        11/01/15       1,185          378,726
Luzerne Cnty. Ind. Dev. Auth. Rev., Gas & Water, Ser. B         Baa1             7.125      12/01/22       6,000        6,268,860
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      NR               8.625       7/01/07       4,000(f)     4,616,360
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll Ctrl.,
   Philadelphia Elec. Co., Ser. A                               Baa1             7.60        4/01/21       1,000        1,065,930
   Res. Recovery                                                A-(c)            7.50        1/01/12       2,000        2,124,080
Montgomery Cnty. Redev. Auth., Multifamily Hsg., Ser. A         NR               6.50        7/01/25       1,400        1,345,344
Northampton Cnty. Higher Ed. Auth. Rev.,
   Lehigh Univ., M.B.I.A.                                       Aaa              7.10       11/15/09       1,500        1,628,940
   Moravian Coll.                                               AAA(c)           8.20        6/01/11       2,095(f)     2,442,330
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25        7/01/11       2,195        2,353,347

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest    Maturity      Amount         Value
Description (a)                                                 (Unaudited)      Rate        Date         (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(c)           6.00%       7/15/18    $  3,235     $  2,980,147
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr.                                                         NR               6.375      10/15/23       1,000          921,590
Penn Hills, Ser. B, A.M.B.A.C.                                  Aaa              Zero       12/01/18       1,360          361,787
Penn Hills Twnshp., Gen. Oblig., A.M.B.A.C.,
   Ser. A                                                       Aaa              Zero       12/01/09       1,530          727,392
   Ser. A                                                       Aaa             Zero         6/01/10       1,535          704,857
Pennsylvania Convention Ctr. Auth. Rev., Ser. A, F.G.I.C.       Aaa              6.00        9/01/19       5,320        5,516,893
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj.                             Baa2             7.60       12/01/20       3,000        3,291,930
   Wst. Wtr. Treatment Rev., Sun Co. R & M Proj., Ser. A        Baa1             7.60       12/01/24       4,500        4,945,185
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge.                                             Aa               7.80       10/01/20       2,930        3,075,269
   Sngl. Fam. Mtge.                                             Aa               8.414(d)    4/01/25       2,100        1,968,750
   Sngl. Fam. Mtge., Ser. X, F.H.A.                             Aa               8.10       10/01/10         780          785,858
Pennsylvania Infrastructure Invt. Auth. Rev., M.B.I.A.          Aaa              5.625       9/01/14       1,500        1,458,675
Pennsylvania St. Cert. of Part., F.S.A.                         Aaa              6.25       11/01/06       1,900        2,017,971
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll., Ser. B                                      BBB+(c)          6.00       11/01/22       2,000        1,883,620
   Hahnemann Univ. Proj., M.B.I.A.                              Aaa              7.20        7/01/09       1,500        1,637,235
   Hlth. Svs. Rev., Allegheny De. Vy. Oblig., Ser. A.,
      M.B.I.A.                                                  Aa               5.75        1/01/22       1,500        1,457,040
   Hlth. Svs. Rev., Univ. of PA., Ser. A                        Aaa              5.70       11/15/11       2,000        1,985,760
   La Salle Univ., M.B.I.A.                                     Aaa              7.70        5/01/10       1,100(f)     1,181,565
   Med. Coll. of Penn., Ser. A                                  Baa              7.50        3/01/14       2,350(f)     2,516,262
Philadelphia Arpt. Rev., Philadelphia Arpt. Sys.                Baa1             9.00        6/15/15       2,000        2,048,060
Philadelphia Gas Wks. Rev.                                      Baa1             7.70        6/15/11         215          245,309
Philadelphia Gas Wks. Rev.,
   13th Ser.                                                    Baa1             7.20        6/15/98         500          521,450
   13th Ser.                                                    Baa1             7.30        6/15/99         625          663,544
   13th Ser.                                                    Aaa              7.70        6/15/21       3,430(f)     3,927,830
Philadelphia Gen. Oblig., M.B.I.A.                              Aaa              5.00        5/15/15       4,640        4,229,082
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Hosp. Proj., Ser. A                               Aa               5.00        2/15/21       2,000        1,738,220
   Childrens' Seashore House                                    A-(c)            7.00        8/15/12         500          524,265
   Childrens' Seashore House, Ser. A                            A-(c)            7.00        8/15/12       1,000        1,048,340
   Childrens' Seashore House, Ser. A                            A-(c)            7.00        8/15/17       1,000        1,032,520
   Grad. Hlth. Systems                                          Ba               7.25        7/01/18       5,000        5,079,750
Philadelphia Ind. Dev. Auth. Rev.,
   Inst. For Cancer Res. Proj., Ser. B                          AA-(c)           7.25        7/01/10       5,770        6,223,695
   Nat'l. Brd. of Med. Examiners Proj.                          A+(c)            6.75        5/01/12       5,000        5,360,000
Philadelphia Pkg. Auth. Rev., Arpt. Pkg., A.M.B.A.C.            Aaa              7.375       9/01/18       2,200        2,362,294
Philadelphia Redev. Auth. Rev., Home Impvt. Loan, Ser. A,
   F.H.A.                                                       A1               7.40        6/01/08         295          311,691

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest    Maturity      Amount         Value
Description (a)                                                 (Unaudited)      Rate        Date         (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
Philadelphia Wtr. & Swr. Rev.,
   M.B.I.A.                                                     Aaa              6.25%       8/01/08    $  2,000     $  2,164,360
   15th Ser., M.B.I.A.                                          Aaa              6.875      10/01/06         700          750,547
Pittsburgh Stadium Auth. Rev., F.G.I.C.                         AAA(c)           7.50       10/15/01         500          512,230
Pittsburgh Urban Redev. Auth., Mtge. Rev.,
   Ser. 87B                                                     A1               8.30        4/01/17         795          832,627
   Ser. C, A.M.T.                                               A1               6.55        4/01/28       1,635        1,629,458
Pittsburgh Wtr. & Swr. Auth., F.G.I.C.,
   Ser. A                                                       Aaa              5.60        9/01/22       5,450        5,220,010
   Wtr. & Swr. Sys. Rev.                                        Aaa              6.50        9/01/13       5,000        5,500,950
Pottstown Boro. Auth., Swr. Rev., F.G.I.C.                      Aaa             Zero        11/01/03       1,200          836,916
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                  Baa1             5.40        7/01/25       2,500        2,292,050
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00        7/01/10       4,030        4,652,393
   Gen. Oblig., F.S.A.                                          Aaa              7.958(d)    7/01/20       4,250        4,149,062
   Gen. Oblig., M.B.I.A.                                        Aaa              5.50        7/01/08       3,340        3,397,916
   Hwy. & Trans. Auth. Rev., Ser. Y                             Baa1             6.25        7/01/14       1,000        1,047,230
   Pub. Impvt.                                                  AAA(c)           7.70        7/01/20       5,250(f)     5,931,870
   Pub. Impvt. Rfdg., M.B.I.A.                                  Aaa              7.00        7/01/10         720          831,197
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S, M.B.I.A.       Aaa              7.00        7/01/06       1,800        2,073,834
Puerto Rico Port Auth. Rev., Spl. Facs. Amer. Airlines,
   Ser. A.                                                      Baa3             6.25        6/01/26       1,475        1,463,392
Sayre Hlth. Care Facs. Auth. Rev., A.M.B.A.C.,
   Cap. Asset Fin. Prog. C                                      Aaa              7.70       12/01/13         500          546,070
   Cap. Asset Fin. Prog. C                                      Aaa              7.625      12/01/15       1,000        1,109,420
Scranton Pkg. Auth. Rev.                                        A(c)             8.125       9/15/14       1,600(f)     1,716,768
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. of Scranton Proj., Ser. C                              A-(c)            7.50        6/15/06       1,000(f)     1,114,730
   Univ. of Scranton Proj., Ser. C                              A-(c)            6.50        3/01/15       2,250        2,347,492
So. Fork Mun. Auth. Hosp. Rev., Lee Hosp. Proj., Ser. A         A-(c)            5.50        7/01/23       2,500        2,213,025
Unity Twnshp. Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Cap. Appreciation                                            Aaa             Zero        11/01/11       1,035          435,425
   Cap. Appreciation                                            Aaa             Zero        11/01/12       1,035          408,049
   Cap. Appreciation                                            Aaa             Zero        11/01/13       1,035          378,851
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Gas Tax                                          BBB(c)           7.70       10/01/04       1,000        1,077,620
   Ref. Matching Loan Notes, Ser. A                             NR               7.25       10/01/18       1,950        2,069,613
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91      NR               7.75       10/01/06       1,000        1,054,700
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.                                 Aaa              7.45       12/15/18       2,900(f)     3,257,512
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A                6.75       12/01/08       2,750        2,858,790

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments                     PRUDENTIAL MUNICIPAL SERIES FUND
as of August 31, 1996                        PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest    Maturity      Amount         Value
Description (a)                                                 (Unaudited)      Rate        Date         (000)        (Note 1)
---------------------------------------------------------------------------------------------------------------------------------
West Mifflin San. Swr. Mun. Auth. Rev., F.G.I.C.                Aaa              6.25%       8/01/10    $  1,555     $  1,670,459
York Cnty. Solid Waste & Refuse Auth., Ind. Dev. Rev.,
   Res. Rec. Proj., Ser. C                                      AA-(c)           8.20       12/01/14       1,000        1,060,840
                                                                                                                     ------------
Total long-term investments (cost $222,556,850)                                                                       233,175,224
SHORT-TERM INVESTMENTS--0.7%
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   F.R.D.D.,
   Childrens' Hosp. of PA., Ser. 92B                            VMIG1            3.75        9/03/96         200          200,000
   Childrens' Hosp of PA., Ser. 96A                             VMIG1            3.75        9/03/96       1,500        1,500,000
                                                                                                                     ------------
Total short-term investments (cost $1,700,000)                                                                          1,700,000
OUTSTANDING CALL OPTION PURCHASED                                                          Expiration                Contracts(g)
                                                                                             Date                     -----------
                                                                                           ---------
U.S. Treasury Bond Futures expiring Nov. '96 @$112.00
   (cost $72,807)                                               NR              --          11/16/96         100           35,937
                                                                                                                     ------------
Total Investments--98.6%
(cost $224,329,657; Note 4)                                                                                           234,911,161
Other assets in excess of liabilities--1.4%                                                                             3,385,691
                                                                                                                     ------------
Net Assets--100%                                                                                                     $238,296,852
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
   A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Annual Mandatory Tender.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's Rating.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
(e) Pledged as initial margin on financial futures contracts.
(f) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(g) One contract equals $1,000 face value.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities         PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1996
Investments, at value (cost $224,329,657).................................................................      $  234,911,161
Cash......................................................................................................             405,047
Interest receivable.......................................................................................           3,989,629
Receivable for investments sold...........................................................................           2,065,698
Receivable for Series shares sold.........................................................................              74,047
Deferred expenses and other assets........................................................................               7,260
                                                                                                                ---------------
   Total assets...........................................................................................         241,452,842
                                                                                                                ---------------
Liabilities
Payable for investments purchased.........................................................................           2,093,598
Payable for Series shares reacquired......................................................................             355,529
Dividends payable.........................................................................................             207,733
Accrued expenses..........................................................................................             182,657
Due to broker-variation margin............................................................................             142,188
Management fee payable....................................................................................              92,621
Distribution fee payable..................................................................................              78,964
Deferred trustee's fees...................................................................................               2,700
                                                                                                                ---------------
   Total liabilities......................................................................................           3,155,990
                                                                                                                ---------------
Net Assets................................................................................................      $  238,296,852
                                                                                                                ---------------
                                                                                                                ---------------
Net assets were comprised of:
   Shares of beneficial interest, at par..................................................................      $      227,240
   Paid-in capital in excess of par.......................................................................         226,563,470
                                                                                                                ---------------
                                                                                                                   226,790,710
   Accumulated net realized gain on investments...........................................................           1,314,482
   Net unrealized appreciation on investments.............................................................          10,191,660
                                                                                                                ---------------
Net assets, August 31, 1996...............................................................................      $  238,296,852
                                                                                                                ---------------
                                                                                                                ---------------
Class A:
   Net asset value and redemption price per share
      ($69,658,688 / 6,641,845 shares of beneficial interest issued and outstanding)......................               $10.49
   Maximum sales charge (3.0% of offering price)..........................................................                 .32
   Maximum offering price to public.......................................................................              $10.81
Class B:
   Net asset value, offering price and redemption price per share
      ($167,809,191 / 16,003,102 shares of beneficial interest issued and outstanding)....................              $10.49
Class C:
   Net asset value, offering price and redemption price per share
      ($828,973 / 79,052 shares of beneficial interest issued and outstanding)............................              $10.49

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1996
Income
   Interest...................................     $15,822,531
                                                 ---------------
Expenses
   Management fee.............................       1,253,004
   Distribution fee--Class A..................          59,995
   Distribution fee--Class B..................         949,510
   Distribution fee--Class C..................           5,277
   Transfer agent's fees and expenses.........         190,000
   Reports to shareholders....................         141,000
   Custodian's fees and expenses..............         109,000
   Registration fees..........................          47,000
   Audit fees and expenses....................          12,300
   Legal fees and expenses....................          10,000
   Trustees' fees.............................           3,900
   Miscellaneous..............................           3,708
                                                 ---------------
      Total expenses..........................       2,784,694
   Less: Management fee waiver................        (125,300)
       Custodian fee credit...................         (24,139)
                                                 ---------------
      Net expenses............................       2,635,255
                                                 ---------------
Net investment income.........................      13,187,276
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on:
   Investment transactions....................       2,187,217
   Financial futures contracts................         919,453
                                                 ---------------
                                                     3,106,670
                                                 ---------------
Net change in unrealized depreciation on:
   Investments................................      (4,058,154)
   Financial futures contracts................        (332,813)
                                                 ---------------
                                                    (4,390,967)
                                                 ---------------
Net loss on investments.......................      (1,284,297)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $11,902,979
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------


Increase (Decrease)                   Year Ended August 31,
in Net Assets                          1996            1995
Operations
   Net investment income........   $ 13,187,276    $ 13,870,072
   Net realized gain (loss) on
      investment transactions...      3,106,670        (508,005)
   Net change in unrealized
      appreciation/depreciation
      of investments............     (4,390,967)      2,878,813
                                   ------------    ------------
   Net increase in net assets
      resulting from
      operations................     11,902,979      16,240,880
                                   ------------    ------------
Dividends to shareholders from
   net investment income (Note
   1)
      Class A...................     (3,346,434)     (1,734,468)
      Class B...................     (9,806,020)    (12,124,140)
      Class C...................        (34,822)        (11,464)
                                   ------------    ------------
                                    (13,187,276)    (13,870,072)
                                   ------------    ------------
Series share transactions (net
   of share conversions) (Note
   5)
   Net proceeds from shares
      sold......................     14,511,819      19,260,042
   Net asset value of shares
      issued in reinvestment of
      dividends.................      7,333,818       7,902,987
   Cost of shares reacquired....    (35,929,977)    (44,342,507)
                                   ------------    ------------
   Net decrease in net assets
      from Series share
      transactions..............    (14,084,340)    (17,179,478)
                                   ------------    ------------
Total decrease..................    (15,368,637)    (14,808,670)
Net Assets
Beginning of year...............    253,665,489     268,474,159
                                   ------------    ------------
End of year.....................   $238,296,852    $253,665,489
                                   ------------    ------------
                                   ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of fourteen series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the ``Series'') commenced investment operations in April, 1987. The Series is diversified and seeks to achieve it's investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series, as a writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. As of August 31, 1996, the Fund did not have any open written options.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is
--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $125,300 ($.006 per share for Class A, B and C shares: .05% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996, Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1996.

PMFD and PSI have advised the Series that they have received approximately $24,600 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1996. From these fees, PMFD and PSI paid such sales charges Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the fiscal year ended August 31, 1996, it received approximately $285,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

                                            PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements               PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1996, the Series incurred fees of approximately $122,800 for the services of PMFS. As of August 31, 1996, approximately $9,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1996 were $65,199,553 and $82,899,570, respectively.

The cost basis of investments for federal income tax purposes was $224,297,076 and, accordingly, as of August 31, 1996 net unrealized appreciation of investments for federal income tax purposes is $10,614,085 (gross unrealized appreciation--$12,093,548; gross unrealized depreciation--$1,479,463).

At August 31, 1996 the Series purchased 175 financial futures contracts on the Municipal Bond Index expiring September 1996. The value at disposition of such contracts was $19,169,531. The value of such contracts on August 31, 1996 was $18,779,687 thereby resulting in an unrealized loss of $389,844.

The Series has fully utilized its capital loss carryforward of approximately $1,452,000. The Series has elected to treat net capital losses of approximately $1,202,900 incurred in the ten month period ended August 31, 1995 as being incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1996 and August 31, 1995 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1996:
Shares sold........................      170,524    $  1,815,672
Shares issued in reinvestment of
  dividends........................      174,484       1,854,233
Shares reacquired..................     (856,245)     (9,076,849)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (511,237)     (5,406,944)
Shares issued upon conversion from
  Class B..........................    2,346,430      24,852,900
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,835,193    $ 19,445,956
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................      299,314    $  3,060,202
Shares issued in reinvestment of
  dividends........................       94,611         981,883
Shares reacquired..................     (429,242)     (4,432,346)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (35,317)       (390,261)
Shares issued upon conversion from
  Class B..........................    3,820,038      39,180,753
                                      ----------    ------------
Net increase in shares
  outstanding......................    3,784,721    $ 38,790,492
                                      ----------    ------------
                                      ----------    ------------
Class B
-----------------------------------
Year ended August 31, 1996:
Shares sold........................    1,135,725    $ 12,092,210
Shares issued in reinvestment of
  dividends........................      513,704       5,464,148
Shares reacquired..................   (2,513,126)    (26,746,007)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (863,697)     (9,189,649)
Shares reacquired upon conversion
  into Class A.....................   (2,346,430)    (24,852,900)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (3,210,127)   $(34,042,549)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................    1,556,154    $ 15,906,587
Shares issued in reinvestment of
  dividends........................      676,394       6,911,570
Shares reacquired..................   (3,929,313)    (39,845,757)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,696,765)    (17,027,600)
Shares reacquired upon conversion
  into Class A.....................   (3,820,038)    (39,180,753)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (5,516,803)   $(56,208,353)
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1996:
Shares sold........................       55,805    $    603,937
Shares issued in reinvestment of
  dividends........................        1,449          15,437
Shares reacquired..................      (10,040)       (107,121)
                                      ----------    ------------
Net increase in shares
  outstanding......................       47,214    $    512,253
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1995:
Shares sold........................       28,444    $    293,253
Shares issued in reinvestment of
  dividends........................          926           9,534
Shares reacquired..................       (6,201)        (64,404)
                                      ----------    ------------
Net increase in shares
  outstanding......................       23,169    $    238,383
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                         PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                               Class A
                                        -----------------------------------------------------
                                                        Year Ended August 31,
                                        -----------------------------------------------------
                                         1996        1995        1994        1993       1992
                                        -------     -------     -------     ------     ------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   year.............................    $ 10.55     $ 10.42     $ 11.21     $10.55     $ 9.96
                                        -------     -------     -------     ------     ------
Income from investment operations
Net investment income...............        .59(a)      .60(a)      .59        .62        .62
Net realized and unrealized gain
   (loss) on investment
   transactions.....................       (.06)        .13        (.68)       .70        .59
                                        -------     -------     -------     ------     ------
   Total from investment
      operations....................        .53         .73        (.09)      1.32       1.21
                                        -------     -------     -------     ------     ------
Less distributions
Dividends from net investment
   income...........................       (.59)       (.60)       (.59)      (.62)      (.62)
Distributions from net realized
   gains............................      --          --           (.11)      (.04)      --
                                        -------     -------     -------     ------     ------
   Total distributions..............       (.59)       (.60)       (.70)      (.66)      (.62)
                                        -------     -------     -------     ------     ------
Net asset value, end of year........    $ 10.49     $ 10.55     $ 10.42     $11.21     $10.55
                                        -------     -------     -------     ------     ------
                                        -------     -------     -------     ------     ------
TOTAL RETURN(b):....................       5.08%       7.35%       (.82)%    12.86%     12.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......    $69,659     $50,696     $10,651     $9,342     $5,908
Average net assets (000)............    $59,995     $30,092     $10,315     $7,354     $4,439
Ratios to average net assets:
   Expenses, including distribution
      fees..........................        .75%(a)     .80%(a)     .75%       .78%       .81%
   Expenses, excluding distribution
      fees..........................        .65%(a)     .70%(a)     .65%       .68%       .71%
   Net investment income............       5.56%(a)    5.76%(a)    5.52%      5.69%      5.99%
Portfolio turnover rate.............         26%         19%         22%        13%        25%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment dividends and distributions.

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                Class B                                     Class C
                                      ------------------------------------------------------------     -----------------
                                                         Year Ended August 31,                         Year Ended August 31,
                                      ------------------------------------------------------------     -----------------
                                        1996         1995         1994         1993         1992        1996       1995
                                      --------     --------     --------     --------     --------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................  $  10.55     $  10.42     $  11.21     $  10.54     $   9.96     $10.55     $10.42
                                      --------     --------     --------     --------     --------     ------     ------
Income from investment operations
Net investment income...............       .55(a)       .56(a)       .55          .57          .58        .52(a)     .53(a)
Net realized and unrealized gain
   (loss) on investment
   transactions.....................      (.06)         .13        (.68)          .71          .58       (.06)       .13
                                      --------     --------     --------     --------     --------     ------     ------
   Total from investment
      operations....................       .49          .69        (.13)         1.28         1.16        .46        .66
                                      --------     --------     --------     --------     --------     ------     ------
Less distributions
Dividends from net investment
   income...........................      (.55)        (.56)       (.55)        (.57)        (.58)       (.52)      (.53)
Distributions from net realized
   gains............................     --           --           (.11)        (.04)        --          --         --
                                      --------     --------     --------     --------     --------     ------     ------
   Total distributions..............      (.55)        (.56)       (.66)        (.61)        (.58)       (.52)      (.53)
                                      --------     --------     --------     --------     --------     ------     ------
Net asset value, end of period......  $  10.49     $  10.55     $  10.42     $  11.21     $  10.54     $10.49     $10.55
                                      --------     --------     --------     --------     --------     ------     ------
                                      --------     --------     --------     --------     --------     ------     ------
TOTAL RETURN(b):....................      4.66%        6.92%      (1.22)%       12.54%       11.92%      4.41%      6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....  $167,809     $202,633     $257,732     $263,752     $206,028     $  829     $  336
Average net assets (000)............  $189,902     $223,082     $266,594     $229,955     $186,113     $  704     $  223
Ratios to average net assets:
   Expenses, including distribution
      fees..........................      1.15%(a)     1.17%(a)     1.15%        1.18%        1.21%      1.40%(a)   1.44%(a)
   Expenses, excluding distribution
      fees..........................       .65%(a)      .67%(a)      .65%         .68%         .71%       .65%(a)    .69%(a)
   Net investment income............      5.16%(a)     5.44%(a)     5.11%        5.29%        5.59%      4.91%(a)   5.14%(a)
Portfolio turnover rate.............        26%          19%          22%          13%          25%        26%        19%

                                      August 1,
                                       Through
                                      August 31,
                                         1994
                                      ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
   period...........................    $10.44
                                         -----

Income from investment operations
Net investment income...............       .04
Net realized and unrealized gain
   (loss) on investment
   transactions.....................      (.02)
                                         -----

   Total from investment
      operations....................       .02
                                         -----

Less distributions
Dividends from net investment
   income...........................      (.04)
Distributions from net realized
   gains............................      --
                                         -----

   Total distributions..............      (.04)
                                         -----

Net asset value, end of period......    $10.42
                                         -----
                                         -----

TOTAL RETURN(b):....................       .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).....    $   90
Average net assets (000)............    $    1
Ratios to average net assets:
   Expenses, including distribution
      fees..........................      2.00%(c)
   Expenses, excluding distribution
      fees..........................      1.25%(c)
   Net investment income............      8.51%(c)
Portfolio turnover rate.............        22%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                 PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Pennsylvania Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 14, 1996

APPENDIX I--GENERAL INVESTMENT INFORMATION



    The following terms are used in mutual fund investing.



ASSET ALLOCATION



    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



DIVERSIFICATION



    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION



    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



MARKET TIMING



    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.



POWER OF COMPOUNDING



    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA



    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



-1-
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



-2-
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



-3-
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.



-4-
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.



-5-
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the
  U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1995)


--------------

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1996. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL



    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-- Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.



INFORMATION ABOUT PRUDENTIAL



    The Manager and PIC-1- are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.



    MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, INSTITUTIONAL INVESTOR ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.



    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.-2-



    HEALTHCARE.   Over two  decades  ago, the  Prudential introduced  the  first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.



    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.



INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS



    Prudential Mutual Fund Management is one of the sixteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


---------------

-1- Prudential Investments,  a  business  group of  Prudential,  serves  as  the
    Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.



-2- As of December 31, 1994.



                                     III-1

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.



    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.



    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.



    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.-3- Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.



    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.



    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.



    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.



    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.



    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.



    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).


---------------

-3- As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.



                                     III-2

    TRADING DATA.-4- On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.-5- Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.-6-



    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.



INFORMATION ABOUT PRUDENTIAL SECURITIES



    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.-7-



    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).



    In   1995,  Prudential  Securities'  equity  research  team  ranked  8th  in
INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.-8-



    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.



    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.


---------------

-4- Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.



-5- Based on 669 funds  in Lipper Analytical Services  categories of Short  U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.



-6- As of December 31, 1994.



-7- As of December 31, 1994.



-8- On  an annual basis,  INSTITUTIONAL INVESTOR magazine  surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.



                                     III-3

APPENDIX IV--FIVE PERCENT SHAREHOLDER REPORT



    As of October 4, 1996, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were:



          SERIES AND CLASS NAME                        REGISTRATION                 SHARES       (PERCENT)
-----------------------------------------  ------------------------------------  -------------  ------------
Florida Series (Class C)                   Randall E L Falck Ttee                       53,473       (6.9%)
                                           Randall E L Falck
                                           Rev TR UA DTD 12/03/91
                                           FBO Randall E L Falck
                                           8049 Whisper Lake Ln W
                                           Ponte Vedra FL 32082-3116
                                           Mr Joseph R Rainwater Ttee                   45,995       (6.0%)
                                           Brown V Rainwater LVG
                                           Trust #1 UA Dtd 06/21/86
                                           PO Box 10875
                                           Pensacola FL 32524-0876

Hawaii Income Series (Class B)             Evelyn J Gender Ttee                         61,332       (7.4%)
                                           Amended and Restated Self
                                           Trusted TR UA Dtd 09/03/87
                                           619 Hunakai St
                                           Honolulu HI 96816-4909
                                           Erica K Hsiao Ttee                           43,621       (5.3%)
                                           Sidney C Hsiao &
                                           Erica Hsiao Tr Ua Dtd 09/27/83
                                           1434 Punahou St
                                           Honolulu HI 96822-4754

Hawaii Income Series (Class C)             Ralph S Tawata &                              6,274       (5.3%)
                                           Betty Y Tawata JT Ten
                                           3150 Oahu Ave
                                           Honolulu HI 96822-1246
                                           John C Rapozo                                10,806       (9.1%)
                                           PO Box 681
                                           Keaau Hi 96749-0681
                                           Thomas K Tsobota Miyako                      11,255       (9.5%)
                                           Tsubota Co-TTEES
                                           Thomas k Tsubota
                                           Miyako I Tsubota
                                           Revliv Tr UA DTD 04/19/90
                                           911 11th Ave
                                           Honolulu HI 96818-2240
                                           Mrs Joyce W Borthwick &                       7,039       (5.9%)
                                           Mrs Amy T Shibuya JT Ten
                                           123 Dowsett Ave
                                           Honolulu HI 96818-1109
                                           Irish O Eustace                               6,550       (5.5%)
                                           1930 Alaeloa St
                                           Honolulu HI 96821-1019

          SERIES AND CLASS NAME                        REGISTRATION                 SHARES       (PERCENT)
-----------------------------------------  ------------------------------------  -------------  ------------
Maryland Series (Class C)                  Julien J Lavoie                                 713      (16.5%)
                                           Marjorie G Lavoie JT Ten
                                           13405 Beall Creek Ct
                                           Potomac MD 20854-1119
                                           Henry Nathan II &                             1,416      (32.7%)
                                           Elaine T Nathan JT TEN
                                           6222 Roblynn Road
                                           Laurel MD 20707-2635
                                           Prudential Securities Inc.                    2,095      (48.4%)
                                           Erma N Ruble

Massachusetts Series (Class C)             Anna R Mascott TTEE                           2,953      (74.5%)
                                           Anna R Mascott 1988
                                           Revocable Trust UA DTD 01/19/88
                                           358 Del Pond Drive
                                           Canton MA 02021-2750
                                           Richard E Gray &                                563      (14.2%)
                                           Dorothy E Gray JT TEN
                                           234 Spring St
                                           Medford MA 02155-2852
                                           Ellen D Rothberg                                297       (7.5%)
                                           102 West Emerson St
                                           Melrose MA 02176-3128

Michigan Series (Class C)                  Richard Coleman                               2,515      (26.1%)
                                           PO Box 243
                                           Glenn MI 49416-0243
                                           Ann P Franklin                                2,532      (26.3%)
                                           Don F Franklin JT TEN
                                           707 Byron
                                           Milford MI 48381
                                           Lester L Fall Jr                              1,445      (15.0%)
                                           Cynthia D Fall JT TEN
                                           12460 Lincoln
                                           Burt MI 48417-9746
                                           David D Verdier TTEE                          1,366      (14.2%)
                                           The David D Verdier Trust
                                           UA DTD 06/02/90
                                           3043 Mary Ave
                                           E Grand Rapids MI 49506-3150
                                           Hans J Pinagel &                              1,750      (18.2%)
                                           Jack Lukens JT TEN
                                           12768 Marilyn Dr
                                           Leroy MI 49655-9747

New Jersey Series (Class C)                Linda Abrams                                 10,461       (5.7%)
                                           209 Pipers Landing CT
                                           Holmdel NJ 07733-2519
                                           Martin Abrams                                16,272       (8.9%)
                                           209 Pipers Landing CT
                                           Holmdel NJ 07733-2519

          SERIES AND CLASS NAME                        REGISTRATION                 SHARES       (PERCENT)
-----------------------------------------  ------------------------------------  -------------  ------------
                                           Ralph J. Bisirri                             18,769      (10.3%)
                                           6 Lake Corson Lane
                                           Marmora NJ 08223-1667
                                           Dolores Truex                                20,764      (11.4%)
                                           126 Mayetta Landing Rd
                                           West Creek NJ 08092-3100
                                           Prudential Securities Inc.                   19,999      (11.0%)
                                           Arsenio Stabile

New York Series (Class C)                  Michael F Scheitel                            5,158       (7.9%)
                                           Dorothy E Scheitel Jt Ten
                                           38 King Ave
                                           Selden NY 11784-2338
                                           Henry Hocker &                               12,278      (18.7%)
                                           Gloria Hocker Jt Ten
                                           West Suffolk Ave
                                           Central Islip NY 11722-2142
                                           Shelley Fehrenbach                            4,921       (7.5%)
                                           2 Cherry Lane
                                           Kings Point NY 11024-1122
                                           Lawrence R Caponegro TTEE                    10,775      (16.4%)
                                           Caponegro Family Revocable
                                           Tr Ua Dtd 06/29/92
                                           47 Woodbury Road
                                           Hauppauge NY 11788-4729
                                           Kandala K. Chary MD &                         3,330       (5.1%)
                                           Vaidehi Chary JTTEN,
                                           99 Roxbury Pk
                                           East Amherst NY 14051-1769
                                           Mrs Barbara Ann Moccia                        4,445       (6.8%)
                                           11 Byrd St
                                           Rye NY 10580-2407

North Carolina Series (Class C)            Steven J Sybert                               2,945      (44.8%)
                                           Rosalie B Sybert Jt Ten
                                           4509 Coburn Ct
                                           Charlotte NC 28277-2551
                                           Howard G Hochman                              1,005      (15.3%)
                                           1200 Dwire Pl
                                           Durhan NC 27706-2515
                                           S J Black and Son Inc                         1,031      (15.7%)
                                           PO Box 1105
                                           Monroe NC 28111-1105
                                           Janet H Kean                                  1,371      (20.9%)
                                           Thomas J Kean Recovable Livtr
                                           UA DTD 10/30/87
                                           17404 Randalls Ferry Rd #B
                                           Norwood NC 28128-7460

Ohio Series (Class C)                      Robert M Beck                                   503      (13.2%)
                                           339 Walnut Creek Pike
                                           Circleville OH 43113-1051

          SERIES AND CLASS NAME                        REGISTRATION                 SHARES       (PERCENT)
-----------------------------------------  ------------------------------------  -------------  ------------
                                           Cynthia L Weaver                                437      (11.5%)
                                           9813 Camelot St NW
                                           Pickerington OH 43147-8579
                                           Neal W Toth                                     438      (11.5%)
                                           Ann D Toth JT TEN
                                           108 Bayberry Dr
                                           Northfield OH 44087-2622
                                           Coleman Popp &                                1,764      (46.2%)
                                           Stella J Popp JT TEN
                                           Box 601
                                           Adena OH 43901-0601
                                           Charles E Cartwright                            654      (17.1%)
                                           Janet L Cartwright
                                           700 Swayne Dr
                                           Coshocton, OH 43812-1051

Pennsylvania Series (Class C)              Samuel J Occhipinti                           9,273      (12.0%)
                                           Jeanette Occhipinti JT TEN
                                           324 42nd St
                                           Pittsburgh PA 15201-1702
                                           Thomas E Flack &                              9,440      (12.2%)
                                           Dorothy E Flack JT TEN
                                           2504 Radcliffe Road
                                           Brodmall PA 19008-2116
                                           Barry L Joel &                                4,260       (5.5%)
                                           Tammy L Joel Jt Ten
                                           7368 Beacon Hill Dr
                                           Pittsburgh PA 15221-2569
                                           Betty J Falvo                                 8,647      (11.2%)
                                           1317 Clifton Rd
                                           Washington PA 15301-8237
                                           Herbert P Schenkel                           18,613      (24.1%)
                                           PO Box 427
                                           Macunge PA 18062-0427
                                           Robert J Niehaus &                            4,037       (5.2%)
                                           Jacqueline Niehaus Jt Ten
                                           5960 NE 28th Ave
                                           Ft Lauderdale FL 33308-2701

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)   FINANCIAL STATEMENTS:

       (1) Financial statements included in the Prospectuses constituting Part A of this Registration Statement:

          Financial Highlights.

       (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


          Portfolio of Investments at August 31, 1996.



          Statement of Assets and Liabilities at August 31, 1996.



          Statement of Operations for the year ended August 31, 1996.



          Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995.


          Notes to Financial Statements.

          Financial Highlights.

          Independent Auditors' Reports.

  (B)   EXHIBITS:

         1. (a) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


              (b) Amended Certificate of Designation.*


         2. Restated By-Laws, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91216).

         4. (a) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class B shares), incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed October 31, 1988 (File No. 2-91216).

              (b) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class A shares), incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91216).

              (c) Specimen receipts for shares of beneficial interest of Florida Series and New Jersey Money Market Series, incorporated by reference to Exhibit No. 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91216).

              (d) Specimen receipts for shares of beneficial interest of Connecticut Money Market Series and Massachusetts Money Market Series, incorporated by reference to Exhibit No. 4(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed May 10, 1991 (File No. 2-91216).

              (e) Specimen receipt for shares of beneficial interest of New York Income Series, incorporated by reference to Exhibit No. 4(e) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed March 8, 1993 (File No. 2-91216).

              (f) Specimen receipt for shares of beneficial interest of Florida Series (for Class D Shares), incorporated by reference to Exhibit No. 4(f) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed April 30, 1993 (File No. 2-91216).

         5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).


         6. (a) Amended and Restated Distribution Agreement between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc.*



              (b) Amendment to Distribution Agreements.*



              (c) Amended and Restated Distribution Agreement.*


         8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91216).

         9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

        10.   Opinion of Counsel.*

        11.   Consent of Independent Accountants.*

        13. Purchase Agreement, incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed August 29, 1984 (File No. 2-91216).

        15. (a) Distribution and Service Plan between the Registrant (Class D shares) and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 15(g) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

              (b) Distribution and Service Plan between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit No. 15(j) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

              (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

              (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

              (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

        16.   (a)   Schedule   of   Computation   of   Performance  Information,
              incorporated by reference to Exhibit No.16 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b) Schedule of Computation of Performance Information of Class A shares, incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91216).

        17.   Financial Data Schedules.*


        18.   Rule 18f-3 Plan.*

--------------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


    As of October 4, 1996, each series of the Fund had the following number of record holders of shares of beneficial interest, $.01 par value per share:
Connecticut Money Market Series, 1,761 record holders; Florida Series, 2,376 record holders of Class A shares, 378 record holders of Class B shares and 198 record holders of Class C shares; Hawaii Income Series, 78 record holders of Class A shares, 301 record holders of Class B shares and 62 record holders of Class C shares; Maryland Series, 893 record holders of Class A shares, 823 record holders of Class B shares and 8 record holders of Class C shares; Massachusetts Series, 949 record holders of Class A shares, 939 record holders of Class B shares and 6 record holders of Class C shares; Massachusetts Money Market Series, 1,177 record holders; Michigan Series, 1,315 record holders of Class A shares, 1,565 record holders of Class B shares and 7 record holders of Class C shares; New Jersey Series, 3,029 record holders of Class A shares, 6,160 record holders of Class B shares and 55 record holders of Class C shares; New Jersey Money Market Series, 5,140 record holders; New York Money Market Series, 7,989 record holders; New York Series, 5,902 record holders of Class A shares, 5,556 record holders of Class B shares and 31 record holders of Class C shares; North Carolina Series, 910 record holders of Class A shares, 1,074 record holders of Class B shares and 7 record holders of Class C shares; Ohio Series, 2,050 record holders of Class A shares, 2,144 record holders of Class B shares and 7 record holders of Class C shares; and Pennsylvania Series, 3,570 record holders of Class A shares, 7,592 record holders of Class B shares and 34 record holders of Class C shares. As of October 4, 1996, the New York Income Series did not have any record holders of shares of beneficial interest.


ITEM 27. INDEMNIFICATION.

    Article V, Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 or 10 of each Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the
Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    (a) Prudential Mutual Fund Management LLC


    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.



NAME AND ADDRESS               POSITION WITH PMF                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Brian Storms                   President and Chief        President and Chief Executive Officer, PMF
                                Executive Officer


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS               POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
E. Michael Caulfield           Chairman of the Board,     Chief Executive Officer, Prudential Investments of Prudential;
                                President, Chief           Chairman of the Board, President, Chief Executive Officer and
                                Executive Officer and      Director, PIC
                                Director
Jonathan M. Greene             Senior Vice President and  President -- Investment Management, Prudential Investments of
                                Director                   Prudential; Senior Vice President and Director, PIC
John R. Strangfeld             Vice President and         President of Private Asset Management Group of Prudential; Vice
                                Director                   President and Director, PIC


ITEM 29. PRINCIPAL UNDERWRITERS


    (a) Prudential Securities Incorporated



    Prudential Securities Incorporated is distributor for The BlackRock Government Income Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Dryden Fund, Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential
Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:



                     Corporate Investment Trust Fund
                     Prudential Equity Trust Shares
                     National Equity Trust
                     Prudential Unit Trust
                     Government Securities Equity Trust
                     National Municipal Trust

    (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.



                                      POSITIONS AND                                                      POSITIONS AND
                                      OFFICES WITH                                                       OFFICES WITH
NAME(1)                               UNDERWRITER                                                        REGISTRANT
------------------------------------  -----------------------------------------------------------------  -----------------
Robert Golden.......................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Alan D. Hogan.......................  Executive Vice President, Chief Administrative Officer and               None
                                      Director
George A. Murray....................  Executive Vice President and Director                                    None
Leland B. Paton.....................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Martin Pfinsgraff...................  Executive Vice President, Chief Financial Officer and Director           None
Vincent T. Pica, II.................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Hardwick Simmons....................  Chief Executive Officer, President and Director                          None
Lee B. Spencer, Jr..................  Executive Vice President, Secretary, General Counsel and Director        None



------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.
      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, Gateway Center Three, Newark, New Jersey, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9),
(10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Gateway Center Three, Newark, New Jersey and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


ITEM 31. MANAGEMENT SERVICES

    Other   than   as  set   forth  under   the  captions   "How  the   Fund  is
Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectuses and under the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

    (a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 30th day of October, 1996.


                                               PRUDENTIAL MUNICIPAL SERIES FUND

                                               By:     /s/ RICHARD A. REDEKER

                                                 -------------------------------
                                                  Richard A. Redeker, President

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         NAME                           TITLE                                                  DATE
------------------------------------------------------  ----------------------------------------------  ------------------

             /s/ EDWARD D. BEACH
-------------------------------------------             Trustee                                           October 30, 1996
              Edward D. Beach

             /s/ EUGENE C. DORSEY
-------------------------------------------             Trustee                                           October 30, 1996
              Eugene C. Dorsey

             /s/ DELAYNE D. GOLD
-------------------------------------------             Trustee                                           October 30, 1996
               Delayne D. Gold

             /s/ ROBERT F. GUNIA
-------------------------------------------             Vice President and Trustee                        October 30, 1996
               Robert F. Gunia

           /s/ HARRY A. JACOBS, JR.
-------------------------------------------             Trustee                                         October 30, 1996
             Harry A. Jacobs, Jr.

-------------------------------------------             Trustee
              Donald D. Lennox

             /s/ MENDEL A. MELZER
-------------------------------------------             Trustee                                           October 30, 1996
              Mendel A. Melzer

            /s/ THOMAS T. MOONEY
-------------------------------------------             Trustee                                           October 30, 1996
              Thomas T. Mooney

            /s/ THOMAS H. O'BRIEN
-------------------------------------------             Trustee                                           October 30, 1996
              Thomas H. O'Brien

                         NAME                           TITLE                                                  DATE
------------------------------------------------------  ----------------------------------------------  ------------------

            /s/ RICHARD A. REDEKER
-------------------------------------------             President and Trustee                             October 30, 1996
              Richard A. Redeker

            /s/ NANCY HAYS TEETERS
-------------------------------------------             Trustee                                           October 30, 1996
             Nancy Hays Teeters

-------------------------------------------             Trustee
               Louis A. Weil, III

              /s/ GRACE TORRES
-------------------------------------------             Principal Financial and Accounting Officer        October 30, 1996
                Grace Torres

                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 EXHIBIT INDEX


  EXHIBIT                                                              PAGE
   NUMBER                         DESCRIPTION                         NUMBER
  --------  -------------------------------------------------------  --------
        1.  (a) Amended and Restated Declaration of Trust of the
            Registrant, incorporated by reference to Exhibit No.
            1(a) to Post-Effective Amendment No. 30 to the
            Registration Statement on Form N-1A filed via EDGAR on
            December 28, 1994 (File No. 2-91216).                      --
            (b) Amended Certificate of Designation.*
        2.  Restated By-Laws, incorporated by reference to Exhibit
            No. 2 to Post-Effective Amendment No. 27 to the
            Registration Statement on Form N-1A filed via EDGAR on
            May 12, 1994 (File No. 2-91216).                           --
        4.  (a) Specimen receipt for shares of beneficial interest,
            $.01 par value, of the Registrant (for Class B shares),
            incorporated by reference to Exhibit No. 4 to
            Post-Effective Amendment No. 9 to the Registration
            Statement on Form N-1A filed October 31, 1988 (File No.
            2-91216).                                                  --
            (b) Specimen receipt for shares of beneficial interest,
            $.01 par value, of the Registrant (for Class A shares),
            incorporated by reference to Exhibit No. 4(b) to
            Post-Effective Amendment No. 13 to the Registration
            Statement on Form N-1A filed August 24, 1990 (File No.
            2-91216).                                                  --
            (c) Specimen receipts for shares of beneficial interest
            of Florida Series and New Jersey Money Market Series,
            incorporated by reference to Exhibit No. 4(c) to
            Post-Effective Amendment No. 16 to the Registration
            Statement on Form N-1A filed December 3, 1990 (File No.
            2-91216).                                                  --
            (d) Specimen receipts for shares of beneficial interest
            of Connecticut Money Market Series and Massachusetts
            Money Market Series, incorporated by reference to
            Exhibit No. 4(d) to Post-Effective Amendment No. 19 to
            the Registration Statement on Form N-1A filed May 10,
            1991 (File No. 2-91216).                                   --
            (e) Specimen receipt for shares of beneficial interest
            of New York Income Series, incorporated by reference to
            Exhibit No. 4(e) to Post-Effective Amendment No. 24 to
            the Registration Statement on Form N-1A filed March 8,
            1993 (File No. 2-91216).                                   --
            (f) Specimen receipt for shares of beneficial interest
            of Florida Series (for Class D Shares), incorporated by
            reference to Exhibit No. 4(f) to Post-Effective
            Amendment No. 25 to the Registration Statement on Form
            N-1A filed April 30, 1993 (File No. 2-91216).              --
        5.  (a) Management Agreement between the Registrant and
            Prudential Mutual Fund Management, Inc., incorporated
            by reference to Exhibit No. 5(a) to Post-Effective
            Amendment No. 10 to the Registration Statement on Form
            N-1A filed November 2, 1989 (File No. 2-91216).            --
            (b) Subadvisory Agreement between Prudential Mutual
            Fund Management, Inc. and The Prudential Investment
            Corporation, incorporated by reference to Exhibit No.
            5(b) to Post-Effective Amendment No. 10 to the
            Registration Statement on Form N-1A filed November 2,
            1989 (File No. 2-91216).                                   --
        6.  (a) Amended and Restated Distribution Agreement between the Registrant (Connecticut Money Market Series,
            Massachusetts Money Market Series, New Jersey Money
            Market Series, New York Money Market Series) and
            Prudential Mutual Fund Distributors, Inc.*
            (b) Amendment to Distribution Agreements.*
            (c) Amended and Restated Distribution Agreement.*
        8.  (a) Custodian Agreement between the Registrant and
            State Street Bank and Trust Company, incorporated by
            reference to Exhibit No. 8 to Post-Effective Amendment
            No. 10 to the Registration Statement on Form N-1A filed
            November 2, 1989 (File No. 2-91216).                       --
            (b) Custodian Agreement between the Registrant and
            State Street Bank and Trust Company, incorporated by
            reference to Exhibit No. 8(b) to Post-Effective
            Amendment No. 13 to the Registration Statement on Form
            N-1A filed August 24, 1990 (File No. 2-91216).             --
        9.  Transfer Agency and Service Agreement between the
            Registrant and Prudential Mutual Fund Services, Inc.,
            incorporated by reference to Exhibit No. 9 to
            Post-Effective Amendment No. 10 to the Registration
            Statement on Form N-1A filed November 2, 1989 (File No.
            2-91216).                                                  --
       10.  Opinion of Counsel.*
       11.  Consent of Independent Accountants.*

  EXHIBIT                                                              PAGE
   NUMBER                         DESCRIPTION                         NUMBER
  --------  -------------------------------------------------------  --------
       13.  Purchase Agreement, incorporated by reference to
            Exhibit No. 13 to Pre-Effective Amendment No. 1 to the
            Registration Statement on Form N-1A filed August 29,
            1984 (File No. 2-91216).                                   --
       15.  (a) Distribution and Service Plan between the
            Registrant (Class D shares) and Prudential Securities
            Incorporated, incorporated by reference to Exhibit No.
            15(g) to Post-Effective Amendment No. 26 to the
            Registration Statement on Form N-1A filed via EDGAR on
            November 1, 1993 (File No. 2-91216).                       --
            (b) Distribution and Service Plan between the
            Registrant (Connecticut Money Market Series,
            Massachusetts Money Market Series, New Jersey Money
            Market Series, New York Money Market Series) and
            Prudential Mutual Fund Distributors, Inc., incorporated
            by reference to Exhibit No. 15(j) to Post-Effective
            Amendment No. 26 to the Registration Statement on Form
            N-1A filed via EDGAR on November 1, 1993 (File No.
            2-91216).                                                  --
            (c) Distribution and Service Plan for Class A shares,
            incorporated by reference to Exhibit No. 15(c) to
            Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A filed via EDGAR on December 28,
            1994 (File No. 2-91216).                                   --
            (d) Distribution and Service Plan for Class B shares,
            incorporated by reference to Exhibit No. 15(d) to
            Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A filed via EDGAR on December 28,
            1994 (File No. 2-91216).                                   --
            (e) Distribution and Service Plan for Class C shares,
            incorporated by reference to Exhibit No. 15(e) to
            Post-Effective Amendment No. 30 to the Registration
            Statement on Form N-1A filed via EDGAR on December 28,
            1994 (File No. 2-91216).                                   --
       16.  (a) Schedule of Computation of Performance Information,
            incorporated by reference to Exhibit No.16 to
            Post-Effective Amendment No. 10 to the Registration
            Statement on Form N-1A filed November 2, 1989 (File No.
            2-91216).                                                  --
            (b) Schedule of Computation of Performance Information
            of Class A shares, incorporated by reference to Exhibit
            No. 16(b) to Post-Effective Amendment No. 16 to the
            Registration Statement on Form N-1A filed December 3,
            1990 (File No. 2-91216).                                   --
       17.  Financial Data Schedules.*
       18.  Rule 18f-3 Plan.*

--------------
*Filed herewith.